UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21714

MML Series Investment Fund II
(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT 06082
(Address of principal executive offices)	(Zip code)

Paul LaPiana
100 Bright Meadow Blvd., Enfield, CT 06082
(Name and address of agent for service)

Registrant's telephone number, including area code:	(860) 562-1000

Date of fiscal year end:	12/31/2020

Date of reporting period:	12/31/2020

Item 1. Reports to Stockholders.

MassMutual

Annual Report

MML Series Investment Fund II

Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2020

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

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MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Paul LaPiana

“We encourage you to maintain perspective when it comes to retirement investing, despite short-term changes in the markets or day-to-day events that may seem unsettling. MassMutual’s view is that changing market conditions have the potential to reward patient investors.”

December 31, 2020

Markets advanced despite pandemic challenges

I am pleased to present you with the MML Series Investment Fund II Annual Report, covering the year ended December 31, 2020 (the “fiscal year”). U.S. stocks were up over 18% for the reporting period, despite the global economic recession brought on by the COVID-19 pandemic, as investors looked past rising coronavirus case levels and responded positively to the global rollout of vaccinations, additional global fiscal stimulus, and a post-Brexit trade agreement between the U.K. and European Union. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s withdrawal from the European Union.) A swift response to the pandemic by the Federal Reserve Board and Congress delivered unprecedented monetary and fiscal stimulus to support the U.S. economy and financial markets. The global response was similar in speed and magnitude. U.S. bond investors enjoyed positive returns in a falling yield environment, fueled by lower economic growth expectations, interest rate decreases, and supportive central bank policy.

Despite the ongoing challenges that investors face, it’s important to keep in mind that market conditions are cyclical and subject to change anytime. In MassMutual’s view, the market environment that ensued from the pandemic (with stocks largely selling off and then, for the most part, recovering) underscores the importance of maintaining a long-term perspective and avoiding reacting to current events. That’s why we continue to believe that retirement investors should create and maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with market volatility.

Suggestions for retirement investors under any market conditions

●

You are likely in it for the long run. Investing for retirement doesn’t happen overnight. Most people save and invest for retirement throughout their working years. Although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out the downturns as you work toward your retirement income goals.

●

Keep contributing. While it’s impossible to control how your investments perform, you can control how often and how much you save. Saving as much as possible and increasing your contributions regularly is one way smart retirement investors can help boost their retirement savings, regardless of the investment environment.*

●

Invest continually. Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Individuals who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions. This has the potential to put them at an advantage when the markets turn around.

●

Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. Those broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.*

*Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited) (Continued)

If you work with a financial professional, you may wish to consider checking in with him or her to help you determine if:

●	you are saving enough for retirement;

●	your retirement account is invested properly for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

●	you are taking the right steps to help reduce your longevity risk, which is the chance that you could “run out” of retirement savings during your lifetime.

We live mutual, every day

MassMutual believes that humanity brings out the best in one another. That’s why, for nearly 170 years, through ups and downs and good times and bad, we have continually believed that we are stronger when we rely on one another. That’s also why we encourage you to maintain perspective when it comes to retirement investing, despite short-term changes in the markets or day-to-day events that may seem unsettling. MassMutual’s view is that changing market conditions have the potential to reward patient investors. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Paul LaPiana, CFP®
President

© 2021 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com Underwriter: MML Distributors, LLC (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111. MMLD is a wholly owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly owned subsidiary of MassMutual. The information provided is the opinion of MML Advisers as of 1/1/21 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MML Series Investment Fund II – Economic and Market Overview (Unaudited)

December 31, 2020

Market Highlights

●	For the reporting period from January 1, 2020 through December 31, 2020, U.S. stocks were up over 18%, despite the global economic recession brought on by the COVID-19 pandemic.

●

The first quarter of 2020 was one of the most difficult quarters on record for the markets. COVID-19 fears turned to reality as “social distancing,” shuttered businesses, and the associated lost economic activity became the new norm.

●

A swift response to the pandemic by the Federal Reserve Board and Congress delivered unprecedented monetary and fiscal stimulus to support the U.S. economy and financial markets. The global response was similar in speed and magnitude.

●

Investors ended the period looking past rising COVID-19 cases and responding positively to the global rollout of COVID-19 vaccinations, additional global fiscal stimulus, and a post-Brexit trade agreement between the U.K. and European Union.

●

Foreign stocks in developed markets and emerging markets also experienced gains in the fiscal year, aided by increasing economic activity in the second half of the year and the weakening of the U.S. dollar.

●	U.S. bond investors enjoyed positive returns in a falling yield environment, fueled by lower economic growth expectations, interest rate declines, and supportive global central bank policy.

Market Environment

Global stock investors experienced significant levels of volatility for the fiscal year beginning January 1, 2020. U.S. stocks rose steadily until mid-February, when the severity of the COVID-19 crisis was becoming apparent with rising case counts, hospitalizations, and deaths. Investor sentiment quickly turned negative, with March marking the end of the 11-year bull market. The S&P 500® Index* fell 34% from its February high to its March low, as the reality that the COVID-19 crisis had stalled the global economy and the imminence of a recession became evident.

Investors started the second quarter of 2020 facing increasing COVID-19 deaths, record unemployment levels, and expectations for an unprecedented decline in economic activity. Despite this, global markets ultimately recorded a strong second quarter, with investors responding positively to the massive amounts of monetary and fiscal stimulus. In addition, progress in combating COVID-19 and increasing economic activity, helped to fuel the market turnaround. Central banks supported bond market liquidity and kept interest rates low through government and corporate bond purchases.

Better-than-expected second-quarter corporate earnings, a strong rebound in housing demand, and progress on COVID-19 therapeutics and vaccine research helped to tamp down investor concerns and drove many stocks, especially in the information technology sector, to new highs in the third quarter of 2020. Positive economic and market momentum continued into the fourth quarter of the year, as investors looked past rising COVID-19 cases, responded positively to the global rollout of COVID-19 vaccinations and the signing of a $900 billion COVID-19 relief bill in the U.S. in late December, and cheered the post-Brexit trade agreement between the U.K. and European Union. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s withdrawal from the European Union.) Improved expectations for economic activity in 2021 helped propel interest rates higher and the yield curve steeper.

The broad market S&P 500 Index delivered a strong 18.40% return for the fiscal year. The Dow Jones Industrial AverageSM was also up a healthy 9.72%. The technology-heavy NASDAQ Composite Index was one of the biggest winners, up 44.92% for the fiscal year. Small- and mid-cap stock indexes generally outperformed their larger peers, while growth stocks outperformed their value counterparts by over 35% during the period.

Eight of 11 sectors delivered positive returns for the fiscal year, led by information technology, consumer discretionary, communication services, and materials, which all enjoyed double-digit growth and beat the S&P 500 Index. The energy sector was the worst performer for the fiscal year, down nearly 34%. The financial and real estate sectors also ended in negative territory.

* Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

MML Series Investment Fund II – Economic and Market Overview (Unaudited) (Continued)

Developed international markets, as measured by the MSCI EAFE® Index, had a respectable year, ending the fiscal year up 7.82%. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, fared significantly better, ending up 18.31% for the period. Both developed international and emerging-market stocks benefited from increasing economic activity in the second half of the fiscal year, as well as the weakening U.S. dollar.

Bond yields fell sharply during the fiscal year, with the 10-year U.S. Treasury bond yield falling from a high of 1.88% in January 2020 to end the fiscal year at 0.93%. Falling yields generally produce rising bond prices; consequently, bond index returns benefited. The Bloomberg Barclays U.S. Aggregate Bond Index ended the period up 7.51%. Investment-grade corporate bonds also advanced. The Bloomberg Barclays U.S. Corporate Bond Index, which tracks investment-grade corporate bonds, ended the period with a 9.89% gain. The Bloomberg Barclays U.S. Corporate High Yield Bond Index also ended in positive territory, advancing 7.11%, despite a rising level of corporate bankruptcies.

As we enter 2021, we view the stock markets as extended and valuations high relative to market history. While the prospect of lower financing, labor, and energy costs support a bull case, there is substantial uncertainty regarding the impacts of the U.S. presidential election, the timeline for large-scale COVID-19 vaccine deployment, and the health of the global economy. Against this backdrop, we feel that diversification across global assets could be a smart approach for what we believe may well be a bumpy ride in 2021.

At MassMutual, we remain convinced that a broadly diversified portfolio aligned with a long-term strategy is the wisest course for those investors seeking retirement income. We remind you that it is important to maintain perspective and have realistic expectations about the future performance of your investment portfolio. As described in this report, financial markets can reverse suddenly, stumble along sideways, and reverse again. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to markets like these, with how long you have to save and invest, and with your specific financial goals and risk tolerance. Thank you for your confidence in MassMutual.

The information provided is the opinion of MML Investment Advisers, LLC as of 1/1/2021 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MML Blend Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Blend Fund, and who is the Fund’s subadviser?

This Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital. The Fund is a “fund of funds” and seeks to achieve its investment objective by investing substantially all of its assets in a combination of exchange-traded funds (ETFs) selected by the Fund’s subadviser, BlackRock Investment Management, LLC (BlackRock), using an asset allocation strategy. The ETFs are advised by an affiliate of BlackRock. The Fund invests in ETFs that invest primarily in U.S. equity securities and fixed income securities. Effective November 18, 2020, BlackRock replaced Barings LLC (Barings) as subadviser of the Fund.

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Initial Class shares returned 12.87%,* significantly underperforming the 18.40% return of the S&P 500® Index (the “stock component’s benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market. The Fund outperformed the 7.51% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “bond component’s benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Fund underperformed the 13.57% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. Finally, the Fund underperformed the 15.37% return of the Custom Balanced Index (the “blend benchmark”), which comprises the stock component’s benchmark and the bond component’s benchmark. The weightings of each index are 60% and 40%, respectively.

*

The Fund’s investment strategy changed on November 18, 2020. The performance results shown above would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the portion of the year that Barings served as subadviser of the Fund (January 1, 2020–November 17, 2020), the Fund held an overweight allocation to equities, which benefited performance. The Fund’s bond portfolio was underweight U.S. Treasuries, relative to the bond component’s benchmark, which detracted dramatically from returns during the market decline, but helped performance during the recovery. Within the equity segment of the Fund, an underweight allocation to the poorly performing energy sector, relative to the stock component’s benchmark, also benefited the Fund. Within the energy sector, the Fund held an overweight stake in Cabot Oil and Gas, a smaller exploration company. Cabot declined 1%, relative to 38% for other energy companies, and this helped performance.

The Fund’s significantly overweight position in the technology sector contributed to full-year returns, although specific Fund holdings (and allocations to those holdings) within the sector hampered returns. For example, the Fund was overweight in Intel, a semiconductor manufacturer that was down 22%; and its underweight allocation to Nvidia (another semiconductor manufacturer), detracted from returns, since Nvidia advanced 128% during the period. In the Fund’s bond segment, an overweight allocation to investment-grade corporates was a positive contributor to performance. Within securitized sectors, agency mortgage-backed securities (MBS) contributed positively to performance, while commercial mortgage-backed securities (CMBS) and residential mortgage-backed securities (RMBS) detracted over the period. Derivatives can be used for hedging, speculation, or both. In the bond segment, the Fund used derivative instruments for yield curve, duration, downside hedging, and to gain exposures. In aggregate, these positions positively contributed to performance.

For the part of the year that BlackRock served as subadviser of the Fund (November 18, 2020–December 31, 2020), the Fund outperformed both the stock component’s benchmark and the bond component’s benchmark. BlackRock constructs the Fund’s portfolio by using only passive instruments, but deviates in exposure from the benchmark through its allocation to low-cost ETFs. With respect to the equity component, the Fund invests in small- and mid-cap companies through allocations to the S&P Midcap 400 Index, the S&P SmallCap 600 Index, and the S&P Total-U.S. Stock Market Index (a broad-based benchmark that expands market capitalization coverage beyond the S&P 500 Index to include approximately 2500 mid-, small-, and micro-cap

MML Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

companies). Sector allocations played an important role in the Fund’s performance during the period. For example, the Fund’s underweight to energy, a sector that had a late-period rebound after lagging broad markets for the majority of the year, hampered returns. On the other hand, having an overweight position in small- and mid-cap companies benefited the Fund, as ETF holdings IJH, a mid cap stock ETF, and IJR, a small cap stock ETF, returned 7.0% and 9.0%, respectively. The largest contributors to returns in IJR were mining company Cleveland-Cliffs, business analytics provider MicroStrategy, and games retailer GameStop. The largest contributors to returns in IJH were solar energy provider Enphase Energy, photovoltaics company SolarEdge Technology, and lighting manufacturer Cree, Inc. The blend component of the Fund allocates roughly 40% of its assets into fixed-income ETFs, and deviates from the bond component’s benchmark exposure by allocating small amounts into high-yield credits through HYG, a high-yield bond ETF; and IUSB, an ETF that tracks the Barclays Universal Index, a broad-based fixed-income index that expands coverage beyond the bond component’s benchmark to include roughly 7% of its exposure into high-yield credit quality. Within fixed income, sector allocation affected performance, as the Fund’s underweights in both the securitized sector and U.S. Treasuries hindered returns. Conversely, the Fund’s overweight corporate exposure contributed to performance, as investment-grade credit spreads narrowed from 1.17% to 1.03% from November 18 to December 31, while high-yield credit spreads narrowed from 4.42% to 3.86%. Credit spreads are the differences in yields between comparable bonds, with narrowing spreads often indicating improving private creditworthiness.

Subadviser outlook

BlackRock notes that the allocations used to build the Fund’s portfolio are meant to be strategic and long-term asset allocations, designed with low-cost vehicles and to minimize turnover. At year end, relative to the stock component’s benchmark, the Fund held overweight allocations to mid-, small-, and micro-cap securities. As optimism has risen in U.S. equities based on hopes of an effective vaccination rollout and less uncertainty in the political environment, Fund management’s outlook for equities has been positive. Within fixed income, the Fund is overweight corporate exposure relative to the bond component’s benchmark. Spreads have narrowed significantly, with little room for further compression, but Fund management believes that the asset class could remain an attractive source of income after yields plummeted in 2020.

MML Blend Fund Largest Holdings (% of Net Assets) on 12/31/20
iShares Core S&P Total US Stock Market ETF	30.3%
iShares Core S&P 500 ETF	27.6%
iShares Core Total USD Bond Market ETF	15.7%
iShares Core U.S. Aggregate Bond ETF	15.7%
iShares iBoxx High Yield Corporate Bond ETF	3.9%
iShares 5-10 Year Investment Grade Corporate Bond ETF	3.9%
iShares Core S&P Mid-Cap ETF	2.0%
iShares Core S&P Small-Cap ETF	0.8%
99.9%

MML Blend Fund Sector Table (% of Net Assets) on 12/31/20
Mutual Funds	101.8%
Total Long-Term Investments	101.8%
Short-Term Investments and Other Assets and Liabilities	(1.8)%
Net Assets	100.0%

MML Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	02/03/1984	12.87%	10.57%	10.06%
Service Class	08/15/2008	12.57%	10.29%	9.78%
S&P 500 Index*		18.40%	15.22%	13.88%
Bloomberg Barclays U.S. Aggregate Bond Index		7.51%	4.44%	3.84%
Lipper Balanced Fund Index		13.57%	9.60%	8.28%
Custom Balanced Index		15.37%	11.23%	10.12%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Dynamic Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Dynamic Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to maximize current income and total return by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds, which may include securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities, or sponsored corporations; corporate obligations (including foreign hybrid securities); mortgage-backed securities; asset-backed securities; foreign securities (corporate and government); emerging market securities (corporate and government); bank loans and assignments; and other securities bearing fixed or variable interest rates of any maturity. The Fund may invest a portion of its net assets in inverse floaters and interest-only and principal-only securities, which may experience high volatility in response to changes in interest rates. The Fund may invest in other investment companies, including other open-end or closed-end investment companies, exchange-traded funds (ETFs), and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Fund’s subadviser and its affiliates. The Fund’s subadviser is DoubleLine Capital LP (DoubleLine).

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Class II shares returned 3.91%, underperforming the 7.51% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2020, the Fund’s shorter-duration profile and overweight credit positioning, relative to the benchmark, were the primary drivers of its underperformance. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.)

The emergence of COVID-19 and the subsequent lockdowns it caused throughout the world all but halted economic activity during the first quarter of 2020. As global economies locked down, investors fled risk assets in search of safety, causing yields to fall sharply, credit spreads to blow out, and central banks to take swift policy actions to aid economic recovery. (Bond prices move in the opposite direction of interest rates or yields; when yields rise, the prices of existing bonds fall – and vice versa.) While the injection of monetary and fiscal support into many global economies led to a strong recovery in the price of risk assets during the second half of the year, many sectors still finished the year with spreads (i.e., the differences in yields between comparable Treasury and non-Treasury securities) at wider levels than they started it with.

Floating-rate sectors such as collateralized loan obligations (CLOs) and bank loans underperformed the benchmark, as they became less attractive to investors when their coupons fell as global central banks slashed their borrowing rates to stimulate the economy during the pandemic. Commercial mortgage-backed securities (CMBS) posted negative returns for the year, as economic sectors within the asset class, such as retail and hospitality, were more acutely impacted by the pandemic-induced lockdowns.

U.S. Treasuries were the top-performing asset class over the period and benefited from the steep drop in interest rates across all tenors of the U.S. Treasury curve. The investment-grade corporate credit sector also posted strong returns due to its longer-duration profile and the targeted Federal Reserve (the “Fed”) purchase support it received early in the pandemic. While the performance of higher-beta corporate sectors, such as high yield and emerging market debt, were negatively impacted at the beginning of the pandemic, they were among the best-performing asset classes during the fourth quarter of 2020, as the recovery in corporate credit outpaced that of securitized credit in the Fund at the end of the year.

MML Dynamic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Fund management notes that structured product spreads lagged the recovery of corporate spreads during the second half of 2020. (Structured products are pre-packaged investments that ordinarily consist of assets linked to interest plus one or more derivatives.) They believe the Fund is well positioned to take advantage of the potential outperformance in securitized credit as the global economy continues to recover and COVID-19 vaccines become more widely available. The Fed has signaled it will continue its policy of low rates and quantitative easing to support the U.S. economy, which Fund management believes could foster a constructive environment for risk assets. As the U.S. budget deficit continues to reach new all-time highs, they believe that additional fiscal stimulus from the Democratic-controlled government – combined with Fed purchase support – could lead to higher inflation and put upward pressure on the intermediate to long tenors of the U.S. Treasury curve. Given this view, Fund management plans to continue positioning the Fund with a shorter duration than the benchmark.

MML Dynamic Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/20
Corporate Debt	26.1%
Non-U.S. Government Agency Obligations	25.4%
U.S. Treasury Obligations	24.3%
U.S. Government Agency Obligations and Instrumentalities	17.9%
Bank Loans	3.8%
Sovereign Debt Obligations	1.4%
Municipal Obligations	0.1%
Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%
Net Assets	100.0%

MML Dynamic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	Since Inception 05/15/2015
Class II	05/15/2015	3.91%	4.35%	3.60%
Service Class I	05/15/2015	3.51%	4.06%	3.33%
Bloomberg Barclays U.S. Aggregate Bond Index		7.51%	4.44%	3.95%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Fund, and who are the Fund’s subadvisers?

The Fund’s primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The Fund invests primarily in common stocks of companies that the subadvisers believe are undervalued in the marketplace, with a focus on securities of larger size companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, preferred stocks, securities convertible into common or preferred stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund typically invests most of its assets in securities of U.S. companies, but may invest up to 25% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund’s two subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which managed approximately 36% of the Fund’s portfolio; and Brandywine Global Investment Management, LLC (Brandywine Global), which managed approximately 64% of the Fund’s portfolio, as of December 31, 2020.

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Initial Class shares returned 3.03%, outperforming the 2.80% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the Brandywine Global component of the Fund, the Fund’s price momentum factor helped performance by reducing the Fund component’s energy weighting earlier in the year. Banks and financial companies languished from the collapse in the yield curve and the lack of need for financing. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) The Fund component’s large overweight in the financial sector, relative to the benchmark, detracted from returns until the last quarter of 2020, when market participation was broader. Increased demand for home computing equipment and services proved positive for the Fund component’s performance, as the Fund component had a large overweight allocation to the technology sector.

Within the T. Rowe Price component of the Fund, stock selection and sector allocation were the primary drivers of the Fund component’s relative outperformance. Information technology, health care, and energy were the largest relative contributors – whereas consumer staples and consumer discretionary detracted from relative performance. With respect to specific Fund component holdings, within information technology, Microsoft and Qualcomm performed well. Shares of Microsoft rose over the year, following strong quarterly earnings reports highlighted by robust growth within the software giant’s intelligent cloud segment. In health care, Danaher was a standout, as shares of the company finished higher due to better-than-anticipated revenue growth and margin performance as a result of Danaher’s recently acquired Cytiva business, which posted a strong increase in organic order growth. On the downside, the consumer staples sector detracted from the Fund component’s relative performance due to underperforming Fund component holdings, such as Tyson Foods. During the first half of the year, shares of the company lagged the broader market as the company grappled with uncertainty stemming from the coronavirus outbreak and a shift from commercial to residential food consumption. Fund component holdings in consumer discretionary, including Royal Caribbean Group and McDonald’s, also weighed on relative returns.

MML Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Brandywine Global’s strategy tends to lag during tight periods of narrow leadership when valuations are ignored. While the extreme events of 2020 proved challenging, the same growth factors that have driven market returns over much of this extended bull market underperformed in the fourth quarter as the markets surged higher. The spread in large-cap valuations between growth and value narrowed slightly; however, it continued to be well above average. Brandywine Global sees this rotation in leadership and a broadening of market participation as positives for value investing and their investment approach.

T. Rowe Price expects the cyclical rally to continue into 2021 as the vaccines are rolled out. They believe that, in an environment where the economy continues to normalize, value has the potential to outperform, given a higher concentration of cyclically sensitive companies. They also believe that the potential for rate stabilization, combined with consumer strength, provides the prospect for financials to rebound. In the long term, T. Rowe Price’s focus remains on avoiding secular risk and keeping the quality of the Fund component’s portfolio high.

MML Equity Fund Largest Holdings (% of Net Assets) on 12/31/20
JP Morgan Chase & Co.	3.6%
Bank of America Corp.	2.8%
UnitedHealth Group, Inc.	2.6%
Johnson & Johnson	2.5%
Broadcom, Inc.	1.9%
Verizon Communications, Inc.	1.8%
Comcast Corp. Class A	1.8%
Morgan Stanley	1.7%
Alphabet, Inc. Class C	1.6%
Oracle Corp.	1.6%
21.9%

MML Equity Fund Sector Table (% of Net Assets) on 12/31/20
Financial	24.4%
Consumer, Non-cyclical	21.9%
Technology	13.3%
Industrial	12.0%
Consumer, Cyclical	8.9%
Communications	8.2%
Utilities	4.2%
Basic Materials	3.9%
Energy	2.2%
Mutual Funds	0.5%
Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%
Net Assets	100.0%

MML Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	12/31/1973	3.03%	8.77%	9.34%
Service Class	08/15/2008	2.77%	8.50%	9.06%
Russell 1000 Value Index		2.80%	9.74%	10.50%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Momentum Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Momentum Fund, formerly known as MML Asset Momentum Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in common stocks of large capitalization U.S. companies. The Fund’s subadviser, Invesco Advisers, Inc. (Invesco), and sub-subadviser, Invesco Capital Management LLC (ICM), invest the Fund’s assets using an indexing strategy. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the S&P 500® Momentum Index* (the “Index”). Effective on November 18, 2020, Invesco replaced Barings LLC (Barings) as subadviser of the Fund and ICM became sub-subadviser of the Fund.

*

The “S&P 500 Momentum Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by MassMutual. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Momentum Index.

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Class II shares returned 20.26%,** significantly underperforming the 28.32% return of the Index, which measures the performance of securities in the S&P 500 universe that exhibit persistence in their relative performance. The S&P 500 Momentum Index became the Fund’s benchmark on November 18, 2020, because the S&P 500 Momentum Index more closely represents the Fund’s investment strategy than does the Fund’s former benchmark, the S&P 500® Index. In addition, the Fund outperformed the 18.40% return of the S&P 500® Index, which measures the performance of 500 widely held stocks in the U.S. equity market.

**

The Fund’s investment strategy changed on November 18, 2020. The performance results shown above would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the portion of the year that Barings served as subadviser of the Fund (January 1, 2020–November 17, 2020), the Fund’s investments in both value and international equities hampered its performance relative to the benchmark. One detractor from performance was oil refiner Marathon Petroleum, a Fund holding that underperformed the S&P 500 Index by 42%. Another Fund holding, entertainment company Fox Corporate, trailed the S&P 500 by 37%. Outside of the U.S., the Fund’s investments in Brazil and Mexico also detracted from performance. The Fund’s investment in Brazil lost about 30% of its value due to a combination of stock market downturn and currency depreciation. On the other side of the ledger, the Fund’s positions in growth stocks generated significant gains. One specific Fund holding that was a key contributor was swimming pool distributor Pool Corporation, which gained 56% due to a strong demand for its products. Overweighting technology stocks, relative to the benchmark, also contributed to performance, as the technology industry benefited significantly from the rapid shift to work-from-home across the world. Barings used derivative instruments to gain exposure to global assets and to hedge downside risk of securities – which, in the aggregate, contributed to performance. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties.

For the part of the year that Invesco served as subadviser of the Fund (November 18, 2020–December 31, 2020), the largest detractor from the Fund’s performance was the financials sector. Due to poor returns earlier in the year (arising from unemployment and falling gross domestic product), financials initially exhibited poor price momentum, which led the Fund to significantly underweight the sector. When financials surged in December 2020, on investor hopes of a second round of stimulus payments, the Fund’s performance suffered. Turning to the positive, the largest contributor to the Fund’s performance was the information technology sector, which continued to outperform as the U.S. economy began to lock back down and more people

MML Equity Momentum Fund – Portfolio Manager Report (Unaudited) (Continued)

returned to working from home due to a second wave of COVID-19. Because of the significant outperformance of the larger companies in the information technology sector earlier in the year, the Fund had overweight allocations to many of them, which benefited the Fund as the lockdowns resumed.

Subadviser outlook

The Fund aims to offer shareholders access to the highest-momentum stocks within the S&P 500 Index. This goal is not expected to change, and the Fund aims to continue to offer this clearly defined exposure to shareholders for the foreseeable future. Fund management notes that, as the strategy is designed to track an index, Fund positioning results from a rules-based investment process.

MML Equity Momentum Fund Largest Holdings (% of Net Assets) on 12/31/20
Apple, Inc.	9.1%
Microsoft Corp.	8.7%
Amazon.com, Inc.	8.4%
NVIDIA Corp.	5.7%
Facebook, Inc. Class A	5.6%
PayPal Holdings, Inc.	3.9%
Netflix, Inc.	2.8%
Adobe, Inc.	2.6%
AbbVie, Inc.	2.6%
Thermo Fisher Scientific, Inc.	2.3%
51.7%

MML Equity Momentum Fund Sector Table (% of Net Assets) on 12/31/20
Technology	38.0%
Consumer, Non-cyclical	24.7%
Communications	19.3%
Consumer, Cyclical	8.3%
Financial	3.6%
Basic Materials	2.6%
Industrial	1.8%
Utilities	1.7%
Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	0.0%
Net Assets	100.0%

MML Equity Momentum Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	Since Inception 05/15/2015
Class II	05/15/2015	20.26%	15.32%	12.33%
Service Class I	05/15/2015	20.00%	15.03%	12.04%
S&P 500 Momentum Index*		28.32%	17.03%	15.50%
S&P 500 Index		18.40%	15.22%	12.92%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Rotation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Rotation Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in common stocks of large- and medium-capitalization U.S. companies. The Fund’s subadviser, Invesco Advisers, Inc. (Invesco), and sub-subadviser, Invesco Capital Management LLC (ICM), invest the Fund’s assets using an indexing strategy. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the Russell 1000® Invesco Dynamic Multifactor Index*. Effective on November 23, 2020, Invesco replaced Barings LLC (Barings) as subadviser of the Fund and ICM became sub-subadviser of the Fund.

*

The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. All rights in the Russell 1000® Invesco Dynamic Multifactor Index (the “Index”) vest in the relevant LSE Group company which owns the Index. “Russell 1000®” and “Russell®” are trade marks of the relevant LSE Group company and are used by any other LSE Group company under license.

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Class II shares returned 22.92%,** outperforming the 20.96% return of the Russell 1000 Index (the “benchmark”), which measures the performance of the large-cap segment of U.S. equity securities. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Fund outperformed the 18.40% return of the S&P 500® Index, which measures the performance of 500 widely held stocks in the U.S. equity market. Finally, the Fund outperformed the 20.92% return of the Russell 1000 Invesco Dynamic Multifactor Index, which reflects a dynamic combination of factor exposures drawn from constituent stocks of the Russell 1000 Index. The Russell 1000 Index became the Fund’s benchmark on November 23, 2020, because the Russell 1000 Index more closely represents the Fund’s investment strategy than does the Fund’s former benchmark, the S&P 500® Index.

**

The Fund’s investment strategy changed on November 23, 2020. The performance results shown above would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the portion of the year that Barings served as subadviser of the Fund (January 1, 2020–November 22, 2020), the Fund was significantly overweight, relative to the benchmark, in the technology sector. With respect to specific Fund holdings, the Fund held an overweight stake in Veeva Systems, a cloud-based company that aids in drug development; it rose 88% during the performance period. The Fund’s overweight allocation to “old tech” companies also benefited the Fund. Specifically, technology giant Apple was a Fund holding that advanced 62% during the period. The Fund was also overweight in financials for most of the year. Ultimately, however, low interest rates and the small margin between short- and long-term interest rates proved a drag on bank earnings. One Fund holding within the sector, Keycorp (a Cleveland-based bank), was down 20% for the period and detracted from the Fund’s performance.

Invesco served as subadviser of the Fund from November 23, 2020 through December 31, 2020. Prior to that, in mid-2020, the leading economic indicators that drive the positioning of the Fund’s underlying strategy suggested that the pandemic-related economic contraction had ended and the strategy shifted towards a “recovery” regime, with significant tilts towards both smaller companies and companies that exhibit greater value characteristics. The strategy was still in this position when Invesco began managing the Fund. During the reporting period, there was a significant resurgence in COVID-19 cases. This led the U.S. economy to begin to shut down again, with a broad tilt back to employees who could working remotely. This was significantly detrimental to the types of brick-and-mortar retailers that typically exhibit strong value characteristics. The Fund’s emphasis on smaller value stocks also led to an underweight in the information technology sector, which benefited most during the COVID-19 resurgence. For example, the largest single detractor was the technology device manufacturer and electronic services provider Apple. The lack of exposure to Apple caused a significant amount of the Fund’s underperformance for the period.

MML Equity Rotation Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

As of the year-end evaluation, Fund management determined that the short-term economic growth rate was beginning to exceed the longer-term average. Because of this, in January 2021, the Fund shifted into an “expansion” stance, reducing the strength of the tilts to smaller-size and value stocks and tilting toward momentum stocks – i.e., stocks that have seen rapid recent increases in their prices. The rationale for this shift is the theory that the stocks that have benefited from this stock market rally will continue to benefit. Fund management will continue to evaluate this decision monthly, and modify exposures as the regime indicators warrant. Fund management notes that as the strategy is designed to track an index, the Fund’s positioning is a result of a rules-based investment process.

MML Equity Rotation Fund Largest Holdings (% of Net Assets) on 12/31/20
ViacomCBS, Inc. Class B	1.0%
United Rentals, Inc.	0.9%
Cardinal Health, Inc.	0.9%
AES Corp.	0.9%
Synchrony Financial	0.9%
Discover Financial Services	0.9%
Hewlett Packard Enterprise Co.	0.8%
Delta Air Lines, Inc.	0.8%
MGM Resorts International	0.8%
International Paper Co.	0.7%
8.6%

MML Equity Rotation Fund Sector Table (% of Net Assets) on 12/31/20
Financial	28.7%
Consumer, Cyclical	19.8%
Industrial	14.3%
Consumer, Non-cyclical	11.5%
Communications	6.1%
Basic Materials	5.6%
Technology	5.1%
Energy	5.0%
Utilities	3.8%
Mutual Funds	0.1%
Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	0.0%
Net Assets	100.0%

MML Equity Rotation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	Since Inception 05/15/2015
Class II	05/15/2015	22.92%	14.81%	12.60%
Service Class I	05/15/2015	22.57%	14.52%	12.32%
Russell 1000 Index*		20.96%	15.60%	13.09%
Russell 1000 Invesco Dynamic Multifactor Index		20.92%	18.22%	16.00%
S&P 500 Index		18.40%	15.22%	12.92%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML High Yield Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML High Yield Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. The Fund invests primarily in lower rated U.S. debt securities (“junk” or “high yield” bonds), including securities in default. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s, below BBB- by Standard & Poor’s or the equivalent by any NRSRO (using the lower rating) or, if unrated, determined to be of below investment grade quality by the Fund’s subadviser). The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Class II shares returned 5.56%, underperforming the 7.11% return of the Bloomberg Barclays U.S. Corporate High-Yield Bond Index (the “benchmark”), which measures the performance of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds, including corporate bonds, fixed-rate bullet, putable, and callable bonds, SEC Rule 144A securities, original issue zeros, pay-in-kind bonds, fixed-rate and fixed-to-floating capital securities.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The U.S. high yield market saw unprecedented volatility to begin 2020, as the COVID-19 pandemic spread across the globe. Following sharp, dramatic declines, in tandem with other risk asset classes, high-yield bonds made a strong recovery throughout the remaining three quarters of the year – ultimately ending 2020 with a positive return. Lower-quality issues underperformed the broader market as a result of more substantial declines in March, despite outperforming during the final two quarters of the year. Transportation issuers ended the year in deeply negative territory, while outperformers included the banking and other industrial sectors. Sectors most heavily impacted by the COVID-19 pandemic also underperformed, while still ending the year in positive territory.

During the year, the Fund’s holdings in the double-B and triple-C categories lagged the benchmark due to the underperformance of specific credits; however, a bias toward lower-rated credits was a positive contributor. The Fund outperformed relative to the benchmark across single-Bs and certain below-triple-C-rated credits, which recovered after earlier losses in the year. The Fund’s transportation and energy credits were the largest detractors, whereas its holdings in the communications and technology sectors were the top relative performers across industries, with each benefiting from prudent credit positioning.

Fund holdings that were the largest detractors from performance included Fieldwood Energy, a private exploration and production company with operations focused in the Gulf of Mexico; American Airlines, the world’s largest passenger airline; and Tullow Oil, a U.K.-based, independent public exploration and production company that focuses primarily in offshore regions of Africa. Fund holdings that were top contributors to performance in 2020 included Ford Motor Company, one of the world’s largest automobile manufacturers; Occidental Petroleum, a U.S.-based chemicals and energy company; and Veritas, an information management software provider offering backup and recovery, appliances, and storage management.

Subadviser outlook

Fund management notes that, while it appears that economic activity may potentially pause in many geographic regions over the near term, they believe that what awaits on the other side will be a powerful mix of fiscal stimulus, multiple vaccines, pent-up demand for services, and increased employment gains associated with a broad reopening of the global economy. Their view is that the markets were already discounting many of these elements as 2020 came to a close. That being said, they believe defaults will continue to compress as we move throughout 2021, which could justify current spread levels. For Fund management, one point of focus moving forward will be Treasury rates, as we come through the other side of this soft patch. Hence, Fund management could opportunistically reduce exposure to longer-duration, lower-yielding positions in 2021.

MML High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

MML High Yield Fund Portfolio Characteristics (% of Net Assets) on 12/31/20
Corporate Debt	90.1%
Bank Loans	7.0%
Common Stock	0.6%
Total Long-Term Investments	97.7%
Short-Term Investments and Other Assets and Liabilities	2.3%
Net Assets	100.0%

MML High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Class II	05/03/2010	5.56%	7.61%	7.06%
Service Class I	05/03/2010	5.38%	7.35%	6.80%
Bloomberg Barclays U.S. Corporate High-Yield Bond Index		7.11%	8.59%	6.80%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-indexed bonds and other income-producing securities. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Initial Class shares returned 11.11%, outperforming the 10.99% return of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “benchmark”), which measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury. It is a subset of the Global Inflation-Linked Index (Series-L).

How do inflation-indexed bonds protect against inflation?

Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a stated coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index for All Urban Consumers (CPI-U) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2 instead of using the original $1,000 par value to calculate the amount of interest.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Consumer prices, as measured by the U.S. Bureau of Labor Statistics, were down for the year 2020, as unadjusted Headline CPI came in at 1.4%, down from 2.3% at 2019 year end. (CPI measures changes in the price of a market basket of consumer goods and services. Core CPI does not include food and energy prices. Headline CPI includes food and energy.) While food/beverages and other goods and services were main drivers of inflation, the headline decrease was driven in large part by energy prices. As of December 2020, Core CPI decreased to 1.6%, down from 2.3% at 2019 year end. Core CPI is running below the 2% inflation objective of the Federal Open Market Committee (FOMC).

TIPS positioning in aggregate contributed to Fund performance during the period. The Fund’s underweight positioning, relative to the benchmark, in short-maturity inflation securities was offset by allocations to high-quality income-producing assets that earned higher yields than U.S. Treasuries. Tactical positioning in 5-year inflation instruments contributed substantially to performance, while 30-year inflation securities detracted.

In addition to TIPS, the Fund invested in high-quality income-producing securities, including asset-backed securities (ABS) and money market securities. The income earned by these asset classes contributed positively over the year. Asset-backed securities contributed substantially to performance. Fund holdings in auto loans and student loans within the ABS sector were the primary contributors. High-quality commercial paper was also a driver of the Fund’s performance over the year. (Commercial paper is the commonly used name for short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations.)

The Fund may use derivative instruments for yield curve and duration management, as well as for replicating cash bonds and gaining market exposure in order to implement manager views. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Overall these derivative positions modestly contributed to performance.

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

The U.S. Federal Reserve (the “Fed”) has signaled a “wait and see” pause in rate actions. In the most recent FOMC statement, the Committee indicated that unless there is a significant change in the outlook for full employment and stable inflation, a rate hike would not be likely. While the Committee painted a grim picture in the near term, there is optimism beyond that, as there is hopefulness that the vaccine will ultimately contain the COVID-19 virus. There are also concerns about the longer-term effects the pandemic may inflict on the workforce. As a result, members maintained the target range for the federal funds rate at 0.00% to 0.25%.

Heading into 2021, Fund management believes that investors should expect continued dovish monetary and fiscal policy. The new Biden administration and fully Democratic-controlled Congress have signaled lofty spending ambitions, which should provide tailwinds for inflation. Although the global COVID-19 crisis creates significant disinflationary headwinds, government spending and accommodative monetary policy could dampen the effects. Though inflation markets have priced in much of the recent fiscal policy expectations, Fund management remains constructive, given the progress made on the COVID-19 vaccine and the Fed’s commitment to keep interest rates low in 2021.

MML Inflation-Protected and Income Fund Portfolio Characteristics (% of Net Assets) on 12/31/20
Non-U.S. Government Agency Obligations	55.9%
U.S. Treasury Obligations	18.1%
U.S. Government Agency Obligations and Instrumentalities	3.9%
Purchased Options	0.4%
Municipal Obligations	0.0%
Total Long-Term Investments	78.3%
Short-Term Investments and Other Assets and Liabilities	21.7%
Net Assets	100.0%

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	08/30/2002	11.11%	5.22%	3.83%
Service Class	08/15/2008	10.88%	4.96%	3.57%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)		10.99%	5.08%	3.81%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Managed Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Managed Bond Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any NRSRO, or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Initial Class shares returned 7.71%, outperforming the 7.51% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

From both a relative and an absolute perspective, the Fund enjoyed a very strong year performance-wise. The U.S. Federal Reserve (the “Fed”) took an expedited course to stem volatility by implementing several programs meant to get the market back on course after the onset of the COVID-19 pandemic. These programs, many of which have now expired, largely accomplished what they were set to correct – as market liquidity, investor sentiment, and security prices regained much of the ground lost at the start of the crisis. U.S. Government bond yields fell sharply over the year, in part due to the Fed’s multiple emergency rate cuts. Credit spreads widened, then finished the year close to where they began, as the economy progressed through its recession. (Credit spreads are the differences in yields between comparable bonds, with tightening spreads often indicating decreasing yields and increasing prices for bonds.) In the end, both factors contributed to strong total returns for most investment-grade sectors.

For the year ended December 31, 2020, the Fund had an overweight allocation, relative to the benchmark, to the corporate sector, which was a primary driver of the Fund’s performance. The Fund’s allocations to integrated oil, life insurance, and finance were top contributing industry holdings. Secondary oil & gas producers, gas pipelines, and property and casualty insurance were among the top detracting industry holdings. The Fund’s overweight allocation to BBB quality holdings was the top-performing quality position over the period. During the year, the Fund held an underweight stake in Treasuries, which detracted from relative performance.

Notable performance detractors for the year were in the securitized sectors – in particular, asset-backed securities (ABS) backed by private student loans and aviation collateral. The Fund held an overweight to this sector. Out-of-benchmark active allocations in commercial mortgage-backed securities (CMBS) and residential mortgage-backed securities (RMBS) both detracted from performance.

The portfolio management team generally keeps portfolio duration (interest rate sensitivity) in line with that of the benchmark – meaning that duration management was only a modest detractor from performance for the year.

The Fund uses derivative instruments for yield curve, duration, downside hedging and to gain exposures. They may also be used as a substitute for a direct investment. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. In aggregate, these positions contributed positively to performance.

MML Managed Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Given the supportive fundamental and technical pictures for risk assets, Fund management believes that spreads could tighten in 2021 as many forecasts are suggesting. In this environment, they view that one way to take advantage of tightening spreads is to buy higher-beta credits that have not yet recovered. In the investment-grade corporate space, for instance, Fund management continues to see value in bonds rated BBB with solid fundamentals that look well positioned to weather an extended COVID-19 period.

Despite the weakness in 2020, Fund management views that securitized sectors still represent good value – as they believe the U.S. consumer remains on solid ground heading into 2021. Consequently, the Fund is overweight in this space going into the new year. Finally, barring additional growth weakness, Fund management feels that U.S. government yields will be range-bound in 2021, but may experience some upward pressure. Fund management believes that lower interest rates would require a marked deterioration in future growth prospects. Conversely, their view is that higher rates will only manifest alongside a sharp pick-up in inflation expectations. The Fund plans to hold a neutral duration position against its benchmark.

MML Managed Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/20
Corporate Debt	39.0%
Non-U.S. Government Agency Obligations	32.7%
U.S. Government Agency Obligations and Instrumentalities	21.4%
U.S. Treasury Obligations	3.4%
Sovereign Debt Obligations	0.8%
Municipal Obligations	0.3%
Purchased Options	0.2%
Total Long-Term Investments	97.8%
Short-Term Investments and Other Assets and Liabilities	2.2%
Net Assets	100.0%

MML Managed Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	12/16/1981	7.71%	4.84%	4.10%
Service Class	08/15/2008	7.44%	4.58%	3.84%
Bloomberg Barclays U.S. Aggregate Bond Index		7.51%	4.44%	3.84%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Short-Duration Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any NRSRO, or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Class II shares returned 1.55%, underperforming the 3.08% return of the Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index (the “benchmark”). The Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index became the Fund’s benchmark on November 1,2020, because the Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index more closely represents the Fund’s investment strategy than does the Fund’s former benchmark, The Bloomberg Barclays U.S. 1-3 Year Government Bond Index. The Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities with maturities of 1-3 years, including Treasuries, government-related and corporate securities, MBS, ABS, and CMBS. The Fund underperformed the 3.14% return of the Bloomberg Barclays U.S. 1-3 Year Government Bond Index in the period. The Bloomberg Barclays U.S. 1-3 Year Government Bond Index measures the performance of the U.S. Treasury and U.S. Agency Indexes with maturities of 1-3 years, including Treasuries and U.S. agency debentures. It is a component of the U.S. Government/Credit Index and the U.S. Aggregate Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The U.S. Federal Reserve (the “Fed”) took an expedited course to stem volatility by implementing several programs meant to get the market back on course after the onset of the COVID-19 pandemic. These programs can be seen as providing beneficial aid to the market. These programs, many of which have now expired, largely accomplished what they were set to correct – as market liquidity, investor sentiment, and security prices regained much of the ground lost at the start of the crisis. U.S. Government bond yields fell sharply over the year, in part due to the Fed’s multiple emergency rate cuts. Credit spreads widened, then finished the year close to where they began, as the economy progressed through its recession. (Credit spreads are the differences in yields between comparable bonds, with tightening spreads often indicating decreasing yields and increasing prices for bonds.) In the end, both factors contributed to strong total returns for most investment-grade sectors. Shorter-maturity yields, where the Fund’s holdings tend to be heavily focused, continued to fall, resulting in a meaningful decline in the overall Fund yield as compared to one year ago.

The biggest detractor, relative to the Fund’s benchmark, was its duration positioning – a measure of price sensitivity to changes in yields. As of year end, the Fund’s duration stood at 0.5 years, versus 2.0 years for the benchmark. The Fund’s duration position was held short for most of 2020, based on the Fund’s long-standing rules-based approach to managing interest rate risk. Unfortunately, having a shorter duration than the benchmark in a year when market yields fell substantially resulted in a meaningful performance drag versus the benchmark.

The securitized sector was a relatively neutral contributor to Fund performance over the period. The Fund held an overweight allocation to the sector, relative to the benchmark. Asset-backed securities (ABS) were a positive contributor to performance, as were commercial mortgage backed securities (CMBS). Residential mortgage-backed securities (RMBS) detracted from performance.

The Fund’s positioning in corporate bonds was a significant contributor to the Fund’s full-year performance. The Fund was overweight this sector compared to the benchmark. Banking, secondary oil & gas producers, and life insurance were among the top positive contributing industry holdings. Property and casualty insurance, health care supply, and real estate investment

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

trusts (REITs) were among the top detracting industry holdings. Fund holdings rated BBB and a small allocation to BB-quality holdings contributed to performance. The Fund had an underweight allocation to Treasuries over the period, which detracted from its relative performance.

The Fund uses derivative instruments for yield curve, duration, downside hedging and to gain exposures. They may also be used as a substitute for a direct investment. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. In aggregate, these positions contributed positively to performance.

Subadviser outlook

Despite the weakness in 2020, Fund management believes that securitized sectors still represent good value – as they believe that the U.S. consumer remains on solid ground heading into the first quarter of 2021. Consequently, the Fund is overweight in this space going into the new year.

Barring additional growth weakness, Fund management feels that U.S. government yields will likely be range-bound in 2021, but may experience some upward pressure. Fund management believes lower interest rates would require a marked deterioration in future growth prospects. Conversely, their view is that higher rates will only manifest alongside a sharp pick-up in inflation expectations. Fund management believes that the Fund could perform positively in the case of a sharp rise in interest rates, given its short relative duration positioning compared to the benchmark.

MML Short-Duration Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/20
Non-U.S. Government Agency Obligations	48.4%
Corporate Debt	44.2%
U.S. Government Agency Obligations and Instrumentalities	1.6%
U.S. Treasury Obligations	0.7%
Municipal Obligations	0.2%
Purchased Options	0.0%
Total Long-Term Investments	95.1%
Short-Term Investments and Other Assets and Liabilities	4.9%
Net Assets	100.0%

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Class II	05/03/2010	1.55%	2.57%	2.27%
Service Class I	05/03/2010	1.34%	2.32%	2.02%
Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index*		3.08%	2.17%	1.60%
Bloomberg Barclays U.S. 1-3 Year Government Bond Index		3.14%	1.92%	1.32%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Cap Equity Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco).

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Initial Class shares returned 20.70%, outperforming the 19.96% return of the Russell 2000 Index (the “benchmark”), which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Stock selection within the health care and communication services sectors was the primary driver of the Fund’s outperformance of the benchmark for the year ended December 31, 2020. This was partially offset by weaker stock selection in the consumer discretionary and information technology sectors.

Fund holdings that were top contributors to the Fund’s relative performance included Quidel, Renewable Energy Group, and Zynga. Quidel, which specializes in rapid diagnostic testing, has been a major beneficiary of the COVID-19 pandemic. In addition to already-strong demand for its point-of-care testing for the flu, the company received FDA Emergency Use Authorization (EUA) to market its rapid point-of-care COVID-19 antigen test. Renewable Energy, a pure play in renewable fuels, benefited from a growing interest in the sector, as the demand outlook has improved since more U.S. states have been adopting low carbon fuel standard (LCFS) programs. Zynga, a mobile gaming company, experienced strong top-line growth and improved profitability. The company has also benefited from an increase in gaming driven by social distancing mandates associated with COVID-19.

Fund holdings that were top detractors from relative performance during the year included Matador Resources, Houghton Mifflin Harcourt, and Noble Midstream. Matador Resources, an exploration & production (E&P) company, was negatively affected by low oil prices and decreased demand that was exacerbated by the pandemic and an increase in supply driven by the Russia-Saudi Arabia price war earlier in 2020. Fund management exited the position. Noble Midstream, a pipeline company, was negatively affected by the significant drop in oil prices. Given less growth potential around new pipeline capacity and the desire to maintain financial leverage, Noble Midstream was forced to cut its distribution sharply. Houghton Mifflin, a provider of textbooks and education services, was negatively affected by pandemic-induced U.S. school closures. Fund management eliminated this position from the Fund’s portfolio.

Subadviser outlook

These are the late innings of the pandemic-induced recession, in the view of Fund management. They believe life could start to normalize in the second quarter of 2021, and could essentially return to normal sometime in the third quarter. However, they do not think a simple resumption of the previous economic trend is possible. Even with government assistance programs, businesses and jobs have been permanently lost, and the reallocation of people and resources in the economy could take time.

Fund management continues to maintain its discipline around valuation, focusing on companies they believe have skilled management teams and are out-executing their peers. The evidence of this, in their view, is companies with high returns on invested capital, consistently strong pricing power, and/or rising market share prices. During times of economic volatility, they believe such companies widen their lead over their weaker competitors.

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small Cap Equity Fund Largest Holdings (% of Net Assets) on 12/31/20
Renewable Energy Group, Inc.	2.3%
AutoNation, Inc.	2.3%
ASGN, Inc.	2.2%
Rexnord Corp.	2.0%
WSFS Financial Corp.	2.0%
Korn Ferry	1.9%
j2 Global, Inc.	1.9%
LHC Group, Inc.	1.8%
Visteon Corp.	1.8%
KBR, Inc.	1.7%
19.9%

MML Small Cap Equity Fund Sector Table (% of Net Assets) on 12/31/20
Consumer, Non-cyclical	26.2%
Financial	20.0%
Industrial	15.2%
Consumer, Cyclical	13.0%
Technology	12.7%
Energy	3.4%
Utilities	3.1%
Basic Materials	2.9%
Communications	2.2%
Mutual Funds	0.5%
Diversified	0.3%
Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%
Net Assets	100.0%

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	06/01/1998	20.70%	13.14%	12.35%
Service Class	08/15/2008	20.39%	12.85%	12.07%
Russell 2000 Index		19.96%	13.26%	11.20%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Special Situations Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Special Situations Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in common stocks of U.S. companies of any size. The Fund’s subadviser, Invesco Advisers, Inc. (Invesco), and sub-subadviser, Invesco Capital Management LLC (ICM), invest the Fund’s assets using an indexing strategy. Under normal circumstances, the Fund invests primarily (at least 80% of its net assets) in the equity securities of companies included within the S&P U.S. IPO and Spin-Off Index*. Effective on November 18, 2020, Invesco replaced Barings LLC (Barings) as subadviser of the Fund and ICM became sub-subadviser of the Fund.

*

The “S&P U.S. IPO and Spin-Off Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by MassMutual. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P U.S. IPO and Spin-Off Index.

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Class II shares returned 29.61%,** outperforming, by a wide margin, the 20.89% return of the Russell 3000® Index (the “benchmark”), which measures the performance of the 3,000 largest U.S. companies based on market capitalization. The Fund underperformed the 29.77% return of its supplemental index, the S&P U.S. IPO and Spin-Off Index, which measures the performance of U.S. companies that have had initial public offerings (“IPOs”) or have been spun off from a parent company within the past five years. The Russell 3000 Index became the Fund’s benchmark on November 18,2020, because the Russell 3000 Index more closely represents the Fund’s investment strategy than does the Fund’s former benchmark, the S&P 500® Index. The Fund outperformed the 18.40% return of the S&P 500 Index over the period. The S&P 500 Index which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the portion of the year that Barings served as subadviser of the Fund (January 1, 2020–November 17, 2020), 38% of the Fund’s portfolio was held in industrial companies. Two of the newest members of this group were Carrier Global, the air conditioning company; and Otis Worldwide, the elevator company, which were the spinoffs of United Technologies (now Raytheon Technologies). Carrier was up 134% during the performance period, and it was one of the companies Fund management increased the Fund’s exposure to in April. Otis was up 42% for the period, and Fund management also increased the Fund’s stake in this holding during the period. On the downside, Fund holding Lamb Weston, a company that makes french fries for restaurants, was spun off from Conagra Brands, a large food company. Restaurants were one of the hardest-hit industries during the pandemic, and Lamb Weston declined 18% during the performance period. The Fund increased its position in Lamb Weston in June, which amplified the drag this holding had on the Fund’s performance during the reporting period.

For the part of the year that Invesco served as subadviser of the Fund (November 18, 2020–December 31, 2020), the Fund underperformed the benchmark by slightly over 2% – due entirely to the information technology sector. Within the sector, there were two main causes for underperformance. First, by the nature of its objective to invest in newly public companies, the Fund will not invest in large established IT companies such as the technology device manufacturer Apple. Over the reporting period, such companies surged, based on expanding lockdowns across the U.S. Second, the Fund’s largest holding within the sector, the video conferencing company Zoom Video Communications, saw a significant pullback after surging earlier in the year. Turning to the positive, the communications services sector proved to be a bright spot, as two Fund holdings within the sector contributed to performance. The Fund’s largest holding in the sector, social networking company Snap Inc., jumped early in December, upon announcing a cross-platform posting agreement with the much-larger social networking company Twitter. Additionally, the cable TV and internet provider Altice, which was assembled by a European parent and had its initial public offering (IPO) in 2017, surged on improving revenue guidance during the reporting period.

Subadviser outlook

As a passive product, MML Special Situations Fund will continue to provide diversified exposure to newly public companies within the United States for the foreseeable future. Fund management notes that, as the strategy is designed to track an index, the Fund’s positioning results from a rules-based investment process.

MML Special Situations Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Special Situations Fund Largest Holdings (% of Net Assets) on 12/31/20
Snap, Inc. Class A	7.6%
Uber Technologies, Inc.	7.1%
Dow, Inc.	6.9%
Zoom Video Communications, Inc. Class A	6.6%
Pinterest, Inc.	5.6%
Carrier Global Corp.	5.1%
Corteva, Inc.	4.8%
Otis Worldwide Corp.	4.7%
Fortive Corp.	4.1%
Invitation Homes, Inc.	2.8%
55.3%

MML Special Situations Fund Sector Table (% of Net Assets) on 12/31/20
Communications	26.4%
Industrial	17.5%
Consumer, Non-cyclical	15.8%
Technology	11.8%
Financial	11.3%
Basic Materials	8.3%
Consumer, Cyclical	7.4%
Mutual Funds	2.0%
Energy	1.6%
Total Long-Term Investments	102.1%
Short-Term Investments and Other Assets and Liabilities	(2.1)%
Net Assets	100.0%

MML Special Situations Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	Since Inception 05/15/2015
Class II	05/15/2015	29.61%	15.99%	10.67%
Service Class I	05/15/2015	29.24%	15.71%	10.41%
Rusell 3000 Index*		20.89%	15.43%	12.86%
S&P U.S. IPO and Spin-Off Index		29.77%	15.55%	12.19%
S&P 500 Index		18.40%	15.22%	12.92%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing mainly in common stocks of issuers in developing and emerging markets throughout the world and, at times, it may invest up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers whose principal activities are in a developing (or emerging) market, i.e., are in a developing market or are economically tied to a developing market country. The Fund will invest in at least three developing markets. The Fund focuses on companies with above-average earnings growth. In general, countries may be considered developing or emerging markets if they are included in any one of the MSCI emerging markets indexes, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries, and stock markets with similar characteristics. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco).

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Service Class I Shares returned 17.26%, underperforming the 18.31% return of the MSCI® Emerging Market Index (the “benchmark”), which measures the performance of the large and mid cap segments of emerging market equity securities.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

An underweight allocation to the information technology sector was the largest detractor from the Fund’s relative performance for the year ended December 31, 2020. Stock selection in the consumer staples and consumer discretionary sectors also detracted from the Fund’s full-year returns. From a sector perspective, the largest performance driver was stock selection in, and an overweight allocation, relative to the benchmark, to the health care sector. Stock selection in the financial and communication services sectors also contributed to the Fund’s relative performance.

From a country perspective, the largest detractor from the Fund’s performance was an underweight allocation to South Korea. An overweight stake in Mexico and an overweight allocation to, and stock selection within, Peru also detracted from the Fund’s relative returns. On the other hand, the greatest performance driver for the year was stock selection in China. Stock selection in, and an overweight allocation to, Brazil contributed to the Fund’s full-year returns, along with an underweight allocation to Thai equities.

From a Fund holding perspective, the greatest detractors for the year were FirstRand, Fomento Economico Mexicano, and Credicorp. FirstRand is one of the largest banks in South Africa. The South African banking sector is an attractive one, given its concentration, and FirstRand is well positioned, with its industry-leading return on equity, conservative provisioning, and culture of entrepreneurship and innovation. Nevertheless, the challenging economic conditions in South Africa generated severe macro headwinds that impacted both the sector and the stock. Consequently, the Fund reduced its position in the bank. Fomento Economico Mexicano transformed itself over the past several years from one of the largest beverage companies in Latin America to a leading retail operator. More recently, they have moved into the pharmacy business. While the company has strong expansion and long-term growth prospects, the Mexican economy created a challenging backdrop in the near term. Credicorp is a Peruvian bank that offers retail and commercial banking services, along with brokerage services and asset management. Like many lending institutions globally, difficult macroeconomic situations either caused or exacerbated by COVID-19 put pressure on the lending institution.

Fund holdings that were the top absolute contributors for the year included Taiwan Semiconductor Manufacturing (TSMC), Tencent, and Meituan. TSMC is the world’s preeminent semiconductor foundry. While handset sales were sluggish in 2020, there is potential for further upside to 5G demand due to the release of Apple’s iPhone 12 and long-term partner MediaTek’s (a Taiwanese fabless semiconductor company) release of affordable 5G handset models in the market. (A fabless company designs, verifies, and sells semiconductors under its own brand or for other brands – but outsources the fabrication of its hardware.) Tencent is a Chinese internet company with operations spread across China’s technology infrastructure; it is the largest gaming company in the world. Tencent released Moonlight Blade, an in-house developed MMORPG (massive multiplayer online role-

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

playing game), which quickly became China’s most downloaded game. Meituan is a Chinese tech company that facilitates delivery, shopping, and booking in several service categories, including food delivery, restaurant reservations, beauty services, and hotel and travel reservations through its web-based platform. Meituan has improved key operational metrics in its main profit driver – food delivery – through improved economies of scale, an increase in transacting users, and active merchants. Fund management reduced the Fund’s position in Meituan after the extraordinary appreciation in its share price over the past year.

Subadviser outlook

During this period of crisis and uncertainty, Fund management remains focused on understanding the macroeconomic pressures that are idiosyncratic to emerging markets; however, they are unwavering in their approach as bottom-up investors, which focuses on the long term and avoids tactical decisions. Fund management will continue to seek high-quality companies that, in their view, have durable long-term growth potential, supported by strong competitive positions, balance sheets, and cash flows that could allow them to thrive in the post-coronavirus world.

MML Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 12/31/20
Taiwan Semiconductor Manufacturing Co. Ltd.	8.3%
Tencent Holdings Ltd.	7.1%
Housing Development Finance Corp. Ltd.	4.9%
Kering SA	4.6%
Kotak Mahindra Bank Ltd.	4.0%
AIA Group Ltd.	3.9%
Yum China Holdings, Inc.	3.6%
Alibaba Group Holding Ltd. Sponsored ADR	3.4%
Novatek PJSC Sponsored GDR Registered	3.3%
Yandex NV Class A	3.2%
46.3%

MML Strategic Emerging Markets Fund Sector Table (% of Net Assets) on 12/31/20
Financial	24.3%
Consumer, Cyclical	19.0%
Communications	17.5%
Technology	12.9%
Consumer, Non-cyclical	12.3%
Industrial	5.0%
Basic Materials	4.5%
Energy	3.4%
Mutual Funds	0.4%
Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%
Net Assets	100.0%

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - SERVICE CLASS I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Class II	05/01/2009	17.55%	13.03%	2.38%
Service Class I	08/27/2008	17.26%	12.75%	2.13%
MSCI Emerging Markets Index		18.31%	12.81%	3.63%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML U.S. Government Money Market Fund, and who is the Fund’s subadviser?

The Fund seeks current income consistent with preservation of capital and liquidity. The Fund normally invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements fully collateralized by cash or U.S. Government securities. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. Government securities and repurchase agreements that are fully collateralized by U.S. Government securities. The Fund seeks to maintain, but does not guarantee, a stable $1.00 share price. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Initial Class shares returned 0.23%, underperforming the 0.58% return of the FTSE 3 Month US T Bill Index (the “benchmark”), which measures the performance of the last three three-month Treasury bill month-end rates.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Federal Reserve (the “Fed”) decreased the federal funds target rate from 1.50%-1.75% to 0.00%-0.25% in March 2020 as a result of the market volatility brought on by the global pandemic. Prolonged COVID-19 lockdowns were cited as having an adverse effect on the economy, and as a result, the Fed took a more accommodative stance as the economy moved into recessionary territory.

LIBOR (London Interbank Offered Rate) rates decreased, with one-month LIBOR down 1.63% to 0.14% over the year and three-month LIBOR down 1.67% to 0.24% over the 12-month period. The sharp unexpected decrease in LIBOR earlier in the year had a negative effect on the Fund’s performance due to the number of adjustable rate issues in the Fund that were tied to LIBOR and the Secured Overnight Financing Rate (SOFR). Normally, the Fed ratchets interest rates up or down in 25 basis point increments, based upon their view of the underlying economy; however, the unforeseen global pandemic caused the Fed to act quickly and dramatically in early 2020. Currently, the yield curve out to one year is extremely flat, with no expected rate hike on the horizon. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.)

Subadviser outlook

Barring any unexpected pickup in inflation brought on by the high volume of cash in the banking system, Fund management feels that front-end U.S. government yields will likely be range-bound in 2021. They believe that Treasury Bill supply cuts will be smaller than the $1-1.3 trillion that was expected prior to the results of the Georgia Senatorial seat run-offs. Their view is that the expected decline could be significantly lower with the recent change in control of the Senate, although the size and timing of the stimulus package or packages could have an effect on the supply changes. However, they believe that increasing bank reserves could hold front-end rates down, especially in the early part of 2021.

Fund management believes that Democratic Congressional control increases the likelihood of a $1 trillion near-term COVID-19 stimulus package and passage of a $2-4 trillion spending package later in 2021. Their view is that the smaller first package could be for COVID-19 relief and the larger second package could be aimed at items on Biden’s agenda for infrastructure, green energy, and health care expansion. Regardless, Fund management opines that the Fed will almost surely keep the federal funds rate between 0.00%-0.25% for the duration of 2021, making absolute yields paltry at best. In such a scenario, Fund management believes that money market funds will only add value as a safe place to park cash while waiting for other opportunities to emerge.

MML U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

MML U.S. Government Money Market Fund Portfolio Characteristics (% of Net Assets) on 12/31/20
Discount Notes	79.7%
Repurchase Agreement	6.7%
U.S. Treasury Bill	13.8%
Total Short-Term Investments	100.2%
Other Assets & Liabilities	(0.2)%
Net Assets	100.0%

MML U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	12/16/1981	0.23%	0.75%	0.37%
FTSE 3 Month US T Bill Index		0.58%	1.16%	0.60%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

MML Blend Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
MUTUAL FUNDS — 101.8%
Diversified Financial Services — 101.8%
iShares 5-10 Year Investment Grade Corporate Bond ETF	492,455	$30,428,794
iShares Core S&P 500 ETF	570,739	214,249,713
iShares Core S&P Mid-Cap ETF	66,563	15,298,174
iShares Core S&P Small-Cap ETF (a)	71,365	6,558,444
iShares Core S&P Total US Stock Market ETF	2,729,859	235,368,443
iShares Core Total USD Bond Market ETF	2,237,711	122,134,266
iShares Core U.S. Aggregate Bond ETF	1,033,057	122,097,007
iShares iBoxx High Yield Corporate Bond ETF (a)	350,956	30,638,459
State Street Navigator Securities Lending Prime Portfolio (b)	14,726,250	14,726,250

TOTAL MUTUAL FUNDS (Cost $770,487,321)		791,499,550

TOTAL LONG-TERM INVESTMENTS (Cost $770,487,321)		791,499,550
	Principal Amount
SHORT-TERM INVESTMENTS — 0.1%
Repurchase Agreement — 0.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/20, 0.000%, due 1/04/21 (c)	$1,084,404	1,084,404

TOTAL SHORT-TERM INVESTMENTS (Cost $1,084,404)		1,084,404

TOTAL INVESTMENTS — 101.9% (Cost $771,571,725) (d)		792,583,954

Other Assets/(Liabilities) — (1.9)%		(14,989,436)

NET ASSETS — 100.0%		$777,594,518

Abbreviation Legend

ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2020, was $20,897,235 or 2.69% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $6,634,127 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)	Represents investment of security lending cash collateral. (Note 2).
(c)

Maturity value of $1,084,404. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 12/30/21, and an aggregate market value, including accrued interest, of $1,106,112.

(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments
December 31, 2020

	Principal Amount	Value
BONDS & NOTES — 99.0%
BANK LOANS — 3.8%
Advertising — 0.0%
Clear Channel Outdoor Holdings, Inc., Term Loan B, 3 mo. LIBOR + 3.500%
3.714% VRN 8/21/26	$39,799	$38,235
Terrier Media Buyer, Inc., Term Loan B, 1 mo. LIBOR + 4.250%
4.397% VRN 12/17/26	59,400	59,382
		97,617
Aerospace & Defense — 0.1%
TransDigm, Inc., 2020 Term Loan F, 1 mo. LIBOR + 2.250%
2.397% VRN 12/09/25	170,021	166,391
Airlines — 0.0%
American Airlines, Inc., 2017 Incremental Term Loan, 1 mo. LIBOR + 2.000%
2.159% VRN 12/15/23	74,081	66,387
Kestrel Bidco Inc., Term Loan B, 6 mo. LIBOR + 3.000%
4.000% VRN 12/11/26	69,413	66,420
		132,807
Auto Parts & Equipment — 0.0%
Clarios Global LP, USD Term Loan B, 1 mo. LIBOR + 3.500%
3.647% VRN 4/30/26	148,503	147,729
Biotechnology — 0.0%
Aldevron LLC, 2019 Term Loan B, 1 mo. LIBOR + 4.250%
5.250% VRN 10/12/26	109,200	109,427
Building Materials — 0.0%
CP Atlas Buyer, Inc.
2020 Term Loan B1, 3 mo. LIBOR + 4.500%
5.250% VRN 11/23/27	90,000	90,112
2020 Delayed Draw Term Loan B2, 3 mo. LIBOR + 4.500%
5.250% VRN 11/23/27	30,000	30,038
		120,150
Chemicals — 0.1%
Axalta Coating Systems US Holdings, Inc., USD Term Loan B3, 3 mo. LIBOR + 1.750%
2.004% VRN 6/01/24	274,151	271,752

	Principal Amount	Value
GrafTech Finance, Inc., 2018 Term Loan B, 1 mo. LIBOR + 3.500%
4.500% VRN 2/12/25	$23,866	$23,816
		295,568
Commercial Services — 0.2%
AlixPartners LLP, 2017 Term Loan B, 1 mo. LIBOR + 2.500%
2.647% VRN 4/04/24	222,268	219,525
Allied Universal Holdco LLC, 2019 Term Loan B, 1 mo. LIBOR + 4.250%
4.397% VRN 7/10/26	128,700	128,029
Mister Car Wash Holdings, Inc., 2019 Term Loan B, 1 mo. LIBOR + 3.250%
3.402% VRN 5/14/26	64,836	63,169
Prime Security Services Borrower LLC, 2019 Term Loan B1, 1 mo. LIBOR + 3.250%, 3 mo. LIBOR + 3.250%
4.250% VRN 9/23/26	130,430	130,757
		541,480
Computers — 0.1%
Flexential Intermediate Corp., 2017 1st Lien Term Loan, 3 mo. LIBOR + 3.500%
3.754% VRN 8/01/24	29,693	26,419
Surf Holdings, LLC, USD Term Loan, 3 mo. LIBOR + 3.500%
3.726% VRN 3/05/27	129,350	128,056
		154,475
Distribution & Wholesale — 0.0%
American Tire Distributors Holdings, Inc., 2015 Term Loan, 1 mo. LIBOR + 7.500%, 3 mo. LIBOR + 7.500%
8.500% VRN 9/02/24	29,624	28,157
Diversified Financial Services — 0.1%
Blackhawk Network Holdings, Inc., 2018 1st Lien Term Loan, 1 mo. LIBOR + 3.000%
3.147% VRN 6/15/25	115,136	111,862
Camelot U.S. Acquisition 1 Co., 2020 Incremental Term Loan B, 1 mo. LIBOR + 3.000%
4.000% VRN 10/30/26	120,000	119,887
Deerfield Dakota Holding LLC, 2020 USD Term Loan B, 3 mo. LIBOR + 3.750%
4.750% VRN 4/09/27	119,425	119,444
		351,193

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Electrical Components & Equipment — 0.0%
Energizer Holdings, Inc., 2020 Term Loan,
2.750% 12/22/27	$105,000	$104,804
Electronics — 0.1%
Compass Power Generation LLC, 2018 Term Loan B, 1 mo. LIBOR + 3.500%
4.500% VRN 12/20/24	54,052	52,485
Tech Data Corp., ABL Term Loan, 1 mo. LIBOR + 3.500%
3.645% VRN 6/30/25	105,000	105,557
		158,042
Engineering & Construction — 0.0%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, 3 mo. LIBOR + 4.250%
5.250% VRN 6/21/24	64,435	62,707
Entertainment — 0.0%
Playtika Holding Corp., Term Loan B, 3 mo. LIBOR + 6.000%
7.000% VRN 12/10/24	43,846	44,061
Environmental Controls — 0.1%
Filtration Group Corp., 2018 1st Lien Term Loan, 1 mo. LIBOR + 3.000%
3.147% VRN 3/29/25	200,848	198,498
Foods — 0.1%
H Food Holdings LLC, 2018 Term Loan B, 1 mo. LIBOR + 3.687%
3.834% VRN 5/23/25	49,430	48,503
JBS USA LUX SA, 2019 Term Loan B, 1 mo. LIBOR + 2.000%
2.147% VRN 5/01/26	253,068	250,854
United Natural Foods, Inc., Term Loan B, 1 mo. LIBOR + 4.250%
4.397% VRN 10/22/25	17,045	16,928
		316,285
Forest Products & Paper — 0.0%
Asplundh Tree Expert LLC, Term Loan B, 1 mo. LIBOR + 2.500%
2.647% VRN 9/07/27	69,825	69,956
Gas — 0.0%
Pacific Gas & Electric Company, 2020 Term Loan, 1 mo. LIBOR + 4.500%
5.500% VRN 6/23/25	74,625	75,390

	Principal Amount	Value
Health Care – Products — 0.1%
Avantor Funding, Inc., 2020 Incremental Term Loan B4, 1 mo. LIBOR + 2.500%
3.500% VRN 11/08/27	$130,000	$130,082
Sotera Health Holdings, LLC, 2019 Term Loan, 3 mo. LIBOR + 4.500%
5.500% VRN 12/11/26	141,381	141,793
		271,875
Health Care – Services — 0.2%
Air Methods Corp., 2017 Term Loan B, 3 mo. LIBOR + 3.500%
4.500% VRN 4/22/24	54,577	52,421
Envision Healthcare Corp., 2018 1st Lien Term Loan, 1 mo. LIBOR + 3.750%
3.897% VRN 10/10/25	44,545	37,023
Gentiva Health Services, Inc., 2020 Term Loan, 1 mo. LIBOR + 3.250%
3.438% VRN 7/02/25	182,882	181,626
HC Group Holdings II, Inc., Term Loan B, 1 mo. LIBOR + 4.250%
4.397% VRN 8/06/26	154,221	153,900
Radiology Partners, Inc., 2018 1st Lien Term Loan B, 1 mo. LIBOR +4.25%, 1 year LIBOR +4.25%
4.396% - 5.295% VRN 7/09/25	120,000	117,826
RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B, 1 mo. LIBOR + 3.750%
3.897% VRN 11/16/25	95,193	94,825
Select Medical Corp., 2017 Term Loan B, 3 mo. LIBOR + 2.250%
2.530% VRN 3/06/25	115,000	113,850
Team Health Holdings, Inc., 1st Lien Term Loan, 1 mo. LIBOR + 2.750%
3.750% VRN 2/06/24	24,743	21,973
		773,444
Household Products & Wares — 0.0%
Diamond (BC) B.V., USD Term Loan, 3 mo. LIBOR + 3.000%
3.214% VRN 9/06/24	74,147	72,973
Kronos Acquisition Holdings, Inc., 2020 Term Loan B,
0.000% 12/17/26 (a)	65,000	64,919
		137,892
Insurance — 0.3%
Acrisure LLC, 2020 Term Loan B, 1 mo. LIBOR + 3.500%
3.647% VRN 2/15/27	123,431	120,834

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
AssuredPartners, Inc., 2020 Term Loan B, 1 mo. LIBOR + 3.500%
3.647% VRN 2/12/27	$241,848	$237,993
Asurion LLC
2020 Term Loan B8, 3 mo. LIBOR + 3.250%
0.000% VRN 12/23/26 (a)	155,000	153,248
2018 Term Loan B6, 1 mo. LIBOR + 3.000%
3.147% VRN 11/03/23	70,273	69,541
2017 2nd Lien Term Loan, 1 mo. LIBOR + 6.500%
6.647% VRN 8/04/25	46,970	47,263
OneDigital Borrower LLC
2020 Delayed Draw Term Loan,
0.000% 11/16/27 (b)	26,563	26,563
2020 Term Loan, 3 mo. LIBOR + 4.500%
5.250% VRN 11/16/27	154,727	154,727
Sedgwick Claims Management Services, Inc., 2019 Term Loan B, 1 mo. LIBOR + 4.000%
4.147% VRN 9/03/26	34,475	34,324
		844,493
Internet — 0.2%
Go Daddy Operating Co, LLC, 2020 Term Loan B3, 1 mo. LIBOR + 2.500%
2.647% VRN 8/10/27	84,575	84,822
Go Daddy Operating Co. LLC, 2017 Repriced Term Loan, 1 mo. LIBOR + 1.750%
1.897% VRN 2/15/24	242,487	242,184
Uber Technologies, Inc., 2018 Term Loan, 1 mo. LIBOR + 4.000%
5.000% VRN 4/04/25	113,783	114,091
Web.com Group, Inc., 2018 Term Loan B, 1 mo. LIBOR + 3.750%
3.898% VRN 10/10/25	40,000	39,383
		480,480
Investment Companies — 0.1%
Solenis Holdings LLC, 2018 1st Lien Term Loan, 3 mo. LIBOR + 4.000%
4.233% VRN 6/26/25	73,794	73,628
UFC Holdings LLC, 2019 Term Loan, 6 mo. LIBOR + 3.250%
4.250% VRN 4/29/26	197,232	196,400
		270,028

	Principal Amount	Value
Leisure Time — 0.0%
ClubCorp Holdings, Inc., 2017 Term Loan B, 3 mo. LIBOR + 2.750%
3.004% VRN 9/18/24	$34,642	$32,255
Lodging — 0.1%
Caesars Resort Collection LLC
2017 1st Lien Term Loan B, 1 mo. LIBOR + 2.750%
2.897% VRN 12/23/24	157,964	154,786
2020 Term Loan B1, 1 mo. LIBOR + 4.500%
4.647% VRN 7/21/25	59,850	59,869
Golden Nugget, Inc., 2017 Incremental Term Loan B, 2 mo. LIBOR + 2.500%
3.250% VRN 10/04/23	154,130	148,471
Hilton Worldwide Finance LLC, 2019 Term Loan B2, 1 mo. LIBOR + 1.750%
1.898% VRN 6/22/26	65,000	64,167
		427,293
Machinery - Diversified — 0.1%
Titan Acquisition Ltd., 2018 Term Loan B, 6 mo. LIBOR + 3.000%
3.267% VRN 3/28/25	39,593	38,527
Vertical US Newco, Inc., USD Term Loan B, 6 mo. LIBOR + 4.250%
4.567% - 4.570% VRN 7/30/27	200,000	200,678
		239,205
Media — 0.3%
Arches Buyer Inc., 2020 Term Loan, 1 mo. LIBOR + 4.000%
4.500% VRN 12/06/27	120,000	120,060
Cengage Learning, Inc., 2016 Term Loan B, 3 mo. LIBOR + 4.250%
5.250% VRN 6/07/23	74,302	71,101
CSC Holdings LLC, 2019 Term Loan B5, 1 mo. LIBOR + 2.500%
2.659% VRN 4/15/27	202,698	200,586
E.W. Scripps Co.(The), 2019 Term Loan B2, 1 mo. LIBOR + 2.500%
2.647% VRN 5/01/26	306,276	302,319
Getty Images, Inc., 2019 USD Term Loan B, 1 mo. LIBOR + 4.500%
4.688% VRN 2/19/26	34,273	33,673
Radiate Holdco, LLC, 2020 Term Loan, 1 mo. LIBOR + 3.500%
4.250% VRN 9/25/26	135,000	135,063
		862,802

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oil & Gas Services — 0.0%
Illuminate Buyer, LLC, Term Loan, 1 mo. LIBOR + 4.000%
4.147% VRN 6/30/27	$85,000	$84,964
Packaging & Containers — 0.1%
Flex Acquisition Co., Inc.
2018 Incremental Term Loan, 3 mo. LIBOR + 3.000%
3.225% VRN 6/29/25	24,973	24,642
1st Lien Term Loan, 1 mo. LIBOR + 3.000%, 3 mo. LIBOR + 3.000%
4.000% VRN 12/29/23	71,410	70,941
Graham Packaging Company, Inc. ., Term Loan, 1 mo. LIBOR + 3.750%
4.500% VRN 8/04/27	78,373	78,560
Klockner-Pentaplast of America, Inc., USD 2017 Term Loan B2, 6 mo. LIBOR + 4.250%
5.250% VRN 6/30/22	9,809	9,774
		183,917
Pharmaceuticals — 0.1%
Parexel International Corp., Term Loan B, 1 mo. LIBOR + 2.750%
2.897% VRN 9/27/24	155,000	152,167
Pipelines — 0.0%
Blackstone CQP Holdco LP, Term Loan B, 3 mo. LIBOR + 3.500%
3.736% VRN 9/30/24	79,196	78,899
Buckeye Partners LP, 2019 Term Loan B, 1 mo. LIBOR + 2.750%
2.897% VRN 11/01/26	69,475	69,334
		148,233
Retail — 0.2%
Bass Pro Group, LLC, Term Loan B, 1 mo. LIBOR + 5.000%
5.750% VRN 9/25/24	59,538	59,645
Harbor Freight Tools USA, Inc., 2020 Term Loan B, 1 mo. LIBOR + 3.250%
4.000% VRN 10/19/27	100,000	99,833
IRB Holding Corp, 2020 Term Loan B, 6 mo. LIBOR + 2.750%
3.750% VRN 2/05/25	152,924	151,446
PetSmart, Inc., Consenting Term Loan, 3 mo. LIBOR + 3.500%
4.500% VRN 3/11/22	182,661	182,146
		493,070

	Principal Amount	Value
Software — 0.8%
Ascend Learning LLC, 2017 Term Loan B,
4.000% 7/12/24	$157,834	$156,848
Castle US Holding Corp., USD Term Loan B, 3 mo. LIBOR + 3.750%
4.004% VRN 1/29/27	159,000	155,671
Cornerstone OnDemand, Inc., Term Loan B, 1 mo. LIBOR + 4.250%
4.394% VRN 4/22/27	85,521	85,811
Cvent, Inc., 1st Lien Term Loan, 1 mo. LIBOR + 3.750%
3.897% VRN 11/29/24	98,982	95,023
Dun & Bradstreet Corp. (The), Term Loan, 1 mo. LIBOR + 3.750%
3.898% VRN 2/06/26	173,838	173,765
Finastra USA, Inc.
USD 1st Lien Term Loan, 6 mo. LIBOR + 3.500%
4.500% VRN 6/13/24	63,845	62,468
USD 2nd Lien Term Loan, 6 mo. LIBOR + 7.250%
8.250% VRN 6/13/25	20,000	20,007
Greeneden U.S. Holdings II, LLC, 2020 USD Term Loan B, 3 mo. LIBOR + 4.000%
4.750% VRN 12/01/27	248,399	248,632
Hyland Software, Inc., 2018 1st Lien Term Loan, 1 mo. LIBOR + 3.500%
4.250% VRN 7/01/24	222,714	222,961
ION Trading Technologies S.a.r.l., USD Incremental Term Loan B, 3 mo. LIBOR + 4.000%
5.000% VRN 11/21/24	19,742	19,671
Milano Acquisition Corp., Term Loan B, 3 mo. LIBOR + 4.000%
4.750% VRN 10/01/27	125,000	124,791
Mitchell International, Inc., 2017 1st Lien Term Loan, 1 mo. LIBOR + 3.250%
3.397% VRN 11/29/24	148,473	145,597
Project Alpha Intermediate Holding, Inc., 2017 Term Loan B, 3 mo. LIBOR + 3.500%
4.500% VRN 4/26/24	188,257	186,296
Solera LLC, USD Term Loan B, 1 mo. LIBOR + 2.750%
2.897% VRN 3/03/23	182,901	181,300
Sophia, L.P., 2020 1st Lien Term Loan, 3 mo. LIBOR + 3.750%
4.500% VRN 10/07/27	150,000	150,107

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Tempo Acquisition LLC, 2020 Extended Term Loan, 1 mo. LIBOR + 3.250%
3.750% VRN 11/02/26	$201,768	$200,129
Tibco Software, Inc., 2020 Term Loan B3, 1 mo. LIBOR + 3.750%
3.900% VRN 6/30/26	129,313	126,605
Ultimate Software Group, Inc. (The)
Term Loan B, 1 mo. LIBOR + 3.750%
3.897% VRN 5/04/26	138,732	138,516
2020 Incremental Term Loan B, 3 mo. LIBOR + 4.000%
4.750% VRN 5/04/26	104,738	105,202
VS Buyer, LLC, Term Loan B, 1 mo. LIBOR + 3.250%
3.397% VRN 2/28/27	148,925	147,994
		2,747,394
Telecommunications — 0.3%
Altice France S.A., 2018 Term Loan B13, 3 mo. LIBOR + 4.000%
4.237% VRN 8/14/26	154,101	153,202
Avaya, Inc.
2018 Term Loan B, 1 mo. LIBOR + 4.250%
4.409% VRN 12/15/24	31,219	31,273
2020 Term Loan B, 1 mo. LIBOR + 4.250%
4.409% VRN 12/15/27	38,781	38,765
Delta TopCo, Inc., 2020 Term Loan B, 6 mo. LIBOR + 3.750%
4.500% VRN 12/01/27	70,000	69,927
Intelsat Jackson Holdings S.A.
2020 DIP Term Loan, 3 mo. LIBOR + 5.500%
6.500% VRN 7/13/22	23,306	23,737
2017 Term Loan B3, Prime + 3.250%
8.000% 11/27/23	155,000	156,938
Level 3 Financing, Inc., 2019 Term Loan B, 1 mo. LIBOR + 1.750%
1.897% VRN 3/01/27	250,000	245,573
MLN US HoldCo LLC, 2018 1st Lien Term Loan, 1 mo. LIBOR + 4.500%
4.652% VRN 11/30/25	19,798	17,856
Nexstar Broadcasting, Inc., 2019 Term Loan B4, 3 mo. LIBOR + 2.750%
2.905% VRN 9/18/26	176,173	174,787

	Principal Amount	Value
Zayo Group Holdings, Inc., USD Term Loan, 1 mo. LIBOR + 3.000%
3.147% VRN 3/09/27	$204,882	$203,345
		1,115,403

TOTAL BANK LOANS (Cost $12,399,830)		12,439,652

CORPORATE DEBT — 26.1%
Advertising — 0.1%
The Interpublic Group of Cos., Inc.
5.400% 10/01/48	250,000	342,541
Aerospace & Defense — 0.4%
The Boeing Co.
2.950% 2/01/30	235,000	243,051
Lockheed Martin Corp.
4.700% 5/15/46	280,000	394,345
Northrop Grumman Corp.
5.150% 5/01/40	250,000	345,550
TransDigm, Inc.
5.500% 11/15/27	100,000	105,130
6.250% 3/15/26 (c)	150,000	159,750
6.375% 6/15/26	60,000	62,100
8.000% 12/15/25 (c)	15,000	16,580
Triumph Group, Inc.
7.750% 8/15/25	55,000	50,256
		1,376,762
Agriculture — 0.4%
Altria Group, Inc.
4.800% 2/14/29	385,000	461,267
BAT Capital Corp.
3.462% 9/06/29	595,000	649,017
Imperial Brands Finance PLC
3.500% 7/26/26 (c)	265,000	293,318
		1,403,602
Airlines — 0.2%
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.750% 10/20/28 (c)	40,000	43,660
Latam Finance Ltd.
6.875% 4/11/24 (c) (d)	200,000	102,200
7.000% 3/01/26 (c) (d)	300,000	151,575
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.500% 6/20/27 (c)	100,000	107,500
Southwest Airlines Co.
4.750% 5/04/23	200,000	217,377
		622,312

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Auto Manufacturers — 0.4%
Ford Motor Co.
9.000% 4/22/25	$65,000	$79,691
General Motors Financial Co., Inc. 3 mo. USD LIBOR + .990%
1.228% FRN 1/05/23	575,000	574,454
Hyundai Capital America
1.800% 10/15/25 (c)	5,000	5,126
2.650% 2/10/25 (c)	410,000	430,798
Volkswagen Group of America Finance LLC
4.250% 11/13/23 (c)	220,000	241,961
		1,332,030
Auto Parts & Equipment — 0.0%
Clarios Global LP/Clarios US Finance Co.
6.250% 5/15/26 (c)	115,000	123,338
Banks — 4.1%
Banco BBVA Peru SA 5 year CMT + 2.750%
5.250% VRN 9/22/29 (c)	100,000	109,750
Banco de Credito del Peru 5 year CMT + 3.000%
3.125% VRN 7/01/30 (c)	200,000	204,752
Banco de Credito del Peru/Panama 3 mo. USD LIBOR + 7.043%
6.125% VRN 4/24/27 (c)	150,000	158,439
Banco de Reservas de la Republica Dominicana
7.000% 2/01/23 (c)	200,000	208,752
Banco Internacional del Peru SAA Interbank 1 year CMT + 3.711%
4.000% VRN 7/08/30 (c)	150,000	155,063
Banco Latinoamericano de Comercio Exterior SA
2.375% 9/14/25 (c)	200,000	204,802
Banco Macro SA 5 year USD Swap + 5.463%
6.750% VRN 11/04/26 (c)	200,000	171,502
Banco Mercantil del Norte SA/Grand Cayman 10 year CMT + 5.353%
7.625% VRN (c) (e)	400,000	453,004
Banco Santander SA 3 mo. USD LIBOR + 1.090%
1.303% FRN 2/23/23	400,000	404,286
Bank of America Corp. 3 mo. USD LIBOR + 1.210%
3.974% VRN 2/07/30	350,000	412,241

	Principal Amount	Value
Bank of Montreal 5 year USD Swap + 1.432%
3.803% VRN 12/15/32	$300,000	$340,047
Bank of New Zealand
3.500% 2/20/24 (c)	530,000	575,827
The Bank of Nova Scotia
1.625% 5/01/23	217,000	223,244
Barclays PLC 3 mo. USD LIBOR + 1.380%
1.601% FRN 5/16/24	425,000	430,729
BDO Unibank, Inc.
2.950% 3/06/23 (c)	300,000	311,419
BNP Paribas SA SOFR + 1.507%
3.052% VRN 1/13/31 (c)	390,000	425,579
Citigroup, Inc. 3 mo. USD LIBOR + 1.100%
1.322% FRN 5/17/24	635,000	643,595
Commonwealth Bank of Australia
4.316% 1/10/48 (c)	305,000	388,958
Credit Agricole SA
3.750% 4/24/23 (c)	535,000	574,311
Credit Suisse Group AG 3 mo. USD LIBOR + 1.240%
1.460% FRN 6/12/24 (c)	430,000	436,095
DBS Group Holdings Ltd. 5 year USD Swap + 2.390%
3.600% VRN (c) (e)	600,000	604,500
Gilex Holding Sarl
8.500% 5/02/23 (c)	150,000	156,377
8.500% 5/02/23 (c)	150,000	156,377
HSBC Holdings PLC 3 mo. USD LIBOR + 1.380%
1.600% FRN 9/12/26	510,000	518,419
JP Morgan Chase & Co. SOFR + 2.040%
2.522% VRN 4/22/31	275,000	295,587
Lloyds Banking Group PLC 3 mo. USD LIBOR + 1.205%
3.574% VRN 11/07/28	400,000	451,697
Macquarie Group Ltd.
3 mo. USD LIBOR + 1.023% 3.189% VRN 11/28/23 (c)	60,000	62,724
3 mo. USD LIBOR + 1.330% 4.150% VRN 3/27/24 (c)	280,000	300,861
Malayan Banking Bhd 5 year USD Swap + 2.542%
3.905% VRN 10/29/26 (c)	300,000	305,793
Mitsubishi UFJ Financial Group, Inc.
1.412% 7/17/25	435,000	446,882

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley 3 mo. USD LIBOR + 1.340%
3.591% VRN 7/22/28	$230,000	$262,590
Multibank, Inc.
4.375% 11/09/22 (c)	200,000	206,202
NongHyup Bank
1.250% 7/20/25 (c)	200,000	203,699
Sumitomo Mitsui Financial Group, Inc. 3 mo. USD LIBOR + .740%
0.958% FRN 1/17/23	615,000	619,194
The Bank of Nova Scotia
3.400% 2/11/24	100,000	108,817
The Goldman Sachs Group, Inc. 3 mo. USD LIBOR + 1.170%
1.391% FRN 5/15/26	515,000	525,081
Union Bank of the Philippines
3.369% 11/29/22 (c)	400,000	417,522
United Overseas Bank Ltd.
5 year USD Swap + 1.654% 2.880% VRN 3/08/27 (c)	200,000	203,742
5 year USD Swap + 1.794% 3.875% VRN (c) (e)	300,000	310,875
Wells Fargo & Co.
3 mo. USD LIBOR + 1.170% 2.879% VRN 10/30/30	115,000	125,464
3 mo. USD LIBOR + 1.170% 3.196% VRN 6/17/27	195,000	216,247
		13,331,045
Beverages — 0.3%
Anheuser-Busch InBev Worldwide, Inc.
4.600% 4/15/48	355,000	449,217
Constellation Brands, Inc.
2.875% 5/01/30	25,000	27,395
3.150% 8/01/29	200,000	222,730
Keurig Dr Pepper, Inc.
3.800% 5/01/50	140,000	167,679
		867,021
Biotechnology — 0.1%
Royalty Pharma PLC
3.300% 9/02/40 (c)	235,000	247,093
Building Materials — 0.3%
Builders FirstSource, Inc.
5.000% 3/01/30 (c)	80,000	86,650
6.750% 6/01/27 (c)	110,000	119,318
Carrier Global Corp.
3.377% 4/05/40	235,000	257,801
Griffon Corp.
5.750% 3/01/28	170,000	179,775

	Principal Amount	Value
Owens Corning
4.400% 1/30/48	$175,000	$210,748
		854,292
Chemicals — 0.5%
Braskem Netherlands Finance BV 5 year CMT + 8.220%
8.500% VRN 1/23/81 (c)	200,000	222,502
DuPont de Nemours, Inc.
5.419% 11/15/48	155,000	225,239
MEGlobal Canada ULC
5.000% 5/18/25 (c)	400,000	450,000
Nutrien Ltd.
4.200% 4/01/29	265,000	316,866
Syngenta Finance NV
5.676% 4/24/48 (c)	200,000	207,834
WR Grace & Co-Conn
4.875% 6/15/27 (c)	165,000	174,986
		1,597,427
Coal — 0.1%
Peabody Energy Corp.
6.000% 3/31/22 (c)	105,000	76,650
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.
7.500% 6/15/25 (c)	120,000	119,124
		195,774
Commercial Services — 0.3%
Allied Universal Holdco LLC / Allied Universal Finance Corp.
6.625% 7/15/26 (c)	70,000	74,641
9.750% 7/15/27 (c)	130,000	141,700
Garda World Security Corp.
8.750% 5/15/25 (c)	95,000	98,800
Jaguar Holding Co. II / Pharmaceutical Product Development LLC
5.000% 6/15/28 (c)	50,000	53,375
MPH Acquisition Holdings LLC
5.750% 11/01/28 (c)	120,000	117,936
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.375% 8/31/27 (c)	110,000	109,175
PSA Treasury Pte Ltd.
2.125% 9/05/29 (c)	200,000	211,083
Verscend Escrow Corp.
9.750% 8/15/26 (c)	237,000	256,849
		1,063,559

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Computers — 0.2%
Apple, Inc.
4.650% 2/23/46	$200,000	$284,291
NetApp, Inc.
1.875% 6/22/25	230,000	240,240
Tempo Acquisition LLC / Tempo Acquisition Finance Corp.
6.750% 6/01/25 (c)	190,000	196,375
		720,906
Distribution & Wholesale — 0.0%
Performance Food Group, Inc.
5.500% 10/15/27 (c)	115,000	121,325
Diversified Financial Services — 1.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.500% 1/15/25	450,000	477,820
Air Lease Corp.
3.750% 2/01/22	370,000	379,863
Avolon Holdings Funding Ltd.
3.250% 2/15/27 (c)	340,000	346,908
Banco BTG Pactual SA 5 year CMT + 5.257%
7.750% VRN 2/15/29 (c)	200,000	217,752
BOC Aviation Ltd. 3 mo. USD LIBOR + 1.125%
1.376% FRN 9/26/23 (c)	565,000	560,025
Capital One Financial Corp. 3 mo. USD LIBOR + .720%
0.934% FRN 1/30/23	140,000	140,668
Credito Real SAB de CV SOFOM ER 5 year CMT + 7.026%
9.125% VRN (c) (e)	200,000	192,002
Discover Financial Services
4.100% 2/09/27	470,000	541,478
Global Aircraft Leasing Co. Ltd.
6.500% 9/15/24 (c)	108,806	97,109
Interoceanica IV Finance Ltd.
0.000% 11/30/25 (c)	624,586	593,576
Mexarrend SAPI de CV
10.250% 7/24/24 (c)	200,000	182,002
Nationstar Mortgage Holdings, Inc.
5.500% 8/15/28 (c)	75,000	78,750
Navient Corp.
5.000% 3/15/27	60,000	60,525
NFP Corp.
6.875% 8/15/28 (c)	70,000	74,738
OneMain Finance Corp.
5.375% 11/15/29	55,000	61,875
6.625% 1/15/28	120,000	142,500

	Principal Amount	Value
Operadora de Servicios Mega SA de CV Sofom ER
8.250% 2/11/25 (c)	$200,000	$208,500
PennyMac Financial Services, Inc.
5.375% 10/15/25 (c)	105,000	111,037
SPARC EM SPC Panama Metro Line 2 SP
0.000% 12/05/22 (c)	100,819	98,174
Synchrony Financial
3.950% 12/01/27	320,000	358,922
The Charles Schwab Corp.
3.550% 2/01/24	340,000	371,700
Unifin Financiera SAB de CV 5 year CMT + 6.308%
8.875% VRN (c) (e)	600,000	456,006
		5,751,930
Electric — 3.2%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad It
7.950% 5/11/26 (c)	500,000	516,250
AES Argentina Generacion SA
7.750% 2/02/24 (c)	150,000	122,251
AES Gener SA 5 year USD Swap + 4.644%
7.125% VRN 3/26/79 (c)	200,000	222,000
American Electric Power Co., Inc.
2.950% 12/15/22	313,000	326,890
Arizona Public Service Co.
3.350% 5/15/50	130,000	150,955
Calpine Corp.
4.625% 2/01/29 (c)	40,000	41,131
5.125% 3/15/28 (c)	100,000	105,197
DTE Energy Co.
3.800% 3/15/27	500,000	574,368
Duke Energy Corp.
3.950% 8/15/47	240,000	291,349
Duke Energy Progress, Inc.
4.150% 12/01/44	315,000	399,737
Empresa Electrica Angamos SA
4.875% 5/25/29 (c)	147,800	147,800
Empresa Electrica Guacolda SA
4.560% 4/30/25 (c)	400,000	360,110
Entergy Corp.
2.800% 6/15/30	110,000	118,798
Eversource Energy
1.650% 8/15/30	250,000	248,987
Georgia Power Co.
2.200% 9/15/24	385,000	405,601

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Korea East-West Power Co. Ltd.
1.750% 5/06/25 (c)	$200,000	$208,854
LLPL Capital Pte Ltd.
6.875% 2/04/39 (c)	281,700	332,124
Minejesa Capital BV
4.625% 8/10/30 (c)	400,000	430,600
Monongahela Power Co.
5.400% 12/15/43 (c)	145,000	196,353
NextEra Energy Capital Holdings, Inc.
2.250% 6/01/30	750,000	786,312
3.550% 5/01/27	195,000	222,027
NRG Energy, Inc.
2.000% 12/02/25 (c)	145,000	150,362
3.625% 2/15/31 (c)	145,000	149,176
Pacific Gas and Electric Co.
2.500% 2/01/31	230,000	230,840
Pampa Energia SA
9.125% 4/15/29 (c)	150,000	131,625
PG&E Corp.
5.000% 7/01/28	45,000	47,925
Pike Corp.
5.500% 9/01/28 (c)	85,000	89,781
PSEG Power LLC
3.850% 6/01/23	260,000	279,732
Sierra Pacific Power Co.
2.600% 5/01/26	1,000,000	1,085,865
The Southern Co.
3.700% 4/30/30	500,000	578,983
State Grid Overseas Investment Ltd.
3.750% 5/02/23 (c)	200,000	212,788
Transelec SA
3.875% 1/12/29 (c)	250,000	281,877
Xcel Energy, Inc.
3.300% 6/01/25	1,000,000	1,099,179
		10,545,827
Electrical Components & Equipment — 0.0%
Energizer Holdings, Inc.
4.750% 6/15/28 (c)	110,000	115,775
Electronics — 0.2%
Arrow Electronics, Inc.
3.875% 1/12/28	195,000	219,889
Roper Technologies, Inc.
1.750% 2/15/31	455,000	453,249
		673,138
Energy – Alternate Sources — 0.1%
Empresa Electrica Cochrane SpA
5.500% 5/14/27 (c)	180,560	190,491

	Principal Amount	Value
UEP Penonome II SA
6.500% 10/01/38 (c)	$200,000	$208,354
		398,845
Engineering & Construction — 0.2%
Sydney Airport Finance Co. Pty Ltd.
3.375% 4/30/25 (c)	300,000	323,638
3.625% 4/28/26 (c)	300,000	329,506
		653,144
Entertainment — 0.3%
Bally’s Corp.
6.750% 6/01/27 (c)	135,000	144,787
Caesars Entertainment, Inc.
6.250% 7/01/25 (c)	105,000	111,825
Caesars Resort Collection LLC/CRC Finco, Inc.
5.250% 10/15/25 (c)	130,000	131,377
Cedar Fair LP
5.250% 7/15/29	75,000	77,216
Lions Gate Capital Holdings LLC
6.375% 2/01/24 (c)	160,000	164,000
Live Nation Entertainment, Inc.
6.500% 5/15/27 (c)	90,000	100,667
Scientific Games International, Inc.
7.250% 11/15/29 (c)	75,000	82,313
Six Flags Theme Parks, Inc.
7.000% 7/01/25 (c)	180,000	194,400
		1,006,585
Environmental Controls — 0.1%
GFL Environmental, Inc.
3.500% 9/01/28 (c)	140,000	142,538
3.750% 8/01/25 (c)	100,000	102,500
4.000% 8/01/28 (c)	140,000	141,050
		386,088
Foods — 0.6%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertson’s LLC
3.500% 3/15/29 (c)	75,000	75,890
4.625% 1/15/27 (c)	95,000	101,056
B&G Foods, Inc.
5.250% 9/15/27	50,000	53,160
Campbell Soup Co.
2.375% 4/24/30	115,000	121,476
JBS USA LUX SA/JBS USA Finance, Inc.
5.750% 6/15/25 (c)	20,000	20,650
Kraft Heinz Foods Co.
5.000% 7/15/35	40,000	48,490

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
5.200% 7/15/45	$115,000	$136,741
The Kroger Co.
3.400% 4/15/22	195,000	201,099
Mondelez International, Inc.
1.500% 5/04/25	130,000	134,452
1.875% 10/15/32	240,000	243,730
Pilgrim’s Pride Corp.
5.875% 9/30/27 (c)	85,000	92,192
Post Holdings, Inc.
4.625% 4/15/30 (c)	110,000	115,716
Smithfield Foods, Inc.
4.250% 2/01/27 (c)	365,000	405,466
Sysco Corp.
3.300% 2/15/50	330,000	345,072
US Foods, Inc.
6.250% 4/15/25 (c)	15,000	16,031
		2,111,221
Gas — 0.3%
The Brooklyn Union Gas Co.
4.487% 3/04/49 (c)	335,000	443,686
The East Ohio Gas Co.
3.000% 6/15/50 (c)	245,000	267,062
ENN Energy Holdings Ltd.
3.250% 7/24/22 (c)	200,000	205,380
NiSource, Inc.
3.600% 5/01/30	110,000	127,289
		1,043,417
Health Care – Products — 0.0%
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA
7.250% 2/01/28 (c)	140,000	147,700
Health Care – Services — 0.5%
Anthem, Inc.
2.375% 1/15/25	215,000	229,953
Centene Corp.
3.000% 10/15/30	60,000	63,594
CHS/Community Health Systems, Inc.
6.000% 1/15/29 (c)	35,000	37,809
HCA, Inc.
4.125% 6/15/29	175,000	203,014
Health Care Service Corp.
3.200% 6/01/50 (c)	50,000	54,085
Legacy LifePoint Health LLC
4.375% 2/15/27 (c)	90,000	90,113
Legacy LifePoint Health LLC
6.750% 4/15/25 (c)	55,000	59,060
Radiology Partners, Inc.
9.250% 2/01/28 (c)	95,000	106,638

	Principal Amount	Value
RP Escrow Issuer LLC
5.250% 12/15/25 (c)	$105,000	$109,731
Select Medical Corp.
6.250% 8/15/26 (c)	150,000	161,538
Tenet Healthcare Corp.
5.125% 11/01/27 (c)	155,000	164,106
6.125% 10/01/28 (c)	130,000	135,457
West Street Merger Sub, Inc.
6.375% 9/01/25 (c)	145,000	148,625
		1,563,723
Home Builders — 0.0%
Mattamy Group Corp.
4.625% 3/01/30 (c)	120,000	127,200
Home Furnishing — 0.1%
Tempur Sealy International, Inc.
5.500% 6/15/26	238,000	247,687
Household Products & Wares — 0.1%
Kronos Acquisition Holdings, Inc.
9.000% 8/15/23 (c)	105,000	107,572
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
5.000% 12/31/26 (c)	25,000	26,080
7.000% 12/31/27 (c)	25,000	26,176
		159,828
Insurance — 0.6%
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer
6.750% 10/15/27 (c)	80,000	85,600
Athene Global Funding
3.000% 7/01/22 (c)	400,000	413,635
Berkshire Hathaway Finance Corp.
2.850% 10/15/50	140,000	149,936
Equitable Holdings, Inc.
3.900% 4/20/23	385,000	414,216
GTCR AP Finance, Inc.
8.000% 5/15/27 (c)	95,000	103,165
Prudential Financial, Inc.
3.905% 12/07/47	185,000	222,657
Willis North America, Inc.
4.500% 9/15/28	360,000	433,907
		1,823,116
Internet — 0.3%
Expedia, Inc. Co.
3.800% 2/15/28	200,000	214,827
JD.com, Inc.
3.375% 1/14/30	400,000	434,660
Tencent Holdings Ltd.
2.390% 6/03/30 (c)	300,000	308,268

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Uber Technologies, Inc.
7.500% 9/15/27 (c)	$90,000	$99,000
		1,056,755
Investment Companies — 0.1%
Temasek Financial I Ltd. Co.
1.000% 10/06/30 (c)	350,000	342,041
Iron & Steel — 0.2%
CSN Islands XII Corp.
7.000% (c) (e)	200,000	198,310
POSCO
2.375% 1/17/23 (c)	200,000	206,110
2.750% 7/15/24 (c)	200,000	211,324
		615,744
Leisure Time — 0.1%
Carnival Corp.
11.500% 4/01/23 (c)	30,000	34,701
Viking Cruises Ltd.
13.000% 5/15/25 (c)	30,000	35,850
5.875% 9/15/27 (c)	160,000	156,477
		227,028
Lodging — 0.1%
Boyd Gaming Corp.
4.750% 12/01/27	150,000	155,812
Hilton Domestic Operating Co., Inc.
5.375% 5/01/25 (c)	20,000	21,250
5.750% 5/01/28 (c)	20,000	21,750
MGM Resorts International
6.750% 5/01/25	135,000	146,124
Wyndham Hotels & Resorts, Inc.
4.375% 8/15/28 (c)	75,000	77,929
		422,865
Media — 0.5%
CCO Holdings LLC/CCO Holdings Capital Corp.
4.750% 3/01/30 (c)	105,000	113,295
Cengage Learning, Inc.
9.500% 6/15/24 (c)	75,000	70,125
Charter Communications Operating LLC/Charter Communications Operating Capital
4.908% 7/23/25	325,000	377,471
Comcast Corp.
1.500% 2/15/31	295,000	293,004
3.400% 4/01/30	195,000	225,489
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.375% 8/15/26 (c)	50,000	40,625

	Principal Amount	Value
DISH DBS Corp.
5.875% 11/15/24	$40,000	$41,941
GCI LLC
4.750% 10/15/28 (c)	90,000	95,989
Gray Escrow, Inc.
7.000% 5/15/27 (c)	145,000	158,775
iHeartCommunications, Inc.
8.375% 5/01/27	25,000	26,687
Nexstar Broadcasting, Inc.
5.625% 7/15/27 (c)	65,000	69,631
Radiate Holdco LLC / Radiate Finance, Inc.
4.500% 9/15/26 (c)	75,000	77,344
Scripps Escrow II, Inc.
3.875% 1/15/29 (c)	40,000	41,571
Scripps Escrow, Inc.
5.875% 7/15/27 (c)	80,000	83,576
		1,715,523
Mining — 0.4%
Anglo American Capital PLC
4.500% 3/15/28 (c)	385,000	452,079
Arconic Corp.
6.125% 2/15/28 (c)	110,000	118,594
Novelis Corp.
4.750% 1/30/30 (c)	50,000	53,868
Vedanta Resources Co.
9.250% 4/23/26 (c)	200,000	150,500
Vedanta Resources Ltd.
6.125% 8/09/24 (c)	600,000	430,500
		1,205,541
Miscellaneous - Manufacturing — 0.2%
Bombardier, Inc.
6.000% 10/15/22 (c)	90,000	88,349
Gates Global LLC / Gates Corp.
6.250% 1/15/26 (c)	65,000	68,250
General Electric Co.
5.875% 1/14/38	210,000	284,621
6.875% 1/10/39	110,000	161,929
		603,149
Oil & Gas — 1.6%
Apache Corp.
4.375% 10/15/28	60,000	62,459
4.625% 11/15/25	40,000	42,281
Canacol Energy Ltd.
7.250% 5/03/25 (c)	200,000	214,252
Cenovus Energy, Inc.
5.375% 7/15/25	65,000	73,284

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Cosan Overseas Ltd.
8.250% (c) (e)	$500,000	$513,755
Delek & Avner Tamar Bond Ltd.
5.082% 12/30/23 (c)	100,000	103,970
Diamondback Energy, Inc.
2.875% 12/01/24	59,000	62,018
EQT Corp.
7.875% STEP 2/01/25	60,000	68,325
Exxon Mobil Corp.
2.610% 10/15/30	165,000	180,227
4.227% 3/19/40	190,000	236,616
Gran Tierra Energy International Holdings Ltd.
6.250% 2/15/25 (c)	400,000	272,004
Hilcorp Energy I LP / Hilcorp Finance Co.
6.250% 11/01/28 (c)	100,000	102,125
Indigo Natural Resources LLC
6.875% 2/15/26 (c)	50,000	51,125
Marathon Petroleum Corp.
5.125% 12/15/26	360,000	429,112
Medco Bell Pte Ltd.
6.375% 1/30/27 (c)	200,000	204,100
MEG Energy Corp.
7.125% 2/01/27 (c)	105,000	108,412
Occidental Petroleum Corp.
3.500% 8/15/29	65,000	59,486
6.125% 1/01/31	85,000	90,967
6.625% 9/01/30	60,000	65,145
8.000% 7/15/25	50,000	56,950
Parkland Corp.
5.875% 7/15/27 (c)	135,000	145,966
Petronas Capital Ltd.
3.500% 4/21/30 (c)	200,000	229,552
Pioneer Natural Resources Co.
1.900% 8/15/30	300,000	297,350
PTTEP Treasury Center Co. Ltd.
2.587% 6/10/27 (c)	200,000	208,609
QEP Resources, Inc.
5.625% 3/01/26	165,000	180,931
Reliance Industries Ltd.
5.400% 2/14/22 (c)	500,000	523,503
Saudi Arabian Oil Co.
1.625% 11/24/25 (c)	200,000	204,945
Sunoco LP / Sunoco Finance Corp.
4.500% 5/15/29 (c)	35,000	36,400
5.500% 2/15/26	130,000	133,250
6.000% 4/15/27	90,000	95,672

	Principal Amount	Value
Transocean Poseidon Ltd.
6.875% 2/01/27 (c)	$150,000	$136,500
Transocean, Inc.
11.500% 1/30/27 (c)	36,000	25,740
WPX Energy, Inc.
4.500% 1/15/30	65,000	68,900
5.875% 6/15/28	60,000	65,402
		5,349,333
Oil & Gas Services — 0.1%
Halliburton Co.
2.920% 3/01/30	125,000	131,743
Schlumberger Investment SA
2.650% 6/26/30	85,000	90,744
USA Compression Partners LP / USA Compression Finance Corp.
6.875% 9/01/27	185,000	197,502
		419,989
Packaging & Containers — 0.3%
CCL Industries, Inc.
3.050% 6/01/30 (c)	165,000	179,939
Flex Acquisition Co., Inc.
6.875% 1/15/25 (c)	90,000	91,350
Packaging Corp. of America
3.400% 12/15/27	215,000	242,239
Silgan Holdings, Inc.
4.125% 2/01/28	110,000	114,263
WRKCo, Inc.
3.750% 3/15/25	370,000	412,457
		1,040,248
Pharmaceuticals — 1.2%
AbbVie, Inc.
4.700% 5/14/45	260,000	340,136
Bausch Health Cos., Inc.
6.250% 2/15/29 (c)	170,000	184,662
Becton Dickinson and Co.
2.894% 6/06/22	520,000	537,491
Bristol-Myers Squibb Co.
4.350% 11/15/47	355,000	478,142
Cigna Corp.
3 mo. USD LIBOR + .890% 1.127% FRN 7/15/23	205,000	207,320
4.900% 12/15/48	265,000	364,411
CVS Health Corp.
5.050% 3/25/48	180,000	243,950
Eli Lilly and Co.
2.250% 5/15/50	463,000	455,068
Merck & Co., Inc.
3.400% 3/07/29	385,000	447,898

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Shire Acquisitions Investments Ireland DAC
2.875% 9/23/23	$380,000	$402,963
Viatris, Inc.
1.650% 6/22/25 (c)	135,000	139,630
		3,801,671
Pipelines — 1.1%
Antero Midstream Partners LP / Antero Midstream Finance Corp.
5.750% 3/01/27 (c)	54,000	53,055
Cheniere Energy Partners LP
5.250% 10/01/25	30,000	30,787
5.625% 10/01/26	95,000	98,800
Enable Midstream Partners LP
4.400% 3/15/27	120,000	121,094
Energy Transfer Operating LP
4.750% 1/15/26	420,000	475,227
EQM Midstream Partners LP
6.500% 7/01/27 (c)	120,000	135,124
Fermaca Enterprises S de RL de CV
6.375% 3/30/38 (c)	211,835	244,987
GNL Quintero SA
4.634% 7/31/29 (c)	250,000	278,500
Hess Midstream Operations LP
5.125% 6/15/28 (c)	110,000	114,984
Kinder Morgan Energy Partners LP
6.950% 1/15/38	300,000	410,493
NuStar Logistics LP
6.375% 10/01/30	90,000	101,952
ONEOK, Inc.
3.400% 9/01/29	90,000	96,319
Peru LNG SRL
5.375% 3/22/30 (c)	250,000	223,000
Rattler Midstream LP
5.625% 7/15/25 (c)	55,000	58,094
Sabine Pass Liquefaction LLC
5.000% 3/15/27	170,000	200,441
Sunoco Logistics Partners Operations LP
3.900% 7/15/26	750,000	821,825
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.500% 3/01/30	100,000	108,570
Western Midstream Operating LP
4.100% STEP 2/01/25	75,000	77,293
		3,650,545

	Principal Amount	Value
Real Estate — 0.0%
Realogy Group LLC / Realogy Co-Issuer Corp.
7.625% 6/15/25 (c)	$50,000	$54,286
Real Estate Investment Trusts (REITS) — 1.1%
Alexandria Real Estate Equities, Inc.
4.000% 1/15/24	320,000	352,176
American Tower Corp.
3.375% 10/15/26	472,000	530,222
3.600% 1/15/28	370,000	420,269
Boston Properties LP
3.400% 6/21/29	335,000	373,948
Crown Castle International Corp.
3.650% 9/01/27	360,000	406,435
3.700% 6/15/26	700,000	788,825
4.000% 3/01/27	225,000	258,402
Equinix, Inc.
1.800% 7/15/27	130,000	133,821
ESH Hospitality, Inc.
5.250% 5/01/25 (c)	70,000	71,750
Iron Mountain, Inc.
4.500% 2/15/31 (c)	60,000	62,850
National Retail Properties, Inc.
2.500% 4/15/30	115,000	118,383
Simon Property Group LP
2.450% 9/13/29	25,000	26,261
VICI Properties LP / VICI Note Co., Inc.
3.750% 2/15/27 (c)	15,000	15,337
4.125% 8/15/30 (c)	60,000	63,338
		3,622,017
Retail — 0.8%
Asbury Automotive Group, Inc.
4.500% 3/01/28	16,000	16,680
4.750% 3/01/30	16,000	17,160
Beacon Roofing Supply, Inc.
4.875% 11/01/25 (c)	160,000	163,800
CK Hutchison International 20 Ltd.
2.500% 5/08/30 (c)	200,000	211,205
Costco Wholesale Corp.
1.750% 4/20/32	75,000	77,949
Dollar Tree, Inc.
4.000% 5/15/25	375,000	423,454
Golden Nugget, Inc.
6.750% 10/15/24 (c)	175,000	173,743
Group 1 Automotive, Inc.
4.000% 8/15/28 (c)	25,000	25,770

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Home Depot, Inc.
3.900% 6/15/47	$170,000	$217,106
IRB Holding Corp.
6.750% 2/15/26 (c)	120,000	123,900
7.000% 6/15/25 (c)	60,000	65,550
McDonald’s Corp.
3.600% 7/01/30	205,000	240,270
4.450% 3/01/47	190,000	246,874
PetSmart, Inc.
5.875% 6/01/25 (c)	39,000	40,073
7.125% 3/15/23 (c)	75,000	75,000
Staples, Inc.
7.500% 4/15/26 (c)	115,000	120,091
Target Corp.
3.375% 4/15/29	405,000	474,769
		2,713,394
Semiconductors — 0.5%
Broadcom, Inc.
3.150% 11/15/25	295,000	322,126
Lam Research Corp.
2.875% 6/15/50	185,000	199,342
Marvell Technology Group Ltd.
4.200% 6/22/23	385,000	416,631
Micron Technology, Inc.
2.497% 4/24/23	190,000	197,983
NXP BV / NXP Funding LLC / NXP USA, Inc.
3.875% 6/18/26 (c)	190,000	217,574
Texas Instruments, Inc.
1.750% 5/04/30	105,000	108,893
		1,462,549
Software — 0.2%
Activision Blizzard, Inc.
1.350% 9/15/30	230,000	225,795
BY Crown Parent LLC / BY Bond Finance, Inc.
4.250% 1/31/26 (c)	50,000	51,250
Oracle Corp.
3.850% 4/01/60	240,000	295,132
		572,177
Telecommunications — 1.0%
AT&T, Inc.
3.500% 9/15/53 (c)	679,000	679,997
Avaya, Inc.
6.125% 9/15/28 (c)	80,000	85,461
CenturyLink, Inc.
4.000% 2/15/27 (c)	85,000	87,762
5.125% 12/15/26 (c)	105,000	110,876

	Principal Amount	Value
Corning, Inc.
4.375% 11/15/57	$180,000	$225,098
Digicel Group 0.5 Ltd.
7.000% (c) (e)	78,040	21,461
8.000% 4/01/25 (c)	52,337	27,346
Front Range BidCo, Inc.
4.000% 3/01/27 (c)	90,000	90,225
6.125% 3/01/28 (c)	50,000	52,875
Frontier Communications Corp.
5.000% 5/01/28 (c)	60,000	62,550
5.875% 10/15/27 (c)	30,000	32,437
6.750% 5/01/29 (c)	30,000	32,100
Gogo Intermediate Holdings LLC / Gogo Finance Co., Inc.
9.875% 5/01/24 (c)	75,000	80,305
GTT Communications, Inc.
7.875% 12/31/24 (c)	50,000	20,000
Intelsat Jackson Holdings SA
8.500% 10/15/24 (c) (d)	85,000	60,775
Ooredoo International Finance Ltd.
3.250% 2/21/23 (c)	400,000	418,000
T-Mobile USA, Inc.
2.550% 2/15/31 (c)	500,000	525,035
3.500% 4/15/25 (c)	220,000	243,096
Telesat Canada/telesat L
6.500% 10/15/27 (c)	40,000	41,800
Verizon Communications, Inc.
2.650% 11/20/40	25,000	25,244
4.400% 11/01/34	335,000	418,057
		3,340,500
Transportation — 0.6%
Burlington Northern Santa Fe LLC
3.050% 2/15/51	85,000	96,803
CSX Corp.
3.800% 11/01/46	400,000	479,176
Empresa de Transporte de Pasajeros Metro SA
5.000% 1/25/47 (c)	750,000	956,250
FedEx Corp.
4.750% 11/15/45	195,000	253,777
Fideicomiso PA Pacifico Tres
8.250% 1/15/35 (c)	200,000	241,600
		2,027,606
Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp.
4.200% 4/01/27 (c)	185,000	212,841

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Water — 0.1%
Essential Utilities, Inc.
2.704% 4/15/30	$220,000	$238,500

TOTAL CORPORATE DEBT (Cost $80,189,210)		85,648,553

MUNICIPAL OBLIGATIONS — 0.1%
Missouri Highway & Transportation Commission, Revenue Bonds
5.063% 5/01/24	135,000	153,689
State of California BAB, General Obligation
7.550% 4/01/39	190,000	333,602
		487,291

TOTAL MUNICIPAL OBLIGATIONS (Cost $428,519)		487,291

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 25.4%
Commercial Mortgage-Backed Securities — 7.9%
BANK
Series 2020-BN28, Class AS, 2.140% 3/15/63	380,000	384,192
Series 2018-BN10, Class C, 4.163% VRN 2/15/61 (f)	310,000	326,970
Series 2017-BNK5, Class C, 4.254% VRN 6/15/60 (f)	200,000	212,123
Benchmark Mortgage Trust
Series 2020-B19, Class AS, 2.148% 9/15/53	380,000	392,470
Series 2020-B18, Class C, 3.647% VRN 7/15/53 (f)	354,000	373,455
Series 2020-B18, Class AGNF, 4.139% 7/15/53 (c)	378,000	372,549
BFLD 2019-DPLO, Series 2019-DPLO, Class E, 1 mo. USD LIBOR + 2.240%
2.399% FRN 10/15/34 (c)	491,000	461,185
BX Trust, Series 2019-OC11, Class E,
4.076% VRN 12/09/41 (c) (f)	391,000	390,309
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class XA,
0.996% VRN 1/10/48 (f)	5,564,858	235,868
CHT Mortgage Trust
Series 2017-CSMO, Class E, 1 mo. USD LIBOR + 3.000% 3.159% FRN 11/15/36 (c)	273,000	261,407
Series 2017-CSMO, Class F, 1 mo. USD LIBOR + 3.741% 3.900% FRN 11/15/36 (c)	320,000	308,100

	Principal Amount	Value
Citigroup Commercial Mortgage Trust
Series 2016-GC36, Class D, 2.850% 2/10/49 (c)	$201,000	$133,276
Series 2019-GC41, Class B, 3.199% 8/10/56	377,000	405,943
Series 2020-420K, Class D, 3.312% VRN 11/10/42 (c) (f)	200,000	198,370
Series 2020-420K, Class E, 3.312% VRN 11/10/42 (c) (f)	200,000	187,288
Series 2015-GC31, Class C, 4.055% VRN 6/10/48 (f)	700,000	684,222
Series 2017-C4, Class B, 4.096% VRN 10/12/50 (f)	340,000	377,502
COMM Mortgage Trust
Series 2014-CR20, Class C, 4.511% VRN 11/10/47 (f)	411,000	433,906
Series 2015-LC23, Class C, 4.617% VRN 10/10/48 (f)	470,000	466,688
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class C,
4.639% VRN 2/10/49 (f)	465,000	469,256
CSAIL Commercial Mortgage Trust
Series 2015-C1, Class XA, 0.827% VRN 4/15/50 (f)	8,156,958	224,892
Series 2020-C19, Class C, 3.614% VRN 3/15/53 (f)	332,000	346,586
Series 2019-C16, Class B, 3.885% 6/15/52	334,000	372,803
Series 2016-C6, Class B, 3.924% VRN 1/15/49 (f)	298,000	326,230
Series 2015-C4, Class C, 4.563% VRN 11/15/48 (f)	427,000	456,634
Series 2018-C14, Class C, 4.891% VRN 11/15/51 (f)	405,000	430,031
Series 2016-C6, Class C, 4.953% VRN 1/15/49 (f)	378,000	391,932
DBGS Mortgage Trust, Series 2018-5BP, Class F, 1 mo. USD LIBOR + 2.450%
2.609% FRN 6/15/33 (c)	550,000	502,437
Fontainebleau Miami Beach Trust
Series 2019-FBLU, Class E, 3.963% VRN 12/10/36 (c) (f)	262,000	262,483
Series 2019-FBLU, Class G, 3.963% VRN 12/10/36 (c) (f)	236,000	219,772
Grace Trust, Series 2020-GRCE, Class D,
2.680% VRN 12/10/40 (c) (f)	125,000	123,289
GS Mortgage Securities Trust
Series 2015-GS1, Class XA, 0.762% VRN 11/10/48 (f)	7,855,254	255,525

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2018-RIVR, Class C, 1 mo. USD LIBOR + 1.250% 1.409% FRN 7/15/35 (c)	$329,000	$305,825
Series 2013-GC10, Class XA, 1.489% VRN 2/10/46 (f)	4,388,781	116,497
Series 2019-SOHO, Class E, 1 mo. USD LIBOR + 1.875% 2.034% FRN 6/15/36 (c)	318,000	295,137
Series 2014-GC26, Class D, 4.511% VRN 11/10/47 (c) (f)	1,258,000	818,411
Series 2016-GS2, Class C, 4.709% VRN 5/10/49 (f)	340,000	370,561
GSCG Trust, Series 2019-600C, Class E,
3.985% VRN 9/06/34 (c) (f)	497,000	478,348
HPLY Trust, Series 2019-HIT, Class F, 1 mo. USD LIBOR + 3.150%
3.309% FRN 11/15/36 (c)	409,208	370,491
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2015-JP1, Class XA, 0.936% VRN 1/15/49 (f)	4,025,872	148,307
Series 2016-JP2, Class B, 3.460% 8/15/49	174,000	181,093
JPMBB Commercial Mortgage Securities Trust
Series 2015-C30, Class XA, 0.507% VRN 7/15/48 (f)	9,346,656	186,855
Series 2015-C29, Class XA, 0.654% VRN 5/15/48 (f)	7,779,231	187,626
Series 2014-C25, Class XA, 0.846% VRN 11/15/47 (f)	4,121,147	110,573
Series 2015-C28, Class XA, 0.970% VRN 10/15/48 (f)	6,702,455	211,953
Series 2015-C27, Class D, 3.807% VRN 2/15/48 (c) (f)	704,000	564,024
Series 2015-C28, Class B, 3.986% 10/15/48	340,000	359,730
Series 2015-C29, Class C, 4.197% VRN 5/15/48 (f)	162,000	158,969
Series 2015-C33, Class C, 4.612% VRN 12/15/48 (f)	527,000	526,532
Series 2015-C32, Class C, 4.649% VRN 11/15/48 (f)	87,000	79,451
JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7, Class C,
3.726% VRN 5/13/53 (f)	327,000	353,553
MF1 Ltd., Series 2020-FL3, Class AS, 1 mo. USD LIBOR + 2.850%
3.009% FRN 7/15/35 (c)	318,000	321,457

	Principal Amount	Value
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C27, Class D, 3.237% VRN 12/15/47 (c) (f)	$504,000	$437,063
Series 2015-C23, Class C, 4.145% VRN 7/15/50 (f)	650,000	682,700
Series 2015-C27, Class C, 4.523% VRN 12/15/47 (f)	351,000	363,857
Morgan Stanley Capital I Trust, Series 2015-UBS8, Class XA,
0.874% VRN 12/15/48 (f)	6,225,023	222,947
MSCG Trust, Series 2018-SELF, Class F, 1 mo. USD LIBOR + 3.050%
3.209% FRN 10/15/37 (c)	413,000	386,851
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class C, 1 mo. USD LIBOR + 2.200%
2.341% FRN 6/15/35 (c)	368,000	336,625
One Market Plaza Trust, Series 2017-1MKT, Class E
4.142% 2/10/32 (c)	381,000	386,600
SG Commercial Mortgage Securities Trust
Series 2016-C5, Class XA, 1.958% VRN 10/10/48 (f)	3,808,661	246,629
Series 2016-C5, Class B, 3.933% 10/10/48	411,000	427,104
UBS Commercial Mortgage Trust
Series 2017-C2, Class B, 3.993% VRN 8/15/50 (f)	332,000	354,809
Series 2017-C1, Class B, 4.036% 6/15/50	328,000	357,729
Series 2017-C6, Class B, 4.154% VRN 12/15/50 (f)	340,000	378,072
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS2, Class XA, 0.664% VRN 7/15/58 (f)	10,167,703	255,688
Series 2015-P2, Class XA, 0.921% VRN 12/15/48 (f)	4,420,833	168,903
Series 2019-C53, Class XA, 1.021% VRN 10/15/52 (f)	4,348,616	304,895
Series 2020-C57, Class XA, 2.101% VRN 8/15/53 (f)	2,234,328	346,647
Series 2016-C35, Class B, 3.438% 7/15/48	328,000	344,198
Series 2016-NXS6, Class B, 3.811% 11/15/49	248,000	261,047
Series 2014-LC16, Class D, 3.938% 8/15/50 (c)	169,000	62,693

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2015-C28, Class C, 4.094% VRN 5/15/48 (f)	$248,000	$253,781
Series 2019-C50, Class B, 4.192% 5/15/52	409,000	429,794
Series 2019-C50, Class C, 4.345% 5/15/52	409,000	419,461
Series 2016-LC24, Class C, 4.465% VRN 10/15/49 (f)	325,000	326,419
Series 2016-C37, Class C, 4.489% VRN 12/15/49 (f)	376,000	387,270
Series 2015-NXS4, Class C, 4.699% VRN 12/15/48 (f)	421,000	447,846
Series 2019-C49, Class C, 4.866% VRN 3/15/52 (f)	248,000	271,701
		25,994,415
Home Equity Asset-Backed Securities — 1.6%
GSAA Home Equity Trust, Series 2007-10, Class A2A
6.500% 11/25/37	3,722,280	2,496,262
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-HE6, Class A2C, 1 mo. USD LIBOR + .150%
0.298% FRN 9/25/36	5,788,399	2,565,294
		5,061,556
Other Asset-Backed Securities — 8.9%
AASET US Ltd., Series 2018-1A, Class A
3.844% 1/16/38 (c)	513,749	485,599
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class B,
5.682% STEP 12/16/41 (c)	760,417	662,271
BlueMountain CLO Ltd.
Series 2015-3A, Class CR, 3 mo. USD LIBOR + 2.600% 2.818% FRN 4/20/31 (c)	1,000,000	919,512
Series 2013-1A, Class CR, 3 mo. USD LIBOR + 4.150% 4.368% FRN 1/20/29 (c)	1,000,000	965,151
CLI Funding LLC, Series 2019-1A, Class A
3.710% 5/18/44 (c)	420,959	429,202
CLI Funding VI LLC, Series 2020-3A, Class A
2.070% 10/18/45 (c)	243,125	242,185
Dryden 40 Senior Loan Fund, Series 2015-40A, Class DR, 3 mo. USD LIBOR + 3.100%
3.321% FRN 8/15/31 (c)	500,000	498,056

	Principal Amount	Value
Gilbert Park CLO Ltd.
Series 2017-1A, Class D, 3 mo. USD LIBOR + 2.950% 3.187% FRN 10/15/30 (c)	$500,000	$495,301
Series 2017-1A, Class E, 3 mo. USD LIBOR + 6.400% 6.637% FRN 10/15/30 (c)	1,000,000	986,665
Global SC Finance SRL, Series 2014-1A, Class A1
3.190% 7/17/29 (c)	254,417	253,144
Grippen Park CLO Ltd., Series 2017-1A, Class D, 3 mo. USD LIBOR + 3.300%
3.518% FRN 1/20/30 (c)	1,000,000	993,862
Helios Issuer LLC
Series 2020-AA, Class A, 2.980% 6/20/47 (c)	461,106	475,193
Series 2017-1A, Class A, 4.940% 9/20/49 (c)	211,236	220,875
Hero Funding Trust, Series 2016-4A, Class A2
4.290% 9/20/47 (c)	193,214	204,768
Highbridge Loan Management Ltd., Series 13A-18, Class D, 3 mo. USD LIBOR + 3.000%
3.237% FRN 10/15/30 (c)	500,000	479,678
Invitation Homes Trust
Series 2018-SFR1, Class C, 1 mo. USD LIBOR + 1.250% 1.403% FRN 3/17/37 (c)	1,145,000	1,143,584
Series 2018-SFR1, Class D, 1 mo. USD LIBOR + 1.450% 1.603% FRN 3/17/37 (c)	749,727	749,419
JOL Air Ltd., Series 2019-1, Class A
3.967% 4/15/44 (c)	438,749	423,569
Long Beach Mortgage Loan Trust, Series 2006-7, Class 1A, 1 mo. USD LIBOR + .155%
0.303% FRN 8/25/36	3,136,782	2,065,341
MACH 1 Cayman Ltd., Series 2019-1, Class A
3.474% 10/15/39 (c)	439,702	424,772
Madison Park Funding Ltd., Series 2014-14A, Class DRR, 3 mo. USD LIBOR + 2.950%
3.166% FRN 10/22/30 (c)	500,000	485,367
Merrill Lynch Mortgage Investors Trust, Series 2006-OPT1, Class A2C, 1 mo. USD LIBOR + .150%
0.298% FRN 8/25/37	1,836,055	1,760,033
Mosaic Solar Loans LLC
Series 2020-1A, Class A, 2.100% 4/20/46 (c)	446,372	455,649

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2020-2A, Class B, 2.210% 8/20/46 (c)	$488,803	$480,280
Series 2017-1A, Class A, 4.450% 6/20/42 (c)	370,809	398,778
Newark BSL CLO 2 Ltd., Series 2017-1A, Class C, 3 mo. USD LIBOR + 3.650%
3.865% FRN 7/25/30 (c)	500,000	500,126
Oak Hill Credit Partners Ltd., Series 2018-1A, Class D, 3 mo. USD LIBOR + 3.050%
3.268% FRN 10/20/30 (c)	500,000	493,767
Octagon Investment Partners Ltd., Series 2017-1A, Class C, 3 mo. USD LIBOR + 3.500%
3.718% FRN 3/17/30 (c)	1,000,000	987,210
Primose Funding LLC, Series 2019-1A, Class A2
4.475% 7/30/49 (c)	990,000	1,022,710
Sprite Ltd., Series 2017-1, Class A
4.250% 12/15/37 (c)	321,594	303,539
START Ireland, Series 2019-1, Class A
4.089% 3/15/44 (c)	314,382	305,839
Sunrun Atlas Issuer 2019-2 LLC, Series 2019-2, Class A
3.610% 2/01/55 (c)	731,683	781,774
Symphony CLO Ltd., Series 2015-16A, Class DR, 3 mo. USD LIBOR + 3.050%
3.287% FRN 10/15/31 (c)	500,000	482,752
Taco Bell Funding LLC, Series 2018-1A, Class A2I
4.318% 11/25/48 (c)	980,000	993,819
Textainer Marine Containers VII Ltd., Series 2019-1A, Class A
3.960% 4/20/44 (c)	433,333	438,177
Textainer Marine Containers VIII Ltd., Series 2020-2A, Class A
2.100% 9/20/45 (c)	488,361	494,436
Thunderbolt Aircraft Lease Ltd.
Series 2018-A, Class A, 4.147% STEP 9/15/38 (c)	442,900	425,409
Series 2017-A, Class A, 4.212% STEP 5/17/32 (c)	856,678	826,988
TPG Real Estate Finance Issuer Ltd., Series 2018-FL2, Class AS, 1 mo. USD LIBOR + 1.450%
1.603% FRN 11/15/37 (c)	314,000	312,138
Trip Rail Master Funding LLC, Series 2017-1A, Class A1
2.709% 8/15/47 (c)	99,970	100,097

	Principal Amount	Value
Vantage Data Centers LLC, Series 2020-2A, Class A2
1.992% 9/15/45 (c)	$375,000	$377,357
VB-S1 Issuer LLC, Series 2020-1A, Class C2
3.031% 6/15/50 (c)	500,000	523,252
Vericrest Opportunity Loan Trust
Series 2020-NPL3, Class A1A, 2.981% STEP 2/25/50 (c)	482,937	484,295
Series 2019-NPL2, Class A1, 3.967% STEP 2/25/49 (c)	606,065	610,512
Westcott Park CLO Ltd., Series 2016-1A, Class DR, 3 mo. USD LIBOR + 3.250%
3.468% FRN 7/20/28 (c)	500,000	497,597
Willis Engine Structured Trust IV, Series 2018-A, Class A,
4.750% STEP 9/15/43 (c)	764,272	659,589
Wind River CLO Ltd., Series 2017-1A, Class D, 3 mo. USD LIBOR + 3.750%
3.968% FRN 4/18/29 (c)	1,000,000	998,533
		29,318,170
Student Loans Asset-Backed Securities — 0.4%
College Avenue Student Loans LLC, Series 2018-A, Class A1, 1 mo. USD LIBOR + 1.200%
1.348% FRN 12/26/47 (c)	342,284	343,999
SoFi Professional Loan Program LLC
Series 2017-D, Class BFX, 3.610% 9/25/40 (c)	350,000	358,542
Series 2018-B, Class BFX, 3.830% 8/25/47 (c)	500,000	519,446
		1,221,987
Whole Loan Collateral Collateralized Mortgage Obligations — 6.2%
CIM Trust, Series 2017-6, Class A1,
3.015% VRN 6/25/57 (c) (f)	1,650,508	1,650,708
Citigroup Mortgage Loan Trust, Series 2007-AR5, Class 1A2A,
3.551% VRN 4/25/37 (f)	1,106,215	1,037,504
Countrywide Alternative Loan Trust
Series 2006-13T1, Class A11, 6.000% 5/25/36	1,914,717	1,359,805
Series 2006-36T2, Class 2A1, 6.250% 12/25/36	3,345,675	2,201,167
Countrywide Home Loans Mortgage Pass-Through Trust
Series 2007-HYB2, Class 3A1, 3.081% VRN 2/25/47 (f)	1,173,767	1,048,136

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2007-14, Class A6, 6.000% 9/25/37	$1,464,695	$1,153,844
HarborView Mortgage Loan Trust, Series 2006-11, Class A1A, 1 mo. USD LIBOR + .340%
0.492% FRN 12/19/36	940,044	847,096
IndyMac INDX Mortgage Loan Trust, Series 2007-AR5, Class 2A1,
3.357% VRN 5/25/37 (f)	2,333,032	2,075,482
Lehman XS Trust, Series 2007-12N, Class 1A3A, 1 mo. LIBOR + .200%
0.348% FRN 7/25/47	2,689,422	2,555,819
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 2A1,
2.998% VRN 7/25/35 (f)	382,548	370,294
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AR1, Class 2A1,
3.236% VRN 2/25/36 (f)	2,193,547	1,889,980
RBSSP Resecuritization Trust, Series 2009-5, Class 2A3,
6.500% VRN 10/26/37 (c) (f)	928,311	669,935
RFMSI Trust, Series 2007-S4, Class A5, 1 mo. USD LIBOR + .600%
6.000% FRN 4/25/37	247,599	235,646
Structured Adjustable Rate Mortgage Loan Trust, Series 2008-1, Class A2,
2.913% VRN 10/25/37 (f)	878,508	775,617
Voyager OPTONE Delaware Trust, Series 2009-1, Class SAC3, 1 mo. LIBOR
19.662% VRN 2/25/38 (c)	2,147,531	1,604,338
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-4, Class 3A5,
6.350% STEP 5/25/36	955,948	901,473
		20,376,844
Whole Loan Collateral Planned Amortization Classes — 0.4%
Countrywide Alternative Loan Trust, Series 2006-19CB, Class A15
6.000% 8/25/36	1,726,303	1,418,938

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $87,390,953)		83,391,910

SOVEREIGN DEBT OBLIGATIONS — 1.4%
Abu Dhabi Government International Bond
0.750% 9/02/23 (c)	200,000	200,500
3.125% 4/16/30 (c)	200,000	225,840

	Principal Amount	Value
Indonesia Government International Bond
3.375% 4/15/23 (c)	$200,000	$212,015
Korea Electric Power Corp.
1.125% 6/15/25 (c)	200,000	203,172
Mexico Government International Bond
3.750% 1/11/28	535,000	601,072
4.150% 3/28/27	343,000	395,740
Panama Government International Bond
3.750% 3/16/25	200,000	221,252
4.000% 9/22/24	200,000	221,252
Perusahaan Penerbit SBSN Indonesia
4.150% 3/29/27 (c)	200,000	229,082
Peruvian Government International Bond
2.392% 1/23/26	100,000	106,651
2.783% 1/23/31	300,000	328,953
Philippine Government International Bond
1.648% 6/10/31	400,000	405,001
Qatar Government International Bond
3.375% 3/14/24 (c)	400,000	433,000
3.875% 4/23/23 (c)	200,000	214,960
Saudi Government International Bond
2.375% 10/26/21 (c)	200,000	202,981
2.900% 10/22/25 (c)	250,000	269,337
		4,470,808

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $4,215,566)		4,470,808

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 17.9%
Collateralized Mortgage Obligations — 11.2%
Federal Home Loan Mortgage Corp. 3.500% 7/15/49	3,266,848	3,447,015
Federal Home Loan Mortgage Corp. REMICS
Series 4934, Class P, 2.500% 11/15/40	2,241,241	2,373,354
Series 4093, Class PA, 3.000% 8/15/42	2,532,349	2,628,541
Series 4481, Class B, 3.000% 12/15/42	3,271,439	3,341,321
Series 4483, Class CA, 3.000% 6/15/44	3,731,143	3,917,887
Series 4750, Class PA, .000% 7/15/46	1,292,763	1,328,257

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal Home Loan Mortgage Corp. SCRT Series 2018-2, Class HV 3.000% VRN 11/25/57 (f)	$2,758,567	$2,966,928
Federal Home Loan Mortgage Corp. STRIPS
Series 355, Class 300, 3.000% 8/15/47	2,372,614	2,556,641
Series 358, Class 300, 3.000% 10/15/47	2,073,911	2,235,725
Federal National Mortgage Association REMICS
Series 2018-21, Class PO, 0.000% 4/25/48	1,764,892	1,626,977
Series 2015-9, Class HA, 3.000% 1/25/45	568,191	607,518
Government National Mortgage Association
Series 2015-74, Class LZ, 3.500% 5/20/45	3,481,405	3,692,402
Series 2015-92, Class CZ, 3.500% 6/20/45	5,539,442	5,964,998
		36,687,564
Pass-Through Securities — 6.7%
Federal Home Loan Mortgage Corp.
Pool #RE6066 2.000% 10/01/50	6,863,484	7,058,192
Pool #BL5484 2.260% 1/01/30	3,000,000	3,269,514
Pool #G08520 2.500% 1/01/43	871,208	925,594
Pool #SB0048 3.000% 8/01/34	1,888,835	2,012,106
Pool #G08632 3.500% 3/01/45	1,446,361	1,561,272
Federal National Mortgage Association
Pool #MA4158 2.000% 10/01/50	3,953,369	4,109,996
Pool #MA2248 3.000% 4/01/45	922,943	959,054
Pool #AS7661 3.000% 8/01/46	686,437	710,719
Pool #AX2501 4.000% 10/01/44	1,264,666	1,381,879
		21,988,326

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $55,322,883)		58,675,890

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 24.3%
U.S. Treasury Bonds & Notes — 24.3%
U.S. Treasury Bond
1.125% 8/15/40	$4,440,000	$4,204,778
1.250% 5/15/50	4,700,000	4,265,906
1.625% 11/15/50	3,710,000	3,695,944
2.750% 11/15/42	165,000	204,357
2.750% 11/15/47	2,600,000	3,264,866
4.750% 2/15/37	2,400,000	3,656,801
U.S. Treasury Note
0.125% 6/30/22	2,910,000	2,910,399
0.250% 11/15/23	340,000	340,918
0.375% 11/30/25	8,040,000	8,051,348
0.500% 6/30/27	4,570,000	4,550,174
0.500% 10/31/27	480,000	476,168
0.625% 11/30/27	11,330,000	11,327,145
0.875% 11/15/30	5,260,000	5,242,245
1.625% 10/31/26	3,800,000	4,052,112
2.125% 9/30/24	3,890,000	4,163,975
2.250% 10/31/24	3,860,000	4,155,521
2.250% 3/31/26	3,200,000	3,508,592
2.250% 11/15/27	3,890,000	4,318,878
2.625% 1/31/26	500,000	556,820
2.750% 2/28/25	2,380,000	2,623,484
3.000% 9/30/25	3,800,000	4,275,976
		79,846,407

TOTAL U.S. TREASURY OBLIGATIONS (Cost $78,569,129)		79,846,407

TOTAL BONDS & NOTES (Cost $318,516,090)		324,960,511

TOTAL LONG-TERM INVESTMENTS (Cost $318,516,090)		324,960,511

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.8%
Repurchase Agreement — 0.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/20, 0.000%, due 1/04/21 (g)	$2,155,811	$2,155,811
U.S. Treasury Bill — 0.1%
U.S. Treasury Bill
0.000% 5/06/21	250,000	249,930

TOTAL SHORT-TERM INVESTMENTS (Cost $2,405,736)		2,405,741

TOTAL INVESTMENTS — 99.8% (Cost $320,921,826) (h)		327,366,252

Less Unfunded Loan Commitments — (0.00)%		(14,897)

NET INVESTMENTS — 99.8% (Cost $320,906,929)		327,351,355

Other Assets/(Liabilities) — 0.2%		620,099

NET ASSETS — 100.0%		$327,971,454

Abbreviation Legend

BAB	Build America Bonds
CLO	Collateralized Loan Obligation
DIP	Debtor In Possession
FRN	Floating Rate Note
PO	Principal Only
REMICS	Real Estate Mortgage Investment Conduits
SCRT	Seasoned Credit Risk Transfer
STEP	Step Up Bond
STRIPS	Separate Trading of Registered Interest and Principal of Securities
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security represents unsettled loan commitments at December 31, 2020 where the rate will be determined at time of settlement.
(b)	Unfunded or partially unfunded loan commitments.
(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2020, the aggregate market value of these securities amounted to $80,556,959 or 24.56% of net assets.

(d)

Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2020, these securities amounted to a value of $314,550 or 0.10% of net assets.

(e)	Security is perpetual and has no stated maturity date.
(f)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2020.

(g)

Maturity value of $2,155,811. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 12/30/21, and an aggregate market value, including accrued interest, of $2,198,940.

(h)	See Note 6 for aggregate cost for federal tax purposes.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
EQUITIES — 99.0%
COMMON STOCK — 98.9%
Basic Materials — 3.9%
Chemicals — 2.1%
Air Liquide SA	3,364	$552,129
Albemarle Corp.	6,200	914,624
Celanese Corp.	7,800	1,013,532
Covestro AG (a)	11,781	726,684
DuPont de Nemours, Inc.	25,800	1,834,638
Eastman Chemical Co.	7,900	792,212
FMC Corp.	8,500	976,905
Huntsman Corp.	11,300	284,082
Linde PLC	17,442	4,596,142
LyondellBasell Industries NV Class A	22,700	2,080,682
The Mosaic Co.	25,100	577,551
PPG Industries, Inc.	16,069	2,317,471
		16,666,652
Forest Products & Paper — 0.6%
International Paper Co.	102,095	5,076,163
Iron & Steel — 0.3%
Nucor Corp.	20,000	1,063,800
Reliance Steel & Aluminum Co.	4,200	502,950
Steel Dynamics, Inc.	13,900	512,493
		2,079,243
Mining — 0.9%
BHP Group Ltd.	29,372	956,907
Freeport-McMoRan, Inc.	63,300	1,647,066
Newmont Corp.	53,100	3,180,159
Southern Copper Corp.	14,633	952,901
		6,737,033
		30,559,091
Communications — 8.2%
Advertising — 0.1%
The Interpublic Group of Cos., Inc.	19,000	446,880
Internet — 2.2%
Alphabet, Inc. Class C (b)	7,341	12,860,551
CDW Corp.	9,400	1,238,826
eBay, Inc.	47,300	2,376,825
NortonLifeLock, Inc.	33,600	698,208
		17,174,410
Media — 2.4%
Comcast Corp. Class A	262,900	13,775,960
Discovery, Inc. Class A (b) (c)	10,600	318,954
Fox Corp. Class A	18,700	544,544
The Walt Disney Co. (b)	23,213	4,205,731
		18,845,189

	Number of Shares	Value
Telecommunications — 3.5%
Ciena Corp. (b)	10,200	$539,070
Cisco Systems, Inc.	239,900	10,735,525
Corning, Inc.	41,500	1,494,000
Juniper Networks, Inc.	19,500	438,945
Verizon Communications, Inc.	240,500	14,129,375
		27,336,915
		63,803,394
Consumer, Cyclical — 8.9%
Apparel — 0.1%
Deckers Outdoor Corp. (b)	600	172,068
Hanesbrands, Inc.	13,700	199,746
Skechers U.S.A., Inc. Class A (b)	7,800	280,332
		652,146
Auto Manufacturers — 1.9%
Cummins, Inc.	9,700	2,202,870
Ford Motor Co.	257,900	2,266,941
General Motors Co.	199,353	8,301,059
PACCAR, Inc.	22,900	1,975,812
		14,746,682
Auto Parts & Equipment — 0.1%
Gentex Corp.	13,900	471,627
Lear Corp.	3,500	556,605
		1,028,232
Distribution & Wholesale — 0.3%
LKQ Corp. (b)	20,100	708,324
W.W. Grainger, Inc.	3,300	1,347,522
		2,055,846
Entertainment — 0.1%
Live Nation Entertainment, Inc. (b)	9,600	705,408
Home Builders — 0.6%
D.R. Horton, Inc.	24,100	1,660,972
Lennar Corp. Class A	31,964	2,436,616
PulteGroup, Inc.	17,700	763,224
Toll Brothers, Inc.	7,200	312,984
		5,173,796
Home Furnishing — 0.1%
Whirlpool Corp.	4,200	758,058
Housewares — 0.1%
Newell Brands, Inc.	28,000	594,440
Leisure Time — 0.1%
Brunswick Corp.	4,500	343,080
Polaris, Inc.	2,500	238,200
		581,280

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Lodging — 0.5%
Hilton Worldwide Holdings, Inc.	19,773	$2,199,944
Hyatt Hotels Corp. Class A (c)	2,600	193,050
Marriott International, Inc. Class A	9,237	1,218,545
MGM Resorts International	9,739	306,876
		3,918,415
Retail — 4.9%
Advance Auto Parts, Inc.	4,500	708,795
AutoZone, Inc. (b)	1,500	1,778,160
Best Buy Co., Inc.	17,100	1,706,409
CarMax, Inc. (b)	6,500	613,990
Dollar General Corp.	16,200	3,406,860
Dollar Tree, Inc. (b)	15,500	1,674,620
Genuine Parts Co.	9,500	954,085
The Home Depot, Inc.	5,500	1,460,910
Lowe’s Cos., Inc.	48,400	7,768,684
McDonald’s Corp.	10,809	2,319,395
O’Reilly Automotive, Inc. (b)	5,263	2,381,876
Ross Stores, Inc.	3,981	488,907
Target Corp.	33,100	5,843,143
The TJX Cos., Inc.	32,164	2,196,479
Tractor Supply Co.	6,600	927,828
Williams-Sonoma, Inc.	4,500	458,280
Yum! Brands, Inc.	36,505	3,962,983
		38,651,404
Textiles — 0.1%
Mohawk Industries, Inc. (b)	4,700	662,465
		69,528,172
Consumer, Non-cyclical — 21.9%
Agriculture — 1.3%
Archer-Daniels-Midland Co.	36,800	1,855,088
Bunge Ltd.	9,200	603,336
Darling Ingredients, Inc. (b)	5,200	299,936
Philip Morris International, Inc.	93,822	7,767,523
		10,525,883
Beverages — 0.1%
The Coca-Cola Co.	21,800	1,195,512
Biotechnology — 1.9%
Alexion Pharmaceuticals, Inc. (b)	12,400	1,937,376
Amgen, Inc.	34,700	7,978,224
Bio-Rad Laboratories, Inc. Class A (b)	1,500	874,410
Corteva, Inc.	23,800	921,536
Regeneron Pharmaceuticals, Inc. (b)	5,900	2,850,349
		14,561,895
Commercial Services — 0.7%
AMERCO	1,300	590,148
Quanta Services, Inc.	9,100	655,382

	Number of Shares	Value
Robert Half International, Inc.	7,600	$474,848
Service Corp. International	11,500	564,650
United Rentals, Inc. (b)	14,300	3,316,313
		5,601,341
Foods — 0.9%
Conagra Brands, Inc.	32,300	1,171,198
Ingredion, Inc.	4,100	322,547
The J.M. Smucker Co.	6,500	751,400
The Kraft Heinz Co.	92,700	3,212,982
Tyson Foods, Inc. Class A	19,400	1,250,136
		6,708,263
Health Care – Products — 2.7%
Boston Scientific Corp. (b)	7,100	255,245
Danaher Corp.	31,953	7,098,039
Hologic, Inc. (b)	14,600	1,063,318
Medtronic PLC	28,114	3,293,274
Stryker Corp.	10,291	2,521,707
Thermo Fisher Scientific, Inc.	13,294	6,192,079
Zimmer Biomet Holdings, Inc.	2,107	324,668
		20,748,330
Health Care – Services — 5.4%
Anthem, Inc.	22,564	7,245,075
Centene Corp. (b)	3,211	192,756
DaVita, Inc. (b)	8,100	950,940
HCA Healthcare, Inc.	44,553	7,327,187
Humana, Inc.	7,500	3,077,025
Laboratory Corp. of America Holdings (b)	5,700	1,160,235
Molina Healthcare, Inc. (b)	3,300	701,844
Quest Diagnostics, Inc.	7,900	941,443
UnitedHealth Group, Inc.	57,012	19,992,968
Universal Health Services, Inc. Class B	4,500	618,750
		42,208,223
Household Products & Wares — 0.2%
Avery Dennison Corp.	8,400	1,302,924
Pharmaceuticals — 8.7%
AbbVie, Inc.	28,537	3,057,739
AmerisourceBergen Corp.	12,000	1,173,120
Bausch Health Cos., Inc. (b) (c)	29,029	603,803
Becton Dickinson and Co.	1,499	375,080
Cardinal Health, Inc.	17,000	910,520
Cigna Corp.	20,500	4,267,690
Elanco Animal Health, Inc. (b)	51,028	1,565,029
Eli Lilly and Co.	61,300	10,349,892
Henry Schein, Inc. (b)	8,500	568,310
Jazz Pharmaceuticals PLC (b)	3,400	561,170
Johnson & Johnson	124,516	19,596,328

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
McKesson Corp.	10,600	$1,843,552
Merck & Co., Inc.	148,300	12,130,940
Pfizer, Inc.	301,779	11,108,485
		68,111,658
		170,964,029
Energy — 2.2%
Oil & Gas — 1.6%
EOG Resources, Inc.	52,900	2,638,123
Exxon Mobil Corp.	127,000	5,234,940
Phillips 66	28,800	2,014,272
TOTAL SE	14,491	625,114
Valero Energy Corp.	26,900	1,521,733
		12,034,182
Pipelines — 0.6%
Cheniere Energy, Inc. (b)	16,700	1,002,501
The Williams Cos., Inc.	191,808	3,845,751
		4,848,252
		16,882,434
Financial — 24.4%
Banks — 12.7%
Bank of America Corp.	726,719	22,026,853
The Bank of New York Mellon Corp.	58,600	2,486,984
Citizens Financial Group, Inc.	28,200	1,008,432
Comerica, Inc.	9,100	508,326
Commerce Bancshares, Inc.	6,872	451,491
Cullen/Frost Bankers, Inc.	3,400	296,582
East West Bancorp, Inc.	9,300	471,603
Fifth Third Bancorp	47,000	1,295,790
The Goldman Sachs Group, Inc.	30,235	7,973,272
Huntington Bancshares, Inc.	57,900	731,277
JP Morgan Chase & Co.	220,300	27,993,521
KeyCorp	64,500	1,058,445
Morgan Stanley	194,263	13,312,843
Northern Trust Corp.	13,700	1,276,018
The PNC Financial Services Group, Inc.	47,444	7,069,156
Regions Financial Corp.	63,400	1,022,008
Signature Bank	3,700	500,573
State Street Corp.	23,300	1,695,774
SVB Financial Group (b)	3,400	1,318,622
US Bancorp	86,873	4,047,413
Wells Fargo & Co.	73,651	2,222,787
Zions Bancorp NA	10,800	469,152
		99,236,922
Diversified Financial Services — 3.4%
Ally Financial, Inc.	24,700	880,802
Ameriprise Financial, Inc.	8,200	1,593,506
BlackRock, Inc.	9,100	6,566,014

	Number of Shares	Value
Capital One Financial Corp.	48,008	$4,745,591
The Charles Schwab Corp.	54,216	2,875,617
Discover Financial Services	12,000	1,086,360
LPL Financial Holdings, Inc.	5,300	552,366
Nasdaq, Inc.	10,800	1,433,592
Raymond James Financial, Inc.	9,000	861,030
SEI Investments Co.	9,500	545,965
Synchrony Financial	38,600	1,339,806
T. Rowe Price Group, Inc.	14,900	2,255,711
Visa, Inc. Class A	5,000	1,093,650
The Western Union Co.	23,200	509,008
		26,339,018
Insurance — 6.5%
Aflac, Inc.	46,400	2,063,408
The Allstate Corp.	20,100	2,209,593
American Financial Group, Inc.	5,800	508,196
American International Group, Inc.	128,809	4,876,709
Assurant, Inc.	3,900	531,258
Chubb Ltd.	45,770	7,044,918
Equitable Holdings, Inc.	168,732	4,317,852
Everest Re Group Ltd.	2,300	538,407
First American Financial Corp.	6,100	314,943
Globe Life, Inc.	13,600	1,291,456
The Hartford Financial Services Group, Inc.	43,296	2,120,638
Lincoln National Corp.	12,700	638,937
Loews Corp.	17,300	778,846
Markel Corp. (b)	890	919,637
Marsh & McLennan Cos., Inc.	14,923	1,745,991
MetLife, Inc.	118,237	5,551,227
Old Republic International Corp.	12,500	246,375
Primerica, Inc.	2,300	308,039
Principal Financial Group, Inc.	27,169	1,347,854
The Progressive Corp.	38,700	3,826,656
Prudential Financial, Inc.	26,100	2,037,627
The Travelers Cos., Inc.	41,900	5,881,503
Voya Financial, Inc.	8,800	517,528
W.R. Berkley Corp.	11,700	777,114
		50,394,712
Real Estate — 0.2%
CBRE Group, Inc. Class A (b)	22,200	1,392,384
Jones Lang LaSalle, Inc.	3,400	504,458
		1,896,842
Real Estate Investment Trusts (REITS) — 1.6%
Digital Realty Trust, Inc.	3,330	464,568
Prologis, Inc.	75,472	7,521,539
Sun Communities, Inc.	3,289	499,764
Welltower, Inc.	25,334	1,637,083

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Weyerhaeuser Co.	80,620	$2,703,189
		12,826,143
		190,693,637
Industrial — 12.0%
Aerospace & Defense — 0.3%
General Dynamics Corp.	16,900	2,515,058
Building Materials — 0.8%
Fortune Brands Home & Security, Inc.	8,000	685,760
Johnson Controls International PLC	88,158	4,107,281
Masco Corp.	17,300	950,289
Owens Corning	7,200	545,472
		6,288,802
Electrical Components & Equipment — 0.4%
Emerson Electric Co.	34,300	2,756,691
Schneider Electric SE	5,118	740,296
		3,496,987
Electronics — 1.5%
Agilent Technologies, Inc.	19,938	2,362,454
Allegion PLC	3,700	430,606
Arrow Electronics, Inc. (b)	5,000	486,500
Honeywell International, Inc.	23,196	4,933,789
Hubbell, Inc.	4,200	658,518
Jabil, Inc.	9,800	416,794
Keysight Technologies, Inc. (b)	7,409	978,655
Roper Technologies, Inc.	2,381	1,026,425
Sensata Technologies Holding PLC (b)	9,300	490,482
		11,784,223
Engineering & Construction — 0.3%
Jacobs Engineering Group, Inc.	21,756	2,370,534
Environmental Controls — 0.1%
Pentair PLC	11,000	583,990
Hand & Machine Tools — 0.2%
Snap-on, Inc.	3,600	616,104
Stanley Black & Decker, Inc.	4,591	819,769
		1,435,873
Machinery – Construction & Mining — 0.6%
BWX Technologies, Inc.	3,800	229,064
Caterpillar, Inc.	22,506	4,096,542
Oshkosh Corp.	4,100	352,887
		4,678,493
Machinery – Diversified — 1.2%
AGCO Corp.	4,300	443,287
Deere & Co.	18,114	4,873,572
Dover Corp.	9,500	1,199,375
Rockwell Automation, Inc.	6,548	1,642,304

	Number of Shares	Value
Westinghouse Air Brake Technologies Corp.	12,500	$915,000
		9,073,538
Miscellaneous - Manufacturing — 2.1%
3M Co.	38,160	6,669,986
Carlisle Cos., Inc.	3,200	499,776
General Electric Co.	585,982	6,328,606
ITT, Inc.	5,700	439,014
Parker-Hannifin Corp.	7,500	2,043,075
Textron, Inc.	15,100	729,783
		16,710,240
Packaging & Containers — 1.6%
Amcor PLC	103,600	1,219,372
Berry Global Group, Inc. (b)	7,500	421,425
Crown Holdings, Inc. (b)	8,900	891,780
Packaging Corp. of America	42,036	5,797,184
Sealed Air Corp.	10,200	467,058
Sonoco Products Co.	5,700	337,725
WestRock Co.	78,809	3,430,556
		12,565,100
Transportation — 2.9%
CSX Corp.	45,300	4,110,975
FedEx Corp.	9,154	2,376,562
Knight-Swift Transportation Holdings, Inc.	10,000	418,200
Norfolk Southern Corp.	16,907	4,017,272
Union Pacific Corp.	11,820	2,461,160
United Parcel Service, Inc. Class B	54,745	9,219,058
		22,603,227
		94,106,065
Technology — 13.3%
Computers — 2.0%
Apple, Inc.	7,937	1,053,161
Cognizant Technology Solutions Corp. Class A	35,300	2,892,835
Genpact Ltd.	12,500	517,000
Hewlett Packard Enterprise Co.	85,500	1,013,175
HP, Inc.	85,200	2,095,068
International Business Machines Corp.	51,600	6,495,408
Leidos Holdings, Inc.	5,700	599,184
NetApp, Inc.	14,700	973,728
		15,639,559
Semiconductors — 8.0%
Analog Devices, Inc.	16,200	2,393,226
Applied Materials, Inc.	129,117	11,142,797
ASML Holding NV	3,691	1,800,174
Broadcom, Inc.	34,163	14,958,270
KLA Corp.	6,100	1,579,351

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Lam Research Corp.	10,392	$4,907,830
Micron Technology, Inc. (b)	103,205	7,758,952
NVIDIA Corp.	3,803	1,985,927
NXP Semiconductor NV	29,327	4,663,286
Qorvo, Inc. (b)	6,400	1,064,128
QUALCOMM, Inc.	52,813	8,045,532
Texas Instruments, Inc.	11,976	1,965,621
		62,265,094
Software — 3.3%
CDK Global, Inc.	6,900	357,627
Citrix Systems, Inc.	5,800	754,580
Fidelity National Information Services, Inc.	1,800	254,628
Fiserv, Inc. (b)	11,853	1,349,583
Microsoft Corp.	39,996	8,895,910
Oracle Corp.	194,300	12,569,267
salesforce.com, Inc. (b)	1,300	289,289
Synopsys, Inc. (b)	6,702	1,737,426
		26,208,310
		104,112,963
Utilities — 4.1%
Electric — 4.0%
AES Corp.	91,375	2,147,312
Ameren Corp.	26,051	2,033,541
Dominion Energy, Inc.	4,288	322,458
Entergy Corp.	7,375	736,320
Exelon Corp.	64,400	2,718,968
FirstEnergy Corp.	10,600	324,466
NextEra Energy, Inc.	109,524	8,449,777
NRG Energy, Inc.	16,100	604,555
OGE Energy Corp.	11,200	356,832
Pinnacle West Capital Corp.	9,800	783,510
Public Service Enterprise Group, Inc.	81,134	4,730,112
Sempra Energy	38,297	4,879,421
The Southern Co.	42,619	2,618,085
Vistra Corp.	28,100	552,446
		31,257,803
Gas — 0.1%
UGI Corp.	13,700	478,952
		31,736,755

TOTAL COMMON STOCK (Cost $609,037,079)		772,386,540

	Number of Shares	Value
PREFERRED STOCK — 0.1%
Utilities — 0.1%
Electric — 0.1%
The Southern Co. Convertible 6.750%	7,930	$411,567

TOTAL PREFERRED STOCK (Cost $396,500)		411,567

TOTAL EQUITIES (Cost $609,433,579)		772,798,107

MUTUAL FUNDS — 0.5%
Diversified Financial Services — 0.5%
iShares Russell 1000 Value ETF (c)	26,739	3,656,023
State Street Navigator Securities Lending Prime Portfolio (d)	273,983	273,983
		3,930,006

TOTAL MUTUAL FUNDS (Cost $3,303,154)		3,930,006

TOTAL LONG-TERM INVESTMENTS (Cost $612,736,733)		776,728,113

SHORT-TERM INVESTMENTS — 0.4%
Mutual Fund — 0.1%
T. Rowe Price Government Reserve Investment Fund	454,618	454,618
	Principal Amount
Repurchase Agreement — 0.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/20, 0.000%, due 1/04/21 (e)	$2,699,237	2,699,237

TOTAL SHORT-TERM INVESTMENTS (Cost $3,153,855)		3,153,855

TOTAL INVESTMENTS — 99.9% (Cost $615,890,588) (f)		779,881,968

Other Assets/(Liabilities) — 0.1%		927,355

NET ASSETS — 100.0%		$780,809,323

Abbreviation Legend

ETF	Exchange-Traded Fund

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2020, the aggregate market value of these securities amounted to $726,684 or 0.09% of net assets.

(b)	Non-income producing security.
(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2020, was $3,054,690 or 0.39% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $3,015,508 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $2,699,237. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 12/30/21, and an aggregate market value, including accrued interest, of $2,753,294.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Momentum Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
EQUITIES — 100.0%
COMMON STOCK — 100.0%
Basic Materials — 2.6%
Chemicals — 1.7%
Air Products & Chemicals, Inc.	715	$195,352
Linde PLC	1,906	502,250
		697,602
Mining — 0.9%
Newmont Corp.	5,775	345,865
		1,043,467
Communications — 19.3%
Internet — 17.2%
Amazon.com, Inc. (a)	1,035	3,370,923
eBay, Inc.	2,823	141,856
Facebook, Inc. Class A (a)	8,196	2,238,819
Netflix, Inc. (a)	2,062	1,114,985
NortonLifeLock, Inc.	4,107	85,343
		6,951,926
Media — 1.4%
Charter Communications, Inc. Class A (a)	829	548,425
Telecommunications — 0.7%
T-Mobile US, Inc. (a)	2,214	298,558
		7,798,909
Consumer, Cyclical — 8.3%
Auto Manufacturers — 0.3%
PACCAR, Inc.	1,182	101,983
Distribution & Wholesale — 0.3%
Fastenal Co.	2,881	140,679
Home Builders — 0.5%
D.R. Horton, Inc.	1,211	83,462
Lennar Corp. Class A	1,000	76,230
PulteGroup, Inc.	841	36,264
		195,956
Retail — 7.2%
Chipotle Mexican Grill, Inc. (a)	109	151,151
Costco Wholesale Corp.	1,435	540,679
Dollar General Corp.	1,269	266,871
Domino’s Pizza, Inc.	200	76,692
The Home Depot, Inc.	3,364	893,546
Lowe’s Cos., Inc.	3,123	501,273
Target Corp.	2,249	397,016
Tractor Supply Co.	435	61,152
		2,888,380
		3,326,998

	Number of Shares	Value
Consumer, Non-cyclical — 24.7%
Beverages — 0.1%
Brown-Forman Corp. Class B	613	$48,691
Biotechnology — 3.3%
Amgen, Inc.	2,324	534,334
Bio-Rad Laboratories, Inc. Class A (a)	127	74,033
Regeneron Pharmaceuticals, Inc. (a)	751	362,816
Vertex Pharmaceuticals, Inc. (a)	1,457	344,347
		1,315,530
Commercial Services — 5.9%
IHS Markit Ltd.	1,125	101,059
MarketAxess Holdings, Inc.	171	97,566
Moody’s Corp.	511	148,313
PayPal Holdings, Inc. (a)	6,677	1,563,753
Rollins, Inc.	1,302	50,869
S&P Global, Inc.	963	316,567
Verisk Analytics, Inc.	524	108,777
		2,386,904
Foods — 1.2%
Campbell Soup Co.	628	30,364
Conagra Brands, Inc.	1,786	64,760
General Mills, Inc.	2,147	126,244
Hormel Foods Corp.	1,068	49,779
Kellogg Co.	838	52,149
The Kroger Co.	5,250	166,740
		490,036
Health Care – Products — 6.3%
Danaher Corp.	3,239	719,512
Hologic, Inc. (a)	958	69,771
IDEXX Laboratories, Inc. (a)	355	177,454
Intuitive Surgical, Inc. (a)	391	319,877
ResMed, Inc.	688	146,241
Thermo Fisher Scientific, Inc.	2,024	942,739
West Pharmaceutical Services, Inc.	530	150,154
		2,525,748
Health Care – Services — 0.2%
DaVita, Inc. (a)	352	41,325
Quest Diagnostics, Inc.	444	52,911
		94,236
Household Products & Wares — 0.6%
Church & Dwight Co., Inc.	951	82,956
The Clorox Co.	748	151,036
		233,992
Pharmaceuticals — 7.1%
AbbVie, Inc.	9,640	1,032,926
Bristol-Myers Squibb Co.	11,041	684,873
DexCom, Inc. (a)	688	254,367

The accompanying notes are an integral part of the financial statements.

MML Equity Momentum Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Eli Lilly and Co.	3,578	$604,110
Zoetis, Inc.	1,742	288,301
		2,864,577
		9,959,714
Financial — 3.6%
Diversified Financial Services — 0.2%
Nasdaq, Inc.	450	59,733
Real Estate Investment Trusts (REITS) — 3.4%
American Tower Corp.	1,333	299,205
Crown Castle International Corp.	1,372	218,409
Digital Realty Trust, Inc.	1,169	163,087
Equinix, Inc.	482	344,235
Prologis, Inc.	2,567	255,827
SBA Communications Corp.	357	100,721
		1,381,484
		1,441,217
Industrial — 1.8%
Building Materials — 0.3%
Fortune Brands Home & Security, Inc.	470	40,289
Masco Corp.	1,099	60,368
		100,657
Electronics — 0.7%
Agilent Technologies, Inc.	1,341	158,895
Garmin Ltd.	521	62,343
PerkinElmer, Inc.	490	70,315
		291,553
Machinery – Diversified — 0.3%
Rockwell Automation, Inc.	405	101,578
Transportation — 0.5%
J.B. Hunt Transport Services, Inc.	273	37,305
Kansas City Southern	341	69,608
Old Dominion Freight Line, Inc.	542	105,788
		212,701
		706,489
Technology — 38.0%
Computers — 9.4%
Apple, Inc.	27,700	3,675,513
Fortinet, Inc. (a)	673	99,961
		3,775,474
Semiconductors — 11.1%
Advanced Micro Devices, Inc. (a)	8,442	774,216
KLA Corp.	571	147,838
Lam Research Corp.	728	343,813
NVIDIA Corp.	4,437	2,317,001
Qorvo, Inc. (a)	566	94,109
QUALCOMM, Inc.	4,557	694,213

	Number of Shares	Value
Skyworks Solutions, Inc.	847	$129,489
		4,500,679
Software — 17.5%
Activision Blizzard, Inc.	4,858	451,065
Adobe, Inc. (a)	2,096	1,048,252
Akamai Technologies, Inc. (a)	561	58,899
ANSYS, Inc. (a)	395	143,701
Autodesk, Inc. (a)	922	281,523
Cadence Design Systems, Inc. (a)	1,196	163,170
Citrix Systems, Inc.	643	83,654
Electronic Arts, Inc.	1,600	229,760
Jack Henry & Associates, Inc.	278	45,033
Microsoft Corp.	15,849	3,525,135
MSCI, Inc.	411	183,524
ServiceNow, Inc. (a)	876	482,177
Synopsys, Inc. (a)	715	185,357
Take-Two Interactive Software, Inc. (a)	418	86,856
Tyler Technologies, Inc. (a)	228	99,527
		7,067,633
		15,343,786
Utilities — 1.7%
Electric — 1.5%
NextEra Energy, Inc.	7,853	605,859
Water — 0.2%
American Water Works Co., Inc.	611	93,770
		699,629

TOTAL COMMON STOCK (Cost $38,554,907)		40,320,209

TOTAL EQUITIES (Cost $38,554,907)		40,320,209

TOTAL LONG-TERM INVESTMENTS (Cost $38,554,907)		40,320,209

TOTAL INVESTMENTS — 100.0% (Cost $38,554,907) (b)		40,320,209

Other Assets/(Liabilities) — 0.0%		18,474

NET ASSETS — 100.0%		$40,338,683

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
EQUITIES — 99.9%
COMMON STOCK — 99.9%
Basic Materials — 5.6%
Chemicals — 3.4%
Ashland Global Holdings, Inc.	1,273	$100,822
Axalta Coating Systems Ltd. (a)	2,952	84,280
Cabot Corp.	1,261	56,594
Celanese Corp.	1,091	141,764
CF Industries Holdings, Inc.	4,888	189,214
The Chemours Co.	3,757	93,136
Eastman Chemical Co.	2,168	217,407
Huntsman Corp.	4,620	116,147
The Mosaic Co.	4,599	105,823
NewMarket Corp.	64	25,490
Olin Corp.	3,311	81,318
Valvoline, Inc.	3,357	77,681
W.R. Grace & Co.	762	41,773
Westlake Chemical Corp.	782	63,811
		1,395,260
Forest Products & Paper — 0.7%
International Paper Co.	6,185	307,518
Iron & Steel — 1.5%
Nucor Corp.	4,984	265,099
Reliance Steel & Aluminum Co.	1,452	173,877
Steel Dynamics, Inc.	4,642	171,151
		610,127
		2,312,905
Communications — 6.1%
Advertising — 1.0%
The Interpublic Group of Cos., Inc.	8,884	208,952
Omnicom Group, Inc.	3,231	201,517
		410,469
Internet — 0.8%
Expedia Group, Inc.	1,922	254,473
TripAdvisor, Inc. (a)	2,278	65,561
		320,034
Media — 3.1%
Discovery, Inc. Class A (a) (b)	3,581	107,752
Discovery, Inc. Class C (a)	7,457	195,299
DISH Network Corp. Class A (a)	3,592	116,165
Fox Corp. Class A	3,992	116,247
Fox Corp. Class B (a)	2,610	75,377
News Corp. Class A	6,078	109,222
News Corp. Class B	1,932	34,332
Nexstar Media Group, Inc. Class A	896	97,834
ViacomCBS, Inc. Class B	11,565	430,912
		1,283,140

	Number of Shares	Value
Telecommunications — 1.2%
CenturyLink, Inc.	16,908	$164,853
Ciena Corp. (a)	2,702	142,801
CommScope Holding Co., Inc. (a)	4,380	58,692
EchoStar Corp. Class A (a)	1,089	23,076
Switch, Inc. Class A	1,434	23,474
Telephone & Data Systems, Inc.	2,279	42,321
United States Cellular Corp. (a)	326	10,005
ViaSat, Inc. (a)	1,305	42,608
		507,830
		2,521,473
Consumer, Cyclical — 19.8%
Airlines — 3.1%
Alaska Air Group, Inc.	2,757	143,364
American Airlines Group, Inc. (b)	9,648	152,149
Copa Holdings SA Class A	710	54,833
Delta Air Lines, Inc.	8,552	343,876
JetBlue Airways Corp. (a)	6,247	90,831
Southwest Airlines Co.	4,590	213,940
United Airlines Holdings, Inc. (a)	6,620	286,315
		1,285,308
Apparel — 2.6%
Capri Holdings Ltd. (a)	3,263	137,046
Carter’s, Inc.	984	92,565
Columbia Sportswear Co.	337	29,447
Hanesbrands, Inc.	7,999	116,625
PVH Corp.	1,603	150,506
Ralph Lauren Corp.	1,101	114,218
Skechers U.S.A., Inc. Class A (a)	2,811	101,027
Tapestry, Inc.	6,329	196,705
Under Armour, Inc. Class A (a)	4,385	75,291
Under Armour, Inc. Class C (a)	4,295	63,910
		1,077,340
Auto Parts & Equipment — 1.3%
Allison Transmission Holdings, Inc.	2,601	112,181
BorgWarner, Inc.	4,738	183,076
Lear Corp.	1,365	217,076
		512,333
Distribution & Wholesale — 0.7%
LKQ Corp. (a)	5,669	199,775
Univar Solutions, Inc. (a)	3,888	73,911
		273,686
Entertainment — 0.2%
Lions Gate Entertainment Corp. Class A (a)	1,346	15,304
Lions Gate Entertainment Corp. Class B (a)	2,594	26,926

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Six Flags Entertainment Corp.	1,730	$58,993
		101,223
Food Services — 0.5%
Aramark	5,222	200,943
Home Builders — 1.1%
PulteGroup, Inc.	4,666	201,198
Thor Industries, Inc. (b)	1,292	120,143
Toll Brothers, Inc.	2,669	116,021
		437,362
Home Furnishing — 1.4%
Leggett & Platt, Inc.	3,039	134,628
Tempur Sealy International, Inc. (a)	6,829	184,383
Whirlpool Corp.	1,433	258,642
		577,653
Housewares — 0.6%
Newell Brands, Inc.	8,793	186,675
The Scotts Miracle-Gro Co.	363	72,288
		258,963
Leisure Time — 2.4%
Brunswick Corp.	689	52,529
Carnival Corp.	10,756	232,975
Harley-Davidson, Inc.	3,522	129,258
Norwegian Cruise Line Holdings Ltd. (a)	5,879	149,503
Polaris, Inc.	1,335	127,199
Royal Caribbean Cruises Ltd.	3,903	291,515
		982,979
Lodging — 1.3%
Extended Stay America, Inc.	4,011	59,403
Hyatt Hotels Corp. Class A	792	58,806
MGM Resorts International	10,731	338,134
Wyndham Destinations, Inc.	1,932	86,669
		543,012
Retail — 4.1%
Advance Auto Parts, Inc.	598	94,191
AutoNation, Inc. (a)	1,361	94,984
Casey’s General Stores, Inc.	654	116,818
Darden Restaurants, Inc.	1,395	166,172
Dick’s Sporting Goods, Inc.	1,433	80,549
Foot Locker, Inc.	2,395	96,854
The Gap, Inc.	4,237	85,545
Genuine Parts Co.	1,356	136,183
Kohl’s Corp.	3,561	144,897
L Brands, Inc.	5,245	195,062
MSC Industrial Direct Co., Inc. Class A	973	82,112
Nordstrom, Inc. (b)	2,540	79,273

	Number of Shares	Value
Nu Skin Enterprises, Inc. Class A	1,186	$64,791
Penske Automotive Group, Inc.	721	42,820
Qurate Retail, Inc.	8,770	96,207
Williams-Sonoma, Inc.	1,043	106,219
		1,682,677
Textiles — 0.5%
Mohawk Industries, Inc. (a)	1,324	186,618
		8,120,097
Consumer, Non-cyclical — 11.5%
Beverages — 0.4%
Molson Coors Beverage Co. Class B	3,853	174,117
Commercial Services — 3.6%
ADT, Inc.	2,124	16,673
AMERCO	161	73,088
Euronet Worldwide, Inc. (a)	687	99,560
FTI Consulting, Inc. (a)	292	32,622
Graham Holdings Co. Class B	94	50,138
H&R Block, Inc.	4,373	69,356
John Wiley & Sons, Inc. Class A	977	44,610
Macquarie Infrastructure Corp.	1,717	64,473
ManpowerGroup, Inc.	1,334	120,300
Nielsen Holdings PLC	4,694	97,964
Quanta Services, Inc.	3,125	225,063
Robert Half International, Inc.	2,100	131,208
Sabre Corp.	6,420	77,168
United Rentals, Inc. (a)	1,634	378,941
		1,481,164
Cosmetics & Personal Care — 0.1%
Coty, Inc. Class A	6,531	45,848
Foods — 1.6%
Flowers Foods, Inc.	2,032	45,984
Ingredion, Inc.	1,482	116,589
Pilgrim’s Pride Corp. (a)	1,195	23,434
Post Holdings, Inc. (a)	778	78,586
Seaboard Corp.	6	18,186
Sprouts Farmers Market, Inc. (a)	2,671	53,687
Tyson Foods, Inc. Class A	2,276	146,665
US Foods Holding Corp. (a)	5,037	167,783
		650,914
Health Care – Products — 0.3%
Envista Holdings Corp. (a)	3,678	124,059
Health Care – Services — 2.3%
Acadia Healthcare Co., Inc. (a)	2,031	102,078
DaVita, Inc. (a)	1,889	221,769
Encompass Health Corp.	1,678	138,754
Molina Healthcare, Inc. (a)	1,164	247,559

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Universal Health Services, Inc. Class B	1,682	$231,275
		941,435
Household Products & Wares — 0.2%
Spectrum Brands Holdings, Inc.	987	77,953
Pharmaceuticals — 3.0%
AmerisourceBergen Corp.	1,181	115,455
Cardinal Health, Inc.	6,693	358,477
Henry Schein, Inc. (a)	3,259	217,897
Herbalife Nutrition Ltd. (a)	1,155	55,498
Jazz Pharmaceuticals PLC (a)	1,207	199,215
Premier, Inc. Class A	1,254	44,015
Viatris, Inc. (a)	11,794	221,019
		1,211,576
		4,707,066
Energy — 5.0%
Oil & Gas — 3.5%
Apache Corp.	8,700	123,453
Cabot Oil & Gas Corp.	5,265	85,714
Cimarex Energy Co.	2,329	87,361
Continental Resources, Inc.	1,694	27,612
Devon Energy Corp.	8,782	138,843
Diamondback Energy, Inc.	3,614	174,918
EQT Corp.	6,164	78,344
Helmerich & Payne, Inc.	2,368	54,843
HollyFrontier Corp.	3,463	89,518
Marathon Oil Corp.	18,164	121,154
Murphy Oil Corp.	3,296	39,882
Occidental Petroleum Corp.	13,541	234,395
Parsley Energy, Inc. Class A	6,966	98,917
WPX Energy, Inc. (a)	9,360	76,284
		1,431,238
Oil & Gas Services — 0.7%
Baker Hughes Co.	5,767	120,242
Halliburton Co.	10,052	189,983
		310,225
Pipelines — 0.8%
Cheniere Energy, Inc. (a)	2,298	137,949
Equitrans Midstream Corp.	5,560	44,702
Targa Resources Corp.	5,291	139,577
		322,228
		2,063,691
Financial — 28.7%
Banks — 7.8%
Associated Banc-Corp.	3,435	58,567
Bank of Hawaii Corp.	554	42,447
Bank OZK	2,833	88,588

	Number of Shares	Value
Citizens Financial Group, Inc.	6,536	$233,727
Comerica, Inc.	3,187	178,026
Cullen/Frost Bankers, Inc.	783	68,301
East West Bancorp, Inc.	3,135	158,976
F.N.B. Corp.	7,307	69,417
Fifth Third Bancorp	6,588	181,631
First Citizens BancShares, Inc. Class A	150	86,141
First Hawaiian, Inc.	2,938	69,278
First Horizon Corp.	7,144	91,157
Huntington Bancshares, Inc.	16,352	206,526
KeyCorp	13,481	221,223
M&T Bank Corp.	1,088	138,502
PacWest Bancorp	2,645	67,183
Pinnacle Financial Partners, Inc.	1,705	109,802
Popular, Inc.	2,003	112,809
Regions Financial Corp.	13,860	223,423
Signature Bank	818	110,667
Synovus Financial Corp.	3,377	109,313
TCF Financial Corp.	2,194	81,222
Umpqua Holdings Corp.	3,186	48,236
Webster Financial Corp.	2,077	87,546
Western Alliance Bancorp	2,246	134,648
Wintrust Financial Corp.	1,326	81,005
Zions Bancorp NA	3,588	155,863
		3,214,224
Diversified Financial Services — 6.6%
Affiliated Managers Group, Inc.	1,082	110,039
Air Lease Corp.	2,459	109,229
Alliance Data Systems Corp.	1,076	79,732
Ally Financial, Inc.	8,521	303,859
Credit Acceptance Corp. (a) (b)	99	34,268
Discover Financial Services	3,888	351,981
Eaton Vance Corp.	1,848	125,535
Evercore, Inc. Class A	906	99,334
Franklin Resources, Inc.	1,923	48,056
Interactive Brokers Group, Inc. Class A	1,667	101,554
Invesco Ltd.	8,656	150,874
Jefferies Financial Group, Inc.	5,139	126,419
Lazard Ltd. Class A	2,333	98,686
LPL Financial Holdings, Inc.	1,510	157,372
OneMain Holdings, Inc.	1,514	72,914
Raymond James Financial, Inc.	1,108	106,002
Santander Consumer USA Holdings, Inc.	1,710	37,654
SLM Corp.	8,652	107,198
Synchrony Financial	10,147	352,202
The Western Union Co.	5,463	119,858
		2,692,766

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Insurance — 9.4%
Alleghany Corp.	240	$144,886
American Financial Group, Inc.	1,684	147,552
American National Group, Inc.	168	16,148
Arch Capital Group Ltd. (a)	4,548	164,046
Assurant, Inc.	1,359	185,123
Assured Guaranty Ltd.	925	29,128
Athene Holding Ltd. Class A (a)	2,667	115,054
Axis Capital Holdings Ltd.	1,921	96,799
Brighthouse Financial, Inc. (a)	2,284	82,692
Cincinnati Financial Corp.	2,734	238,870
CNA Financial Corp.	533	20,766
Everest Re Group Ltd.	866	202,722
Fidelity National Financial, Inc.	3,473	135,760
First American Financial Corp.	2,498	128,972
Globe Life, Inc.	1,319	125,252
The Hanover Insurance Group, Inc.	875	102,305
The Hartford Financial Services Group, Inc.	4,653	227,904
Kemper Corp.	1,425	109,483
Lincoln National Corp.	1,749	87,992
Loews Corp.	4,299	193,541
Markel Corp. (a)	116	119,863
Mercury General Corp.	618	32,266
MGIC Investment Corp.	7,819	98,128
Old Republic International Corp.	6,520	128,509
Primerica, Inc.	500	66,965
Principal Financial Group, Inc.	5,445	270,126
Reinsurance Group of America, Inc.	1,551	179,761
RenaissanceRe Holdings Ltd.	786	130,335
Unum Group	4,700	107,818
Voya Financial, Inc.	1,584	93,155
W.R. Berkley Corp.	981	65,158
White Mountains Insurance Group Ltd.	31	31,021
		3,878,100
Real Estate — 0.9%
CBRE Group, Inc. Class A (a)	2,478	155,420
The Howard Hughes Corp. (a)	279	22,022
Jones Lang LaSalle, Inc.	1,179	174,928
		352,370
Real Estate Investment Trusts (REITS) — 3.5%
AGNC Investment Corp.	5,395	84,162
Apartment Income Corp. (a)	1,142	43,864
Apartment Investment and Management Co. Class A	1,134	5,988
Apple Hospitality REIT, Inc.	4,751	61,335
Brandywine Realty Trust	1,948	23,201
Brixmor Property Group, Inc.	5,818	96,288

	Number of Shares	Value
Corporate Office Properties Trust	1,121	$29,236
Douglas Emmett, Inc.	1,200	35,016
Empire State Realty Trust, Inc. Class A	3,315	30,896
EPR Properties	1,487	48,328
Equity Commonwealth	985	26,871
Host Hotels & Resorts, Inc.	9,353	136,834
Iron Mountain, Inc. (b)	2,052	60,493
Kimco Realty Corp.	4,172	62,622
Lamar Advertising Co. Class A	547	45,521
New Residential Investment Corp.	3,292	32,722
Outfront Media, Inc.	3,258	63,726
Paramount Group, Inc.	1,746	15,784
Park Hotels & Resorts, Inc.	5,543	95,062
SL Green Realty Corp. (b)	1,201	71,556
Spirit Realty Capital, Inc.	1,044	41,937
Starwood Property Trust, Inc.	3,370	65,041
STORE Capital Corp.	1,552	52,737
Vornado Realty Trust	4,030	150,480
Weingarten Realty Investors	2,749	59,571
		1,439,271
Savings & Loans — 0.5%
New York Community Bancorp, Inc.	5,262	55,514
People’s United Financial, Inc.	4,623	59,776
Sterling Bancorp	4,494	80,802
		196,092
		11,772,823
Industrial — 14.3%
Aerospace & Defense — 1.1%
Hexcel Corp.	1,909	92,567
Howmet Aerospace, Inc.	9,017	257,345
Spirit AeroSystems Holdings, Inc. Class A	2,428	94,911
		444,823
Building Materials — 1.0%
Armstrong World Industries, Inc.	423	31,467
Eagle Materials, Inc.	556	56,351
MDU Resources Group, Inc.	4,597	121,085
Owens Corning	2,479	187,809
		396,712
Electrical Components & Equipment — 0.3%
Acuity Brands, Inc.	908	109,950
Energizer Holdings, Inc.	565	23,831
		133,781
Electronics — 2.1%
Arrow Electronics, Inc. (a)	1,785	173,680
Avnet, Inc.	2,279	80,016
Hubbell, Inc.	585	91,722

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Jabil, Inc.	3,377	$143,624
nVent Electric PLC	3,488	81,235
Sensata Technologies Holding PLC (a)	1,863	98,255
SYNNEX Corp.	966	78,671
Woodward, Inc.	870	105,731
		852,934
Engineering & Construction — 0.4%
AECOM (a)	3,504	174,429
Environmental Controls — 0.2%
Clean Harbors, Inc. (a)	1,124	85,536
Hand & Machine Tools — 0.8%
Lincoln Electric Holdings, Inc.	702	81,607
Regal Beloit Corp.	933	114,582
Snap-on, Inc.	733	125,446
		321,635
Machinery – Construction & Mining — 0.5%
Oshkosh Corp.	1,556	133,925
Vertiv Holdings Co.	4,627	86,386
		220,311
Machinery – Diversified — 1.5%
AGCO Corp.	1,413	145,666
Crane Co.	1,119	86,902
Curtiss-Wright Corp.	707	82,260
Flowserve Corp.	3,004	110,697
Gates Industrial Corp. PLC (a)	1,011	12,900
GrafTech International Ltd.	1,538	16,395
The Middleby Corp. (a)	1,267	163,342
		618,162
Metal Fabricate & Hardware — 0.5%
The Timken Co.	1,450	112,172
Valmont Industries, Inc.	486	85,016
		197,188
Miscellaneous - Manufacturing — 1.2%
Carlisle Cos., Inc.	747	116,667
ITT, Inc.	990	76,250
Textron, Inc.	5,200	251,316
Trinity Industries, Inc.	2,057	54,284
		498,517
Packaging & Containers — 2.8%
Berry Global Group, Inc. (a)	3,046	171,155
Crown Holdings, Inc. (a)	2,044	204,809
Graphic Packaging Holding Co.	6,421	108,772
Packaging Corp. of America	962	132,669
Sealed Air Corp.	2,577	118,001
Silgan Holdings, Inc.	1,782	66,076
Sonoco Products Co.	1,656	98,118

	Number of Shares	Value
WestRock Co.	5,857	$254,955
		1,154,555
Shipbuilding — 0.3%
Huntington Ingalls Industries, Inc.	587	100,072
Transportation — 1.6%
C.H. Robinson Worldwide, Inc.	1,286	120,717
Kirby Corp. (a)	1,373	71,162
Knight-Swift Transportation Holdings, Inc.	1,284	53,697
Landstar System, Inc.	548	73,794
Ryder System, Inc.	1,219	75,285
Schneider National, Inc. Class B	1,336	27,655
XPO Logistics, Inc. (a)	2,073	247,102
		669,412
		5,868,067
Technology — 5.1%
Computers — 3.4%
CACI International, Inc. Class A (a)	524	130,649
Dell Technologies C (a)	3,495	256,149
DXC Technology Co.	5,831	150,148
Hewlett Packard Enterprise Co.	29,409	348,497
NCR Corp. (a)	2,936	110,305
NetApp, Inc.	3,881	257,077
Science Applications International Corp.	1,327	125,587
		1,378,412
Office & Business Equipment — 0.2%
Xerox Holdings Corp.	4,189	97,143
Semiconductors — 0.7%
ON Semiconductor Corp. (a)	8,064	263,935
Software — 0.8%
CDK Global, Inc.	1,913	99,151
Change Healthcare, Inc. (a)	5,602	104,477
Concentrix Corp. (a)	961	94,851
Teradata Corp. (a)	1,796	40,356
		338,835
		2,078,325
Utilities — 3.8%
Electric — 3.1%
AES Corp.	15,070	354,145
CenterPoint Energy, Inc.	10,289	222,654
Hawaiian Electric Industries, Inc.	1,657	58,641
NRG Energy, Inc.	5,566	209,003
OGE Energy Corp.	2,022	64,421
PG&E Corp. (a)	12,175	151,701
Vistra Corp.	10,514	206,705
		1,267,270

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Gas — 0.7%
National Fuel Gas Co.	1,923	$79,093
NiSource, Inc.	3,585	82,240
UGI Corp.	3,836	134,106
		295,439
		1,562,709

TOTAL COMMON STOCK (Cost $38,709,523)		41,007,156

TOTAL EQUITIES (Cost $38,709,523)		41,007,156

MUTUAL FUNDS — 0.1%
Diversified Financial Services — 0.1%
State Street Navigator Securities Lending Prime Portfolio (c)	30,445	30,445

TOTAL MUTUAL FUNDS (Cost $30,445)		30,445

TOTAL LONG-TERM INVESTMENTS (Cost $38,739,968)		41,037,601
	Principal Amount
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/20, 0.000%, due 1/04/21 (d)	$274,992	274,992

TOTAL SHORT-TERM INVESTMENTS (Cost $274,992)		274,992

TOTAL INVESTMENTS — 100.7% (Cost $39,014,960) (e)		41,312,593

Other Assets/(Liabilities) — (0.7)%		(269,262)

NET ASSETS — 100.0%		$41,043,331

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2020, was $425,922 or 1.04% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $408,867 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $274,992. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 12/30/21, and an aggregate market value, including accrued interest, of $280,573.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
EQUITIES — 0.6%
COMMON STOCK — 0.6%
Energy — 0.6%
Oil & Gas — 0.6%
Fieldwood Energy LLC (a)	3,193	$—
Fieldwood Energy LLC (a)	13,011	—
Jupiter Resources, Inc. (a) (b) (c)	191,606	613,139
		613,139

TOTAL COMMON STOCK (Cost $1,318,416)		613,139

TOTAL EQUITIES (Cost $1,318,416)		613,139
	Principal Amount
BONDS & NOTES — 97.1%
BANK LOANS — 7.0%
Advertising — 0.4%
Clear Channel Outdoor Holdings, Inc., Term Loan B, 3 mo. LIBOR + 3.500%
3.714% VRN 8/21/26	$469,811	451,352
Entertainment — 0.3%
Delta 2 (LUX) S.A.R.L., 2018 USD Term Loan, 1 mo. LIBOR + 2.500%
3.500% VRN 2/01/24	259,676	256,524
Health Care - Services — 0.5%
Radiology Partners, Inc., 2018 1st Lien Term Loan B,
0.000% 7/09/25 (d)	471,000	462,465
Household Products & Wares — 0.4%
Kronos Acquisition Holdings, Inc., 2020 Term Loan B,
0.000% 12/17/26 (d)	403,224	402,720
Oil & Gas — 0.0%
Fieldwood Energy LLC, Exit 2nd Lien Term Loan,
0.000% 4/11/23 (e)	387,384	89
Packaging & Containers — 2.2%
BWAY Holding Co., 2017 Term Loan B, 3 mo. LIBOR + 3.250%
3.480% VRN 4/03/24	1,181,435	1,138,608
Consolidated Energy Finance, SA, Term Loan B, 1 mo. LIBOR + 2.500%
2.645% VRN 5/07/25	881,225	840,468

	Principal Amount	Value
Trident TPI Holdings, Inc., 2017 USD Term Loan B1, 3 mo. LIBOR + 3.000%
4.000% VRN 10/17/24	$161,306	$158,922
		2,137,998
Software — 3.2%
Banff Merger Sub, Inc., 2018 USD Term Loan B, 1 mo. LIBOR + 4.250%
4.397% VRN 10/02/25	858,454	853,913
Finastra USA, Inc.
USD 1st Lien Term Loan, 6 mo. LIBOR + 3.500%
4.500% VRN 6/13/24	917,056	897,284
USD 2nd Lien Term Loan, 6 mo. LIBOR + 7.250%
8.250% VRN 6/13/25	1,400,000	1,400,504
		3,151,701

TOTAL BANK LOANS (Cost $7,067,659)		6,862,849

CORPORATE DEBT — 90.1%
Advertising — 0.6%
Terrier Media Buyer, Inc.
8.875% 12/15/27 (f)	523,000	576,608
Aerospace & Defense — 2.6%
TransDigm, Inc.
6.250% 3/15/26 (f)	316,000	336,540
6.375% 6/15/26	154,000	159,390
8.000% 12/15/25 (f)	255,000	281,852
Triumph Group, Inc.
5.250% 6/01/22	305,000	290,512
6.250% 9/15/24 (f)	306,000	302,940
7.750% 8/15/25	1,243,000	1,135,791
		2,507,025
Airlines — 0.7%
American Airlines, Inc.
11.750% 7/15/25 (f)	379,000	437,082
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.500% 6/20/27 (f)	265,000	284,875
		721,957
Auto Manufacturers — 4.8%
Ford Motor Co.
7.450% 7/16/31	472,000	605,340
8.500% 4/21/23	312,000	351,159
9.000% 4/22/25	241,000	295,468

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
9.625% 4/22/30	$726,000	$1,024,567
Ford Motor Credit Co. LLC
3.087% 1/09/23	92,000	93,605
3.664% 9/08/24	200,000	205,250
4.125% 8/17/27	289,000	302,728
4.134% 8/04/25	200,000	209,750
4.542% 8/01/26	1,039,000	1,109,132
JB Poindexter & Co., Inc.
7.125% 4/15/26 (f)	435,000	460,013
		4,657,012
Auto Parts & Equipment — 0.9%
Adient Global Holdings Ltd.
4.875% 8/15/26 (f)	170,000	174,675
American Axle & Manufacturing, Inc.
6.500% 4/01/27	219,000	230,498
Clarios Global LP/Clarios US Finance Co.
8.500% 5/15/27 (f)	467,000	507,353
		912,526
Building Materials — 1.7%
Cornerstone Building Brands, Inc.
6.125% 1/15/29 (f)	171,000	181,688
CP Atlas Buyer, Inc.
7.000% 12/01/28 (f)	208,000	216,320
Forterra Finance LLC / FRTA Finance Corp.
6.500% 7/15/25 (f)	150,000	161,250
Griffon Corp.
5.750% 3/01/28	211,000	223,132
James Hardie International Finance DAC
4.750% 1/15/25 (f)	126,000	128,168
5.000% 1/15/28 (f)	322,000	342,019
PGT Innovations, Inc.
6.750% 8/01/26 (f)	368,000	391,460
		1,644,037
Chemicals — 1.9%
CF Industries, Inc.
4.950% 6/01/43	63,000	77,333
5.375% 3/15/44	240,000	303,781
Consolidated Energy Finance SA
6.875% 6/15/25 (f)	915,000	927,581
Ingevity Corp.
3.875% 11/01/28 (f)	203,000	204,522
Nouryon Holding BV
8.000% 10/01/26 (f)	141,000	149,813

	Principal Amount	Value
Valvoline, Inc.
4.375% 8/15/25	$157,000	$162,145
		1,825,175
Coal — 2.3%
Peabody Energy Corp.
6.000% 3/31/22 (f)	1,350,000	985,500
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.
7.500% 6/15/25 (f)	759,000	753,459
Warrior Met Coal, Inc.
8.000% 11/01/24 (f)	534,000	546,015
		2,284,974
Commercial Services — 0.9%
Prime Security Services Borrower LLC / Prime Finance, Inc.
6.250% 1/15/28 (f)	802,000	861,019
Computers — 2.3%
Banff Merger Sub, Inc.
9.750% 9/01/26 (f)	466,000	503,350
Dell International LLC/EMC Corp.
7.125% 6/15/24 (f)	904,000	937,561
Diebold Nixdorf, Inc.
9.375% 7/15/25 (f)	675,000	756,000
		2,196,911
Distribution & Wholesale — 2.0%
Core & Main Holdings LP
8.625% 9/15/24 (f)	155,000	158,488
Core & Main LP
6.125% 8/15/25 (f)	313,000	323,564
KAR Auction Services, Inc.
5.125% 6/01/25 (f)	475,000	488,789
Resideo Funding, Inc.
6.125% 11/01/26 (f)	666,000	700,965
Univar Solutions USA, Inc.
5.125% 12/01/27 (f)	254,000	268,287
		1,940,093
Diversified Financial Services — 3.5%
Alliance Data Systems Corp.
4.750% 12/15/24 (f)	767,000	774,670
7.000% 1/15/26 (f)	169,000	178,768
Global Aircraft Leasing Co. Ltd.
6.500% 9/15/24 (f)	1,395,301	1,245,306
LPL Holdings, Inc.
4.625% 11/15/27 (f)	346,000	358,110
5.750% 9/15/25 (f)	87,000	89,995
OneMain Finance Corp.
4.000% 9/15/30	169,000	175,356

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
5.375% 11/15/29	$552,000	$621,000
		3,443,205
Electric — 1.8%
FirstEnergy Corp.
2.250% 9/01/30	148,000	143,161
4.850% STEP 7/15/47	352,000	438,062
7.375% 11/15/31	48,000	68,446
PG&E Corp.
5.000% 7/01/28	567,000	603,855
Pike Corp.
5.500% 9/01/28 (f)	447,000	472,144
		1,725,668
Engineering & Construction — 0.4%
New Enterprise Stone & Lime Co., Inc.
9.750% 7/15/28 (f)	323,000	353,685
Entertainment — 2.4%
Banijay Entertainment SASU
5.375% 3/01/25 (f)	241,000	249,795
Caesars Entertainment, Inc.
8.125% 7/01/27 (f)	443,000	490,411
Caesars Resort Collection LLC/CRC Finco, Inc.
5.250% 10/15/25 (f)	266,000	268,817
CCM Merger, Inc.
6.375% 5/01/26 (f)	193,000	202,650
Cinemark USA, Inc.
5.125% 12/15/22	271,000	265,580
Live Nation Entertainment, Inc.
4.750% 10/15/27 (f)	407,000	417,142
Scientific Games International, Inc.
7.250% 11/15/29 (f)	187,000	205,233
8.250% 3/15/26 (f)	37,000	39,871
8.625% 7/01/25 (f)	147,000	160,965
		2,300,464
Foods — 4.6%
JBS USA LUX SA/JBS USA Finance, Inc.
6.750% 2/15/28 (f)	824,000	925,764
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
5.500% 1/15/30 (f)	826,000	948,876
6.500% 4/15/29 (f)	1,094,000	1,273,525
Kraft Heinz Foods Co.
3.750% 4/01/30 (f)	126,000	134,665
3.875% 5/15/27 (f)	250,000	269,340
4.250% 3/01/31 (f)	204,000	227,472
5.200% 7/15/45	178,000	211,652
6.500% 2/09/40	94,000	127,061

	Principal Amount	Value
6.875% 1/26/39	$206,000	$285,445
Simmons Foods, Inc.
7.750% 1/15/24 (f)	100,000	104,125
		4,507,925
Forest Products & Paper — 0.2%
Clearwater Paper Corp.
4.750% 8/15/28 (f)	230,000	238,050
Hand & Machine Tools — 0.7%
Apex Tool Group LLC/BC Mountain Finance, Inc.
9.000% 2/15/23 (f)	701,000	686,980
Health Care – Services — 3.1%
Centene Corp.
4.625% 12/15/29	918,000	1,019,173
Molina Healthcare, Inc.
3.875% 11/15/30 (f)	164,000	175,890
4.375% 6/15/28 (f)	200,000	210,500
Radiology Partners, Inc.
9.250% 2/01/28 (f)	300,000	336,750
RP Escrow Issuer LLC
5.250% 12/15/25 (f)	191,000	199,606
Tenet Healthcare Corp.
4.625% 7/15/24	400,000	410,008
4.625% 9/01/24 (f)	323,000	333,498
6.125% 10/01/28 (f)	350,000	364,693
		3,050,118
Home Builders — 2.7%
Brookfield Residential Properties, Inc.
6.375% 5/15/25 (f)	491,000	505,116
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp.
4.875% 2/15/30 (f)	261,000	269,809
Empire Communities Corp.
7.000% 12/15/25 (f)	123,000	129,625
M/I Homes, Inc.
4.950% 2/01/28	368,000	389,546
Mattamy Group Corp.
4.625% 3/01/30 (f)	668,000	708,080
STL Holding Co. LLC
7.500% 2/15/26 (f)	440,000	455,400
TRI Pointe Group, Inc.
5.700% 6/15/28	153,000	172,737
		2,630,313
Household Products & Wares — 0.2%
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.000% 12/31/27 (f)	180,000	188,464

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Insurance — 1.8%
Acrisure LLC/Acrisure Finance, Inc.
7.000% 11/15/25 (f)	$691,000	$719,366
8.125% 2/15/24 (f)	509,000	538,886
AssuredPartners, Inc.
5.625% 1/15/29 (f)	183,000	191,006
Highlands Holdings Bond Issuer Ltd. / Highlands Holdings Bond Co-Issuer, Inc.
7.625% 10/15/25 (f)	293,000	312,777
		1,762,035
Internet — 1.4%
Netflix, Inc.
4.875% 6/15/30 (f)	321,000	369,150
5.375% 11/15/29 (f)	523,000	616,486
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc.
10.750% 6/01/28 (f)	169,000	192,660
Uber Technologies, Inc.
6.250% 1/15/28 (f)	174,000	189,225
		1,367,521
Investment Companies — 0.1%
Icahn Enterprises LP/ Icahn Enterprises Finance Corp.
4.750% 9/15/24	141,000	146,464
Iron & Steel — 0.3%
Big River Steel LLC / BRS Finance Corp.
6.625% 1/31/29 (f)	254,000	274,320
Leisure Time — 1.2%
Carlson Travel, Inc.
6.750% 12/15/25 (f)	296,000	243,830
11.500% 12/15/26 (f)	994,257	539,384
NCL Corp. Ltd.
5.875% 3/15/26 (f)	358,000	376,552
		1,159,766
Lodging — 1.9%
Wyndham Destinations, Inc.
6.625% 7/31/26 (f)	213,000	243,885
Wyndham Hotels & Resorts, Inc.
4.375% 8/15/28 (f)	185,000	192,224
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.250% 5/15/27 (f)	385,000	396,839
5.500% 3/01/25 (f)	740,000	772,375
Wynn Macau Ltd.
5.125% 12/15/29 (f)	268,000	273,695
		1,879,018

	Principal Amount	Value
Machinery – Diversified — 0.5%
Clark Equipment Co.
5.875% 6/01/25 (f)	$321,000	$338,655
Welbilt, Inc.
9.500% 2/15/24	133,000	137,461
		476,116
Media — 5.9%
Altice Financing SA
5.000% 1/15/28 (f)	316,000	323,785
Block Communications, Inc.
4.875% 3/01/28 (f)	340,000	350,200
CCO Holdings LLC/CCO Holdings Capital Corp.
4.500% 8/15/30 (f)	452,000	479,685
4.750% 3/01/30 (f)	236,000	254,644
Clear Channel Worldwide Holdings, Inc.
5.125% 8/15/27 (f)	313,000	316,130
9.250% 2/15/24	402,000	407,025
CSC Holdings LLC
3.375% 2/15/31 (f)	500,000	490,625
DISH DBS Corp.
7.750% 7/01/26	217,000	243,042
DISH Network Corp.
3.375% 8/15/26	680,000	648,198
iHeartCommunications, Inc.
8.375% 5/01/27	482,000	514,516
LCPR Senior Secured Financing DAC
6.750% 10/15/27 (f)	314,000	337,942
Midcontinent Communications / Midcontinent Finance Corp.
5.375% 8/15/27 (f)	205,000	214,225
Nexstar Broadcasting, Inc.
4.750% 11/01/28 (f)	118,000	123,458
Townsquare Media, Inc.
6.500% 4/01/23 (f)	124,000	126,182
Virgin Media Finance PLC
5.000% 7/15/30 (f)	147,000	152,512
Virgin Media Secured Finance PLC
4.500% 8/15/30 (f)	280,000	292,600
Ziggo BV
5.500% 1/15/27 (f)	440,000	459,250
		5,734,019
Mining — 4.4%
Compass Minerals International, Inc.
4.875% 7/15/24 (f)	294,000	305,025
6.750% 12/01/27 (f)	192,000	207,840

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
First Quantum Minerals Ltd.
6.875% 10/15/27 (f)	$600,000	$651,000
7.250% 4/01/23 (f)	659,000	679,215
7.500% 4/01/25 (f)	647,000	673,689
Freeport-McMoRan, Inc.
4.125% 3/01/28	69,000	72,364
4.375% 8/01/28	359,000	381,437
4.625% 8/01/30	200,000	219,500
Hecla Mining Co.
7.250% 2/15/28	226,000	246,905
Hudbay Minerals, Inc.
6.125% 4/01/29 (f)	147,000	158,392
Kinross Gold Corp.
6.875% 9/01/41	476,000	654,629
Northwest Acquisitions ULC/Dominion Finco, Inc.
7.125% 11/01/22 (e) (f)	884,000	5,967
		4,255,963
Miscellaneous - Manufacturing — 0.8%
Gates Global LLC / Gates Corp.
6.250% 1/15/26 (f)	700,000	735,000
Oil & Gas — 8.3%
Antero Resources Corp.
8.375% 7/15/26 (f) (g)	156,000	159,228
Apache Corp.
4.750% 4/15/43	65,000	67,396
5.100% 9/01/40	130,000	138,612
5.350% 7/01/49	197,000	202,128
Continental Resources, Inc.
4.375% 1/15/28	168,000	172,234
5.750% 1/15/31 (f)	178,000	197,576
CVR Energy, Inc.
5.750% 2/15/28 (f)	1,323,000	1,253,542
Hilcorp Energy I LP / Hilcorp Finance Co.
5.000% 12/01/24 (f)	79,000	78,638
5.750% 10/01/25 (f)	43,000	43,484
6.250% 11/01/28 (f)	365,000	372,756
MEG Energy Corp.
7.125% 2/01/27 (f)	379,000	391,317
Nabors Industries Ltd.
7.250% 1/15/26 (f)	184,000	129,015
7.500% 1/15/28 (f)	119,000	81,479
Neptune Energy Bondco PLC
6.625% 5/15/25 (f)	594,000	587,626
Occidental Petroleum Corp.
2.700% 2/15/23	32,000	31,970
2.900% 8/15/24	93,000	89,513
3.500% 6/15/25	190,000	183,532

	Principal Amount	Value
4.200% 3/15/48	$31,000	$25,265
4.400% 4/15/46	198,000	172,550
4.400% 8/15/49	78,000	65,738
4.500% 7/15/44	81,000	68,648
5.875% 9/01/25	178,000	189,570
6.125% 1/01/31	210,000	224,742
6.200% 3/15/40	550,000	544,500
6.375% 9/01/28	182,000	192,010
6.450% 9/15/36	215,000	225,105
6.600% 3/15/46	352,000	357,166
6.950% 7/01/24	88,000	95,040
Ovintiv Exploration, Inc.
5.375% 1/01/26	88,000	94,437
5.625% 7/01/24	56,000	59,984
Ovintiv, Inc.
6.500% 8/15/34	108,000	125,068
6.500% 2/01/38	47,000	52,483
7.200% 11/01/31	29,000	34,322
7.375% 11/01/31	89,000	105,674
8.125% 9/15/30	84,000	102,576
Parkland Corp.
5.875% 7/15/27 (f)	247,000	267,064
PBF Holding Co. LLC / PBF Finance Corp.
6.000% 2/15/28	1,474,000	842,022
9.250% 5/15/25 (f)	82,000	80,844
		8,104,854
Oil & Gas Services — 0.7%
Welltec A/S
9.500% 12/01/22 (f)	683,000	635,190
Packaging & Containers — 1.2%
Mauser Packaging Solutions Holding Co.
7.250% 4/15/25 (f)	781,000	788,810
Trident TPI Holdings, Inc.
9.250% 8/01/24 (f)	386,000	411,090
		1,199,900
Pharmaceuticals — 2.0%
Bausch Health Americas, Inc.
8.500% 1/31/27 (f)	250,000	278,042
Bausch Health Cos., Inc.
5.000% 1/30/28 (f)	446,000	459,621
5.250% 1/30/30 (f)	320,000	336,000
6.125% 4/15/25 (f)	75,000	77,300
Endo DAC / Endo Finance LLC / Endo Finco, Inc.
6.000% 6/30/28 (f)	115,000	97,750

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Par Pharmaceutical, Inc.
7.500% 4/01/27 (f)	$629,000	$682,465
		1,931,178
Pipelines — 4.0%
Blue Racer Midstream LLC / Blue Racer Finance Corp.
7.625% 12/15/25 (f)	127,000	135,255
Buckeye Partners LP
5.850% 11/15/43	66,000	64,940
Cheniere Energy Partners LP
5.625% 10/01/26	325,000	338,000
DCP Midstream Operating LP
5.625% 7/15/27	216,000	239,760
6.450% 11/03/36 (f)	10,000	10,800
EnLink Midstream LLC
5.375% 6/01/29	173,000	168,243
EnLink Midstream Partners LP
4.850% 7/15/26	56,000	54,675
5.600% 4/01/44	257,000	206,243
EQM Midstream Partners LP
6.000% 7/01/25 (f)	182,000	199,290
6.500% 7/01/27 (f)	151,000	170,031
Genesis Energy LP/Genesis Energy Finance Corp.
6.500% 10/01/25	440,000	427,900
Harvest Midstream I LP
7.500% 9/01/28 (f)	228,000	242,535
PBF Logistics LP / PBF Logistics Finance Corp.
6.875% 5/15/23	400,000	383,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.875% 2/01/31 (f)	295,000	321,429
5.000% 1/15/28	33,000	34,833
5.500% 3/01/30	28,000	30,400
6.875% 1/15/29	61,000	68,701
Western Midstream Operating LP
5.050% STEP 2/01/30	145,000	162,372
5.300% 3/01/48	399,000	395,393
5.450% 4/01/44	202,000	204,277
		3,858,077
Real Estate Investment Trusts (REITS) — 3.2%
ESH Hospitality, Inc.
4.625% 10/01/27 (f)	388,000	397,700
Iron Mountain, Inc.
5.250% 7/15/30 (f)	303,000	327,240

	Principal Amount	Value
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer
5.875% 10/01/28 (f)	$108,000	$115,020
RHP Hotel Properties LP/RHP Finance Corp.
4.750% 10/15/27	425,000	439,875
5.000% 4/15/23	789,000	790,973
Service Properties Trust
3.950% 1/15/28	73,000	70,536
4.375% 2/15/30	115,000	112,125
4.950% 2/15/27	58,000	58,290
7.500% 9/15/25	467,000	538,133
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC
7.125% 12/15/24 (f)	45,000	45,450
7.875% 2/15/25 (f)	25,000	26,855
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC
8.250% 10/15/23	169,000	170,268
		3,092,465
Retail — 0.9%
LBM Acquisition LLC
6.250% 1/15/29 (f)	143,000	147,648
Penske Automotive Group, Inc.
3.500% 9/01/25	500,000	508,125
Staples, Inc.
7.500% 4/15/26 (f)	253,000	264,200
		919,973
Software — 3.4%
Avaya Holdings Corp., Convertible,
2.250% 6/15/23	335,000	348,957
BY Crown Parent LLC
7.375% 10/15/24 (f)	191,000	194,343
Solera LLC/ Solera Finance, Inc.
10.500% 3/01/24 (f)	465,000	481,856
Veritas US, Inc./Veritas Bermuda Ltd.
10.500% 2/01/24 (f)	2,296,000	2,330,440
		3,355,596
Storage & Warehousing — 1.1%
LBC Tank Terminals Holding Netherlands BV
6.875% 5/15/23 (f)	1,111,000	1,111,000
Telecommunications — 4.0%
Avaya, Inc.
6.125% 9/15/28 (f)	107,000	114,304
CenturyLink, Inc.
5.125% 12/15/26 (f)	526,000	555,435

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CommScope Technologies Finance LLC
6.000% 6/15/25 (f)	$196,000	$200,410
CommScope Technologies LLC
5.000% 3/15/27 (f)	174,000	171,390
CommScope, Inc.
7.125% 7/01/28 (f)	200,000	213,000
Consolidated Communications, Inc.
6.500% 10/01/28 (f)	391,000	418,370
Hughes Satellite Systems Corp.
6.625% 8/01/26	687,000	777,320
Sprint Capital Corp.
8.750% 3/15/32	126,000	199,505
Sprint Corp.
7.625% 3/01/26	386,000	479,101
Telecom Italia Capital
6.000% 9/30/34	150,000	182,714
ViaSat, Inc.
6.500% 7/15/28 (f)	387,000	418,815
Windstream Escrow LLC / Windstream Escrow Finance Corp.
7.750% 8/15/28 (f)	206,000	207,442
		3,937,806
Toys, Games & Hobbies — 0.6%
Mattel, Inc.
6.750% 12/31/25 (f)	305,000	321,918
5.875% 12/15/27 (f)	224,000	248,920
		570,838
Transportation — 2.1%
Kenan Advantage Group, Inc.
7.875% 7/31/23 (f)	1,700,000	1,700,000
XPO Logistics, Inc.
6.250% 5/01/25 (f)	350,000	376,649
		2,076,649

TOTAL CORPORATE DEBT (Cost $84,855,673)		87,835,957

TOTAL BONDS & NOTES (Cost $91,923,332)		94,698,806

TOTAL LONG-TERM INVESTMENTS (Cost $93,241,748)		95,311,945

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.9%
Repurchase Agreement — 1.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/20, 0.000%, due 1/04/21 (h)	$1,812,986	$1,812,986

TOTAL SHORT-TERM INVESTMENTS (Cost $1,812,986)		1,812,986

TOTAL INVESTMENTS — 99.6% (Cost $95,054,734) (i)		97,124,931

Other Assets/(Liabilities) — 0.4%		406,785

NET ASSETS — 100.0%		$97,531,716

Abbreviation Legend

STEP	Step Up Bond
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2020, these securities amounted to a value of $613,139 or 0.63% of net assets.

(c)	Investment was valued using significant unobservable inputs.
(d)	All or a portion of the security represents unsettled loan commitments at December 31, 2020 where the rate will be determined at time of settlement.
(e)

Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2020, these securities amounted to a value of $6,056 or 0.01% of net assets.

(f)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2020, the aggregate market value of these securities amounted to $60,536,809 or 62.07% of net assets.

(g)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(h)

Maturity value of $1,812,986. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 12/30/21, and an aggregate market value, including accrued interest, of $1,849,247.

(i)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

Country weightings, as a percentage of net assets, is as follows:

United States	81.8%
Canada	6.8%
Netherlands	1.8%
Luxembourg	1.7%
Cayman Islands	1.6%
United Kingdom	1.2%
Ireland	0.9%
Bermuda	0.9%
Denmark	0.7%
France	0.3%
Total Long-Term Investments	97.7%
Short-Term Investments and Other Assets and Liabilities	2.3%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments
December 31, 2020

	Principal Amount	Value
BONDS & NOTES — 77.9%
MUNICIPAL OBLIGATIONS — 0.0%
Louisiana State Public Facilities Authority, Revenue Bonds, Series 2011-A, Class A2, 3 mo. USD LIBOR
1.111% FRN 4/26/27	$17,519	$17,537

TOTAL MUNICIPAL OBLIGATIONS (Cost $17,519)		17,537

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 55.9%
Auto Floor Plan Asset-Backed Securities — 3.0%
Navistar Financial Dealer Note Master Owner Trust II
Series 2019-1, Class A, 1 mo. USD LIBOR + .640% 0.788% FRN 5/25/24 (a)	5,700,000	5,707,726
Series 2019-1, Class B, 1 mo. USD LIBOR + .750% 0.898% FRN 5/25/24 (a)	3,000,000	2,995,833
Series 2019-1, Class C, 1 mo. USD LIBOR + .950% 1.098% FRN 5/25/24 (a)	1,300,000	1,295,949
		9,999,508
Automobile Asset-Backed Securities — 8.4%
American Credit Acceptance Receivables Trust
Series 2019-1, Class C, 3.500% 4/14/25 (a)	1,300,000	1,320,872
Series 2018-3, Class C, 3.750% 10/15/24 (a)	1,608,456	1,615,963
AmeriCredit Automobile Receivables Trust, Series 2020-2, Class A2A
0.600% 12/18/23	3,220,444	3,226,322
Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class C
4.530% 3/20/23 (a)	388,000	391,904
CarMax Auto Owner Trust, Series 2017-2, Class D
3.390% 10/16/23	2,400,000	2,428,654
Chesapeake Funding II LLC, Series 2018-1A, Class A2, 1 mo. USD LIBOR + .450%
0.609% FRN 4/15/30 (a)	368,033	368,319
Drive Auto Receivables Trust, Series 2019-1, Class C
3.780% 4/15/25	963,000	981,769

	Principal Amount	Value
Exeter Automobile Receivables Trust
Series 2020-2A, Class A, 1.130% 8/15/23 (a)	$462,565	$463,846
Series 2019-1A, Class B, 3.450% 2/15/23 (a)	61,223	61,260
Flagship Credit Auto Trust
Series 2016-4, Class C, 2.710% 11/15/22 (a)	109,458	109,640
Series 2018-2, Class A, 2.970% 10/17/22 (a)	84,662	84,721
Hertz Fleet Lease Funding LP, Series 2018-1, Class A1, 1 mo. USD LIBOR + .500%
0.649% FRN 5/10/32 (a)	967,702	967,598
Hertz Vehicle Financing II LP
Series 2017-1A, Class B, 3.560% 10/25/21 (a)	2,530,000	2,525,113
Series 2019-2A, Class C, 4.260% 5/25/25 (a)	2,525,000	2,504,767
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A
3.430% 12/16/24 (a)	357,016	360,574
OSCAR US Funding XI LLC, Series 2019-2A, Class A2
2.490% 8/10/22 (a)	779,040	783,000
Santander Drive Auto Receivables Trust, Series 2020-2, Class A2A
0.620% 5/15/23	3,486,625	3,489,638
Tesla Auto Lease Trust, Series 2018-B, Class A
3.710% 8/20/21 (a)	3,277,514	3,297,566
World Omni Auto Receivables Trust, Series 2019-C, Class A2B, 1 mo. USD LIBOR + .230%
0.389% FRN 2/15/23	3,009,387	3,010,613
		27,992,139
Commercial Mortgage-Backed Securities — 3.7%
BHMS Mortgage Trust, Series 2018-ATLS, Class B, 1 mo. USD LIBOR + 1.500%
1.659% FRN 7/15/35 (a)	1,700,000	1,632,042
BX Commercial Mortgage Trust
Series 2020-BXLP, Class E, 1 mo. USD LIBOR + 1.600% 1.759% FRN 12/15/36 (a)	1,298,811	1,276,490
Series 2018-IND, Class E, 1 mo. USD LIBOR + 1.700% 1.859% FRN 11/15/35 (a)	1,582,000	1,577,597
Series 2019-XL, Class F, 1 mo. USD LIBOR + 2.000% 2.159% FRN 10/15/36 (a)	1,661,271	1,639,002

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, 1 mo. USD LIBOR + 1.750%
1.909% FRN 12/15/37 (a)	$308,865	$308,890
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D, 1 mo. USD LIBOR + 1.600%
1.759% FRN 5/15/36 (a)	4,000,000	3,960,039
DBJPM 17-C6 Mortgage Trust, Series 2017-C6, Class A1
1.907% 6/10/50	448,996	451,850
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2018-LAQ, Class A, 1 mo. USD LIBOR + 1.000%
1.159% FRN 6/15/32 (a)	1,097,564	1,083,896
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD LIBOR + 1.800%
1.959% FRN 5/15/36 (a)	476,000	473,666
		12,403,472
Home Equity Asset-Backed Securities — 1.2%
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE3, Class A4, 1 mo. USD LIBOR + .170%
0.318% FRN 3/25/36	115,180	114,690
Centex Home Equity Loan Trust 2005-D, Series 2005-D, Class M3, 1 mo. USD LIBOR + .720%
0.868% FRN 10/25/35	2,478,400	2,467,128
RASC Trust, Series 2005-EMX1, Class M1, 1 mo. USD LIBOR + .645%
0.793% FRN 3/25/35	1,419,247	1,405,729
		3,987,547
Other Asset-Backed Securities — 19.5%
321 Henderson Receivables I LLC Series 2006-1A, Class A1, 1 mo. USD LIBOR + .200%
0.359% FRN 3/15/41 (a)	199,933	197,326
Series 2006-2A, Class A1, 1 mo. USD LIBOR + .200%
0.359% FRN 6/15/41 (a)	892,767	864,644
321 Henderson Receivables LLC
Series 2006-3A, Class A1, 1 mo. USD LIBOR + .200% 0.359% FRN 9/15/41 (a)	101,202	99,177
Series 2006-4A, Class A1, 1 mo. USD LIBOR + .200% 0.359% FRN 12/15/41 (a)	112,554	111,590

	Principal Amount	Value
Series 2007-1A, Class A1, 1 mo. USD LIBOR + .200% 0.359% FRN 3/15/42 (a)	$520,439	$502,767
AASET Trust
Series 2017-1A, Class A, 3.967% 5/16/42 (a)	159,224	147,665
Series 2018-2A, Class A, 4.454% 11/18/38 (a)	1,581,830	1,494,386
Affirm Asset Securitization Trust
Series 2020-Z2, Class A, 1.900% 1/15/25 (a)	3,455,703	3,453,439
Series 2020-Z1, Class A, 3.460% 10/15/24 (a)	2,360,770	2,356,857
AIMCO CLO, Series 2015-AA, Class AR, 3 mo. USD LIBOR + .850%
1.087% FRN 1/15/28 (a)	2,273,533	2,268,756
Arbor Realty Commercial Real Estate Notes, Series 2018-FL1, Class A, 1 mo. USD LIBOR + 1.150%
1.309% FRN 6/15/28 (a)	780,000	771,751
Avant Loans Funding Trust, Series 2019-B, Class A
2.720% 10/15/26 (a)	505,079	506,596
Avery Point IV CLO Ltd., Series 2014-1A, Class AR, 3 mo. USD LIBOR + 1.100%
1.315% FRN 4/25/26 (a)	252,689	252,723
BCC Funding XIV LLC, Series 2018-1A, Class A2
2.960% 6/20/23 (a)	27,190	27,197
Carlyle Global Market Strategies CLO Ltd., Series 2013-2A, Class AR, 3 mo. USD LIBOR + .890%
1.108% FRN 1/18/29 (a)	1,997,380	1,985,967
CCG Receivables Trust, Series 2018-2, Class A2
3.090% 12/15/25 (a)	260,318	262,791
Elara HGV Timeshare Issuer LLC, Series 2014-A, Class B,
3.020% VRN 2/25/27 (a) (b)	89,164	89,069
FCI Funding LLC, Series 2019-1A, Class A
3.630% 2/18/31 (a)	148,174	150,474
First Franklin Mortgage Loan Trust, Series 2005-FF9, Class A4, 1 mo. USD LIBOR + .720%
0.868% FRN 10/25/35	1,079,267	1,073,118
KREF Ltd.
Series 2018-FL1, Class A, 1 mo. USD LIBOR + 1.100% 1.253% FRN 6/15/36 (a)	3,980,000	3,973,255

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2018-FL1, Class AS, 1 mo. USD LIBOR + 1.350% 1.503% FRN 6/15/36 (a)	$2,000,000	$1,995,086
Series 2018-FL1, Class D, 1 mo. USD LIBOR + 2.550% 2.703% FRN 6/15/36 (a)	2,450,000	2,390,241
LCM Ltd., Series 19A, Class AR, 3 mo. USD LIBOR + 1.240%
1.477% FRN 7/15/27 (a)	1,228,375	1,228,448
Lendmark Funding Trust, Series 2018-1A, Class A
3.810% 12/21/26 (a)	630,000	637,755
Marlette Funding Trust
Series 2019-4A, Class A, 2.390% 12/17/29 (a)	2,911,873	2,934,770
Series 2019-3A, Class A, 2.690% 9/17/29 (a)	1,680,673	1,692,544
Series 2019-2A, Class A, 3.130% 7/16/29 (a)	2,528,095	2,549,632
Series 2019-1A, Class A, 3.440% 4/16/29 (a)	3,501,589	3,526,915
Series 2019-2A, Class B, 3.530% 7/16/29 (a)	385,000	393,638
Series 2018-1A, Class C, 3.690% 3/15/28 (a)	1,259,322	1,262,084
Series 2018-3A, Class B, 3.860% 9/15/28 (a)	1,505,315	1,510,261
MVW Owner Trust, Series 2017-1A, Class A
2.420% 12/20/34 (a)	66,234	67,471
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class AR, 3 mo. USD LIBOR + .800%
1.037% FRN 1/15/28 (a)	2,185,361	2,179,321
NP SPE II LLC, Series 2019-1A, Class A1
2.574% 9/20/49 (a)	329,358	329,445
NRZ Advance Receivables Trust 2015-ON1, Series 2020-T3, Class CT3
1.814% 10/15/52 (a)	894,000	893,999
OCP CLO Ltd., Series 2015-10A, Class A1R, 3 mo. USD LIBOR + .820%
1.035% FRN 10/26/27 (a)	1,431,406	1,428,221
Orange Lake Timeshare Trust, Series 2016-A, Class A
2.610% 3/08/29 (a)	157,611	158,636
PFS Financing Corp.
Series 2019-B, Class A, 1 mo. USD LIBOR + .550% 0.709% FRN 9/15/23 (a)	400,000	400,356

	Principal Amount	Value
Series 2019-B, Class B, 1 mo. USD LIBOR + .800% 0.959% FRN 9/15/23 (a)	$900,000	$897,490
Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2I
4.262% 9/05/48 (a)	2,346,000	2,356,321
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 1 mo. USD LIBOR + 2.850%
2.998% FRN 2/25/23 (a)	440,000	432,562
Saxon Asset Securities Trust, Series 2006-2, Class A3C, 1 mo. USD LIBOR + .150%
0.298% FRN 9/25/36	875,716	873,878
SCF Equipment Leasing LLC, Series 2020-1A, Class A2
0.680% 10/20/25 (a)	1,579,000	1,582,286
Sierra Receivables Funding LLC
Series 2019-3A, Class C, 3.000% 8/20/36 (a)	2,032,376	2,040,531
Series 2019-1A, Class C, 3.770% 1/20/36 (a)	441,916	443,588
Series 2019-3A, Class D, 4.180% 8/20/36 (a)	520,403	521,732
Series 2019-1A, Class D, 4.750% 1/20/36 (a)	399,829	402,543
SoFi Consumer Loan Program Trust
Series 2017-4, Class A, 2.500% 5/26/26 (a)	125,253	125,745
Series 2017-6, Class A2, 2.820% 11/25/26 (a)	149,118	149,731
Series 2016-1A, Class A, 3.260% 8/25/25 (a)	195,336	196,535
SoFi Consumer Loan Program LLC, Series 2016-2A, Class B,
4.770% VRN 10/27/25 (a) (b)	1,458,623	1,466,168
Structured Asset Investment Loan Trust, Series 2005-2, Class M2, 1 mo. USD LIBOR + .735%
0.883% FRN 3/25/35	1,844,819	1,829,897
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-GEL1, Class M2, 1 mo. USD LIBOR + 1.200%
1.348% FRN 11/25/35 (a)	994,223	948,615
TLF National Tax Lien Trust, Series 2017-1A, Class A
3.090% 12/15/29 (a)	375,264	377,804
Trip Rail Master Funding LLC, Series 2017-1A, Class A1
2.709% 8/15/47 (a)	63,981	64,062

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Upstart Securitization Trust, Series 2020-3, Class A
1.702% 11/20/30 (a)	$3,511,887	$3,507,697
Verizon Owner Trust., Series 2018-1A, Class A1A
2.820% 9/20/22 (a)	431,214	432,931
Westgate Resorts LLC
Series 2017-1A, Class A, 3.050% 12/20/30 (a)	199,040	201,190
Series 2018-1A, Class A, 3.380% 12/20/31 (a)	312,670	317,664
		65,337,341
Student Loans Asset-Backed Securities — 11.8%
Brazos Higher Education Authority, Inc.
Series 2006-2, Class A10, 3 mo. USD LIBOR + .120% 0.371% FRN 6/25/26	915,457	906,162
Series 2006-2, Class B2, 1.659% 6/25/42	1,200,000	1,188,325
Chase Education Loan Trust, Series 2007-A, Class A4, 3 mo. USD LIBOR + .100%
0.351% FRN 6/28/39	3,141,109	2,985,943
College Loan Corp. Trust I, Series 2005-2, Class B, 3 mo. USD LIBOR + .490%
0.727% FRN 1/15/37	400,483	360,082
Commonbond Student Loan Trust, Series 2018-CGS, Class C
4.350% 2/25/46 (a)	33,490	33,562
DRB Prime Student Loan Trust
Series 2016-R, Class A1, 1 mo. USD LIBOR + 1.900% 2.045% FRN 10/25/44 (a)	516,457	519,281
Series 2016-A, Class A1, 1 mo. USD LIBOR + 2.000% 2.148% FRN 4/25/40 (a)	148,571	147,062
Earnest Student Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 2.050%
2.200% FRN 2/26/35 (a)	122,046	115,466
ECMC Group Student Loan Trust
Series 2017-1A, Class A, 1 mo. USD LIBOR + 1.200% 1.348% FRN 12/27/66 (a)	1,311,177	1,316,853
Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350% 1.498% FRN 7/26/66 (a)	876,951	889,407
EdLinc Student Loan Funding Trust, Series 2017-A, Class A, PRIME - 1.150%
3.600% FRN 12/01/47 (a)	575,960	569,549

	Principal Amount	Value
Edsouth Indenture
No.9 LLC, Series 2015-1, Class A, 1 mo. USD LIBOR + .800% 0.948% FRN 10/25/56 (a)	$341,525	$338,769
No.10 LLC, Series 2015-2, Class B, 1 mo. USD LIBOR + 1.500% 1.648% FRN 12/25/58 (a)	1,000,000	985,534
ELFI Graduate Loan Program LLC, Series 2018-A, Class A1, 1 mo. USD LIBOR + .750%
0.898% FRN 8/25/42 (a)	367,428	364,839
Goal Capital Funding Trust, Series 2010-1, Class A, 3 mo. USD LIBOR + .700%
0.907% FRN 8/25/48 (a)	236,321	233,535
JP Morgan Student Loan Trust, Series 2007-A, Class B, 3 mo. USD LIBOR + .350%
0.572% FRN 6/28/39 (a)	450,074	406,085
KeyCorp Student Loan Trust
Series 2000-A, Class A2, 3 mo. USD LIBOR + .320% 0.527% FRN 5/25/29	8,314	8,315
Series 2005-A, Class 2B, 3 mo. USD LIBOR + .730% 0.981% FRN 9/27/38	1,398,031	1,393,889
Laurel Road Prime Student Loan Trust, Series 2019-A, Class A1FX
2.340% 10/25/48 (a)	466,284	457,248
Navient Student Loan Trust
Series 2017-3A, Class A2, 1 mo. USD LIBOR + .600% 0.748% FRN 7/26/66 (a)	684,193	683,508
Series 2018-1A, Class A3, 1 mo. USD LIBOR + .720% 0.868% FRN 3/25/67 (a)	1,120,000	1,109,686
Series 2016-3A, Class A2, 1 mo. USD LIBOR + .850% 0.998% FRN 6/25/65 (a)	7,551	7,553
Series 2017-1A, Class A3, 1 mo. USD LIBOR + 1.150% 1.298% FRN 7/26/66 (a)	410,000	417,707
Series 2015-AA, Class A2B, 1 mo. USD LIBOR + 1.200% 1.359% FRN 12/15/28 (a)	304,296	304,845
Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250% 1.398% FRN 6/25/65 (a)	1,944,010	1,961,526
Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300% 1.448% FRN 3/25/66 (a)	2,200,000	2,216,453
Series 2019-3A, Class B, 1 mo. USD LIBOR + 1.550% 1.698% FRN 7/25/68 (a)	2,900,000	2,899,966

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nelnet Private Education Loan Trust, Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750%
1.898% FRN 12/26/40 (a)	$210,264	$211,209
Nelnet Student Loan Trust
Series 2005-2, Class B, 3 mo. USD LIBOR + .170% 0.406% FRN 3/23/37	854,830	729,101
Series 2006-2, Class B, 3 mo. USD LIBOR + .200% 0.415% FRN 1/25/38	633,948	541,918
Series 2006-3, Class B, 3 mo. USD LIBOR + .250% 0.501% FRN 6/25/41	295,057	254,923
Series 2004-3, Class B, 3 mo. USD LIBOR + .350% 0.565% FRN 10/25/40	997,579	900,910
Series 2014-2A, Class B, 1 mo. USD LIBOR + 1.500% 1.648% FRN 6/25/41 (a)	375,000	355,939
SLC Student Loan Trust
Series 2006-2, Class B, 3 mo. USD LIBOR + .230% 0.447% FRN 12/15/39	1,108,726	990,188
Series 2005-2, Class B, 3 mo. USD LIBOR + .280% 0.497% FRN 3/15/40	1,676,209	1,464,889
SLM Private Credit Student Loan Trust, Series 2004-B, Class B, 3 mo. USD LIBOR + .470%
0.687% FRN 9/15/33	203,401	203,159
SLM Student Loan Trust
Series 2005-5, Class A4, 3 mo. USD LIBOR + .140% 0.355% FRN 10/25/28	311,693	309,819
Series 2006-4, Class B, 3 mo. USD LIBOR + .200% 0.415% FRN 1/25/70	329,280	293,893
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 0.425% FRN 10/25/40	349,440	312,384
Series 2006-2, Class B, 3 mo. USD LIBOR + .220% 0.435% FRN 1/25/41	386,610	341,762
Series 2003-14, Class A6, 3 mo. USD LIBOR + .300% 0.515% FRN 7/25/25	210,065	208,900
Series 2005-8, Class B, 3 mo. USD LIBOR + .310% 0.525% FRN 1/25/55	348,716	322,754
Series 2004-8, Class B, 3 mo. USD LIBOR + .460% 0.675% FRN 1/25/40	385,228	347,712

	Principal Amount	Value
Series 2004-3, Class B, 3 mo. USD LIBOR + .470% 0.685% FRN 10/25/64	$266,731	$248,114
Series 2003-11, Class B, 3 mo. USD LIBOR + .650% 0.867% FRN 12/15/38	391,173	358,971
SMB Private Education Loan Trust
Series 2019-B, Class A1, 1 mo. USD LIBOR + .350% 0.509% FRN 7/15/26 (a)	71,500	71,475
Series 2018-B, Class A2B, 1 mo. USD LIBOR + .720% 0.879% FRN 1/15/37 (a)	1,244,862	1,243,758
Series 2019-A, Class A2B, 1 mo. USD LIBOR + .870% 1.029% FRN 7/15/36 (a)	1,586,405	1,579,677
Series 2014-A, Class A2B, 1 mo. USD LIBOR + 1.150% 1.309% FRN 5/15/26 (a)	503,585	504,455
Series 2014-A, Class A2A, 3.050% 5/15/26 (a)	113,027	114,037
SoFi Alternative Trust, Series 2019-C, Class PT,
4.974% VRN 1/25/45 (a) (b)	1,434,685	1,547,602
SoFi Professional Loan Program LLC
Series 2017-A, Class A1, 1 mo. USD LIBOR + .700% 0.848% FRN 3/26/40 (a)	203,413	203,209
Series 2016-A, Class A1, 1 mo. USD LIBOR + 1.750% 1.898% FRN 8/25/36 (a)	194,733	196,074
Series 2019-C, Class A1FX, 2.130% 11/16/48 (a)	810,292	814,548
Series 2016-B, Class A2B, 2.740% 10/25/32 (a)	1,798,389	1,824,256
		39,316,786
Whole Loan Collateral Collateralized Mortgage Obligations — 8.3%
Angel Oak Mortgage Trust, Series 2018-3, Class A3,
3.238% VRN 5/25/59 (a) (b)	996,176	1,008,709
Banc of America Funding, Series 2006-G, Class 2A1, 1 mo. USD LIBOR + .440%
0.592% FRN 7/20/36	995,256	986,663
BRAVO Residential Funding Trust, Series 2019-NQM1, Class A1,
2.666% VRN 7/25/59 (a) (b)	5,825,344	5,972,827
CIM Trust, Series 2019-INV3, Class A11, 1 mo. USD LIBOR + 1.000%
1.100% FRN 8/25/49 (a)	2,778,168	2,783,744

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Citigroup Mortgage Loan Trust, Series 2019-IMC1, Class A3,
3.030% VRN 7/25/49 (a) (b)	$854,683	$872,167
Deephaven Residential Mortgage Trust
Series 2018-1A, Class A2, 3.027% VRN 12/25/57 (a) (b)	206,346	207,898
Series 2018-2A, Class A1, 3.479% VRN 4/25/58 (a) (b)	716,615	726,495
Series 2018-4A, Class A3, 4.285% VRN 10/25/58 (a) (b)	1,284,010	1,285,042
HomeBanc Mortgage Trust, Series 2005-3, Class A1, 1 mo. USD LIBOR + .480%
0.628% FRN 7/25/35	1,438,679	1,430,701
JP Morgan Mortgage Trust
Series 2018-1, Class A5, 3.500% VRN 6/25/48 (a) (b)	125,938	127,104
Series 2018-3, Class A5, 3.500% VRN 9/25/48 (a) (b)	287,085	290,321
Series 2017-6, Class A5, 3.500% VRN 12/25/48 (a) (b)	166,391	167,793
New Residential Mortgage Loan Trust, Series 2019-NQM1, Class A3,
3.928% VRN 1/25/49 (a) (b)	866,104	883,171
Onslow Bay Financial LLC, Series 2020-EXP1, Class 2A2, 1 mo. USD LIBOR + .950%
1.098% FRN 2/25/60 (a)	1,448,924	1,451,169
Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates, Series 2005-4, Class 1APT, 1 mo. USD LIBOR + .620%
0.768% FRN 11/25/35	755,375	732,982
PSMC Trust, Series 2018-1, Class A3,
3.500% VRN 2/25/48 (a) (b)	154,938	155,958
Sequoia Mortgage Trust
Series 2018-3, Class A4, 3.500% VRN 3/25/48 (a) (b)	184,734	186,272
Series 2018-CH1, Class A10, 4.000% VRN 2/25/48 (a) (b)	149,270	150,303
Series 2018-CH2, Class A12, 4.000% VRN 6/25/48 (a) (b)	490,454	495,358
Series 2018-CH3, Class A11, 4.000% VRN 8/25/48 (a) (b)	92,169	92,498
Starwood Mortgage Residential Trust, Series 2019-INV1, Class A3,
2.916% VRN 9/27/49 (a) (b)	919,707	944,042
Verus Securitization Trust
Series 2019-INV2, Class A3, 3.219% VRN 7/25/59 (a) (b)	894,965	921,096
Series 2019-1, Class A1, 3.836% VRN 2/25/59 (a) (b)	1,605,010	1,627,563

	Principal Amount	Value
Series 2019-1, Class A3, 4.040% VRN 2/25/59 (a) (b)	$4,257,297	$4,350,772
		27,850,648

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $186,587,155)		186,887,441

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 3.9%
Pass-Through Securities — 0.1%
Federal Home Loan Mortgage Corp. Pool #1Q0239, 1 year CMT + 2.212% 3.235% 3/01/37	170,798	180,433
Whole Loans — 3.8%
Federal Home Loan Mortgage Corp. REMICS
Series 2020-DNA6, Class M1, SOFR + 0.900% 0.977% FRN 12/25/50 (a)	1,728,000	1,727,995
Series 2020-DNA5, Class M1, SOFR + 1.300% 1.382% FRN 10/25/50 (a)	1,645,000	1,649,203
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2020-DNA3, Class M1, 1 mo. USD LIBOR + 1.500% 1.648% FRN 6/25/50 (a)	3,332,219	3,336,697
Series 2020-DNA4, Class M1, 1 mo. USD LIBOR + 1.500% 1.648% FRN 8/25/50 (a)	3,967,458	3,978,342
Series 2020-DNA5, Class M2, SOFR30A + 2.800% 2.882% FRN 10/25/50 (a)	504,000	509,364
Series 2020-DNA3, Class M2, 1 mo. USD LIBOR + 3.000% 3.148% FRN 6/25/50 (a)	1,100,000	1,105,982
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2019-R03, Class 1M2, 1 mo. USD LIBOR + 2.150%
2.298% FRN 9/25/31 (a)	666,248	663,991
		12,971,574

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $13,132,692)		13,152,007

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 18.1%
U.S. Treasury Bonds & Notes — 18.1%
U.S. Treasury Inflation Index
0.125% 10/15/24	$2,537,225	$2,720,315
0.125% 4/15/25	604,842	650,646
0.125% 10/15/25	903,168	981,972
0.125% 7/15/26	1,249,234	1,373,750
0.125% 1/15/30	3,643,380	4,063,982
0.125% 7/15/30	4,062,280	4,556,524
0.250% 1/15/25	3,765,274	4,062,770
0.250% 7/15/29	3,410,158	3,859,961
0.250% 2/15/50	2,557,295	3,046,411
0.375% 7/15/25 (c)	2,876,760	3,159,454
0.375% 7/15/27	53,223	59,875
0.500% 4/15/24	2,787,534	2,987,888
0.500% 1/15/28	1,345,916	1,526,002
0.625% 4/15/23	2,148,974	2,262,718
0.625% 1/15/24	1,339,140	1,437,187
0.625% 1/15/26	904,083	1,009,100
0.625% 2/15/43	453,016	564,494
0.750% 7/15/28	1,841,243	2,141,236
0.750% 2/15/42	1,094,723	1,392,921
0.750% 2/15/45	1,161,038	1,496,665
0.875% 1/15/29	2,062,440	2,423,582
0.875% 2/15/47	539,340	724,808
1.000% 2/15/48	844,728	1,175,437
1.375% 2/15/44	1,899,325	2,734,063
2.125% 2/15/41	772,863	1,211,694
2.375% 1/15/25	2,831,809	3,308,865
2.500% 1/15/29	727,668	955,794
3.375% 4/15/32	366,740	558,615
3.625% 4/15/28	724,455	995,956
3.875% 4/15/29	2,217,474	3,194,808
		60,637,493

TOTAL U.S. TREASURY OBLIGATIONS (Cost $57,517,619)		60,637,493

TOTAL BONDS & NOTES (Cost $257,254,985)		260,694,478

TOTAL PURCHASED OPTIONS (#) — 0.4% (Cost $1,845,236)		1,199,703

TOTAL LONG-TERM INVESTMENTS (Cost $259,100,221)		261,894,181

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 18.6%
Commercial Paper — 17.1%
American Electric Power, Inc.
0.213% 1/25/21 (a)	$4,000,000	$3,999,436
American Honda Finance Corp.
0.284% 2/05/21	4,000,000	3,998,752
CenterPoint Energy, Inc.
0.233% 1/08/21 (a)	3,000,000	2,999,925
Duke Energy Corp.
0.223% 1/05/21 (a)	2,000,000	1,999,975
Fidelity National Information Services, Inc.
0.304% 1/06/21 (a)	2,000,000	1,999,957
Intercontinental Exchange, Inc.
0.284% 3/01/21 (a) (d)	3,000,000	2,998,179
0.355% 4/05/21 (a) (d)	1,000,000	998,952
National Grid Holdings
0.304% 2/18/21 (a)	4,000,000	3,998,666
NiSource, Inc.
0.243% 1/19/21 (a)	2,000,000	1,999,807
Public Service Enterprise Group, Inc.
0.254% 1/20/21 (a)	4,000,000	3,999,584
Schlumberger Holdings Corp.
0.254% 1/11/21 (a)	1,000,000	999,985
Suncor Energy, Inc.
0.233% 1/06/21 (a)	4,000,000	3,999,900
Telus Corp.
0.162% 2/04/21 (a)	4,000,000	3,999,117
Transcanada Pipelines Ltd.
0.304% 1/14/21 (a)	2,000,000	1,999,870
0.325% 1/14/21	1,000,000	999,935
Vodafone Group PLC
0.325% 1/07/21 (a)	2,000,000	1,999,942
0.355% 1/04/21 (a)	2,000,000	1,999,967
Volkswagen Credit, Inc.
0.254% 1/19/21 (a)	4,000,000	3,999,614
Walgreens Boots Alliance, Inc.
0.274% 1/08/21 (a)	1,000,000	999,948
0.304% 2/19/21 (a)	2,000,000	1,999,075
Waste Management, Inc.
0.356% 7/01/21 (a)	5,000,000	4,991,963
		56,982,549

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Repurchase Agreement — 1.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/20, 0.000%, due 1/04/21 (e)	$4,836,327	$4,836,327

TOTAL SHORT-TERM INVESTMENTS (Cost $61,818,287)		61,818,876

TOTAL INVESTMENTS — 96.9% (Cost $320,918,508) (f)		323,713,057

Other Assets/(Liabilities) — 3.1%		10,493,781

NET ASSETS — 100.0%		$334,206,838

Abbreviation Legend

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
REMICS	Real Estate Mortgage Investment Conduits
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2020, the aggregate market value of these securities amounted to $212,667,132 or 63.63% of net assets.

(b)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2020.

(c)	A portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2020, these securities amounted to a value of $3,997,131 or 1.20% of net assets.

(e)

Maturity value of $4,836,327. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 12/30/21, and an aggregate market value, including accrued interest, of $4,933,056.

(f)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	72.6%
Cayman Islands	5.5%
Japan	0.2%
Total Long-Term Investments	78.3%
Short-Term Investments and Other Assets and Liabilities	21.7%
Net Assets	100.0%

(#) Interest Rate Swaptions Purchased

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount		Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	3-Month USD LIBOR BBA	Quarterly	2.44%	Semi-Annually	USD	1,967,000	$197,093	$98,334	$98,759

Put
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	2.94%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	22,880,000	$673,130	$1,143,841	$(470,711)
10-Year Interest Rate Swap, 2/02/43	Credit Suisse International*	1/31/33	3.11%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	12,590,000	329,480	603,061	(273,581)
									1,002,610	1,746,902	(744,292)
									$1,199,703	$1,845,236	$(645,533)

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Long Bond	3/22/21	38	$6,619,888	$(38,763)
U.S. Treasury Note 2 Year	3/31/21	3	662,353	577
U.S. Treasury Note 5 Year	3/31/21	50	6,296,281	11,922
				$(26,264)
Short
U.S. Treasury Ultra 10 Year	3/22/21	40	$(6,278,684)	$24,309
U.S. Treasury Ultra Bond	3/22/21	21	(4,537,065)	52,252
				$76,561

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Counterparty	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
1.978%	Maturity	U.S. Consumer Price Index	Maturity	Bank of America N.A.*	12/24/22	USD	10,000,000	$18,155	$—	$18,155
1.833%	Maturity	U.S. Consumer Price Index	Maturity	Goldman Sachs & Co.*	8/28/23	USD	500,000	6,893	—	6,893
1.880%	Maturity	U.S. Consumer Price Index	Maturity	Goldman Sachs & Co.*	8/28/25	USD	2,000,000	35,840	—	35,840
1.643%	Maturity	U.S. Consumer Price Index	Maturity	Goldman Sachs International*	12/09/21	USD	3,500,000	(4,270)	—	(4,270)
1.180%	Maturity	U.S. Consumer Price Index	Maturity	Goldman Sachs International*	6/22/22	USD	3,000,000	66,248	—	66,248
2.000%	Maturity	U.S. Consumer Price Index	Maturity	JP Morgan Chase Bank N.A.*	12/24/23	USD	4,000,000	8,731	—	8,731
								$131,597	$—	$131,597

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

OTC Total Return Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Counterparty	Termination Date	No. of Contracts/ Notional	Value	Upfront Premium Received (Paid)/ Received	Unrealized Appreciation (Depreciation)
0.29%	Maturity	Bloomberg Barclays US Treasury Inflation Notes TR Index	Maturity	BNP Paribas SA*	1/29/21	42,656,014	$1,003,009	$—	$1,003,009
0.30%	Maturity	Bloomberg Barclays US Treasury Inflation Notes TR Index	Maturity	BNP Paribas SA*	2/26/21	64,794,997	806,909	—	806,909
0.29%	Maturity	Bloomberg Barclays US Treasury Inflation Notes TR Index	Maturity	Goldman Sachs International*	1/29/21	53,814,689	1,265,393	—	1,265,393
0.30%	Maturity	Bloomberg Barclays US Treasury Inflation Notes TR Index	Maturity	Goldman Sachs International*	2/26/21	53,995,831	672,425	—	672,425
0.26%	Maturity	Bloomberg Barclays US Treasury Inflation Notes TR Index	Maturity	Goldman Sachs International*	5/28/21	33,123,588	755,428	—	755,428
							$4,503,164	$—	$4,503,164

*	Contracts are subject to a Master Netting Agreement.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments
December 31, 2020

	Principal Amount	Value
BONDS & NOTES — 97.6%
CORPORATE DEBT — 39.0%
Aerospace & Defense — 0.2%
BAE Systems PLC
1.900% 2/15/31 (a)	$595,000	$601,518
Raytheon Technologies Corp.
4.500% 6/01/42	1,000,000	1,304,011
		1,905,529
Agriculture — 0.8%
BAT Capital Corp.
2.259% 3/25/28	725,000	752,583
4.700% 4/02/27	1,050,000	1,234,668
4.758% 9/06/49	540,000	626,053
Bunge Ltd. Finance Corp.
3.250% 8/15/26	1,179,000	1,310,416
Imperial Brands Finance PLC
3.875% 7/26/29 (a)	2,764,000	3,089,444
Reynolds American, Inc.
5.850% 8/15/45	985,000	1,259,569
		8,272,733
Airlines — 0.3%
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.500% 10/20/25 (a)	980,000	1,047,482
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A,
4.100% 10/01/29	1,384,317	1,315,916
United Airlines Pass-Through Trust, Series 2018-1, Class B,
4.600% 9/01/27	465,264	460,316
		2,823,714
Auto Manufacturers — 1.6%
Ford Motor Credit Co. LLC
3.087% 1/09/23	1,410,000	1,434,597
4.140% 2/15/23	1,360,000	1,400,800
General Motors Co.
4.200% 10/01/27	565,000	640,225
5.150% 4/01/38	800,000	961,880
General Motors Financial Co., Inc.
3.500% 11/07/24	2,100,000	2,269,385
4.150% 6/19/23	2,193,000	2,359,276
4.200% 11/06/21	1,216,000	1,253,352
Hyundai Capital America
2.850% 11/01/22 (a)	1,705,000	1,766,889
3.000% 2/10/27 (a)	4,225,000	4,586,558
		16,672,962

	Principal Amount	Value
Banks — 6.0%
ABN AMRO Bank NV
4.750% 7/28/25 (a)	$310,000	$356,764
Associated Banc-Corp.
4.250% 1/15/25	2,411,000	2,612,423
Bank of America Corp.
SOFR + 2.150% 2.592% VRN 4/29/31	1,255,000	1,345,057
4.183% 11/25/27	1,090,000	1,264,494
3 mo. USD LIBOR + 1.814% 4.244% VRN 4/24/38	1,150,000	1,416,704
3 mo. USD LIBOR + 1.310% 4.271% VRN 7/23/29	475,000	565,604
6.110% 1/29/37	1,550,000	2,257,623
7.750% 5/14/38	400,000	682,003
The Bank of Nova Scotia 3 mo. USD LIBOR + 2.648%
4.650% VRN (b)	3,575,000	3,592,875
Barclays Bank PLC
10.179% 6/12/21 (a)	3,351,000	3,485,203
Barclays PLC
3 mo. USD LIBOR + 1.380% 1.601% FRN 5/16/24	2,085,000	2,113,106
4.337% 1/10/28	920,000	1,056,885
BPCE SA SOFR + 1.520%
1.652% VRN 10/06/26 (a)	3,635,000	3,719,814
Citigroup, Inc.
4.125% 7/25/28	1,725,000	2,017,699
4.450% 9/29/27	450,000	531,962
6.625% 6/15/32	375,000	531,597
Credit Suisse AG
6.500% 8/08/23 (a)	3,069,000	3,451,962
Deutsche Bank AG
3.150% 1/22/21	1,998,000	2,000,216
Discover Bank 5 year USD Swap + 1.730%
4.682% VRN 8/09/28	2,905,000	3,088,015
First Republic Bank
4.375% 8/01/46	3,210,000	4,063,079
Fulton Financial Corp.
3.600% 3/16/22	1,565,000	1,605,715
The Goldman Sachs Group, Inc.
4.250% 10/21/25	550,000	630,741
5.950% 1/15/27	1,410,000	1,777,376
6.750% 10/01/37	1,145,000	1,752,034
HSBC Holdings PLC
4.250% 3/14/24	1,225,000	1,351,595
4.250% 8/18/25	2,662,000	3,024,492
JP Morgan Chase & Co.
5.600% 7/15/41	1,125,000	1,701,903

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley
4.350% 9/08/26	$3,200,000	$3,772,762
Nordea Bank Abp 5 year CMT + 4.110%
6.625% VRN (a) (b)	1,133,000	1,300,117
Societe Generale SA 1 year CMT + 1.100%
1.488% VRN 12/14/26 (a)	1,415,000	1,427,500
Valley National Bancorp
5.125% 9/27/23	1,530,000	1,666,402
Wells Fargo & Co.
5.375% 11/02/43	909,000	1,263,059
		61,426,781
Beverages — 0.7%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
4.900% 2/01/46	3,475,000	4,518,302
Bacardi Ltd.
5.150% 5/15/38 (a)	450,000	575,592
Molson Coors Beverage Co.
4.200% 7/15/46	1,124,000	1,289,746
5.000% 5/01/42	360,000	450,537
		6,834,177
Chemicals — 1.0%
DuPont de Nemours, Inc.
5.319% 11/15/38	1,750,000	2,370,212
Nutrition & Biosciences, Inc.
1.832% 10/15/27 (a)	755,000	778,152
Syngenta Finance NV
4.441% 4/24/23 (a)	2,065,000	2,167,078
5.182% 4/24/28 (a)	865,000	927,426
Yara International ASA
3.148% 6/04/30 (a)	295,000	319,421
4.750% 6/01/28 (a)	3,328,000	3,946,365
		10,508,654
Computers — 0.8%
Apple, Inc.
2.650% 5/11/50	700,000	742,942
Dell International LLC/EMC Corp.
6.020% 6/15/26 (a)	2,702,000	3,296,292
Genpact Luxembourg Sarl
3.700% STEP 4/01/22	2,400,000	2,447,049
Leidos, Inc.
2.300% 2/15/31 (a)	1,260,000	1,282,931
4.375% 5/15/30 (a)	575,000	688,534
		8,457,748

	Principal Amount	Value
Diversified Financial Services — 3.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.500% 9/15/23	$1,370,000	$1,485,385
6.500% 7/15/25	645,000	771,065
Aircastle Ltd.
4.400% 9/25/23	3,095,000	3,279,646
5.000% 4/01/23	1,750,000	1,865,333
Antares Holdings LP
6.000% 8/15/23 (a)	2,945,000	3,003,379
8.500% 5/18/25 (a)	720,000	776,155
Ares Finance Co. LLC
4.000% 10/08/24 (a)	2,080,000	2,234,062
Avolon Holdings Funding Ltd.
3.250% 2/15/27 (a)	1,365,000	1,392,734
Brookfield Finance, Inc.
4.350% 4/15/30	2,825,000	3,383,119
4.850% 3/29/29	1,752,000	2,146,267
GE Capital International Funding Co. Unlimited Co.
4.418% 11/15/35	335,000	399,838
Global Aircraft Leasing Co. Ltd.
6.500% 9/15/24 (a)	1,398,937	1,248,551
Lazard Group LLC
3.625% 3/01/27	1,253,000	1,377,632
4.500% 9/19/28	755,000	896,059
LeasePlan Corp. NV
2.875% 10/24/24 (a)	1,535,000	1,621,970
Legg Mason, Inc.
5.625% 1/15/44	1,195,000	1,714,770
Park Aerospace Holdings Ltd.
4.500% 3/15/23 (a)	1,550,000	1,624,284
5.250% 8/15/22 (a)	5,055,000	5,305,272
		34,525,521
Electric — 1.3%
Appalachian Power Co.
4.500% 3/01/49	1,250,000	1,629,651
CMS Energy Corp.
4.875% 3/01/44	780,000	1,027,329
Entergy Arkansas LLC
2.650% 6/15/51	1,765,000	1,809,556
Entergy Louisiana LLC
4.950% 1/15/45	1,005,000	1,109,065
FirstEnergy Transmission LLC
4.550% 4/01/49 (a)	880,000	1,027,691
Infraestructura Energetica Nova SAB de CV
3.750% 1/14/28 (a)	820,000	874,325

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
ITC Holdings Corp.
2.950% 5/14/30 (a)	$895,000	$978,261
Nevada Power Co.
6.650% 4/01/36	550,000	839,864
Oncor Electric Delivery Co.
7.500% 9/01/38	495,000	824,371
Pacific Gas and Electric Co.
2.500% 2/01/31	775,000	777,830
Potomac Electric Power Co.
4.150% 3/15/43	700,000	883,496
Xcel Energy, Inc.
6.500% 7/01/36	1,250,000	1,877,290
		13,658,729
Foods — 0.3%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
5.500% 1/15/30 (a)	776,000	891,438
Mars, Inc.
3.950% 4/01/49 (a)	660,000	841,014
Smithfield Foods, Inc.
3.000% 10/15/30 (a)	943,000	997,766
		2,730,218
Forest Products & Paper — 0.1%
Fibria Overseas Finance Ltd.
4.000% 1/14/25	1,250,000	1,335,950
Gas — 0.4%
CenterPoint Energy Resources Corp.
6.625% 11/01/37	1,250,000	1,789,955
NiSource, Inc.
4.800% 2/15/44	1,035,000	1,355,594
5.800% 2/01/42	950,000	1,327,912
		4,473,461
Health Care – Services — 0.2%
City of Hope
4.378% 8/15/48	1,050,000	1,275,822
Humana, Inc.
4.800% 3/15/47	830,000	1,108,719
		2,384,541
Insurance — 5.1%
Allstate Corp. 3 mo. USD LIBOR + 2.938%
5.750% VRN 8/15/53	4,260,000	4,558,456
American International Group, Inc.
3.400% 6/30/30	745,000	853,660
4.500% 7/16/44	725,000	929,002
3 mo. USD LIBOR + 2.868% 5.750% VRN 4/01/48	2,860,000	3,269,323

	Principal Amount	Value
AmTrust Financial Services, Inc.
6.125% 8/15/23	$3,370,000	$3,327,980
Arch Capital Group US, Inc.
5.144% 11/01/43	540,000	727,145
Athene Global Funding
2.500% 1/14/25 (a)	2,780,000	2,912,150
Athene Holding Ltd.
4.125% 1/12/28	4,328,000	4,823,090
6.150% 4/03/30	200,000	248,806
AXIS Specialty Finance LLC
3.900% 7/15/29	1,110,000	1,223,998
5 year CMT + 3.186% 4.900% VRN 1/15/40	1,315,000	1,375,847
AXIS Specialty Finance PLC
4.000% 12/06/27	2,500,000	2,787,497
Brighthouse Financial, Inc.
3.700% 6/22/27	1,175,000	1,277,840
4.700% 6/22/47	1,125,000	1,174,776
5.625% 5/15/30	1,055,000	1,302,377
CNO Financial Group, Inc.
5.250% 5/30/25	2,621,000	3,042,396
Enstar Group Ltd.
4.500% 3/10/22	920,000	954,985
4.950% 6/01/29	1,600,000	1,809,868
Equitable Holdings, Inc.
5.000% 4/20/48	900,000	1,185,437
Markel Corp.
3.350% 9/17/29	585,000	657,743
New York Life Insurance Co.
3.750% 5/15/50 (a)	510,000	610,079
Prudential Financial, Inc.
5 year CMT + 3.035% 3.700% VRN 10/01/50	460,000	486,579
3 mo. USD LIBOR + 3.920% 5.625% VRN 6/15/43	1,025,000	1,099,235
3 mo. USD LIBOR + 2.665% 5.700% VRN 9/15/48	2,440,000	2,817,017
3 mo. USD LIBOR + 4.175% 5.875% VRN 9/15/42	550,000	590,229
Reinsurance Group of America, Inc.
3.150% 6/15/30	1,160,000	1,268,364
Teachers Insurance & Annuity Association of America
4.270% 5/15/47 (a)	750,000	937,847
USF&G Capital I
8.500% 12/15/45 (a)	885,000	1,425,681
Voya Financial, Inc. 3 mo. USD LIBOR + 2.084%
4.700% VRN 1/23/48	1,080,000	1,122,120

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Willis North America, Inc.
2.950% 9/15/29	$905,000	$990,176
XLIT Ltd.
4.450% 3/31/25	2,250,000	2,567,680
		52,357,383
Internet — 0.1%
Amazon.com, Inc.
4.050% 8/22/47	775,000	1,023,350
Investment Companies — 1.4%
Ares Capital Corp.
3.500% 2/10/23	2,600,000	2,738,908
4.200% 6/10/24	1,450,000	1,565,183
BlackRock TCP Capital Corp.
3.900% 8/23/24	2,910,000	3,040,489
4.125% 8/11/22	2,870,000	2,992,405
Sixth Street Specialty Lending, Inc.
3.875% 11/01/24	3,575,000	3,685,311
		14,022,296
Iron & Steel — 0.2%
Vale Overseas Ltd.
6.250% 8/10/26	1,250,000	1,550,000
6.875% 11/21/36	630,000	923,347
		2,473,347
Machinery – Diversified — 0.3%
CNH Industrial Capital LLC
1.950% 7/02/23	560,000	576,490
3.875% 10/15/21	2,280,000	2,333,535
		2,910,025
Media — 1.2%
Charter Communications Operating LLC/Charter Communications Operating Capital
6.484% 10/23/45	735,000	1,039,628
Comcast Corp.
3.450% 2/01/50	940,000	1,109,262
3.969% 11/01/47	630,000	789,970
4.750% 3/01/44	880,000	1,206,001
6.950% 8/15/37	265,000	426,993
Discovery Communications LLC
4.000% 9/15/55 (a)	1,210,000	1,354,351
4.650% 5/15/50	490,000	612,865
Time Warner Cable, Inc.
6.750% 6/15/39	985,000	1,401,858
ViacomCBS, Inc.
4.200% 5/19/32	1,472,000	1,773,976
4.950% 1/15/31	1,008,000	1,265,169

	Principal Amount	Value
The Walt Disney Co.
3.600% 1/13/51	$1,515,000	$1,833,906
		12,813,979
Metal Fabricate & Hardware — 0.2%
The Timken Co.
4.500% 12/15/28	2,055,000	2,301,413
Mining — 0.5%
Glencore Finance Canada Ltd.
5.550% STEP 10/25/42 (a)	894,000	1,096,384
Glencore Funding LLC
3.875% 10/27/27 (a)	975,000	1,098,728
4.625% 4/29/24 (a)	1,565,000	1,747,763
Teck Resources Ltd.
6.000% 8/15/40	850,000	1,065,004
		5,007,879
Miscellaneous - Manufacturing — 0.1%
General Electric Co.
4.125% 10/09/42	113,000	132,465
6.875% 1/10/39	298,000	438,681
		571,146
Oil & Gas — 2.6%
BP Capital Markets PLC 5 year CMT + 4.036%
4.375% VRN (b)	1,500,000	1,605,075
Cenovus Energy, Inc.
4.250% 4/15/27	1,125,000	1,228,526
6.750% 11/15/39	765,000	1,011,402
Devon Energy Corp.
5.850% 12/15/25	1,510,000	1,774,761
EQT Corp.
3.900% 10/01/27	4,510,000	4,480,459
7.875% STEP 2/01/25	1,725,000	1,964,344
Marathon Petroleum Corp.
4.500% 4/01/48	510,000	565,335
6.500% 3/01/41	1,120,000	1,503,712
Occidental Petroleum Corp.
6.600% 3/15/46	1,258,000	1,276,461
Ovintiv Exploration, Inc.
5.375% 1/01/26	1,650,000	1,770,694
5.625% 7/01/24	975,000	1,044,356
5.750% 1/30/22	1,904,000	1,977,593
Ovintiv, Inc.
6.500% 2/01/38	545,000	608,577
Patterson-UTI Energy, Inc.
3.950% 2/01/28	1,680,000	1,550,872
Petroleos Mexicanos
5.350% 2/12/28	665,000	657,851
6.375% 1/23/45	595,000	545,318

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
6.500% 3/13/27	$585,000	$616,116
6.625% 6/15/35	140,000	138,600
Saudi Arabian Oil Co.
4.250% 4/16/39 (a)	2,075,000	2,433,118
		26,753,170
Oil & Gas Services — 0.4%
Halliburton Co.
5.000% 11/15/45	1,000,000	1,188,774
National Oilwell Varco, Inc.
3.600% 12/01/29	1,570,000	1,641,741
3.950% 12/01/42	1,506,000	1,532,039
		4,362,554
Packaging & Containers — 0.1%
WRKCo, Inc.
3.000% 6/15/33	655,000	719,627
Pharmaceuticals — 1.4%
AbbVie, Inc.
4.050% 11/21/39	1,045,000	1,264,685
4.700% 5/14/45	1,260,000	1,648,351
Bristol-Myers Squibb Co.
4.350% 11/15/47	830,000	1,117,909
Cigna Corp.
4.800% 7/15/46	880,000	1,159,915
CVS Health Corp.
4.300% 3/25/28	240,000	285,591
5.050% 3/25/48	455,000	616,652
6.125% 9/15/39	560,000	790,406
CVS Pass-Through Trust
5.926% 1/10/34 (a)	1,035,925	1,256,456
7.507% 1/10/32 (a)	882,768	1,085,203
McKesson Corp.
6.000% 3/01/41	550,000	762,534
Takeda Pharmaceutical Co. Ltd.
3.375% 7/09/60	970,000	1,075,575
Utah Acquisition Sub, Inc.
5.250% 6/15/46	1,375,000	1,801,360
Viatris, Inc.
2.700% 6/22/30 (a)	1,235,000	1,310,490
		14,175,127
Pipelines — 2.1%
Energy Transfer Operating LP
4.200% 4/15/27	1,085,000	1,195,846
6.125% 12/15/45	1,000,000	1,181,297
3 mo. USD LIBOR + 4.028% 6.250% VRN (b)	2,370,000	1,884,150
EnLink Midstream Partners LP
4.150% 6/01/25	2,924,000	2,850,900
4.850% 7/15/26	951,000	928,499

	Principal Amount	Value
Enterprise Products Operating LLC
3 mo. USD LIBOR + 3.033% 5.250% VRN 8/16/77	$1,775,000	$1,799,617
3 mo. USD LIBOR + 2.570% 5.375% VRN 2/15/78	1,205,000	1,217,643
EQM Midstream Partners LP
4.750% 7/15/23	2,325,000	2,444,691
MPLX LP
4.500% 4/15/38	595,000	680,570
3 mo. USD LIBOR + 4.652% 6.875% VRN (b)	1,775,000	1,712,875
Plains All American Pipeline LP 3 mo. USD LIBOR + 4.110%
6.125% VRN (b)	2,345,000	1,905,312
Plains All American Pipeline LP/PAA Finance Corp.
3.800% 9/15/30	1,150,000	1,236,309
4.500% 12/15/26	617,000	691,109
4.700% 6/15/44	1,195,000	1,239,106
6.650% 1/15/37	375,000	457,764
Sunoco Logistics Partners Operations LP
5.300% 4/01/44	525,000	567,329
		21,993,017
Private Equity — 0.7%
Apollo Management Holdings LP 5 year CMT + 3.266%
4.950% VRN 1/14/50 (a)	805,000	822,705
Carlyle Finance Subsidiary LLC
3.500% 9/19/29 (a)	1,100,000	1,208,905
Hercules Capital, Inc.
4.625% 10/23/22	2,910,000	2,958,246
KKR Group Finance Co. VI LLC
3.750% 7/01/29 (a)	1,260,000	1,466,140
KKR Group Finance Co. VIII LLC
3.500% 8/25/50 (a)	710,000	787,960
		7,243,956
Real Estate Investment Trusts (REITS) — 2.4%
Agree LP
2.900% 10/01/30	470,000	499,277
American Tower Trust #1
3.652% 3/15/48 (a)	1,910,000	2,099,583
Crown Castle International Corp.
5.200% 2/15/49	120,000	163,413
Highwoods Realty LP
4.125% 3/15/28	475,000	534,265
Host Hotels & Resorts LP
3.500% 9/15/30	2,120,000	2,233,512

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SBA Tower Trust
1.884% 7/15/50 (a)	$1,441,000	$1,483,111
Service Properties Trust
4.500% 6/15/23	760,000	763,800
4.950% 10/01/29	1,155,000	1,157,888
Spirit Realty LP
3.200% 1/15/27	2,280,000	2,421,894
3.400% 1/15/30	515,000	558,531
4.000% 7/15/29	1,290,000	1,452,408
4.450% 9/15/26	133,000	150,055
STORE Capital Corp.
2.750% 11/18/30	370,000	376,282
4.625% 3/15/29	1,881,000	2,182,096
Tanger Properties LP
3.875% 12/01/23	1,448,000	1,503,975
VEREIT Operating Partnership LP
2.850% 12/15/32	95,000	99,337
3.100% 12/15/29	2,790,000	3,010,123
3.400% 1/15/28	365,000	402,939
4.625% 11/01/25	2,260,000	2,601,276
WP Carey, Inc.
2.400% 2/01/31	470,000	488,118
4.250% 10/01/26	757,000	871,204
		25,053,087
Retail — 0.6%
Advance Auto Parts, Inc.
1.750% 10/01/27	315,000	319,913
AutoZone, Inc.
1.650% 1/15/31	975,000	967,029
El Puerto de Liverpool SAB de CV
3.950% 10/02/24 (a)	2,620,000	2,813,251
Starbucks Corp.
2.550% 11/15/30	1,595,000	1,724,984
		5,825,177
Semiconductors — 0.2%
Microchip Technology, Inc.
0.972% 2/15/24 (a)	1,685,000	1,689,125
Software — 0.4%
Broadridge Financial Solutions, Inc.
2.900% 12/01/29	1,210,000	1,325,410
Microsoft Corp.
4.450% 11/03/45	2,064,000	2,929,173
		4,254,583
Telecommunications — 1.6%
AT&T, Inc.
1.650% 2/01/28	680,000	693,800
3.500% 9/15/53 (a)	1,578,000	1,580,316
3.550% 9/15/55 (a)	5,153,000	5,135,507

	Principal Amount	Value
Crown Castle Towers LLC
3.222% 5/15/42 (a)	$1,700,000	$1,718,085
4.241% 7/15/48 (a)	2,750,000	3,170,966
Qwest Corp
6.750% 12/01/21	725,000	758,459
Telefonica Emisiones SAU
4.665% 3/06/38	1,105,000	1,326,530
Verizon Communications, Inc.
2.875% 11/20/50	755,000	760,741
2.987% 10/30/56 (a)	1,257,000	1,265,312
		16,409,716
Transportation — 0.3%
Autoridad del Canal de Panama
4.950% 7/29/35 (a)	1,050,000	1,325,636
CSX Corp.
4.750% 11/15/48	650,000	891,593
Norfolk Southern Corp.
4.050% 8/15/52	860,000	1,094,802
		3,312,031

TOTAL CORPORATE DEBT (Cost $365,744,532)		401,282,706

MUNICIPAL OBLIGATIONS — 0.3%
JobsOhio Beverage System Series B, Revenue Bonds
4.532% 1/01/35	1,950,000	2,499,295

TOTAL MUNICIPAL OBLIGATIONS (Cost $2,074,878)		2,499,295

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 32.7%
Automobile Asset-Backed Securities — 1.4%
AmeriCredit Automobile Receivables Trust, Series 2020-3, Class D
1.490% 9/18/26	422,000	422,574
Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class C
4.530% 3/20/23 (a)	1,271,000	1,283,789
CarMax Auto Owner Trust
Series 2020-4, Class D, 1.750% 4/15/27	3,900,000	3,899,042
Series 2019-3, Class D, 2.850% 1/15/26	1,974,000	2,032,213
Carvana Auto Receivables Trust, Series 2019-4A, Class D
3.070% 7/15/25 (a)	1,625,000	1,671,206

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
OneMain Direct Auto Receivables Trust, Series 2019-1A, Class B
3.950% 11/14/28 (a)	$1,774,000	$1,936,561
Santander Drive Auto Receivables Trust, Series 2020-4, Class D
1.480% 1/15/27	504,000	504,623
Santander Revolving Auto Loan Trust
Series 2019-A, Class B, 2.800% 1/26/32 (a)	856,000	896,505
Series 2019-A, Class C, 3.000% 1/26/32 (a)	561,000	589,064
Series 2019-A, Class D, 3.450% 1/26/32 (a)	1,087,000	1,138,133
		14,373,710
Commercial Mortgage-Backed Securities — 6.2%
Aventura Mall Trust, Series 2018-AVM, Class C,
4.112% VRN 7/05/40 (a) (c)	4,270,000	3,954,490
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class C, 1 mo. USD LIBOR + 1.350%
1.509% FRN 9/15/34 (a)	670,000	648,325
BANK
Series 2020-BN30, Class MCDF, 2.918% VRN 12/10/53 (c)	2,100,000	2,029,158
Series 2019-BN17, Class B, 4.128% VRN 4/15/52 (c)	441,000	506,667
Series 2019-BN16, Class AS, 4.267% 2/15/52	665,833	783,986
Series 2019-BN16, Class B, 4.438% VRN 2/15/52 (c)	547,420	635,288
BBCMS Mortgage Trust
Series 2020-C7, Class AS, 2.444% 4/15/53	1,326,000	1,403,166
Series 2018-CHRS, Class B, 4.267% VRN 8/05/38 (a) (c)	2,250,000	2,053,364
Series 2018-CHRS, Class C, 4.267% VRN 8/05/38 (a) (c)	1,610,000	1,363,989
Series 2018-CHRS, Class D, 4.267% VRN 8/05/38 (a) (c)	1,370,000	1,058,610
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM,
5.432% VRN 1/12/45 (c)	361,164	357,672
BHMS Mortgage Trust
Series 2018-ATLS, Class A, 1 mo. USD LIBOR + 1.250% 1.409% FRN 7/15/35 (a)	4,450,000	4,339,295
Series 2018-ATLS, Class B, 1 mo. USD LIBOR + 1.500% 1.659% FRN 7/15/35 (a)	4,950,000	4,752,122

	Principal Amount	Value
BX Commercial Mortgage Trust
Series 2020-BXLP, Class E, 1 mo. USD LIBOR + 1.600% 1.759% FRN 12/15/36 (a)	$4,113,235	$4,042,547
Series 2018-IND, Class E, 1 mo. USD LIBOR + 1.700% 1.859% FRN 11/15/35 (a)	1,876,000	1,870,779
Series 2019-XL, Class E, 1 mo. USD LIBOR + 1.800% 1.959% FRN 10/15/36 (a)	1,641,336	1,631,637
Series 2019-XL, Class F, 1 mo. USD LIBOR + 2.000% 2.159% FRN 10/15/36 (a)	1,982,134	1,955,564
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, 1 mo. USD LIBOR + 1.750%
1.909% FRN 12/15/37 (a)	898,516	898,589
Century Plaza Towers
Series 2019-CPT, Class D, 2.997% VRN 11/13/39 (a) (c)	982,000	981,643
Series 2019-CPT, Class E, 2.997% VRN 11/13/39 (a) (c)	1,556,000	1,497,069
Cold Storage Trust, Series 2020-ICE5, Class D, 1 mo. USD LIBOR + 2.100%
2.259% FRN 11/15/37 (a)	3,500,000	3,501,089
COMM 2020-CX Mortgage Trust, Series 2020-CX, Class B
2.446% 11/10/46 (a)	1,056,000	1,097,771
Commercial Mortgage Pass-Through Certificates
Series 2012-CR4, Class B, 3.703% 10/15/45 (a)	1,060,000	729,726
Series 2014-UBS2, Class AM, 4.199% 3/10/47	1,375,000	1,479,436
Series 2015-CR23, Class C, 4.291% VRN 5/10/48 (c)	1,000,000	1,046,194
Series 2014-LC17, Class C, 4.553% VRN 10/10/47 (c)	2,908,000	2,961,063
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class E, 1 mo. USD LIBOR + 2.150%
2.309% FRN 5/15/36 (a)	570,000	561,459
Jackson Park Trust, Series 2019-LIC, Class C,
3.131% VRN 10/14/39 (a) (c)	2,300,000	2,288,745
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD LIBOR + 1.800%
1.959% FRN 5/15/36 (a)	1,505,000	1,497,621

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Manhattan West, Series 2020-1MW, Class B,
2.335% VRN 9/10/39 (a) (c)	$2,122,000	$2,217,181
MFT Trust
Series 2020-ABC, Class A, 3.358% 2/10/42 (a)	919,000	966,759
Series 2020-ABC, Class B, 3.477% VRN 2/10/42 (a) (c)	1,003,000	1,040,472
MKT Mortgage Trust
Series 2020-525M, Class D, 2.941% VRN 2/12/40 (a) (c)	475,000	473,835
Series 2020-525M, Class E, 2.941% VRN 2/12/40 (a) (c)	976,000	936,121
Morgan Stanley Capital I Trust
Series 2019-L2, Class AS, 4.272% 3/15/52	1,950,000	2,251,604
Series 2018-H3, Class B, 4.620% VRN 7/15/51 (c)	760,000	877,809
Series 2011-C2, Class B, 5.200% VRN 6/15/44 (a) (c)	1,325,000	1,336,178
Wells Fargo Commercial Mortgage Trust
Series 2018-C45, Class AS, 4.405% VRN 6/15/51 (c)	1,450,000	1,690,895
Series 2018-C45, Class B, 4.556% 6/16/51	400,000	464,968
		64,182,886
Other Asset-Backed Securities — 15.8%
321 Henderson Receivables LLC, Series 2015-1A, Class A
3.260% 9/15/72 (a)	1,821,047	1,990,840
522 Funding CLO I Ltd., Series 2018-2A, Class C, 3 mo. USD LIBOR + 2.250%
2.468% FRN 10/20/31 (a)	820,000	813,301
AASET Trust
Series 2020-1A, Class A, 3.351% 1/16/40 (a)	1,517,578	1,428,510
Series 2019-1, Class A, 3.844% 5/15/39 (a)	1,664,975	1,572,389
Series 2018-2A, Class A, 4.454% 11/18/38 (a)	994,046	939,095
Adams Outdoor Advertising LP, Series 2018-1, Class A
4.810% 11/15/48 (a)	1,905,559	2,009,321
AGL CLO 7 Ltd., Series 2020-7A, Class A1, 3 mo. USD LIBOR + 1.800%
2.050% FRN 7/15/31 (a)	375,000	376,298

	Principal Amount	Value
AIMCO CLO, Series 2019-10A, Class C, 3 mo. USD LIBOR + 2.450%
2.666% FRN 7/22/32 (a)	$2,000,000	$1,998,576
Allegro CLO X Ltd., Series 2019-1A, Class C, 3 mo. USD LIBOR + 2.750%
2.968% FRN 4/20/32 (a)	2,200,000	2,200,979
Anchorage Capital CLO Ltd., Series 2020-15A, Class A, 3 mo. USD LIBOR + 1.850%
2.089% FRN 7/20/31 (a)	1,500,000	1,506,072
Atrium XV, Series 15A, Class B, 3 mo. USD LIBOR + 1.750%
1.959% FRN 1/23/31 (a)	1,190,000	1,188,543
Avery Point VII CLO Ltd., Series 2015-7A, Class DR, 3 mo. USD LIBOR + 3.600%
3.837% FRN 1/15/28 (a)	1,000,000	995,015
Ballyrock CLO Ltd., Series 2019-2A, Class C, 3 mo. USD LIBOR + 4.100%
4.324% FRN 11/20/30 (a)	400,000	400,429
Benefit Street Partners CLO X Ltd., Series 2016-10A, Class CR, 3 mo. USD LIBOR + 3.500%
3.737% FRN 1/15/29 (a)	500,000	493,003
Benefit Street Partners CLO XVIII Ltd., Series 2019-18A, Class B, 3 mo. USD LIBOR + 1.950%
2.187% FRN 10/15/32 (a)	500,000	500,592
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A
2.940% 5/25/29 (a)	458,988	460,913
Business Jet Securities 2020-1 LLC, Series 2020-1A, Class A
2.981% 11/15/35 (a)	757,216	767,427
Canyon Capital CLO 2019-2 Ltd., Series 2019-2A, Class A, 3 mo. USD LIBOR + 1.370%
1.607% FRN 10/15/32 (a)	1,400,000	1,401,442
Canyon Capital CLO Ltd., Series 2019-2A, Class C, 3 mo. USD LIBOR + 2.750%
2.987% FRN 10/15/32 (a)	250,000	250,274
Capital Automotive REIT
Series 2020-1A, Class A3, 3.250% 2/15/50 (a)	473,478	478,926
Series 2014-1A, Class A, 3.660% 10/15/44 (a)	831,278	830,838
Series 2020-1A, Class A6, 3.810% 2/15/50 (a)	397,834	407,302

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2017-1A, Class A2, 4.180% 4/15/47 (a)	$919,408	$921,526
Carlyle Global Market Strategies CLO Ltd., Series 2015-3A, Class CR, 3 mo. USD LIBOR + 2.850%
3.072% FRN 7/28/28 (a)	330,000	320,246
Castlelake Aircraft Securitization Trust, Series 2019-1A, Class A
3.967% 4/15/39 (a)	1,271,632	1,209,314
Castlelake Aircraft Structured Trust, Series 2018-1, Class A
4.125% 6/15/43 (a)	1,249,760	1,187,902
CBAM Ltd.
Series 2019-10A, Class B, 3 mo. USD LIBOR + 2.050% 2.268% FRN 4/20/32 (a)	1,900,000	1,902,417
Series 2018-6A, Class B1R, 3 mo. USD LIBOR + 2.100% 2.337% FRN 1/15/31 (a)	900,000	900,165
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, 3 mo. USD LIBOR + .980%
1.198% FRN 4/20/31 (a)	750,000	747,437
CF Hippolyta LLC
Series 2020-1, Class A1, 1.690% 7/15/60 (a)	1,145,255	1,166,574
Series 2020-1, Class B1, 2.280% 7/15/60 (a)	522,045	530,121
CIFC Funding Ltd.
Series 2017-5A, Class A1, 3 mo. USD LIBOR + 1.180% 1.398% FRN 11/16/30 (a)	2,330,000	2,329,222
Series 2020-1A, Class A1, 3 mo. USD LIBOR + 1.700% 1.937% FRN 7/15/32 (a)	1,000,000	1,003,139
Clear Creek CLO Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 1.200%
1.418% FRN 10/20/30 (a)	2,040,000	2,037,987
CLI Funding VI LLC, Series 2020-3A, Class A
2.070% 10/18/45 (a)	1,604,625	1,598,423
DB Master Finance LLC, Series 2019-1A, Class A23
4.352% 5/20/49 (a)	1,538,525	1,661,094
Domino’s Pizza Master Issuer LLC
Series 2019-1A, Class A2, 3.668% 10/25/49 (a)	1,089,000	1,153,474
Series 2017-1A, Class A23, 4.118% 7/25/47 (a)	756,600	809,571
Series 2015-1A, Class A2II, 4.474% 10/25/45 (a)	2,968,250	3,138,677

	Principal Amount	Value
Dryden 72 CLO Ltd., Series 2019-72A, Class B, 3 mo. USD LIBOR + 1.900%
2.121% FRN 5/15/32 (a)	$1,500,000	$1,500,614
Eaton Vance CLO Ltd.
Series 2020-1A, Class C, 3 mo. USD LIBOR + 2.800% 0.000% FRN 10/15/30 (a)	350,000	350,963
Series 2018-1A, Class B, 3 mo. USD LIBOR + 1.750% 1.987% FRN 10/15/30 (a)	1,700,000	1,700,007
Series 2019-1A, Class B, 3 mo. USD LIBOR + 1.950% 2.187% FRN 4/15/31 (a)	1,800,000	1,802,522
Elmwood CLO II Ltd., Series 2019-2A, Class A, 3 mo. USD LIBOR + 1.450%
1.668% FRN 4/20/31 (a)	2,900,000	2,902,552
Elmwood CLO III Ltd., Series 2019-3A, Class B, 3 mo. USD LIBOR + 1.950%
2.187% FRN 10/15/32 (a)	350,000	350,803
FCI Funding LLC, Series 2019-1A, Class A
3.630% 2/18/31 (a)	238,839	242,546
Flatiron CLO Ltd.
Series 2019-1A, Class B, 3 mo. USD LIBOR + 1.900% 2.121% FRN 11/16/32 (a)	350,000	350,552
Series 2019-1A, Class C, 3 mo. USD LIBOR + 2.700% 2.921% FRN 11/16/32 (a)	250,000	250,610
Global SC Finance SRL, Series 2014-1A, Class A1
3.190% 7/17/29 (a)	179,167	178,270
Goodgreen Trust
Series 2019-2A, Class A, 2.760% 10/15/54 (a)	2,658,768	2,748,076
Series 2016-1A, Class A, 3.230% 10/15/52 (a)	1,492,190	1,537,242
Series 2017-1A, Class A, 3.740% 10/15/52 (a)	704,582	742,829
Series 2019-1A, Class A, 3.860% 10/15/54 (a)	1,222,730	1,292,362
Harbor Park CLO Ltd., Series 2018-1A, Class B1, 3 mo. USD LIBOR + 1.700%
1.918% FRN 1/20/31 (a)	1,290,000	1,290,059
Helios Issuer LLC, Series 2017-1A, Class A
4.940% 9/20/49 (a)	1,478,654	1,546,124

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Hero Funding Trust
Series 2016-3A, Class A1, 3.080% 9/20/42 (a)	$780,050	$800,638
Series 2017-3A, Class A1, 3.190% 9/20/48 (a)	813,530	837,952
Series 2017-2A, Class A1, 3.280% 9/20/48 (a)	241,039	249,069
Series 2016-4A, Class A1, 3.570% 9/20/47 (a)	966,072	1,012,834
Series 2017-2A, Class A2, 4.070% 9/20/48 (a)	193,861	202,151
Series 2018-1A, Class A2, 4.670% 9/20/48 (a)	1,459,545	1,562,661
Horizon Aircraft Finance Ltd.
Series 2019-2, Class A, 3.425% 11/15/39 (a)	2,862,548	2,765,976
Series 2019-1, Class A, 3.721% 7/15/39 (a)	1,310,595	1,264,344
Series 2018-1, Class A, 4.458% 12/15/38 (a)	940,892	908,830
HPS Loan Management 15-2019 Ltd., Series 15A-19, Class A1, 3 mo. USD LIBOR + 1.320%
1.536% FRN 7/22/32 (a)	1,300,000	1,300,725
ICG US CLO Ltd., Series 2019-1A, Class A1A, 3 mo. USD LIBOR + 1.380%
1.595% FRN 10/26/32 (a)	750,000	750,986
J.G. Wentworth LLC, Series 2018-2A, Class A
3.960% 10/15/75 (a)	1,355,028	1,556,001
KKR CLO Ltd., Series 28A, Class A, 3 mo. USD LIBOR + 1.140%
1.357% FRN 3/15/31 (a)	900,000	897,708
KREF Ltd., Series 2018-FL1, Class C, 1 mo. USD LIBOR + 2.000%
2.153% FRN 6/15/36 (a)	1,670,000	1,641,564
Labrador Aviation Finance Ltd., Series 2016-1A, Class A1
4.300% 1/15/42 (a)	2,151,381	2,033,366
Lunar Aircraft Ltd., Series 2020-1A, Class A
3.376% 2/15/45 (a)	945,046	892,542
MACH 1 Cayman Ltd., Series 2019-1, Class A
3.474% 10/15/39 (a)	1,948,759	1,882,588
Madison Park Funding Ltd.
Series 2018-28A, Class B, 3 mo. USD LIBOR + 1.600% 1.837% FRN 7/15/30 (a)	1,665,000	1,655,604

	Principal Amount	Value
Series 2018-29A, Class C, 3 mo. USD LIBOR + 2.200% 2.418% FRN 10/18/30 (a)	$620,000	$614,523
Magnetite XXVI Ltd., Series 2020-26A, Class A, 3 mo. USD LIBOR + 1.750%
1.987% FRN 7/15/30 (a)	1,500,000	1,504,871
Magnetite XXVII Ltd., Series 2020-27A, Class C, 3 mo. USD LIBOR + 2.650%
2.862% FRN 7/20/33 (a)	450,000	450,989
Mosaic Solar Loans LLC
Series 2018-1A, Class A, 4.010% 6/22/43 (a)	273,643	295,360
Series 2017-1A, Class A, 4.450% 6/20/42 (a)	281,815	303,071
MP CLO III Ltd., Series 2013-1A, Class AR, 3 mo. USD LIBOR + 1.250%
1.468% FRN 10/20/30 (a)	1,750,000	1,743,621
MVW Owner Trust, Series 2017-1A, Class A
2.420% 12/20/34 (a)	150,531	153,342
NP SPE LLC, Series 2017-1A, Class A2
4.219% 10/21/47 (a)	2,260,000	2,399,278
Oak Street Investment Grade Net Lease Fund, Series 2020-1A, Class A5
3.390% 11/20/50 (a)	1,200,000	1,198,390
OCP CLO 2018-15 Ltd., Series 2018-15A, Class A1,
1.318% FRN 7/20/31 (a) (c)	250,000	249,423
OHA Credit Funding Ltd.
Series 2019-4A, Class A1, 3 mo. USD LIBOR + 1.330% 1.546% FRN 10/22/32 (a)	1,000,000	1,001,217
Series 2019-4A, Class C, 3 mo. USD LIBOR + 2.650% 2.866% FRN 10/22/32 (a)	500,000	501,573
OHA Loan Funding 2015-1 Ltd., Series 2015-1A, Class A1R2, 3 mo. USD LIBOR + 1.340%
1.561% FRN 11/15/32 (a)	550,000	550,626
OneMain Financial Issuance Trust
Series 2020-2A, Class B, 2.210% 9/14/35 (a)	396,000	401,425
Series 2019-2A, Class A, 3.140% 10/14/36 (a)	8,400,000	9,067,391
Oxford Finance Funding Trust, Series 2020-1A, Class A2
3.101% 2/15/28 (a)	1,536,000	1,570,625

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pioneer Aircraft Finance Ltd., Series 2019-1, Class A
3.967% 6/15/44 (a)	$1,510,877	$1,435,293
Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2
3.858% 12/05/49 (a)	2,298,780	2,226,581
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 1 mo. USD LIBOR + 2.850%
2.998% FRN 2/25/23 (a)	1,270,000	1,248,530
Rockford Tower CLO Ltd., Series 2019-1A, Class B1, 3 mo. USD LIBOR + 2.050%
2.268% FRN 4/20/32 (a)	1,500,000	1,500,675
RR 3 Ltd., Series 2018-3A, Class A1R2, 3 mo. USD LIBOR + 1.090%
1.327% FRN 1/15/30 (a)	2,450,000	2,443,363
RR 6 Ltd., Series 2019-6A, Class A1A, 3 mo. USD LIBOR + 1.250%
1.487% FRN 4/15/30 (a)	600,000	600,011
Sierra Receivables Funding LLC
Series 2020-2A, Class B, 2.320% 7/20/37 (a)	865,998	875,270
Series 2018-3A, Class D, 5.200% 9/20/35 (a)	666,114	665,918
Stack Infrastructure Issuer LLC, Series 2020-1A, Class A2
1.893% 8/25/45 (a)	874,000	883,221
Steele Creek CLO Ltd., Series 2018-2A, Class C, 3 mo. USD LIBOR + 2.300%
2.520% FRN 8/18/31 (a)	1,170,000	1,140,745
Store Master Funding I-VII
Series 2019-1, Class A2, 3.650% 11/20/49 (a)	2,851,957	2,908,432
Series 2018-1A, Class A2, 4.290% 10/20/48 (a)	1,291,964	1,350,877
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-GEL1, Class M2, 1 mo. USD LIBOR + 1.200%
1.348% FRN 11/25/35 (a)	2,811,250	2,682,291
Structured Receivables Finance LLC, Series 2010-B, Class A
3.730% 8/15/36 (a)	134,434	140,959
Sunnova Helios II Issuer LLC, Series 2018-1A, Class A
4.870% 7/20/48 (a)	439,146	470,097
SuttonPark Structured Settlements LLC, Series 2017-1A, Class A
4.190% 1/15/71 (a)	1,909,722	2,206,937

	Principal Amount	Value
Taco Bell Funding LLC, Series 2018-1A, Class A2II
4.940% 11/25/48 (a)	$1,117,200	$1,228,430
TAL Advantage VII LLC, Series 2020-1A, Class A
2.050% 9/20/45 (a)	4,381,875	4,385,820
Textainer Marine Containers VII Ltd., Series 2019-1A, Class A
3.960% 4/20/44 (a)	474,933	480,242
Tif Funding II LLC, Series 2020-1A, Class A
2.090% 8/20/45 (a)	629,850	634,492
Trinity Rail Leasing LP
Series 2019-2A, Class A2, 3.100% 10/18/49 (a)	3,289,000	3,431,820
Series 2018-1A, Class A2, 4.620% 6/17/48 (a)	2,420,000	2,545,661
Trip Rail Master Funding LLC, Series 2017-1A, Class A1
2.709% 8/15/47 (a)	125,963	126,122
Triton Container Finance VIII LLC, Series 2020-1A, Class A
2.110% 9/20/45 (a)	3,083,059	3,112,928
Vantage Data Centers LLC, Series 2020-2A, Class A2
1.992% 9/15/45 (a)	1,301,000	1,309,178
Vivint Solar Financing V LLC, Series 2018-1A, Class B
7.370% 4/30/48 (a)	2,430,695	2,584,254
WAVE LLC
Series 2019-1A, Class A, 3.597% 9/15/44 (a)	3,817,896	3,723,051
Series 2017-1A, Class C, 6.656% 11/15/42 (a)	1,874,228	1,152,169
WAVE Trust, Series 2017-1A, Class A
3.844% 11/15/42 (a)	3,084,017	2,992,508
Willis Engine Structured Trust IV, Series 2018-A, Class A,
4.750% STEP 9/15/43 (a)	1,146,408	989,383
Wind River CLO Ltd.
Series 2018-2A, Class B, 3 mo. USD LIBOR + 1.750% 1.987% FRN 7/15/30 (a)	1,150,000	1,146,030
Series 2016-2A, Class BR, 3 mo. USD LIBOR + 1.800% 2.014% FRN 11/01/31 (a)	900,000	895,728
		162,151,785
Student Loans Asset-Backed Securities — 9.0%
Chase Education Loan Trust, Series 2007-A, Class A4, 3 mo. USD LIBOR + .100%
0.351% FRN 6/28/39	5,235,182	4,976,572

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
College Avenue Student Loans LLC
Series 2019-A, Class B, 3.810% 12/28/48 (a)	$2,244,000	$2,306,396
Series 2019-A, Class C, 4.460% 12/28/48 (a)	1,281,000	1,297,229
College Loan Corp. Trust I, Series 2007-1, Class B2, 28 day ARS
FRN 1/25/47	900,000	717,728
ECMC Group Student Loan Trust
Series 2018-2A, Class A, 1 mo. USD LIBOR + .800% 0.948% FRN 9/25/68 (a)	1,947,823	1,932,044
Series 2017-1A, Class A, 1 mo. USD LIBOR + 1.200% 1.348% FRN 12/27/66 (a)	2,122,857	2,132,048
EdLinc Student Loan Funding, Series 2017-A, Class A, PRIME - 1.150%
3.600% FRN 12/01/47 (a)	1,683,577	1,664,837
Education Services of America
Series 2014-4, Class B, 1 mo. USD LIBOR + 1.500% 1.648% FRN 6/25/48 (a)	1,200,000	1,159,442
Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500% 1.648% FRN 10/25/56 (a)	1,100,000	1,062,489
Educational Funding of the South, Inc., Series 2011-1, Class B, 3 mo. USD LIBOR + 3.700%
3.915% FRN 4/25/46	625,000	594,894
EDvestinU Private Education Loan Issue No 1 LLC, Series 2019-A, Class A,
3.580% VRN 11/25/38 (a) (c)	1,251,578	1,318,147
Higher Education Funding I
Series 2004-1, Class B2, 28 day ARS 0.000% FRN 1/01/44 (a)	450,000	393,449
Series 2004-1, Class B1, 28 day ARS 0.000% FRN 1/01/44 (a)	450,000	400,127
Laurel Road Prime Student Loan Trust, Series 2017-B, Class BFX
3.020% 8/25/42 (a)	547,785	551,692
Navient Private Education Loan Trust, Series 2020-IA, Class B
2.950% 4/15/69 (a)	2,352,000	2,343,186
Navient Private Education Refi Loan Trust
Series 2019-CA, Class B, 3.670% 2/15/68 (a)	2,249,000	2,294,432
Series 2019-A, Class B, 3.900% 1/15/43 (a)	1,190,000	1,230,150
Series 2018-CA, Class B, 4.220% 6/16/42 (a)	1,530,000	1,598,580

	Principal Amount	Value
Navient Student Loan Trust
Series 2018-3A, Class A3, 1 mo. USD LIBOR + .800% 0.948% FRN 3/25/67 (a)	$4,700,000	$4,695,614
Series 2019-1A, Class A2, 1 mo. USD LIBOR + .900% 1.048% FRN 12/27/67 (a)	4,530,000	4,518,505
Series 2016-7A, Class A, 1 mo. USD LIBOR + 1.150% 1.298% FRN 3/25/66 (a)	1,708,017	1,728,254
Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250% 1.398% FRN 6/25/65 (a)	3,073,387	3,101,079
Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300% 1.448% FRN 3/25/66 (a)	7,050,000	7,102,725
Series 2015-3, Class B, 1 mo. USD LIBOR + 1.500% 1.648% FRN 10/25/58	940,000	897,551
Series 2016-2, Class A3, 1 mo. USD LIBOR + 1.500% 1.648% FRN 6/25/65 (a)	2,370,000	2,446,906
Series 2019-BA, Class B, 4.040% 12/15/59 (a)	2,950,000	3,052,428
Nelnet Private Education Loan Trust, Series 2016-A, Class A1B
3.600% 12/26/40 (a)	303,755	305,201
Nelnet Student Loan Trust
Series 2005-4, Class A4A, 0.000% FRN 3/22/32 (c)	315,057	302,836
Series 2006-3, Class B, 3 mo. USD LIBOR + .250% 0.501% FRN 6/25/41	548,503	473,896
Series 2019-2A, Class A, 1 mo. USD LIBOR + .900% 1.048% FRN 6/27/67 (a)	1,609,862	1,594,456
Series 2019-1A, Class B, 1 mo. USD LIBOR + 1.400% 1.548% FRN 4/25/67 (a)	3,250,000	3,067,263
Series 2019-5, Class B, 3.450% 10/25/67 (a)	2,150,000	2,083,403
SLC Student Loan Trust, Series 2007-1, Class A5, 3 mo. USD LIBOR + .090%
0.311% FRN 2/15/68	4,000,000	3,744,458
SLM Student Loan Trust
Series 2006-2, Class R, 0.000% 1/25/41	7,308	4,019,400
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 0.425% FRN 10/25/40	1,803,985	1,612,681
Series 2005-6, Class B, 3 mo. USD LIBOR + .290% 0.505% FRN 1/25/44	1,876,117	1,673,320

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2003-14, Class A7, 3 mo. USD LIBOR + .600% 0.815% FRN 10/25/65 (a)	$2,620,000	$2,597,285
SoFi Alternative Trust, Series 2019-C, Class PT,
4.974% VRN 1/25/45 (a) (c)	4,495,346	4,849,153
SoFi Professional Loan Program LLC
Series 2019-A, Class R1, 0.000% 6/15/48 (a)	6,724,700	1,448,500
Series 2017-D, Class R1, 0.000% 9/25/40 (a)	4,688,500	1,357,133
Series 2018-A, Class R1, 0.000% 2/25/42 (a)	3,759,800	1,390,652
Series 2018-B, Class R1, 0.000% 8/26/47 (a)	3,324,300	1,233,044
Series 2018-D, Class R1, 0.000% 2/25/48 (a)	4,961,600	1,097,010
Series 2017-C, Class C, 4.210% VRN 7/25/40 (a) (c)	990,000	1,040,392
South Carolina Student Loan Corp., Series 2014-1, Class B, 1 mo. USD LIBOR + 1.500%
1.655% FRN 8/01/35	3,050,000	2,930,547
		92,337,134
Whole Loan Collateral Collateralized Mortgage Obligations — 0.3%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7,
3.076% VRN 8/25/34 (c)	16,721	16,389
JP Morgan Mortgage Trust, Series 2017-1, Class A11,
3.500% VRN 1/25/47 (a) (c)	1,543,830	1,577,702
PSMC Trust, Series 2018-2, Class A1,
3.500% VRN 6/25/48 (a) (c)	1,233,274	1,257,826
Wells Fargo Mortgage Backed Securities Trust, Series 2019-1, Class A1,
4.000% VRN 11/25/48 (a) (c)	602,204	617,344
		3,469,261

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $338,354,007)		336,514,776

SOVEREIGN DEBT OBLIGATIONS — 0.8%
Colombia Government International Bond
6.125% 1/18/41	2,080,000	2,787,200
Mexico Government International Bond
4.750% 3/08/44	3,727,000	4,425,850

	Principal Amount	Value
6.750% 9/27/34	$685,000	$965,000
		8,178,050

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $6,705,365)		8,178,050

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 21.4%
Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp. Series 2178, Class PB 7.000% 8/15/29	29,825	33,853
Pass-Through Securities — 21.1%
Federal Home Loan Mortgage Corp.
Pool #RA4245 2.000% 12/01/50	2,600,000	2,709,509
Pool #RA4255 2.000% 1/01/51	5,475,000	5,719,287
Pool #J13972 3.500% 1/01/26	25,611	27,246
Pool #C91344 3.500% 11/01/30	80,987	87,020
Pool #C91424 3.500% 1/01/32	50,767	54,787
Pool #RA2483 3.500% 6/01/50	9,374,075	9,984,633
Pool #C91239 4.500% 3/01/29	4,005	4,426
Pool #C91251 4.500% 6/01/29	26,039	28,776
Pool #C90939 5.500% 12/01/25	13,913	15,554
Pool #D97258 5.500% 4/01/27	9,844	11,030
Pool #C91026 5.500% 4/01/27	23,884	26,762
Pool #C91074 5.500% 8/01/27	2,517	2,820
Pool #D97417 5.500% 10/01/27	9,170	10,280
Pool #C91128 5.500% 12/01/27	1,312	1,471
Pool #C91148 5.500% 1/01/28	59,505	66,711
Pool #C91176 5.500% 5/01/28	20,284	22,740
Pool #C91217 5.500% 11/01/28	6,563	7,364
Federal National Mortgage Association
Pool #775539 12 mo. USD LIBOR + 1.641% 2.516% FRN 5/01/34	13,648	14,189
Pool #MA3029 3.000% 6/01/32	2,522,977	2,663,981
Pool #MA3090 3.000% 8/01/32	1,061,889	1,121,236
Pool #AO8180 3.000% 9/01/42	20,469	21,871
Pool #AB7397 3.000% 12/01/42	118,949	127,097
Pool #AB7401 3.000% 12/01/42	101,658	108,622
Pool #AP8668 3.000% 12/01/42	136,015	145,332
Pool #AR1975 3.000% 12/01/42	29,297	31,303
Pool #AR0306 3.000% 1/01/43	8,614	9,202
Pool #AR5391 3.000% 1/01/43	58,936	62,974
Pool #AL3215 3.000% 2/01/43	95,906	102,446
Pool #AR4109 3.000% 2/01/43	96,490	103,070
Pool #AR4432 3.000% 3/01/43	42,904	45,830
Pool #AT0169 3.000% 3/01/43	209,490	223,775
Pool #AB8809 3.000% 3/01/43	49,784	53,179

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #MA1368 3.000% 3/01/43	$184,335	$196,905
Pool #AR2174 3.000% 4/01/43	184,472	197,050
Pool #AS1304 3.500% 12/01/28	898,169	962,550
Pool #MA1356 3.500% 2/01/43	7,155,601	7,807,262
Pool #CA6096 3.500% 6/01/50	8,797,563	9,472,293
Pool #FM4017 3.500% 8/01/50	874,635	925,043
Pool #AA3980 4.500% 4/01/28	47,309	51,206
Pool #CA1909 4.500% 6/01/48	4,719,545	5,130,474
Pool #AD6437 5.000% 6/01/40	332,810	383,749
Pool #AD6996 5.000% 7/01/40	2,130,785	2,456,916
Pool #AL8173 5.000% 2/01/44	905,177	1,041,741
Pool #AD0836 5.500% 11/01/28	46,361	51,963
Government National Mortgage Association
Pool #371146 7.000% 9/15/23	43	45
Pool #352022 7.000% 11/15/23	1,967	2,080
Pool #374440 7.000% 11/15/23	169	178
Pool #491089 7.000% 12/15/28	6,079	6,616
Pool #480539 7.000% 4/15/29	205	231
Pool #488634 7.000% 5/15/29	1,878	2,136
Pool #500928 7.000% 5/15/29	3,009	3,455
Pool #499410 7.000% 7/15/29	1,082	1,246
Pool #510083 7.000% 7/15/29	735	839
Pool #493723 7.000% 8/15/29	2,200	2,537
Pool #581417 7.000% 7/15/32	4,300	4,895
Government National Mortgage Association II
Pool# MA6656 3.000% 5/20/50	9,474,649	9,909,876
Pool# MA6710 3.000% 6/20/50	9,576,461	10,041,055
Pool #008746 1 year CMT + 1.500% 3.125% FRN 11/20/25	2,405	2,445
Pool #080136 1 year CMT + 1.500% 3.125% FRN 11/20/27	564	576
Pool #MA4321 3.500% 3/20/47	5,850,303	6,297,877
Government National Mortgage Association II TBA
Pool #MA188 3.000% 8/01/49 (d)	11,950,000	12,496,152
Pool #207 3.500% 6/01/49 (d)	29,120,000	30,862,651
Uniform Mortgage Backed Securities TBA
Pool #801 2.000% 6/01/35 (d)	43,225,000	45,203,892
Pool #4241 3.000% 7/01/49 (d)	29,475,000	30,884,273
Pool #1963 3.500% 3/01/49 (d)	18,250,000	19,296,524
		217,311,254

	Principal Amount	Value
Whole Loans — 0.3%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2016-HQA3, Class M2, 1 mo. USD LIBOR + 1.350% 1.498% FRN 3/25/29	$54,173	$54,184
Series 2020-DNA3, Class M1, 1 mo. USD LIBOR + 1.500% 1.648% FRN 6/25/50 (a)	912,889	914,116
Series 2020-DNA3, Class M2, 1 mo. USD LIBOR + 3.000% 3.148% FRN 6/25/50 (a)	1,908,000	1,918,377
		2,886,677

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $218,606,997)		220,231,784

U.S. TREASURY OBLIGATIONS — 3.4%
U.S. Treasury Bonds & Notes — 3.4%
U.S. Treasury Bond
2.250% 8/15/49 (e)	14,400,000	16,491,181
3.500% 2/15/39 (e)	9,500,000	12,893,586
U.S. Treasury Note
0.250% 10/31/25	5,300,000	5,276,802
		34,661,569

TOTAL U.S. TREASURY OBLIGATIONS (Cost $33,644,524)		34,661,569

TOTAL BONDS & NOTES (Cost $965,130,303)		1,003,368,180

TOTAL PURCHASED OPTIONS (#) — 0.2% (Cost $2,989,580)		2,021,202

TOTAL LONG-TERM INVESTMENTS (Cost $968,119,883)		1,005,389,382

SHORT-TERM INVESTMENTS — 13.9%
Commercial Paper — 13.4%
American Electric Power, Inc.
0.213% 1/25/21 (a)	2,000,000	1,999,718
0.243% 2/11/21 (a)	9,000,000	8,997,522
American Honda Finance Corp.
0.274% 2/16/21	11,000,000	10,995,462

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Duke Energy Corp.
0.223% 1/19/21 (a)	$3,000,000	$2,999,710
Entergy Corp.
0.274% 3/02/21 (a)	11,000,000	10,993,644
FMC Technologies, Inc.
0.274% 2/01/21 (a)	8,000,000	7,998,414
Intercontinental Exchange, Inc.
0.274% 2/02/21 (a) (f)	3,000,000	2,999,067
0.355% 5/24/21 (a) (f)	5,000,000	4,991,135
National Grid PLC
0.294% 1/11/21 (a)	11,000,000	10,999,496
NiSource, Inc.
0.243% 1/19/21 (a)	1,000,000	999,903
0.254% 1/14/21 (a)	2,000,000	1,999,870
Public Service Enterprise Group, Inc.
0.254% 1/20/21 (a)	9,000,000	8,999,065
0.284% 2/23/21 (a)	2,000,000	1,999,244
Schlumberger Holdings Corp.
0.254% 1/11/21 (a)	1,000,000	999,985
Spire, Inc.
0.264% 1/13/21 (a)	1,000,000	999,941
Suncor Energy, Inc.
0.233% 1/06/21 (a)	11,000,000	10,999,725
Telus Corp.
0.162% 2/04/21 (a)	6,000,000	5,998,676
0.193% 1/28/21 (a)	5,000,000	4,999,172
Transcanada Pipelines Ltd.
0.284% 1/21/21 (a)	2,000,000	1,999,778
0.304% 1/14/21 (a)	5,000,000	4,999,675
0.325% 1/14/21 (a)	1,000,000	999,935
VF Corp.
0.254% 2/08/21 (a)	2,000,000	1,999,575
Vodafone Group PLC
0.325% 1/07/21 (a)	2,000,000	1,999,942
0.365% 1/04/21 (a)	8,000,000	7,999,867
Walgreens Boots Alliance, Inc.
0.274% 1/08/21 (a)	3,000,000	2,999,845
0.304% 2/05/21 (a)	8,000,000	7,997,536
Waste Management, Inc.
0.233% 1/06/21 (a)	1,000,000	999,978
0.356% 7/01/21 (a)	5,000,000	4,991,962
		137,957,842
Repurchase Agreement — 0.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/20, 0.000%, due 1/04/21 (g)	1,309,931	1,309,931

	Principal Amount	Value
U.S. Treasury Bill — 0.4%
U.S. Treasury Bill
0.000% 1/28/21	$4,000,000	$3,999,847

TOTAL SHORT-TERM INVESTMENTS (Cost $143,270,005)		143,267,620

TOTAL INVESTMENTS — 111.7% (Cost $1,111,389,888) (h)		1,148,657,002

Other Assets/(Liabilities) — (11.7)%		(120,511,143)

NET ASSETS — 100.0%		$1,028,145,859

Abbreviation Legend

ARS	Auction Rate Security
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2020, the aggregate market value of these securities amounted to $526,469,815 or 51.21% of net assets.

(b)	Security is perpetual and has no stated maturity date.
(c)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2020.

(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	A portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(f)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2020, these securities amounted to a value of $7,990,202 or 0.78% of net assets.

(g)

Maturity value of $1,309,931. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 12/30/21, and an aggregate market value, including accrued interest, of $1,336,144.

(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

Country weightings, as a percentage of net assets, is as follows:

United States	80.9%
Cayman Islands	7.6%
United Kingdom	1.9%
Canada	1.4%
Bermuda	1.4%
Mexico	1.1%
Netherlands	0.7%
France	0.5%
Norway	0.4%
Switzerland	0.3%
Colombia	0.3%
Ireland	0.3%
Luxembourg	0.2%
Saudi Arabia	0.2%
Germany	0.2%
Spain	0.1%
Panama	0.1%
Finland	0.1%
Japan	0.1%
Barbados	0.0%
Total Long-Term Investments	97.8%
Short-Term Investments and Other Assets and Liabilities	2.2%
Net Assets	100.0%

(#) Interest Rate Swaptions Purchased

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount		Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	3-Month USD LIBOR BBA	Quarterly	2.44%	Semi-Annually	USD	3,700,000	$370,740	$184,972	$185,768

Put
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	2.94%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	56,100,000	$1,650,462	$2,804,608	$(1,154,146)
									$2,021,202	$2,989,580	$(968,378)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Long Bond	3/22/21	90	$15,713,673	$(126,798)
U.S. Treasury Ultra Bond	3/22/21	241	52,469,128	(1,000,565)
U.S. Treasury Note 2 Year	3/31/21	494	109,056,802	105,620
U.S. Treasury Note 5 Year	3/31/21	342	43,053,285	94,825
				$(926,918)
Short
90 Day Eurodollar	3/15/21	9	$(2,194,845)	$(51,330)
U.S. Treasury Ultra 10 Year	3/22/21	16	(2,500,808)	(942)
90 Day Eurodollar	9/13/21	17	(4,146,456)	(96,319)
90 Day Eurodollar	3/14/22	15	(3,657,513)	(85,737)
90 Day Eurodollar	9/19/22	14	(3,412,279)	(80,546)
90 Day Eurodollar	3/13/23	12	(2,923,010)	(69,340)
90 Day Eurodollar	12/18/23	15	(3,650,388)	(81,425)
90 Day Eurodollar	12/16/24	40	(9,722,367)	(202,633)
				$(668,272)

*	Contracts are subject to a Master Netting Agreement.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments
December 31, 2020

	Principal Amount	Value
BONDS & NOTES — 95.1%
CORPORATE DEBT — 44.2%
Agriculture — 1.0%
BAT Capital Corp.
3.222% 8/15/24	$415,000	$449,288
Imperial Brands Finance PLC
3.125% 7/26/24 (a)	400,000	428,379
3.500% 2/11/23 (a)	387,000	405,144
Reynolds American, Inc.
4.450% 6/12/25	505,000	575,192
		1,858,003
Airlines — 0.1%
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.500% 10/20/25 (a)	185,000	197,739
Auto Manufacturers — 1.9%
Ford Motor Credit Co. LLC
3 mo. USD LIBOR + .810% 1.048% FRN 4/05/21	405,000	403,265
3 mo. USD LIBOR + 1.235% 1.456% FRN 2/15/23	275,000	265,384
3.087% 1/09/23	260,000	264,536
3.350% 11/01/22	365,000	371,387
General Motors Co.
6.125% 10/01/25	135,000	163,751
General Motors Financial Co., Inc.
3.250% 1/05/23	829,000	869,296
Harley-Davidson Financial Services, Inc.
3.350% 6/08/25 (a)	209,000	226,387
Hyundai Capital America
2.375% 2/10/23 (a)	600,000	618,373
2.850% 11/01/22 (a)	320,000	331,615
Nissan Motor Acceptance Corp.
1.900% 9/14/21 (a)	200,000	201,384
		3,715,378
Banks — 9.8%
ABN AMRO Bank NV
4.750% 7/28/25 (a)	435,000	500,620
Africa Finance Corp.
3.125% 6/16/25 (a)	957,000	986,906
Banco Santander SA
2.746% 5/28/25	200,000	213,505
3.500% 4/11/22	600,000	623,072
Bank of America Corp. 3 mo. USD LIBOR + .930%
2.816% VRN 7/21/23	1,910,000	1,983,403
The Bank of Nova Scotia
4.500% 12/16/25	829,000	966,566

	Principal Amount	Value
Barclays Bank PLC
10.179% 6/12/21 (a)	$504,000	$524,184
Barclays PLC 3 mo. USD LIBOR + 1.380%
1.601% FRN 5/16/24	485,000	491,538
BPCE SA
5.700% 10/22/23 (a)	825,000	933,767
Citigroup, Inc.
4.400% 6/10/25	835,000	954,661
Credit Suisse AG
6.500% 8/08/23 (a)	930,000	1,046,049
Danske Bank A/S
5.000% 1/12/22 (a)	455,000	475,001
Deutsche Bank AG SOFR + 2.159%
2.222% VRN 9/18/24	685,000	704,686
Discover Bank
3.350% 2/06/23	673,000	710,141
4.200% 8/08/23	310,000	338,928
The Goldman Sachs Group, Inc.
4.250% 10/21/25	1,845,000	2,115,849
HSBC Holdings PLC
4.250% 3/14/24	865,000	954,392
Mitsubishi UFJ Financial Group, Inc.
2.665% 7/25/22	820,000	848,383
Morgan Stanley
SOFR + 1.990% 2.188% VRN 4/28/26	425,000	448,903
4.100% 5/22/23	424,000	460,139
Societe Generale SA 1 year CMT + 1.100%
1.488% VRN 12/14/26 (a)	525,000	529,638
Sumitomo Mitsui Financial Group, Inc.
1.474% 7/08/25	335,000	343,087
2.448% 9/27/24	520,000	553,804
3.748% 7/19/23	151,000	163,441
Synchrony Bank
3.000% 6/15/22	470,000	485,336
UBS Group AG
4.125% 9/24/25 (a)	355,000	406,496
		18,762,495
Beverages — 1.0%
Bacardi Ltd.
4.450% 5/15/25 (a)	778,000	868,525
Molson Coors Beverage Co.
2.100% 7/15/21	230,000	231,931
3.000% 7/15/26	505,000	550,537
3.500% 5/01/22	197,000	204,849
		1,855,842

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Chemicals — 1.5%
Alpek SAB de CV
4.500% 11/20/22 (a)	$412,000	$435,179
DuPont de Nemours, Inc.
4.493% 11/15/25	705,000	822,982
LYB International Finance III LLC
1.250% 10/01/25	185,000	188,240
Nutrition & Biosciences, Inc.
1.230% 10/01/25 (a)	360,000	363,821
RPM International, Inc.
3.450% 11/15/22	8,000	8,310
Syngenta Finance NV
4.441% 4/24/23 (a)	570,000	598,176
4.892% 4/24/25 (a)	335,000	359,541
		2,776,249
Commercial Services — 0.8%
Adani Ports & Special Economic Zone Ltd.
3.375% 7/24/24 (a)	1,443,000	1,500,922
Computers — 1.1%
Dell International LLC / EMC Corp.
4.000% 7/15/24 (a)	414,000	456,487
5.850% 7/15/25 (a)	432,000	518,753
Genpact Luxembourg Sarl
3.700% STEP 4/01/22	635,000	647,448
Leidos, Inc.
2.950% 5/15/23 (a)	390,000	410,322
		2,033,010
Diversified Financial Services — 4.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
2.875% 8/14/24	1,025,000	1,065,986
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.500% 9/15/23	255,000	276,477
Aircastle Ltd.
5.000% 4/01/23	1,010,000	1,076,564
Antares Holdings LP
6.000% 8/15/23 (a)	473,000	482,376
Avolon Holdings Funding Ltd.
2.875% 2/15/25 (a)	335,000	341,588
BGC Partners, Inc.
4.375% 12/15/25 (a)	350,000	370,219
Brookfield Finance, Inc.
4.000% 4/01/24	580,000	636,658
Lazard Group LLC
3.750% 2/13/25	805,000	893,960

	Principal Amount	Value
LeasePlan Corp. NV
2.875% 10/24/24 (a)	$280,000	$295,864
Park Aerospace Holdings Ltd.
5.250% 8/15/22 (a)	1,250,000	1,311,887
SPARC EM SPC Panama Metro Line 2 SP
0.000% 12/05/22 (a)	233,565	227,436
Synchrony Financial
2.850% 7/25/22	605,000	624,753
		7,603,768
Electric — 1.6%
Alliant Energy Finance LLC
1.400% 3/15/26 (a)	260,000	261,121
American Electric Power Co., Inc.
1.000% 11/01/25	470,000	475,594
Enel Finance International NV
2.875% 5/25/22 (a)	285,000	294,055
Entergy Texas, Inc.
2.550% 6/01/21	95,000	95,657
National Central Cooling Co. PJSC
2.500% 10/21/27 (a)	618,000	626,368
Pacific Gas and Electric Co.
1.750% 6/16/22	970,000	972,737
Puget Energy, Inc.
6.000% 9/01/21	260,000	269,073
		2,994,605
Gas — 0.4%
NiSource, Inc.
0.950% 8/15/25	670,000	674,047
Housewares — 0.5%
Newell Brands, Inc.
4.350% STEP 4/01/23	979,000	1,026,863
Insurance — 2.8%
AmTrust Financial Services, Inc.
6.125% 8/15/23	620,000	612,269
Athene Global Funding
2.750% 6/25/24 (a)	1,020,000	1,078,473
CNO Financial Group, Inc.
5.250% 5/30/25	685,000	795,132
Enstar Group Ltd.
4.500% 3/10/22	685,000	711,049
Jackson National Life Global Funding
2.500% 6/27/22 (a)	495,000	510,640
Lincoln National Corp.
4.000% 9/01/23	122,000	133,075
Trinity Acquisition PLC
3.500% 9/15/21	600,000	610,749

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Unum Group
3.875% 11/05/25	$620,000	$686,988
Willis Towers Watson PLC
5.750% 3/15/21	190,000	191,913
		5,330,288
Investment Companies — 1.5%
Ares Capital Corp.
4.200% 6/10/24	953,000	1,028,703
BlackRock TCP Capital Corp.
3.900% 8/23/24	360,000	376,143
4.125% 8/11/22	675,000	703,789
Sixth Street Specialty Lending, Inc.
3.875% 11/01/24	755,000	778,296
		2,886,931
Iron & Steel — 1.9%
Reliance Steel & Aluminum Co.
1.300% 8/15/25	355,000	360,563
Severstal OAO Via Steel Capital SA
3.150% 9/16/24 (a)	1,443,000	1,507,756
Steel Dynamics, Inc.
2.400% 6/15/25	165,000	175,373
2.800% 12/15/24	250,000	268,773
Vale Overseas Ltd.
6.250% 8/10/26	1,030,000	1,277,200
		3,589,665
Lodging — 0.7%
Las Vegas Sands Corp.
3.200% 8/08/24	1,025,000	1,085,653
Marriott International, Inc. /MD
5.750% 5/01/25	161,000	188,322
		1,273,975
Machinery – Diversified — 0.4%
CNH Industrial Capital LLC
1.950% 7/02/23	120,000	123,534
3.875% 10/15/21	635,000	649,910
		773,444
Media — 1.1%
Sirius XM Radio, Inc.
3.875% 8/01/22 (a)	1,047,000	1,062,705
ViacomCBS, Inc.
4.750% 5/15/25	840,000	975,226
		2,037,931
Mining — 0.5%
Glencore Finance Canada Ltd.
4.250% STEP 10/25/22 (a)	254,000	270,554
Glencore Funding LLC
4.125% 5/30/23 (a)	360,000	389,322

	Principal Amount	Value
Kinross Gold Corp.
5.125% 9/01/21	$370,000	$376,678
		1,036,554
Oil & Gas — 2.1%
Cenovus Energy, Inc.
3.000% 8/15/22	500,000	510,910
Continental Resources, Inc.
5.000% 9/15/22	390,000	390,585
EQT Corp.
3.000% 10/01/22	565,000	569,237
7.875% STEP 2/01/25	320,000	364,400
Occidental Petroleum Corp.
5.500% 12/01/25	1,100,000	1,146,871
Ovintiv Exploration, Inc.
5.625% 7/01/24	505,000	540,923
Petroleos Mexicanos
4.625% 9/21/23	495,000	514,181
		4,037,107
Pharmaceuticals — 1.5%
AbbVie, Inc.
3.800% 3/15/25	495,000	552,013
Cardinal Health, Inc. 3 mo. USD LIBOR + .770%
0.987% FRN 6/15/22	590,000	594,195
McKesson Corp.
0.900% 12/03/25	695,000	698,474
Mylan, Inc.
3.125% 1/15/23 (a)	525,000	551,067
Teva Pharmaceutical Finance Netherlands III BV
2.200% 7/21/21	240,000	239,400
Viatris, Inc.
1.650% 6/22/25 (a)	190,000	196,516
		2,831,665
Pipelines — 1.6%
Energy Transfer Operating LP
4.200% 9/15/23	960,000	1,034,714
EnLink Midstream Partners LP
4.400% 4/01/24	490,000	483,517
EQM Midstream Partners LP
4.750% 7/15/23	505,000	530,997
Plains All American Pipeline LP / PAA Finance Corp.
3.600% 11/01/24	120,000	127,890
Plains All American Pipeline LP/PAA Finance Corp.
4.650% 10/15/25	760,000	849,665
		3,026,783

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Private Equity — 0.3%
Hercules Capital, Inc.
4.625% 10/23/22	$610,000	$620,113
Real Estate — 0.8%
Country Garden Holdings Co. Ltd.
8.000% 1/27/24 (a)	1,351,000	1,459,759
Real Estate Investment Trusts (REITS) — 2.7%
CubeSmart LP
4.375% 12/15/23	313,000	342,546
Essex Portfolio LP
3.500% 4/01/25	130,000	144,044
3.875% 5/01/24	170,000	186,978
Federal Realty Investment Trust
1.250% 2/15/26	350,000	356,424
Host Hotels & Resorts LP
3.750% 10/15/23	950,000	1,003,097
SBA Tower Trust
1.884% 7/15/50 (a)	287,000	295,387
Service Properties Trust
4.350% 10/01/24	510,000	503,625
Tanger Properties LP
3.875% 12/01/23	610,000	633,581
Trust Fibra Uno
5.250% 1/30/26 (a)	680,000	766,700
VEREIT Operating Partnership LP
4.600% 2/06/24	570,000	626,875
4.625% 11/01/25	335,000	385,587
		5,244,844
Retail — 1.1%
O’Reilly Automotive, Inc.
3.800% 9/01/22	123,000	128,749
3.850% 6/15/23	873,000	935,263
QVC, Inc.
4.375% 3/15/23	1,060,000	1,111,675
		2,175,687
Semiconductors — 0.2%
Microchip Technology, Inc.
0.972% 2/15/24 (a)	330,000	330,808
Storage & Warehousing — 0.4%
GLP China Holdings Ltd.
4.974% 2/26/24 (a)	730,000	781,914
Telecommunications — 0.9%
Juniper Networks, Inc.
1.200% 12/10/25	165,000	166,963
Qwest Corp
6.750% 12/01/21	485,000	507,383
Sprint Communications, Inc.
9.250% 4/15/22	330,000	360,816

	Principal Amount	Value
Telefonaktiebolaget LM Ericsson
4.125% 5/15/22	$628,000	$653,120
		1,688,282

TOTAL CORPORATE DEBT (Cost $81,286,524)		84,124,671

MUNICIPAL OBLIGATIONS — 0.2%
Louisiana State Public Facilities Authority, Revenue Bonds, Series 2011-A, Class A2, 3 mo. USD LIBOR
1.111% FRN 4/26/27	7,397	7,405
Pennsylvania Higher Education Assistance Agency, Revenue Bonds, Series 2006-2, Class B,
1.410% FRN 10/25/42 (b)	400,000	398,004

TOTAL MUNICIPAL OBLIGATIONS (Cost $401,897)		405,409

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 48.4%
Auto Floor Plan Asset-Backed Securities — 0.2%
Navistar Financial Dealer Note Master Owner Trust II
Series 2019-1, Class C, 1 mo. USD LIBOR + .950% 1.098% FRN 5/25/24 (a)	236,000	235,265
Series 2019-1, Class D, 1 mo. USD LIBOR + 1.450% 1.598% FRN 5/25/24 (a)	214,000	213,912
		449,177
Automobile Asset-Backed Securities — 6.1%
AmeriCredit Automobile Receivables Trust
Series 2020-3, Class D, 1.490% 9/18/26	92,000	92,125
Series 2020-1, Class D, 1.800% 12/18/25	947,000	962,804
Avis Budget Rental Car Funding AESOP LLC
Series 2020-1A, Class C, 3.020% 8/20/26 (a)	1,259,000	1,226,170
Series 2019-3A, Class C, 3.150% 3/20/26 (a)	1,083,000	1,064,163
Series 2019-1A, Class C, 4.530% 3/20/23 (a)	233,000	235,345
Series 2018-1A, Class C, 4.730% 9/20/24 (a)	500,000	515,648

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Canadian Pacer Auto Receivables Trust, Series 2018-2A, Class B
3.630% 1/19/24 (a)	$180,000	$183,060
Carmax Auto Owner Trust, Series 2019-4, Class D
2.800% 4/15/26	560,000	564,499
Carvana Auto Receivables Trust, Series 2019-4A, Class D
3.070% 7/15/25 (a)	719,000	739,444
Drive Auto Receivables Trust, Series 2019-4, Class D
2.700% 2/16/27	550,000	566,478
Exeter Automobile Receivables Trust, Series 2019-3A, Class D
3.110% 8/15/25 (a)	400,000	411,446
Hertz Fleet Lease Funding LP, Series 2019-1, Class D
3.440% 1/10/33 (a)	649,000	623,790
Hertz Vehicle Financing II LP
Series 2019-3A, Class B, 3.030% 12/26/25 (a)	410,000	408,865
Series 2017-1A, Class B, 3.560% 10/25/21 (a)	910,000	908,242
Hertz Vehicle Financing LLC, Series 2018-3A, Class B
4.370% 7/25/24 (a)	330,000	329,983
Hertz Vehicle Financing LP, Series 2016-2A, Class C
4.990% 3/25/22 (a)	1,800,000	1,772,726
Santander Drive Auto Receivables Trust, Series 2020-4, Class D
1.480% 1/15/27	108,000	108,134
Santander Revolving Auto Loan Trust
Series 2019-A, Class B, 2.800% 1/26/32 (a)	170,000	178,044
Series 2019-A, Class C, 3.000% 1/26/32 (a)	101,000	106,052
Series 2019-A, Class D, 3.450% 1/26/32 (a)	215,000	225,114
Tesla Auto Lease Trust, Series 2020-A, Class C
1.680% 2/20/24 (a)	456,000	461,703
		11,683,835
Commercial Mortgage-Backed Securities — 5.0%
BAMLL Commercial Mortgage Securities Trust
Series 2018-DSNY, Class C, 1 mo. USD LIBOR + 1.350% 1.509% FRN 9/15/34 (a)	130,000	125,795
Series 2019-BPR, Class CMP, 3.895% VRN 11/05/32 (a) (b)	370,000	340,966

	Principal Amount	Value
Series 2019-BPR, Class DMP, 3.895% VRN 11/05/32 (a) (b)	$450,000	$387,161
BHMS Mortgage Trust
Series 2018-ATLS, Class A, 1 mo. USD LIBOR + 1.250% 1.409% FRN 7/15/35 (a)	770,000	750,844
Series 2018-ATLS, Class B, 1 mo. USD LIBOR + 1.500% 1.659% FRN 7/15/35 (a)	950,000	912,023
BX Commercial Mortgage Trust
Series 2020-BXLP, Class D, 1 mo. USD LIBOR + 1.250% 1.409% FRN 12/15/36 (a)	649,406	643,115
Series 2020-BXLP, Class E, 1 mo. USD LIBOR + 1.600% 1.759% FRN 12/15/36 (a)	766,299	753,129
Series 2018-IND, Class E, 1 mo. USD LIBOR + 1.700% 1.859% FRN 11/15/35 (a)	728,000	725,974
Series 2019-XL, Class E, 1 mo. USD LIBOR + 1.800% 1.959% FRN 10/15/36 (a)	299,978	298,205
Series 2019-XL, Class F, 1 mo. USD LIBOR + 2.000% 2.159% FRN 10/15/36 (a)	841,078	829,803
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class E, 1 mo. USD LIBOR + 2.150%
2.309% FRN 12/15/37 (a)	545,194	541,680
Commercial Mortgage Trust
Series 2014-CR14, Class A2, 3.147% 2/10/47	90,050	90,292
Series 2015-DC1, Class B, 4.035% VRN 2/10/48 (b)	333,000	352,613
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D, 1 mo. USD LIBOR + 1.600%
1.759% FRN 5/15/36 (a)	200,000	198,002
Hudson Yards Mortgage Trust, Series 2019-30HY, Class E,
3.443% VRN 7/10/39 (a) (b)	700,000	720,046
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD LIBOR + 1.800%
1.959% FRN 5/15/36 (a)	251,000	249,769
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class B
3.769% 2/15/46	250,000	251,562
Morgan Stanley Capital I Trust, Series 2012-STAR, Class D,
3.926% VRN 8/05/34 (a) (b)	400,000	388,928

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
One New York Plaza Trust 2020-1NYP
Series 2020-1NYP, Class C, 1 mo. USD LIBOR + 2.200% 2.359% FRN 1/15/26 (a)	$616,000	$616,185
Series 2020-1NYP, Class D, 1 mo. USD LIBOR + 2.750% 2.909% FRN 1/15/26 (a)	414,000	414,123
		9,590,215
Home Equity Asset-Backed Securities — 0.0%
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD LIBOR + .240%
0.388% FRN 10/25/34 (a)	51,635	51,289
Other Asset-Backed Securities — 22.5%
321 Henderson Receivables I LLC, Series 2006-1A, Class A1, 1 mo. USD LIBOR + .200%
0.359% FRN 3/15/41 (a)	24,607	24,286
321 Henderson Receivables I LLC, Series 2010-3A, Class A
3.820% 12/15/48 (a)	152,428	163,521
AASET Trust
Series 2017-1A, Class A, 3.967% 5/16/42 (a)	142,463	132,121
Series 2018-2A, Class A, 4.454% 11/18/38 (a)	276,604	261,313
Adams Outdoor Advertising LP, Series 2018-1, Class A
4.810% 11/15/48 (a)	383,027	403,884
Affirm Asset Securitization Trust
Series 2020-Z2, Class A, 1.900% 1/15/25 (a)	1,796,966	1,795,788
Series 2020-A, Class A, 2.100% 2/18/25 (a)	1,235,000	1,241,446
Series 2020-Z1, Class A, 3.460% 10/15/24 (a)	346,738	346,164
Ares LV CLO Ltd., Series 2020-55A, Class A1, 3 mo. USD LIBOR + 1.700%
1.937% FRN 4/15/31 (a)	500,000	501,570
Bain Capital Credit CLO Ltd.
Series 2016-2A, Class BR, 3 mo. USD LIBOR + 1.800% 2.037% FRN 1/15/29 (a)	750,000	750,000
Series 2020-2A, Class A, 3 mo. USD LIBOR + 1.850% 2.068% FRN 7/21/31 (a)	500,000	501,517
Benefit Street Partners CLO X Ltd., Series 2016-10A, Class A2R, 3 mo. USD LIBOR + 1.750%
1.987% FRN 1/15/29 (a)	500,000	499,998

	Principal Amount	Value
BRE Grand Islander Timeshare Issuer LLC
Series 2017-1A, Class A, 2.940% 5/25/29 (a)	$90,458	$90,837
Series 2019-A, Class B, 3.780% 9/26/33 (a)	256,213	259,024
Business Jet Securities 2020-1 LLC, Series 2020-1A, Class A
2.981% 11/15/35 (a)	247,552	250,890
Capital Automotive REIT
Series 2017-1A, Class A1, 3.870% 4/15/47 (a)	239,046	239,385
Series 2017-1A, Class A2, 4.180% 4/15/47 (a)	597,615	598,992
CARS-DB4 LP, Series 2020-1A, Class B1
4.170% 2/15/50 (a)	484,000	503,990
Castlelake Aircraft Structured Trust, Series 2018-1, Class A
4.125% 6/15/43 (a)	270,416	257,031
Cbam CLO Management Cbam, Series 2018-6A, Class A1R, 3 mo. USD LIBOR + 1.270%
1.507% FRN 1/15/31 (a)	500,000	500,022
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, 3 mo. USD LIBOR + .980%
1.198% FRN 4/20/31 (a)	250,000	249,146
CF Hippolyta LLC, Series 2020-1, Class B1
2.280% 7/15/60 (a)	96,392	97,883
CIFC Funding IV Ltd., Series 2015-4A, Class A2R,
2.068% FRN 10/20/27 (a) (b)	300,000	300,029
DB Master Finance LLC
Series 2019-1A, Class A2I, 3.787% 5/20/49 (a)	272,550	277,865
Series 2019-1A, Class A2II, 4.021% 5/20/49 (a)	321,925	337,136
Diamond Resorts Owner Trust, Series 2018-1, Class A
3.700% 1/21/31 (a)	140,389	143,287
Domino’s Pizza Master Issuer LLC, Series 2018-1A, Class A2I
4.116% 7/25/48 (a)	351,900	368,716
Elara HGV Timeshare Issuer LLC
Series 2017-A, Class A, 2.690% 3/25/30 (a)	98,828	98,516
Series 2016-A, Class A, 2.730% 4/25/28 (a)	179,188	178,441
Series 2017-A, Class B, 2.960% 3/25/30 (a)	292,823	287,950

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2014-A, Class B, 3.020% VRN 2/25/27 (a) (b)	$20,764	$20,742
Series 2019-A, Class C, 3.450% 1/25/34 (a)	606,352	595,603
Elmwood CLO II Ltd., Series 2019-2A, Class A, 3 mo. USD LIBOR + 1.450%
1.668% FRN 4/20/31 (a)	350,000	350,308
FCI Funding LLC, Series 2019-1A, Class A
3.630% 2/18/31 (a)	80,689	81,941
Goodgreen Trust
Series 2019-2A, Class A, 2.760% 10/15/54 (a)	548,745	567,177
Series 2016-1A, Class A, 3.230% 10/15/52 (a)	273,488	281,745
Series 2019-1A, Class A, 3.860% 10/15/54 (a)	263,666	278,681
Series 2018-1A, Class A, 3.930% VRN 10/15/53 (a) (b)	236,689	252,316
Hero Funding Trust
Series 2017-3A, Class A1, 3.190% 9/20/48 (a)	159,617	164,408
Series 2016-4A, Class A1, 3.570% 9/20/47 (a)	160,368	168,131
Series 2015-1A, Class A, 3.840% 9/21/40 (a)	329,418	348,194
Series 2018-1A, Class A2, 4.670% 9/20/48 (a)	290,791	311,335
Hilton Grand Vacations Trust, Series 2017-AA, Class B
2.960% 12/26/28 (a)	111,869	112,778
HIN Timeshare Trust, Series 2020-A, Class B
2.230% 10/09/39 (a)	951,489	966,817
Horizon Aircraft Finance III Ltd, Series 2019-2, Class B
4.458% 11/15/39 (a)	683,333	585,792
Horizon Aircraft Finance Ltd.
Series 2019-2, Class A, 3.425% 11/15/39 (a)	386,309	373,276
Series 2018-1, Class A, 4.458% 12/15/38 (a)	532,581	514,432
KDAC Aviation Finance Ltd., Series 2017-1A, Class A
4.212% 12/15/42 (a)	190,448	171,777

	Principal Amount	Value
KKR CLO Ltd., Series 28A, Class A, 3 mo. USD LIBOR + 1.140%
1.357% FRN 3/15/31 (a)	$250,000	$249,363
KREF Ltd.
Series 2018-FL1, Class A, 1 mo. USD LIBOR + 1.100% 1.253% FRN 6/15/36 (a)	800,000	798,644
Series 2018-FL1, Class AS, 1 mo. USD LIBOR + 1.350% 1.503% FRN 6/15/36 (a)	1,150,000	1,147,174
Lendmark Funding Trust, Series 2018-1A, Class A
3.810% 12/21/26 (a)	350,000	354,308
Lunar Aircraft Ltd., Series 2020-1A, Class A
3.376% 2/15/45 (a)	172,806	163,205
MACH 1 Cayman Ltd., Series 2019-1, Class A
3.474% 10/15/39 (a)	353,520	341,516
Magnetite XXVI Ltd., Series 2020-26A, Class A, 3 mo. USD LIBOR + 1.750%
1.987% FRN 7/15/30 (a)	750,000	752,435
Mariner Finance Issuance Trust, Series 2018-AA, Class A
4.200% 11/20/30 (a)	777,119	784,648
Marlette Funding Trust
Series 2019-2A, Class A, 3.130% 7/16/29 (a)	47,312	47,715
Series 2019-2A, Class B, 3.530% 7/16/29 (a)	146,000	149,276
Mosaic Solar Loans LLC
Series 2018-2GS, Class A, 4.200% 2/22/44 (a)	217,550	234,255
Series 2017-1A, Class A, 4.450% 6/20/42 (a)	55,621	59,817
Neuberger Berman CLO Ltd., Series 2015-20A, Class BR, 3 mo. USD LIBOR + 1.250%
1.487% FRN 1/15/28 (a)	600,000	595,246
NP SPE II LLC
Series 2019-1A, Class A1, 2.574% 9/20/49 (a)	194,072	194,123
Series 2017-1A, Class A1, 3.372% 10/21/47 (a)	130,255	134,708
NRZ Advance Receivables Trust 2015-ON1, Series 2020-T3, Class DT3
2.458% 10/15/52 (a)	411,000	411,003

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oak Street Investment Grade Net Lease Fund Series 2020-1, Series 2020-1A, Class A3
2.260% 11/20/50 (a)	$400,000	$399,585
OCP CLO Ltd., Series 2015-8A, Class A2AR, 3 mo. USD LIBOR + 1.450%
1.668% FRN 4/17/27 (a)	650,000	649,883
OneMain Financial Issuance Trust, Series 2019-2A, Class C
3.660% 10/14/36 (a)	600,000	619,373
Orange Lake Timeshare Trust
Series 2016-A, Class B, 2.910% 3/08/29 (a)	126,532	125,781
Series 2019-A, Class D, 4.930% 4/09/38 (a)	474,486	458,224
Oxford Finance Funding Trust, Series 2020-1A, Class A2
3.101% 2/15/28 (a)	281,000	287,334
Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2I
4.262% 9/05/48 (a)	586,500	589,080
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 1 mo. USD LIBOR + 2.850%
2.998% FRN 2/25/23 (a)	250,000	245,774
RAMP Series 2005-EFC1 Trust, Series 2005-EFC1, Class M5, 1 mo. USD LIBOR + .975%
1.123% FRN 5/25/35	500,000	493,206
Recette CLO Ltd., Series 2015-1A, Class CR, 3 mo. USD LIBOR + 1.700%
1.918% FRN 10/20/27 (a)	250,000	249,738
Rockford Tower CLO Ltd., Series 2017-3A, Class A, 3 mo. USD LIBOR + 1.190%
1.408% FRN 10/20/30 (a)	1,000,000	1,000,008
RR 3 Ltd., Series 2018-3A, Class A1R2, 3 mo. USD LIBOR + 1.090%
1.327% FRN 1/15/30 (a)	400,000	398,916
RR 6 Ltd., Series 2019-6A, Class A1A, 3 mo. USD LIBOR + 1.250%
1.487% FRN 4/15/30 (a)	250,000	250,005
SBA Tower Trust, Series 2014-2A, Class C,
3.869% STEP 10/15/49 (a)	430,000	459,796
Sierra Receivables Funding LLC
Series 2016-2A, Class B, 2.780% 7/20/33 (a)	80,996	80,933
Series 2017-1A, Class A, 2.910% 3/20/34 (a)	138,286	140,329

	Principal Amount	Value
Series 2019-3A, Class C, 3.000% 8/20/36 (a)	$314,875	$316,139
Series 2020-2A, Class C, 3.510% 7/20/37 (a)	104,663	106,930
Series 2018-1A, Class B, 4.036% 4/20/35	299,045	305,971
Series 2019-1A, Class D, 4.750% 1/20/36 (a)	252,524	254,238
SoFi Consumer Loan Program Trust, Series 2016-1A, Class A
3.260% 8/25/25 (a)	115,469	116,178
SoFi Consumer Loan Program Trust, Series 2019-3, Class D
3.890% 5/25/28 (a)	772,000	780,585
SpringCastle America Funding LLC, Series 2020-AA, Class A
1.970% 9/25/37 (a)	870,307	875,628
Stack Infrastructure Issuer LLC, Series 2020-1A, Class A2
1.893% 8/25/45 (a)	162,000	163,709
Store Master Funding I-VII, Series 2018-1A, Class A3
4.400% 10/20/48 (a)	513,933	527,231
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-GEL1, Class M2, 1 mo. USD LIBOR + 1.200%
1.348% FRN 11/25/35 (a)	205,701	196,265
TAL Advantage VII LLC, Series 2020-1A, Class B
3.820% 9/20/45 (a)	876,375	873,430
TICP CLO XI Ltd., Series 2018-11A, Class A,
1.398% FRN 10/20/31 (a) (b)	400,000	400,001
TLF National Tax Lien Trust, Series 2017-1A, Class A
3.090% 12/15/29 (a)	288,544	290,496
Trafigura Securitisation Finance PLC
Series 2018-1A, Class A1, 1 mo. USD LIBOR + .730% 0.889% FRN 3/15/22 (a)	610,000	609,701
Series 2018-1A, Class B, 4.290% 3/15/22 (a)	920,000	920,791
Treman Park CLO Ltd., Series 2015-1A, Class ARR, 3 mo. USD LIBOR + 1.070%
1.288% FRN 10/20/28 (a)	1,000,000	1,000,020
Trinity Rail Leasing LP, Series 2019-1A, Class A
3.820% 4/17/49 (a)	632,086	661,060

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Trip Rail Master Funding LLC
Series 2017-1A, Class A1, 2.709% 8/15/47 (a)	$35,989	$36,035
Series 2011-1A, Class A2, 6.024% 7/15/41 (a)	668,991	691,484
Triton Container Finance VIII LLC, Series 2020-1A, Class A
2.110% 9/20/45 (a)	587,249	592,938
Upstart Securitization Trust, Series 2020-3, Class A
1.702% 11/20/30 (a)	1,109,017	1,107,694
Vantage Data Centers LLC, Series 2020-1A, Class A2
1.645% 9/15/45 (a)	675,000	679,626
VSE VOI Mortgage LLC, Series 2018-A, Class C
4.020% 2/20/36 (a)	145,938	143,459
Welk Resorts LLC
Series 2015-AA, Class A, 2.790% 6/16/31 (a)	30,312	30,305
Series 2017-AA, Class B, 3.410% 6/15/33 (a)	105,416	104,122
Westgate Resorts LLC
Series 2017-1A, Class A, 3.050% 12/20/30 (a)	74,640	75,446
Series 2018-1A, Class A, 3.380% 12/20/31 (a)	168,060	170,744
Willis Engine Structured Trust IV, Series 2018-A, Class A,
4.750% STEP 9/15/43 (a)	220,790	190,548
		42,892,376
Student Loans Asset-Backed Securities — 8.0%
Access Group, Inc., Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500%
1.648% FRN 7/25/58 (a)	140,000	127,989
College Avenue Student Loans LLC
Series 2018-A, Class A1, 1 mo. USD LIBOR + 1.200% 1.348% FRN 12/26/47 (a)	410,741	412,798
Series 2017-A, Class A1, FRN, 1 mo. USD LIBOR + 1.650% 1.798% FRN 11/26/46 (a)	331,850	333,288
Series 2017-A, Class B, 4.500% 11/26/46 (a)	700,000	715,431
College Loan Corp. Trust I, Series 2005-2, Class B, 3 mo. USD LIBOR + .490%
0.727% FRN 1/15/37	160,193	144,033
Commonbond Student Loan Trust
Series 2019-AGS, Class B, 3.040% 1/25/47 (a)	378,421	377,238

	Principal Amount	Value
Series 2018-AGS, Class C, 3.820% 2/25/44 (a)	$34,993	$35,482
Series 2018-BGS, Class C, 4.120% 9/25/45 (a)	40,350	40,651
Series 2018-CGS, Class C, 4.350% 2/25/46 (a)	21,075	21,120
Series 2017-AGS, Class C, 5.280% 5/25/41 (a)	74,980	76,985
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B
2.500% 1/25/30 (a)	53,212	53,441
DRB Prime Student Loan Trust, Series 2016-R, Class A1, 1 mo. USD LIBOR + 1.900%
2.045% FRN 10/25/44 (a)	95,480	96,001
Earnest Student Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 2.050%
2.200% FRN 2/26/35 (a)	49,722	47,042
ECMC Group Student Loan Trust, Series 2018-2A, Class A, 1 mo. USD LIBOR + .800%
0.948% FRN 9/25/68 (a)	389,565	386,409
EdLinc Student Loan Funding, Series 2017-A, Class A, PRIME - 1.150%
3.600% FRN 12/01/47 (a)	310,133	306,680
ELFI Graduate Loan Program LLC, Series 2018-A, Class B
4.000% 8/25/42 (a)	166,158	164,825
Higher Education Funding I, Series 2004-1, Class B1, 28 day ARS
1.796% FRN 1/01/44 (a)	950,000	844,712
Laurel Road Prime Student Loan Trust
Series 2019-A, Class BFX, 3.000% 10/25/48 (a)	256,646	259,603
Series 2017-B, Class CFX, 3.610% 8/25/42 (a)	172,101	164,003
Series 2018-B, Class BFX, 3.720% 5/26/43 (a)	191,151	194,353
Navient Private Education Loan Trust, Series 2018-BA, Class A2B, 1 mo. USD LIBOR + .720%
0.879% FRN 12/15/59 (a)	141,838	141,304
Navient Private Education Refi Loan Trust, Series 2020-BA, Class B
2.770% 1/15/69 (a)	2,200,000	2,232,892
Navient Student Loan Trust, Series 2018-1A, Class A3, 1 mo. USD LIBOR + .720%
0.868% FRN 3/25/67 (a)	850,000	842,173

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nelnet Private Education Loan Trust
Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750% 1.898% FRN 12/26/40 (a)	$83,438	$83,813
Series 2016-A, Class A1B, 3.600% 12/26/40 (a)	60,083	60,369
Nelnet Student Loan Trust
Series 2007-2A, Class A4A2, 28 day ARS 1.497% FRN 6/25/35 (a)	600,000	575,566
Series 2014-1A, Class B, 1 mo. USD LIBOR + 1.500% 1.648% FRN 10/25/47 (a)	270,000	254,084
Series 2015-3A, Class B, 1 mo. USD LIBOR + 1.500% 1.650% FRN 6/25/54 (a)	130,000	125,723
SLC Student Loan Trust, Series 2005-1, Class B, 3 mo. USD LIBOR + .200%
0.421% FRN 2/15/45	290,514	261,462
SLM Student Loan Trust
Series 2006-2, Class R, 0.000% 1/25/41	1,396	767,800
Series 2006-7, Class B, 3 mo. USD LIBOR + .200% 0.415% FRN 1/27/42	901,701	798,977
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 0.425% FRN 10/25/40	349,440	312,384
Series 2005-6, Class B, 3 mo. USD LIBOR + .290% 0.505% FRN 1/25/44	473,966	422,733
Series 2003-14, Class A6, 3 mo. USD LIBOR + .300% 0.515% FRN 7/25/25	78,774	78,338
Series 2005-9, Class B, 3 mo. USD LIBOR + .300% 0.515% FRN 1/25/41	356,259	330,454
Series 2005-8, Class B, 3 mo. USD LIBOR + .310% 0.525% FRN 1/25/55	140,288	129,844
SMB Private Education Loan Trust
Series 2018-C, Class A2B, 1 mo. USD LIBOR + .750% 0.909% FRN 11/15/35 (a)	432,588	429,260
Series 2019-A, Class A2B, 1 mo. USD LIBOR + .870% 1.029% FRN 7/15/36 (a)	487,827	485,758
Series 2019-B, Class A2B, 1 mo. USD LIBOR + 1.000% 1.159% FRN 6/15/37 (a)	500,000	500,753
Series 2016-C, Class A2B, 1 mo. USD LIBOR + 1.100% 1.259% FRN 9/15/34 (a)	157,936	159,408
Series 2014-A, Class A2B, 1 mo. USD LIBOR + 1.150% 1.309% FRN 5/15/26 (a)	$100,717	$100,891
Series 2016-B, Class A2B, 1 mo. USD LIBOR + 1.450% 1.609% FRN 2/17/32 (a)	69,384	69,693
SoFi Professional Loan Program LLC
Series 2017-D, Class R1, 0.000% 9/25/40 (a)	1,000,000	289,460
Series 2018-A, Class R1, 0.000% 2/25/42 (a)	1,000,000	369,874
Series 2018-D, Class R1, 0.000% 2/25/48 (a)	956,000	211,372
Series 2019-A, Class R1, 0.000% 6/15/48 (a)	1,314,800	283,208
Series 2016-D, Class A1, 1 mo. USD LIBOR + .950% 1.098% FRN 1/25/39 (a)	25,213	25,233
Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200% 1.348% FRN 6/25/33 (a)	45,582	45,822
		15,190,732
Whole Loan Collateral Collateralized Mortgage Obligations — 6.3%
Angel Oak Mortgage Trust
Series 2020-5, Class A2, 1.579% VRN 5/25/65 (a) (b)	389,146	391,096
Series 2020-5, Class A3, 2.041% VRN 5/25/65 (a) (b)	350,755	352,489
Series 2018-3, Class A3, 3.238% VRN 5/25/59 (a) (b)	216,560	219,285
Series 2019-6, Class M1, 3.389% VRN 11/25/59 (a) (b)	800,000	813,397
Bank of America Mortgage Securities, Series 2004-G, Class 2A7,
3.076% VRN 8/25/34 (b)	3,185	3,122
BRAVO Residential Funding Trust, Series 2020-NQM1, Class A3,
2.406% VRN 5/25/60 (a) (b)	373,168	378,089
CIM Trust, Series 2019-INV3, Class A11, 1 mo. USD LIBOR + 1.000%
1.100% FRN 8/25/49 (a)	1,041,813	1,043,904
Citigroup Mortgage Loan Trust
Series 2019-IMC1, Class A3, 3.030% VRN 7/25/49 (a) (b)	385,533	393,420
Series 2019-IMC1, Class M1, 3.170% VRN 7/25/49 (a) (b)	391,000	403,233
Deephaven Residential Mortgage Trust
Series 2018-1A, Class A2, 3.027% VRN 12/25/57 (a) (b)	118,395	119,286
Series 2019-4A, Class M1, 3.484% VRN 10/25/59 (a) (b)	550,000	558,243

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2018-2A, Class A3, 3.684% VRN 4/25/58 (a) (b)	$346,132	$345,849
Series 2018-3A, Class A3, 3.963% VRN 8/25/58 (a) (b)	236,395	239,496
Series 2018-4A, Class A3, 4.285% VRN 10/25/58 (a) (b)	368,559	368,855
Homeward Opportunities Fund I Trust, Series 2020-2, Class A1,
1.657% VRN 5/25/65 (a) (b)	361,339	364,356
JP Morgan Mortgage Trust
Series 2018-1, Class A5, 3.500% VRN 6/25/48 (a) (b)	73,126	73,803
Series 2018-3, Class A5, 3.500% VRN 9/25/48 (a) (b)	169,641	171,553
Series 2018-4, Class A15, 3.500% VRN 10/25/48 (a) (b)	12,715	12,703
Series 2017-6, Class A5, 3.500% VRN 12/25/48 (a) (b)	92,766	93,549
New Residential Mortgage Loan Trust
Series 2016-4A, Class A1, 3.750% VRN 11/25/56 (a) (b)	209,359	221,698
Series 2019-NQM2, Class A3, 3.752% VRN 4/25/49 (a) (b)	153,052	155,918
Series 2019-NQM1, Class A3, 3.928% VRN 1/25/49 (a) (b)	364,675	371,861
PSMC Trust
Series 2018-1, Class A3, 3.500% VRN 2/25/48 (a) (b)	95,346	95,974
Series 2018-2, Class A3, 3.500% VRN 6/25/48 (a) (b)	60,016	60,155
Sequoia Mortgage Trust
Series 2018-3, Class A4, 3.500% VRN 3/25/48 (a) (b)	142,245	143,430
Series 2018-5, Class A4, 3.500% VRN 5/25/48 (a) (b)	52,627	52,817
Series 2018-CH1, Class A10, 4.000% VRN 2/25/48 (a) (b)	74,635	75,151
Series 2018-CH2, Class A12, 4.000% VRN 6/25/48 (a) (b)	192,335	194,258
Series 2018-CH3, Class A11, 4.000% VRN 8/25/48 (a) (b)	67,914	68,156
Shellpoint Co-Originator Trust, Series 2016-1, Class 2A3,
3.000% VRN 10/25/31 (a) (b)	367,808	376,386
Starwood Mortgage Residential Trust, Series 2019-INV1, Class A3,
2.916% VRN 9/27/49 (a) (b)	532,984	547,086
TIAA Bank Mortgage Loan Trust, Series 2018-2, Class A4,
3.500% VRN 7/25/48 (a) (b)	30,524	30,581

	Principal Amount	Value
Verus Securitization Trust
Series 2020-1, Class M1, 3.021% VRN 1/25/60 (a) (b)	$1,034,000	$1,037,525
Series 2019-4, Class M1, 3.207% VRN 11/25/59 (a) (b)	430,000	433,335
Series 2019-INV2, Class A3, 3.219% VRN 7/25/59 (a) (b)	813,605	837,360
Series 2019-INV3, Class M1, 3.279% VRN 11/25/59 (a) (b)	265,000	271,249
Series 2020-4, Class M1, 3.291% VRN 5/25/65 (a) (b)	548,000	561,829
		11,880,497
Whole Loan Collateral Support Collateralized Mortgage Obligations — 0.3%
Onslow Bay Financial LLC, Series 2020-INV1, Class A21,
3.500% VRN 12/25/49 (a) (b)	520,687	532,230

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $92,960,525)		92,270,351

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 1.6%
Pass-Through Securities — 0.0%
Federal National Mortgage Association Pool #775539 12 mo. USD LIBOR + 1.641% 2.516% 5/01/34	2,600	2,703
Government National Mortgage Association
Pool #371146 7.000% 9/15/23	26	27
Pool #352022 7.000% 11/15/23	396	419
Pool #491089 7.000% 12/15/28	1,172	1,275
Pool #500928 7.000% 5/15/29	557	640
Pool #499410 7.000% 7/15/29	206	237
Pool #510083 7.000% 7/15/29	140	160
Pool #493723 7.000% 8/15/29	413	477
Pool #581417 7.000% 7/15/32	819	932
Government National Mortgage Association II
Pool #008746 1 year CMT + 1.500% 3.125% FRN 11/20/25	460	467
Pool #080136 1 year CMT + 1.500% 3.125% FRN 11/20/27	104	106
		7,443

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Whole Loans — 1.6%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2020-DNA3, Class M1, 1 mo. USD LIBOR + 1.500% 1.648% FRN 6/25/50 (a)	$170,082	$170,310
Series 2020-DNA5, Class M2, SOFR30A + 2.800% 2.882% FRN 10/25/50 (a)	566,000	572,024
Series 2020-DNA3, Class M2, 1 mo. USD LIBOR + 3.000% 3.148% FRN 6/25/50 (a)	1,436,000	1,443,810
Federal National Mortgage Association Connecticut Avenue Securities Trust
Series 2019-R03, Class 1M2, 1 mo. USD LIBOR + 2.150% 2.298% FRN 9/25/31 (a)	366,582	365,340
Series 2019-R02, Class 1M2, 1 mo. USD LIBOR + 2.300% 2.448% FRN 8/25/31 (a)	445,527	444,094
		2,995,578

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $2,995,966)		3,003,021

U.S. TREASURY OBLIGATIONS — 0.7%
U.S. Treasury Bonds & Notes — 0.7%
U.S. Treasury Note
8.000% 11/15/21 (c)	1,220,000	1,302,708

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,395,661)		1,302,708

TOTAL BONDS & NOTES (Cost $179,040,573)		181,106,160

TOTAL PURCHASED OPTIONS (#) — 0.0% (Cost $147,532)		80,604

TOTAL LONG-TERM INVESTMENTS (Cost $179,188,105)		181,186,764

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 4.7%
Commercial Paper — 4.5%
CenterPoint Energy, Inc.
0.233% 1/08/21 (a)	$2,000,000	$1,999,950
Duke Energy Corp.
0.223% 1/19/21 (a)	2,000,000	1,999,807
National Grid PLC
0.254% 1/06/21 (a)	1,500,000	1,499,967
Standard Chartered Bank
0.284% 5/10/21 (a)	1,000,000	999,231
Suncor Energy, Inc.
0.254% 1/07/21 (a)	1,000,000	999,971
Transcanada Pipeline Ltd.
0.304% 1/14/21 (a)	1,000,000	999,935
		8,498,861
Repurchase Agreement — 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/20, 0.000%, due 1/04/21 (d)	388,093	388,093

TOTAL SHORT-TERM INVESTMENTS (Cost $8,886,578)		8,886,954

TOTAL INVESTMENTS — 99.8% (Cost $188,074,683) (e)		190,073,718

Other Assets/(Liabilities) — 0.2%		396,269

NET ASSETS — 100.0%		$190,469,987

Abbreviation Legend

ARS	Auction Rate Security
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
STEP	Step Up Bond
VRN	Variable Rate Note

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2020, the aggregate market value of these securities amounted to $123,463,882 or 64.82% of net assets.

(b)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2020.

(c)	A portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(d)

Maturity value of $388,093. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 12/30/21, and an aggregate market value, including accrued interest, of $395,939.

(e)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	70.4%
Cayman Islands	9.7%
United Kingdom	1.8%
Ireland	1.6%
Canada	1.6%
Bermuda	1.4%
Netherlands	1.2%
Luxembourg	1.1%
Japan	1.0%
Mexico	0.9%
India	0.8%
France	0.8%
Switzerland	0.8%
Spain	0.4%
Hong Kong	0.4%
Germany	0.4%
Sweden	0.3%
United Arab Emirates	0.3%
Denmark	0.2%
Total Long-Term Investments	95.1%
Short-Term Investments and Other Assets and Liabilities	4.9%
Net Assets	100.0%

(#) Interest Rate Swaptions Purchased

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount		Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
10-Year Interest Rate Swap, 2/02/43	Credit Suisse International*	1/31/33	3.11%	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	3,080,000	$80,604	$147,532	$(66,928)

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Note 10 Year	3/22/21	152	$20,993,118	$(5,243)

Short
90 Day Eurodollar	3/15/21	2	$(487,743)	$(11,407)
U.S. Treasury Ultra 10 Year	3/22/21	54	(8,494,701)	51,295
U.S. Treasury Note 2 Year	3/31/21	97	(21,410,939)	(23,788)
U.S. Treasury Note 5 Year	3/31/21	548	(68,977,791)	(160,116)
90 Day Eurodollar	9/13/21	3	(731,728)	(16,997)
90 Day Eurodollar	3/14/22	3	(731,503)	(17,147)
90 Day Eurodollar	9/19/22	3	(731,203)	(17,260)
90 Day Eurodollar	3/13/23	2	(487,168)	(11,557)
90 Day Eurodollar	12/18/23	3	(730,078)	(16,285)
90 Day Eurodollar	12/16/24	7	(1,701,414)	(35,461)
				$(258,723)

*	Contracts are subject to a Master Netting Agreement.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
EQUITIES — 99.0%
COMMON STOCK — 99.0%
Basic Materials — 2.9%
Forest Products & Paper — 0.6%
Schweitzer-Mauduit International, Inc.	20,097	$808,100
Mining — 2.3%
Compass Minerals International, Inc.	23,614	1,457,456
Kaiser Aluminum Corp.	15,484	1,531,368
		2,988,824
		3,796,924
Communications — 2.2%
Internet — 1.7%
Q2 Holdings, Inc. (a) (b)	17,127	2,167,079
Telecommunications — 0.5%
EchoStar Corp. Class A (a)	29,545	626,059
		2,793,138
Consumer, Cyclical — 13.0%
Auto Parts & Equipment — 3.0%
Dorman Products, Inc. (a)	16,999	1,475,853
Visteon Corp. (a)	18,656	2,341,701
		3,817,554
Entertainment — 0.5%
Cedar Fair LP (c)	17,353	682,667
Retail — 9.5%
AutoNation, Inc. (a)	42,024	2,932,855
Big Lots, Inc. (b)	13,855	594,795
BJ’s Wholesale Club Holdings, Inc. (a)	43,463	1,620,301
Denny’s Corp. (a)	51,368	754,082
Foot Locker, Inc.	15,904	643,158
Jack in the Box, Inc.	19,222	1,783,801
Ollie’s Bargain Outlet Holdings, Inc. (a) (b)	5,492	449,081
Suburban Propane Partners LP (c)	99,093	1,472,522
Texas Roadhouse, Inc.	26,355	2,059,907
		12,310,502
		16,810,723
Consumer, Non-cyclical — 26.2%
Biotechnology — 4.8%
ADC Therapeutics SA (a) (b)	10,499	336,073
Avid Bioservices, Inc. (a)	9,214	106,330
Axsome Therapeutics, Inc. (a) (b)	5,602	456,395
Emergent BioSolutions, Inc. (a)	20,264	1,815,654
NeoGenomics, Inc. (a) (b)	27,271	1,468,271
Twist Bioscience Corp. (a)	10,029	1,416,997
Zai Lab Ltd. ADR (a)	4,469	604,835
		6,204,555

	Number of Shares	Value
Commercial Services — 5.3%
ASGN, Inc. (a)	34,897	$2,914,946
Korn Ferry	57,233	2,489,636
Monro, Inc.	26,902	1,433,877
		6,838,459
Foods — 2.7%
BellRing Brands, Inc. Class A (a)	64,030	1,556,569
The Simply Good Foods Co. (a) (b)	63,739	1,998,855
		3,555,424
Health Care – Products — 6.2%
Adaptive Biotechnologies Corp. (a)	13,564	802,039
AtriCure, Inc. (a)	25,121	1,398,486
Inspire Medical Systems, Inc. (a)	8,628	1,622,841
iRhythm Technologies, Inc. (a)	4,925	1,168,259
OraSure Technologies, Inc. (a)	32,695	346,077
Repligen Corp. (a)	4,907	940,328
Tandem Diabetes Care, Inc. (a)	18,468	1,767,018
		8,045,048
Health Care – Services — 4.5%
Addus HomeCare Corp. (a)	17,497	2,048,724
LHC Group, Inc. (a)	11,047	2,356,546
Tenet Healthcare Corp. (a)	35,424	1,414,480
		5,819,750
Household Products & Wares — 1.5%
Acco Brands Corp.	227,534	1,922,662
Pharmaceuticals — 1.2%
Collegium Pharmaceutical, Inc. (a)	30,826	617,445
G1 Therapeutics, Inc. (a) (b)	29,753	535,256
uniQure NV (a)	11,231	405,776
		1,558,477
		33,944,375
Diversified — 0.3%
Holding Company – Diversified — 0.3%
Social Capital Hedosophia Holdings Corp. III Class A (a)	24,503	410,915
Energy — 3.4%
Energy – Alternate Sources — 2.3%
Renewable Energy Group, Inc. (a)	42,856	3,035,062
Oil & Gas — 0.6%
CNX Resources Corp. (a)	70,242	758,614
Pipelines — 0.5%
Noble Midstream Partners LP (c)	59,918	624,345
		4,418,021
Financial — 20.0%
Banks — 5.4%
The Bank of NT Butterfield & Son Ltd.	45,604	1,421,021

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
BankUnited, Inc.	47,469	$1,650,972
Cathay General Bancorp	33,705	1,084,964
CIT Group, Inc.	33,234	1,193,100
Heritage Financial Corp.	40,856	955,622
Signature Bank	5,383	728,266
		7,033,945
Diversified Financial Services — 3.1%
Federated Hermes, Inc.	28,882	834,401
Focus Financial Partners, Inc. Class A (a)	30,975	1,347,413
Stifel Financial Corp.	37,233	1,878,777
		4,060,591
Insurance — 0.3%
Selectquote, Inc. (a) (b)	19,526	405,165
Real Estate Investment Trusts (REITS) — 5.8%
Brandywine Realty Trust	102,364	1,219,155
DiamondRock Hospitality Co.	199,816	1,648,482
EPR Properties	38,367	1,246,927
Four Corners Property Trust, Inc.	71,996	2,143,321
National Storage Affiliates Trust	35,726	1,287,208
		7,545,093
Savings & Loans — 5.4%
Berkshire Hills Bancorp, Inc.	41,401	708,785
OceanFirst Financial Corp.	49,634	924,681
Pacific Premier Bancorp, Inc.	50,313	1,576,306
Sterling Bancorp	63,325	1,138,584
WSFS Financial Corp.	57,427	2,577,324
		6,925,680
		25,970,474
Industrial — 15.2%
Building Materials — 1.9%
Masonite International Corp. (a)	13,851	1,362,107
Summit Materials, Inc. Class A (a)	57,197	1,148,516
		2,510,623
Electrical Components & Equipment — 1.9%
Energizer Holdings, Inc.	28,479	1,201,244
EnerSys	14,364	1,193,074
		2,394,318
Electronics — 1.1%
Atkore International Group, Inc. (a)	35,121	1,443,824
Engineering & Construction — 3.5%
Comfort Systems USA, Inc.	12,201	642,505
KBR, Inc.	72,924	2,255,539
TopBuild Corp. (a)	8,967	1,650,645
		4,548,689

	Number of Shares	Value
Environmental Controls — 0.4%
US Ecology, Inc.	15,231	$553,342
Machinery – Diversified — 1.1%
Chart Industries, Inc. (a)	12,031	1,417,132
Metal Fabricate & Hardware — 2.7%
Rexnord Corp.	66,075	2,609,302
Valmont Industries, Inc.	4,881	853,833
		3,463,135
Miscellaneous - Manufacturing — 1.1%
EnPro Industries, Inc.	18,738	1,415,094
Transportation — 1.5%
CryoPort, Inc. (a) (b)	25,603	1,123,460
Hub Group, Inc. Class A (a)	13,587	774,459
		1,897,919
		19,644,076
Technology — 12.7%
Computers — 2.5%
CACI International, Inc. Class A (a)	7,064	1,761,267
Perspecta, Inc.	62,505	1,505,121
		3,266,388
Semiconductors — 4.7%
Allegro MicroSystems, Inc. (a)	16,514	440,263
Brooks Automation, Inc.	26,653	1,808,406
MKS Instruments, Inc.	14,377	2,163,020
Semtech Corp. (a)	23,961	1,727,348
		6,139,037
Software — 5.5%
1Life Healthcare, Inc. (a) (b)	23,019	1,004,779
Bottomline Technologies de, Inc. (a)	37,076	1,955,388
Envestnet, Inc. (a)	11,538	949,462
Everbridge, Inc. (a)	5,013	747,288
j2 Global, Inc. (a)	25,008	2,443,032
		7,099,949
		16,505,374
Utilities — 3.1%
Electric — 2.1%
Avista Corp.	29,732	1,193,443
Evoqua Water Technologies Corp. (a)	55,752	1,504,189
		2,697,632
Gas — 1.0%
National Fuel Gas Co.	19,907	818,775

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
South Jersey Industries, Inc.	25,211	$543,297
		1,362,072
		4,059,704

TOTAL COMMON STOCK (Cost $89,567,436)		128,353,724

TOTAL EQUITIES (Cost $89,567,436)		128,353,724

MUTUAL FUNDS — 0.5%
Diversified Financial Services — 0.5%
State Street Navigator Securities Lending Prime Portfolio (d)	610,629	610,629

TOTAL MUTUAL FUNDS (Cost $610,629)		610,629

TOTAL LONG-TERM INVESTMENTS (Cost $90,178,065)		128,964,353
	Principal Amount
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 1.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/20, 0.000%, due 1/04/21 (e)	$1,459,998	1,459,998

TOTAL SHORT-TERM INVESTMENTS (Cost $1,459,998)		1,459,998

TOTAL INVESTMENTS — 100.6% (Cost $91,638,063) (f)		130,424,351

Other Assets/(Liabilities) — (0.6)%		(836,048)

NET ASSETS — 100.0%		$129,588,303

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2020, was $8,370,606 or 6.46% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $7,963,702 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Security is a Master Limited Partnership.
(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $1,459,998. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 12/30/21, and an aggregate market value, including accrued interest, of $1,489,266.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Special Situations Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
EQUITIES — 100.1%
COMMON STOCK — 100.1%
Basic Materials — 8.3%
Chemicals — 7.6%
Dow, Inc.	45,082	$2,502,051
GCP Applied Technologies, Inc. (a)	2,992	70,761
Ingevity Corp. (a)	2,561	193,944
		2,766,756
Mining — 0.7%
Alcoa Corp. (a)	11,537	265,928
		3,032,684
Communications — 26.4%
Internet — 24.5%
Chewy, Inc. Class A (a) (b)	4,688	421,404
DoorDash, Inc. Class A (a)	2,134	304,628
Lyft, Inc. Class A (a) (b)	15,335	753,409
Pinterest, Inc. (a)	31,054	2,046,459
Snap, Inc. Class A (a)	55,539	2,780,838
Uber Technologies, Inc. (a)	50,948	2,598,348
		8,905,086
Media — 1.9%
Altice USA, Inc. Class A (a)	15,120	572,594
Madison Square Garden Entertainment Corp. (a)	1,095	115,019
		687,613
		9,592,699
Consumer, Cyclical — 7.4%
Apparel — 0.3%
Kontoor Brands, Inc. (a) (b)	2,911	118,070
Auto Parts & Equipment — 0.9%
Adient PLC (a)	5,826	202,570
Veoneer, Inc. (a) (b)	5,817	123,902
		326,472
Distribution & Wholesale — 2.0%
IAA, Inc. (a)	8,354	542,843
Resideo Technologies, Inc. (a)	8,718	185,345
		728,188
Entertainment — 2.8%
Penn National Gaming, Inc. (a)	9,168	791,840
Warner Music Group Corp. Class A	5,497	208,831
		1,000,671
Lodging — 1.4%
Hilton Grand Vacations, Inc. (a)	5,281	165,559
Wyndham Hotels & Resorts, Inc.	5,789	344,098
		509,657
		2,683,058

	Number of Shares	Value
Consumer, Non-cyclical — 15.8%
Biotechnology — 5.9%
Corteva, Inc.	45,285	$1,753,435
Maravai LifeSciences Holdings, Inc. (a)	3,958	111,022
Royalty Pharma PLC Class A (b)	5,299	265,215
		2,129,672
Foods — 3.2%
Lamb Weston Holdings, Inc.	9,086	715,432
US Foods Holding Corp. (a)	13,731	457,379
		1,172,811
Health Care – Products — 2.6%
Avantor, Inc. (a)	31,975	900,096
Varex Imaging Corp. (a)	2,432	40,566
		940,662
Health Care – Services — 0.8%
PPD, Inc. (a)	6,726	230,164
Sotera Health Co. (a)	2,927	80,317
		310,481
Household Products & Wares — 0.3%
Reynolds Consumer Products, Inc.	3,383	101,625
Pharmaceuticals — 3.0%
Covetrus, Inc. (a)	6,150	176,751
Elanco Animal Health, Inc. (a)	29,298	898,570
		1,075,321
		5,730,572
Energy — 1.6%
Energy – Alternate Sources — 0.6%
Array Technologies, Inc. (a)	4,886	210,782
Oil & Gas Services — 0.5%
ChampionX Corp. (a)	11,532	176,440
Pipelines — 0.5%
Equitrans Midstream Corp.	25,226	202,817
		590,039
Financial — 11.3%
Diversified Financial Services — 1.4%
Rocket Cos., Inc. (a) (b)	7,159	144,755
Tradeweb Markets, Inc. Class A	5,670	354,091
		498,846
Insurance — 3.2%
Athene Holding Ltd. Class A (a)	7,734	333,645
Brighthouse Financial, Inc. (a)	5,554	201,082
Equitable Holdings, Inc.	24,854	636,014
		1,170,741
Real Estate — 0.2%
Newmark Group, Inc. Class A	9,872	71,967

The accompanying notes are an integral part of the financial statements.

MML Special Situations Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 6.5%
Invitation Homes, Inc.	34,806	$1,033,738
JBG SMITH Properties	6,905	215,919
Park Hotels & Resorts, Inc.	14,620	250,733
VICI Properties, Inc.	33,343	850,247
		2,350,637
		4,092,191
Industrial — 17.5%
Building Materials — 5.8%
The AZEK Co., Inc. (a)	6,525	250,886
Carrier Global Corp.	49,527	1,868,159
		2,119,045
Electronics — 5.5%
Fortive Corp.	20,938	1,482,829
nVent Electric PLC	10,576	246,315
Vontier Corp. (a)	8,359	279,191
		2,008,335
Engineering & Construction — 1.2%
Arcosa, Inc.	2,995	164,515
frontdoor, Inc. (a)	5,302	266,214
		430,729
Machinery – Diversified — 5.0%
Otis Worldwide Corp.	25,104	1,695,775
Welbilt, Inc. (a)	7,991	105,481
		1,801,256
		6,359,365
Technology — 11.8%
Computers — 0.6%
Perspecta, Inc.	8,490	204,439
Software — 11.2%
Avaya Holdings Corp. (a)	4,657	89,182
C3.ai, Inc. (a)	979	135,836
Concentrix Corp. (a)	2,556	252,277
Dropbox, Inc. Class A (a)	18,244	404,834
Snowflake, Inc. Class A (a) (b)	2,015	567,021
Zoom Video Communications, Inc. Class A (a)	7,109	2,398,008
ZoomInfo Technologies, Inc. Class A (a) (b)	5,072	244,623
		4,091,781
		4,296,220

TOTAL COMMON STOCK (Cost $31,818,475)		36,376,828

TOTAL EQUITIES (Cost $31,818,475)		36,376,828

	Number of Shares	Value
MUTUAL FUNDS — 2.0%
Diversified Financial Services — 2.0%
State Street Navigator Securities Lending Prime Portfolio (c)	729,174	$729,174

TOTAL MUTUAL FUNDS (Cost $729,174)		729,174

TOTAL LONG-TERM INVESTMENTS (Cost $32,547,649)		37,106,002

TOTAL INVESTMENTS — 102.1% (Cost $32,547,649) (d)		37,106,002

Other Assets/(Liabilities) — (2.1)%		(749,340)

NET ASSETS — 100.0%		$36,356,662

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2020, was $2,089,646 or 5.75% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $1,416,859 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
EQUITIES — 98.9%
COMMON STOCK — 95.5%
Belgium — 1.1%
Anheuser-Busch InBev SA	17,176	$1,200,302
Bermuda — 1.6%
Credicorp Ltd.	6,412	1,051,696
Jardine Strategic Holdings Ltd.	33,489	833,357
		1,885,053
Brazil — 3.4%
Ambev SA	197,913	598,051
B3 SA - Brasil Bolsa Balcao	85,253	1,022,604
Vale SA Sponsored ADR	131,868	2,210,108
		3,830,763
Cayman Islands — 23.3%
Alibaba Group Holding Ltd. Sponsored ADR (a)	16,495	3,838,881
Alibaba Group Holding Ltd. (a)	6,400	186,993
Blue Moon Group Holdings Ltd. (a) (b)	66,432	130,765
Budweiser Brewing Co. APAC Ltd. (b)	235,300	777,852
Hansoh Pharmaceutical Group Co. Ltd. (a) (b)	80,000	389,068
Huazhu Group Ltd. ADR	76,424	3,441,373
Innovent Biologics, Inc. (a) (b)	67,000	711,616
Meituan (a)	23,800	910,263
NetEase, Inc. ADR	450	43,096
New Oriental Education & Technology Group, Inc. Sponsored ADR (a)	3,231	600,352
OneConnect Financial Technology Co. Ltd. (a)	44,824	883,481
Pagseguro Digital Ltd. Class A (a)	23,303	1,325,475
Pinduoduo, Inc. ADR (a)	12,416	2,205,951
Tencent Holdings Ltd.	110,509	8,074,586
Wuxi Biologics Cayman, Inc. (a) (b)	49,500	659,343
ZTO Express Cayman, Inc. (a)	5,387	157,581
ZTO Express Cayman, Inc. ADR	81,146	2,366,217
		26,702,893
Chile — 0.8%
Falabella SA	231,502	860,092
China — 4.6%
Jiangsu Hengrui Medicine Co. Ltd. Class A	150,787	2,575,870
Ping An Insurance Group Co. of China Ltd. Class A	188,962	2,514,254
Remegen Co. Ltd. (a) (b)	12,159	148,999
		5,239,123

	Number of Shares	Value
Colombia — 0.4%
Grupo Aval Acciones y Valores SA (c)	67,275	$462,852
Egypt — 0.7%
Commercial International Bank Egypt SAE	197,436	743,060
France — 5.4%
Kering SA	7,195	5,230,748
LVMH Moet Hennessy Louis Vuitton SE	79	49,362
Pernod Ricard SA	4,922	943,489
		6,223,599
Hong Kong — 3.9%
AIA Group Ltd.	366,600	4,515,657
India — 14.6%
HDFC Bank Ltd. (a)	52,639	1,038,433
Housing Development Finance Corp. Ltd.	161,114	5,661,599
Infosys Ltd.	72,314	1,241,769
Kotak Mahindra Bank Ltd. (a)	166,034	4,543,354
Oberoi Realty Ltd. (a)	62,677	498,405
Tata Consultancy Services Ltd.	70,775	2,779,588
Zee Entertainment Enterprises Ltd.	315,798	970,790
		16,733,938
Indonesia — 1.2%
Bank Central Asia Tbk PT	372,900	898,480
Indocement Tunggal Prakarsa Tbk PT	248,897	256,797
Semen Indonesia Persero Tbk PT	286,200	253,612
		1,408,889
Italy — 2.0%
Moncler SpA (a)	6,265	383,206
PRADA SpA (a)	292,800	1,936,481
		2,319,687
Luxembourg — 0.1%
Allegro.eu SA (a) (b)	5,831	132,499
Mexico — 5.6%
Alsea SAB de CV (a)	178,974	232,132
Fomento Economico Mexicano SAB de CV	269,818	2,046,465
Fomento Economico Mexicano SAB de CV Sponsored ADR	7,681	581,989
Grupo Aeroportuario del Sureste SAB de CV Class B (a)	29,864	494,930
Grupo Financiero Inbursa SAB de CV Class O (a)	383,734	386,058
Grupo Mexico SAB de CV Series B	552,967	2,345,028
Wal-Mart de Mexico SAB de CV	101,000	283,721
		6,370,323

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Netherlands — 3.2%
Yandex NV Class A (a)	52,425	$3,647,731
Philippines — 2.6%
Ayala Land, Inc.	1,165,900	992,983
SM Investments Corp.	68,500	1,498,416
SM Prime Holdings, Inc.	603,812	484,147
		2,975,546
Republic of Korea — 1.7%
AMOREPACIFIC Group	3,734	188,865
Samsung Biologics Co. Ltd. (a) (b)	2,243	1,702,292
		1,891,157
Russia — 4.3%
Novatek PJSC Sponsored GDR Registered (b)	307	50,164
Novatek PJSC Sponsored GDR Registered (b)	23,575	3,824,878
Polyus PJSC (a)	1,511	311,773
Polyus PJSC GDR (b) (d)	9	907
Polyus PJSC GDR (b) (d)	3,164	318,931
Sberbank of Russia PJSC	116,447	426,742
		4,933,395
South Africa — 0.6%
FirstRand Ltd.	202,967	707,768
Switzerland — 1.7%
Cie Financiere Richemont SA Registered	22,046	1,992,128
Taiwan — 8.6%
MediaTek, Inc.	12,000	320,470
Taiwan Semiconductor Manufacturing Co. Ltd.	505,000	9,484,648
		9,805,118
Turkey — 0.5%
Akbank T.A.S. (a)	574,977	537,975
United States — 3.6%
Yum China Holdings, Inc.	72,601	4,144,791

TOTAL COMMON STOCK (Cost $78,137,268)		109,264,339

PREFERRED STOCK — 3.4%
Brazil — 1.5%
Lojas Americanas SA 0.640%	337,522	1,716,247
India — 0.0%
Zee Entertainment Enterprises Ltd.
6.000%	503,840	27,444

	Number of Shares	Value
Singapore — 1.9%
Grab Holdings, Inc. (Acquired 6/18/19, Cost $2,160,355) (a) (d) (e) (f)	350,542	$2,160,355

TOTAL PREFERRED STOCK (Cost $3,951,070)		3,904,046

TOTAL EQUITIES (Cost $82,088,338)		113,168,385

MUTUAL FUNDS — 0.4%
United States — 0.4%
State Street Navigator Securities Lending Prime Portfolio (g)	486,403	486,403

TOTAL MUTUAL FUNDS (Cost $486,403)		486,403

WARRANTS — 0.0%
Switzerland — 0.0%
Cie Financiere Richemont SA, Expires 11/22/23, Strike 67.00 (a)	48,648	12,639

TOTAL WARRANTS (Cost $0)		12,639

TOTAL LONG-TERM INVESTMENTS (Cost $82,574,741)		113,667,427
	Principal Amount
SHORT-TERM INVESTMENTS — 0.9%
Repurchase Agreement — 0.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/20, 0.000%, due 1/04/21 (h)	$966,520	966,520

TOTAL SHORT-TERM INVESTMENTS (Cost $966,520)		966,520

TOTAL INVESTMENTS — 100.2% (Cost $83,541,261) (i)		114,633,947

Other Assets/(Liabilities) — (0.2)%		(252,183)

NET ASSETS — 100.0%		$114,381,764

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2020, the aggregate market value of these securities amounted to $8,847,314 or 7.73% of net assets.

(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2020, was $461,579 or 0.40% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2020, these securities amounted to a value of $2,480,193 or 2.17% of net assets.

(e)	Investment was valued using significant unobservable inputs.
(f)

Restricted security. Certain securities are restricted as to resale. At December 31, 2020, these securities amounted to a value of $2,160,355 or 1.89% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(g)	Represents investment of security lending cash collateral. (Note 2).
(h)

Maturity value of $966,520. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 12/30/21, and an aggregate market value, including accrued interest, of $985,852.

(i)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Financial	24.3%
Consumer, Cyclical	19.0%
Communications	17.5%
Technology	12.9%
Consumer, Non-cyclical	12.3%
Industrial	5.0%
Basic Materials	4.5%
Energy	3.4%
Mutual Funds	0.4%
Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML U.S. Government Money Market Fund – Portfolio of Investments
December 31, 2020

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 100.2%
Discount Notes — 79.7%
Federal Farm Credit Bank
SOFR + .080% 0.170% FRN , 1/01/21, 1/14/21 (a)	$2,000,000	$2,000,000
1.544% , 1/29/21, 1/29/21 (a)	100,000	99,882
Federal Home Loan Bank
0.030% , 1/20/21, 1/20/21 (a)	6,300,000	6,299,900
3 mo. USD LIBOR - .170% 0.064% FRN , 1/06/21, 1/06/21 (a)	5,600,000	5,600,016
0.076% , 2/03/21, 2/03/21 (a)	11,300,000	11,299,223
0.076% , 3/10/21, 3/10/21 (a)	4,400,000	4,399,377
0.081% , 1/08/21, 1/08/21 (a)	1,500,000	1,499,977
0.086% , 1/06/21, 1/06/21 (a)	3,000,000	2,999,965
0.086% , 3/03/21, 3/03/21 (a)	4,000,000	3,999,424
0.086% , 3/17/21, 3/17/21 (a)	15,500,000	15,497,255
0.087% , 6/02/21, 6/02/21 (a)	4,000,000	3,998,547
SOFR + .015% 0.105% FRN , 1/04/21, 5/19/21 (a)	15,000,000	15,000,000
SOFR + .015% 0.105% FRN , 1/04/21, 5/21/21 (a)	2,000,000	2,000,000
SOFR + .015% 0.105% FRN , 1/04/21, 6/15/21 (a)	16,000,000	16,000,000
0.107% , 4/28/21, 4/28/21 (a)	12,396,000	12,391,770
SOFR + .020% 0.110% FRN , 1/04/21, 8/23/21 (a)	15,000,000	15,000,000
SOFR + .030% 0.120% FRN , 1/04/21, 1/28/21 (a)	14,000,000	14,000,000
SOFR + .050% 0.140% FRN , 1/04/21, 1/28/21 (a)	2,400,000	2,400,000
SOFR + .055% 0.145% FRN , 1/04/21, 5/13/22 (a)	10,000,000	10,000,000
SOFR + .060% 0.150% FRN , 1/04/21, 2/11/22 (a)	6,500,000	6,500,000
SOFR + .065% 0.155% FRN , 1/04/21, 2/26/21 (a)	5,000,000	5,000,000
0.376% , 1/20/21, 1/20/21 (a)	15,000,000	14,997,071
Federal Home Loan Mortgage Corp. SOFR + .030% 0.120% FRN, 1/01/21, 1/12/21(a)	7,000,000	7,000,001
		177,982,408

	Principal Amount	Value
Repurchase Agreement — 6.7%
HSBC Securities (USA) Inc., Tri-Party Repurchase Agreement, dated 12/31/20, 0.050%, due 1/04/21 (b)	$15,000,000	$15,000,000
U.S. Treasury Bill — 13.8%
U.S. Treasury Bill
0.000% 1/14/21	8,500,000	8,499,732
0.000% 1/28/21	9,900,000	9,899,443
0.000% 2/02/21	8,300,000	8,299,563
0.000% 4/08/21	4,200,000	4,199,083
		30,897,821

TOTAL SHORT-TERM INVESTMENTS (Cost $223,880,229)		223,880,229

TOTAL INVESTMENTS — 100.2% (Cost $223,880,229) (c)		223,880,229

Other Assets/(Liabilities) — (0.2)%		(492,206)

NET ASSETS — 100.0%		$223,388,023

Abbreviation Legend

FRN	Floating Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	The stated maturity dates reflect reset date and final maturity date, respectively.
(b)

Maturity value of $15,000,083. Collateralized by U.S. Government Agency obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 8/15/45 - 2/15/49, and an aggregate market value, including accrued interest, of $15,300,000.

(c)	See Note 6 for aggregate cost for federal tax purposes.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements
Statements of Assets and Liabilities December 31, 2020

	MML Blend Fund	MML Dynamic Bond Fund
Assets:
Investments, at value (Note 2) (a)	$791,499,550	$324,945,614
Repurchase agreements, at value (Note 2) (b)	1,084,404	2,155,811
Other short-term investments, at value (Note 2) (c)	—	249,930
Total investments (d)	792,583,954	327,351,355
Cash	—	—
Foreign currency, at value (e)	—	—
Receivables from:
Investments sold
Regular delivery	2,586,915	111,684
Fund shares sold	314,772	521
Collateral pledged for open futures contracts (Note 2)	—	—
Investment adviser (Note 3)	—	—
Interest and dividends	6,699	1,689,968
Interest tax reclaim	592	—
Foreign taxes withheld	—	—
Open swap agreements, at value (Note 2)	—	—
Total assets	795,492,932	329,153,528
Liabilities:
Payables for:
Investments purchased
Regular delivery	2,173,064	332,168
Delayed delivery	—	—
Collateral held for open swap agreements (Note 2)	—	—
Collateral held for open purchased options (Note 2)	—	—
Interest and dividends	—	—
Fund shares repurchased	380,121	533,732
Collateral held for securities on loan (Note 2) (f)	14,726,250	—
Open swap agreements, at value (Note 2)	—	—
Trustees’ fees and expenses (Note 3)	179,788	33,787
Variation margin on open derivative instruments (Note 2)	—	—
Affiliates (Note 3):
Administration fees	—	42,711
Investment advisory fees	266,454	113,894
Service fees	112,061	7,613
Due to custodian	3	—
Commitment and Contingent Liabilities (Note 9)	—	—
Accrued expense and other liabilities	60,673	118,169
Total liabilities	17,898,414	1,182,074
Net assets	$777,594,518	$327,971,454
Net assets consist of:
Paid-in capital	$531,312,376	$312,028,865
Accumulated Gain (Loss)	246,282,142	15,942,589
Net assets	$777,594,518	$327,971,454

(a)	Cost of investments:	$770,487,321	$318,501,193
(b)	Cost of repurchase agreements:	$1,084,404	$2,155,811
(c)	Cost of other short-term investments:	$—	$249,925
(d)	Securities on loan with market value of:	$20,897,235	$—
(e)	Cost of foreign currency:	$—	$—
(f)	Non-cash collateral is not included.

The accompanying notes are an integral part of the financial statements.

MML Equity Fund	MML Equity Momentum Fund	MML Equity Rotation Fund	MML High Yield Fund	MML Inflation- Protected and Income Fund

$776,728,113	$40,320,209	$41,037,601	$95,311,945	$261,894,181
2,699,237	—	274,992	1,812,986	4,836,327
454,618	—	—	—	56,982,549
779,881,968	40,320,209	41,312,593	97,124,931	323,713,057
—	44,022	—	256,773	—
—	3,748	—	—	—

784,539	—	—	3,379	944,722
1,149,065	33	39	4,038	9,957,536
—	—	—	—	125,000
—	—	—	5,845	13,040
666,921	12,470	55,853	1,601,054	341,030
—	—	—	—	—
20,332	9,382	—	—	—
—	—	—	—	4,639,031
782,502,825	40,389,864	41,368,485	98,996,020	339,733,416

628,917	—	241,347	1,036,885	—
—	—	—	157,342	—
—	—	—	—	3,340,000
—	—	—	—	1,290,000
—	—	—	—	256,509
173,902	—	—	114,005	300,096
273,983	—	30,445	—	—
—	—	—	—	4,270
222,924	2,092	2,179	19,181	77,148
—	—	—	—	7,616

—	5,023	5,137	12,525	—
267,335	20,093	15,410	50,102	156,160
56,432	1,224	1,291	28,460	28,729
—	—	—	—	—
—	—	—	—	—
70,009	22,749	29,345	45,804	66,050
1,693,502	51,181	325,154	1,464,304	5,526,578
$780,809,323	$40,338,683	$41,043,331	$97,531,716	$334,206,838

$647,002,950	$32,241,381	$29,624,060	$101,164,604	$301,299,873
133,806,373	8,097,302	11,419,271	(3,632,888)	32,906,965
$780,809,323	$40,338,683	$41,043,331	$97,531,716	$334,206,838

$612,736,733	$38,554,907	$38,739,968	$93,241,748	$259,100,221
$2,699,237	$—	$274,992	$1,812,986	$4,836,327
$454,618	$—	$—	$—	$56,981,960
$3,054,690	$—	$425,922	$—	$—
$—	$3,705	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Statements of Assets and Liabilities December 31, 2020

	MML Blend Fund	MML Dynamic Bond Fund
Initial Class shares:
Net assets	$591,889,296	$—
Shares outstanding (a)	23,872,409	—
Net asset value, offering price and redemption price per share	$24.79	$—
Class II shares:
Net assets	$—	$315,513,674
Shares outstanding (a)	—	30,229,445
Net asset value, offering price and redemption price per share	$—	$10.44
Service Class shares:
Net assets	$185,705,222	$—
Shares outstanding (a)	7,529,909	—
Net asset value, offering price and redemption price per share	$24.66	$—
Service Class I shares:
Net assets	$—	$12,457,780
Shares outstanding (a)	—	1,198,582
Net asset value, offering price and redemption price per share	$—	$10.39

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Equity Fund	MML Equity Momentum Fund	MML Equity Rotation Fund	MML High Yield Fund	MML Inflation- Protected and Income Fund

$686,468,379	$—	$—	$—	$288,025,514
27,416,967	—	—	—	25,236,678
$25.04	$—	$—	$—	$11.41

$—	$38,291,057	$38,833,638	$50,804,724	$—
—	2,888,630	2,625,041	5,030,345	—
$—	$13.26	$14.79	$10.10	$—

$94,340,944	$—	$—	$—	$46,181,324
3,833,235	—	—	—	4,077,648
$24.61	$—	$—	$—	$11.33

$—	$2,047,626	$2,209,693	$46,726,992	$—
—	155,630	150,027	4,654,895	—
$—	$13.16	$14.73	$10.04	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Statements of Assets and Liabilities December 31, 2020

	MML Managed Bond Fund	MML Short-Duration Bond Fund
Assets:
Investments, at value (Note 2) (a)	$1,005,389,382	$181,186,764
Repurchase agreements, at value (Note 2) (b)	1,309,931	388,093
Other short-term investments, at value (Note 2) (c)	141,957,689	8,498,861
Total investments (d)	1,148,657,002	190,073,718
Cash	589	42,592
Foreign currency, at value (e)	—	—
Receivables from:
Investments sold
Regular delivery	—	—
Delayed delivery	6,463,867	—
Fund shares sold	16,099,393	1,367
Investment adviser (Note 3)	—	—
Variation margin on open derivative instruments (Note 2)	230,327	—
Interest and dividends	5,658,455	951,183
Interest tax reclaim	—	351
Foreign taxes withheld	—	—
Total assets	1,177,109,633	191,069,211
Liabilities:
Payables for:
Investments purchased
Regular delivery	—	—
Delayed delivery	144,718,879	—
Collateral held for open purchased options (Note 2)	2,105,000	150,000
Collateral held for when-issued securities (Note 2)	350,000	—
Fund shares repurchased	969,038	235,969
Collateral held for securities on loan (Note 2) (f)	—	—
Trustees’ fees and expenses (Note 3)	219,765	32,027
Variation margin on open derivative instruments (Note 2)	—	23,804
Affiliates (Note 3):
Administration fees	—	24,572
Investment advisory fees	341,949	57,334
Service fees	164,731	27,971
Commitment and Contingent Liabilities (Note 9)	—	—
Accrued expense and other liabilities	94,412	47,547
Total liabilities	148,963,774	599,224
Net assets	$1,028,145,859	$190,469,987
Net assets consist of:
Paid-in capital	$940,703,340	$193,793,064
Accumulated Gain (Loss)	87,442,519	(3,323,077)
Net assets	$1,028,145,859	$190,469,987

(a)	Cost of investments:	$968,119,883	$179,188,105
(b)	Cost of repurchase agreements:	$1,309,931	$388,093
(c)	Cost of other short-term investments:	$141,960,074	$8,498,485
(d)	Securities on loan with market value of:	$—	$—
(e)	Cost of foreign currency:	$—	$—
(f)	Non-cash collateral is not included.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund	MML Special Situations Fund	MML Strategic Emerging Markets Fund	MML U.S. Government Money Market Fund

$128,964,353	$37,106,002	$113,667,427	$—
1,459,998	—	966,520	15,000,000
—	—	—	208,880,229
130,424,351	37,106,002	114,633,947	223,880,229
—	13,802	—	13,687
—	—	65,805	—

118,019	—	1,233,496	—
—	—	—	—
35,436	68	216	128,119
—	—	—	77,640
—	—	—	—
67,668	20,467	41,040	13,492
—	—	—	—
—	—	9,869	—
130,645,474	37,140,339	115,984,373	224,113,167

—	—	172,040	—
—	—	—	—
—	—	—	—
—	—	—	—
291,366	—	172,520	555,980
610,629	729,174	486,403	—
28,141	1,821	13,469	46,512
—	—	—	—

—	4,648	15,521	—
69,274	18,595	113,850	93,030
14,719	665	10,449	—
—	—	—	—
43,042	28,774	618,357	29,622
1,057,171	783,677	1,602,609	725,144
$129,588,303	$36,356,662	$114,381,764	$223,388,023

$81,125,034	$25,727,910	$67,575,908	$223,426,146
48,463,269	10,628,752	46,805,856	(38,123)
$129,588,303	$36,356,662	$114,381,764	$223,388,023

$90,178,065	$32,547,649	$82,574,741	$—
$1,459,998	$—	$966,520	$15,000,000
$—	$—	$—	$208,880,229
$8,370,606	$2,089,646	$461,579	$—
$—	$—	$64,451	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Statements of Assets and Liabilities December 31, 2020

	MML Managed Bond Fund	MML Short-Duration Bond Fund
Initial Class shares:
Net assets	$756,217,631	$—
Shares outstanding (a)	55,634,398	—
Net asset value, offering price and redemption price per share	$13.59	$—
Class II shares:
Net assets	$—	$142,513,880
Shares outstanding (a)	—	14,485,252
Net asset value, offering price and redemption price per share	$—	$9.84
Service Class shares:
Net assets	$271,928,228	$—
Shares outstanding (a)	20,100,809	—
Net asset value, offering price and redemption price per share	$13.53	$—
Service Class I shares:
Net assets	$—	$47,956,107
Shares outstanding (a)	—	4,890,725
Net asset value, offering price and redemption price per share	$—	$9.81

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund	MML Special Situations Fund	MML Strategic Emerging Markets Fund	MML U.S. Government Money Market Fund

$104,243,415	$—	$—	$223,388,023
9,382,467	—	—	223,388,957
$11.11	$—	$—	$1.00

$—	$35,231,795	$96,845,841	$—
—	2,367,895	6,710,731	—
$—	$14.88	$14.43	$—

$25,344,888	$—	$—	$—
2,331,431	—	—	—
$10.87	$—	$—	$—

$—	$1,124,867	$17,535,923	$—
—	76,022	1,214,891	—
$—	$14.80	$14.43	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Statements of Operations For the Year Ended December 31, 2020

	MML Blend Fund	MML Dynamic Bond Fund
Investment income (Note 2):
Dividends (a)	$12,113,266	$—
Interest (b)	7,296,263	12,377,492
Securities lending net income	17,451	2,279
Total investment income	19,426,980	12,379,771
Expenses (Note 3):
Investment advisory fees	2,955,590	1,414,398
Custody fees	89,876	105,435
Interest expense	—	—
Audit fees	40,415	57,905
Legal fees	26,677	9,655
Proxy fees	1,134	1,140
Shareholder reporting fees	80,610	59,209
Trustees’ fees	30,552	15,356
	3,224,854	1,663,098
Administration fees:
Class II	—	513,576
Service Class I	—	16,823
Distribution and Service fees:
Service Class	410,064	—
Service Class I	—	28,038
Total expenses	3,634,918	2,221,535
Expenses waived (Note 3):
Initial Class fees reimbursed by adviser	—	—
Service Class fees reimbursed by adviser	—	—
Class II advisory fees waived	—	—
Service Class I advisory fees waived	—	—
Net expenses:	3,634,918	2,221,535
Net investment income (loss)	15,792,062	10,158,236
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	207,781,865	6,427,123
Futures contracts	2,713,504	—
Swap agreements	244,885	—
Foreign currency transactions	—	—
Forward contracts	—	—
Net realized gain (loss)	210,740,254	6,427,123
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(138,571,303)	(2,444,603)
Futures contracts	488,282	—
Swap agreements	—	—
Translation of assets and liabilities in foreign currencies	—	—
Forward contracts	—	—
Net change in unrealized appreciation (depreciation)	(138,083,021)	(2,444,603)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	72,657,233	3,982,520
Net increase (decrease) in net assets resulting from operations	$88,449,295	$14,140,756

(a)	Net of foreign withholding tax of:	$—	$—
(b)	Net of foreign withholding tax of:	$2,818	$174

The accompanying notes are an integral part of the financial statements.

MML Equity Fund	MML Equity Momentum Fund	MML Equity Rotation Fund	MML High Yield Fund	MML Inflation- Protected and Income Fund

$18,290,369	$283,721	$651,658	$—	$—
9,007	90,821	1,113	7,902,087	7,542,070
12,523	17,734	753	28,614	1,553
18,311,899	392,276	653,524	7,930,701	7,543,623

2,934,337	205,373	152,978	706,163	1,854,867
90,016	17,069	15,507	65,435	46,417
—	—	—	—	444,154
39,624	33,220	33,220	39,859	41,859
17,644	1,347	1,355	2,197	9,175
1,134	1,134	1,134	1,134	1,134
84,064	13,586	13,289	29,093	55,007
30,572	1,445	1,424	5,230	14,154
3,197,391	273,174	218,907	849,111	2,466,767

—	48,609	48,224	109,658	—
—	2,734	2,769	66,883	—

214,477	—	—	—	111,676
—	4,557	4,615	111,471	—
3,411,868	329,074	274,515	1,137,123	2,578,443

—	—	—	—	(20,994)
—	—	—	—	(3,385)
—	(11,193)	(2,029)	(51,133)	—
—	(600)	(116)	(31,253)	—
3,411,868	317,281	272,370	1,054,737	2,554,064
14,900,031	74,995	381,154	6,875,964	4,989,559

(38,496,485)	4,761,880	9,527,241	(5,851,673)	18,731,929
—	4,505,446	—	—	(440,672)
—	—	—	—	15,992,429
4,574	(4,256)	—	—	1
—	8,222	—	—	—
(38,491,911)	9,271,292	9,527,241	(5,851,673)	34,283,687

40,370,174	(1,885,077)	(2,274,868)	3,918,300	(9,668,975)
—	(677,644)	—	—	91,932
—	—	—	—	4,073,862
(183)	2,036	—	—	—
—	(1,731)	—	—	—
40,369,991	(2,562,416)	(2,274,868)	3,918,300	(5,503,181)
1,878,080	6,708,876	7,252,373	(1,933,373)	28,780,506
$16,778,111	$6,783,871	$7,633,527	$4,942,591	$33,770,065

$42,451	$2,725	$1,771	$—	$—
$—	$—	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Statements of Operations For the Year Ended December 31, 2020

	MML Managed Bond Fund	MML Short-Duration Bond Fund
Investment income (Note 2):
Dividends (a)	$1,008,947	$175,380
Interest (b)	36,819,894	6,711,990
Securities lending net income	13,841	989
Total investment income	37,842,682	6,888,359
Expenses (Note 3):
Investment advisory fees	4,053,886	676,838
Custody fees	93,127	33,659
Audit fees	42,016	40,606
Legal fees	35,749	2,798
Proxy fees	1,134	1,134
Shareholder reporting fees	111,521	39,001
Trustees’ fees	44,296	8,378
	4,381,729	802,414
Administration fees:
Class II	—	234,274
Service Class I	—	55,799
Distribution and Service fees:
Service Class	648,050	—
Service Class I	—	92,998
Total expenses	5,029,779	1,185,485
Expenses waived (Note 3):
Initial Class fees reimbursed by adviser	—	—
Class II fees reimbursed by adviser	—	—
Service Class I fees reimbursed by adviser	—	—
Class II advisory fees waived	—	—
Service Class I advisory fees waived	—	—
Net expenses:	5,029,779	1,185,485
Net investment income (loss)	32,812,903	5,702,874
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	14,579,480	890,156
Futures contracts	14,754,297	(3,834,570)
Swap agreements	802,496	146,163
Foreign currency transactions	—	—
Net realized gain (loss)	30,136,273	(2,798,251)
Net change in unrealized appreciation (depreciation) on:
Investment transactions	12,127,815	291,224
Futures contracts	581,116	(462,606)
Translation of assets and liabilities in foreign currencies	—	—
Net change in unrealized appreciation (depreciation)	12,708,931	(171,382)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	42,845,204	(2,969,633)
Net increase (decrease) in net assets resulting from operations	$75,658,107	$2,733,241

(a)	Net of foreign withholding tax of:	$—	$—
(b)	Net of foreign withholding tax of:	$—	$5,091
*	Net of net increase (decrease) in accrued foreign capital gains tax of:	$—	$—

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund	MML Special Situations Fund	MML Strategic Emerging Markets Fund	MML U.S. Government Money Market Fund

$1,575,419	$348,860	$1,646,081	$—
1,836	551	6,185	989,122
15,029	2,165	14,144	—
1,592,284	351,576	1,666,410	989,122

684,597	166,546	1,350,654	925,503
23,702	14,854	164,782	22,527
39,017	33,205	52,724	33,778
2,465	1,340	2,740	1,753
1,134	1,134	1,134	1,134
23,263	12,416	27,222	17,751
4,502	1,136	5,564	7,749
778,680	230,631	1,604,820	1,010,195

—	40,291	169,409	—
—	1,346	23,541	—

52,180	—	—	—
—	2,243	39,236	—
830,860	274,511	1,837,006	1,010,195

—	—	—	(427,017)
—	—	(8,494)	—
—	—	(1,267)	—
—	(2,111)	(45,165)	—
—	(68)	(6,288)	—
830,860	272,332	1,775,792	583,178
761,424	79,244	(109,382)	405,944

8,225,016	9,047,920	16,988,124	699
—	—	—	—
—	—	—	—
—	—	(55,019)	—
8,225,016	9,047,920	16,933,105	699

13,174,273	(841,173)	4,073,155 *	—
—	—	—	—
—	—	1,075	—
13,174,273	(841,173)	4,074,230	—
21,399,289	8,206,747	21,007,335	699
$22,160,713	$8,285,991	$20,897,953	$406,643

$—	$—	$198,442	$—
$—	$—	$71	$—
$—	$—	$(242,354)	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML Blend Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$15,792,062	$15,290,622
Net realized gain (loss)	210,740,254	34,015,197
Net change in unrealized appreciation (depreciation)	(138,083,021)	84,549,765
Net increase (decrease) in net assets resulting from operations	88,449,295	133,855,584
Distributions to shareholders (Note 2):
Initial Class	(24,201,102)	(40,979,710)
Class II	—	—
Service Class	(7,363,875)	(9,724,022)
Service Class I	—	—
Total distributions	(31,564,977)	(50,703,732)
Net fund share transactions (Note 5):
Initial Class	(26,430,530)	(18,577,665)
Class II	—	—
Service Class	10,443,244	26,512,166
Service Class I	—	—
Increase (decrease) in net assets from fund share transactions	(15,987,286)	7,934,501
Total increase (decrease) in net assets	40,897,032	91,086,353
Net assets
Beginning of year	736,697,486	645,611,133
End of year	$777,594,518	$736,697,486

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund		MML Equity Fund
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

$10,158,236	$14,878,045	$14,900,031	$16,545,336
6,427,123	(21,876)	(38,491,911)	79,293,871
(2,444,603)	20,729,688	40,369,991	83,074,237
14,140,756	35,585,857	16,778,111	178,913,444

—	—	(84,655,474)	(50,723,440)
(1,117,750)	(14,724,090)	—	—
—	—	(11,874,652)	(6,619,264)
(38,159)	(274,456)	—	—
(1,155,909)	(14,998,546)	(96,530,126)	(57,342,704)

—	—	27,526,408	(12,725,542)
(85,156,775)	(52,559,883)	—	—
—	—	6,609,630	(100,034)
1,972,496	3,527,101	—	—
(83,184,279)	(49,032,782)	34,136,038	(12,825,576)
(70,199,432)	(28,445,471)	(45,615,977)	108,745,164

398,170,886	426,616,357	826,425,300	717,680,136
$327,971,454	$398,170,886	$780,809,323	$826,425,300

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML Equity Momentum Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$74,995	$216,363
Net realized gain (loss)	9,271,292	3,366,615
Net change in unrealized appreciation (depreciation)	(2,562,416)	5,677,370
Net increase (decrease) in net assets resulting from operations	6,783,871	9,260,348
Distributions to shareholders (Note 2):
Class II	(3,595,440)	(1,657,921)
Service Class I	(192,350)	(93,583)
Total distributions	(3,787,790)	(1,751,504)
Net fund share transactions (Note 5):
Class II	3,595,440	1,657,921
Service Class I	12,771	100,596
Increase (decrease) in net assets from fund share transactions	3,608,211	1,758,517
Total increase (decrease) in net assets	6,604,292	9,267,361
Net assets
Beginning of year	33,734,391	24,467,030
End of year	$40,338,683	$33,734,391

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund		MML High Yield Fund
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

$381,154	$259,945	$6,875,964	$7,496,907
9,527,241	242,105	(5,851,673)	(2,648,142)
(2,274,868)	4,240,106	3,918,300	9,543,649
7,633,527	4,742,156	4,942,591	14,392,414

(1,109,325)	(657,606)	(18,037)	(5,130,049)
(58,536)	(34,524)	(10,822)	(2,664,581)
(1,167,861)	(692,130)	(28,859)	(7,794,630)

1,109,325	657,606	(38,713,456)	2,719,177
(22,466)	73,105	(2,723,722)	5,213,508
1,086,859	730,711	(41,437,178)	7,932,685
7,552,525	4,780,737	(36,523,446)	14,530,469

33,490,806	28,710,069	134,055,162	119,524,693
$41,043,331	$33,490,806	$97,531,716	$134,055,162

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML Inflation- Protected and Income Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,989,559	$8,153,425
Net realized gain (loss)	34,283,687	194,123
Net change in unrealized appreciation (depreciation)	(5,503,181)	20,740,223
Net increase (decrease) in net assets resulting from operations	33,770,065	29,087,771
Distributions to shareholders (Note 2):
Initial Class	(316,265)	(7,592,814)
Class II	—	—
Service Class	(51,184)	(933,563)
Service Class I	—	—
Total distributions	(367,449)	(8,526,377)
Net fund share transactions (Note 5):
Initial Class	(55,189,580)	(15,902,153)
Class II	—	—
Service Class	(1,503,656)	(467,712)
Service Class I	—	—
Increase (decrease) in net assets from fund share transactions	(56,693,236)	(16,369,865)
Total increase (decrease) in net assets	(23,290,620)	4,191,529
Net assets
Beginning of year	357,497,458	353,305,929
End of year	$334,206,838	$357,497,458

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund		MML Short- Duration Bond Fund
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

$32,812,903	$37,758,398	$5,702,874	$6,010,397
30,136,273	30,487,594	(2,798,251)	(2,113,237)
12,708,931	36,271,548	(171,382)	4,826,501
75,658,107	104,517,540	2,733,241	8,723,661

(733,340)	(31,524,049)	—	—
—	—	(433)	(5,669,696)
(249,878)	(8,931,167)	—	—
—	—	(90)	(986,511)
(983,218)	(40,455,216)	(523)	(6,656,207)

(146,860,069)	18,148,687	—	—
—	—	(31,387,317)	(2,604,729)
(11,498,251)	(3,868,313)	—	—
—	—	11,114,998	5,283,556
(158,358,320)	14,280,374	(20,272,319)	2,678,827
(83,683,431)	78,342,698	(17,539,601)	4,746,281

1,111,829,290	1,033,486,592	208,009,588	203,263,307
$1,028,145,859	$1,111,829,290	$190,469,987	$208,009,588

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML Small Cap Equity Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$761,424	$829,975
Net realized gain (loss)	8,225,016	769,551
Net change in unrealized appreciation (depreciation)	13,174,273	24,207,655
Net increase (decrease) in net assets resulting from operations	22,160,713	25,807,181
Distributions to shareholders (Note 2):
Initial Class	(1,276,608)	(8,162,126)
Class II	—	—
Service Class	(269,088)	(1,918,740)
Service Class I	—	—
Total distributions	(1,545,696)	(10,080,866)
Net fund share transactions (Note 5):
Initial Class	(6,927,012)	(737,342)
Class II	—	—
Service Class	(1,506,540)	1,383,266
Service Class I	—	—
Increase (decrease) in net assets from fund share transactions	(8,433,552)	645,924
Total increase (decrease) in net assets	12,181,465	16,372,239
Net assets
Beginning of year	117,406,838	101,034,599
End of year	$129,588,303	$117,406,838

The accompanying notes are an integral part of the financial statements.

MML Special Situations Fund		MML Strategic Emerging Markets Fund
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

$79,244	$40,854	$(109,382)	$590,631
9,047,920	1,339,970	16,933,105	8,154,908
(841,173)	4,017,254	4,074,230	22,397,203
8,285,991	5,398,078	20,897,953	31,142,742

—	—	—	—
(3,959,893)	(38,829)	(3,818,915)	(320,921)
—	—	—	—
(127,231)	—	(476,372)	(885)
(4,087,124)	(38,829)	(4,295,287)	(321,806)

—	—	—	—
3,959,893	38,829	(42,829,509)	(14,466,841)
—	—	—	—
31,014	40,985	(1,756,826)	(441,125)
3,990,907	79,814	(44,586,335)	(14,907,966)
8,189,774	5,439,063	(27,983,669)	15,912,970

28,166,888	22,727,825	142,365,433	126,452,463
$36,356,662	$28,166,888	$114,381,764	$142,365,433

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML U.S. Government Money Market Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$405,944	$2,960,327
Net realized gain (loss)	699	1,649
Net change in unrealized appreciation (depreciation)	—	—
Net increase (decrease) in net assets resulting from operations	406,643	2,961,976
Distributions to shareholders (Note 2):
Initial Class	(405,972)	(2,960,404)
Total distributions	(405,972)	(2,960,404)
Net fund share transactions (Note 5):
Initial Class	48,488,132	(4,204,843)
Increase (decrease) in net assets from fund share transactions	48,488,132	(4,204,843)
Total increase (decrease) in net assets	48,488,803	(4,203,271)
Net assets
Beginning of year	174,899,220	179,102,491
End of year	$223,388,023	$174,899,220

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Blend Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 22.93	$ 0.51	$ 2.37	$ 2.88	$ —	$ (1.02)	$ (1.02)	24.79	12.87%	$ 591,889	0.45%	2.26%
12/31/19	20.35	0.49	3.71	4.20	(0.53)	(1.09)	(1.62)	22.93	21.38%	574,827	0.45%	2.24%
12/31/18	23.33	0.47	(1.39)	(0.92)	(0.48)	(1.58)	(2.06)	20.35	(4.34%)	527,007	0.45%	2.12%
12/31/17	21.54	0.42	2.74	3.16	(0.47)	(0.90)	(1.37)	23.33	15.25%	607,368	0.45%	1.91%
12/31/16	22.22	0.43	1.48	1.91	(0.46)	(2.13)	(2.59)	21.54	9.42%	581,972	0.46%	2.03%
Service Class
12/31/20	$ 22.87	$ 0.46	$ 2.35	$ 2.81	$ —	$ (1.02)	$ (1.02)	24.66	12.57%	$ 185,705	0.70%	2.01%
12/31/19	20.29	0.43	3.71	4.14	(0.47)	(1.09)	(1.56)	22.87	21.08%	161,870	0.70%	1.99%
12/31/18	23.27	0.42	(1.40)	(0.98)	(0.42)	(1.58)	(2.00)	20.29	(4.58%)	118,604	0.70%	1.89%
12/31/17	21.50	0.37	2.72	3.09	(0.42)	(0.90)	(1.32)	23.27	14.97%	88,119	0.70%	1.66%
12/31/16	22.18	0.37	1.48	1.85	(0.40)	(2.13)	(2.53)	21.50	9.15%	60,018	0.71%	1.78%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate[x]	231%	132%	86%	134%	175%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w

Effective November 18, 2020, the expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

x	Effective November 18, 2020, the amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Dynamic Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/20	$ 10.08	$ 0.29	$ 0.10	$ 0.39	$ (0.03)	$ —	$ (0.03)	$ 10.44	3.91%	$ 315,514	0.62%	N/A	2.88%
12/31/19	9.61	0.35	0.48	0.83	(0.36)	—	(0.36)	10.08	8.73%	388,029	0.60%	0.60%[l]	3.55%
12/31/18	9.95	0.34	(0.35)	(0.01)	(0.33)	—	(0.33)	9.61	(0.10%)	420,344	0.59%	0.59%[l]	3.52%
12/31/17	9.89	0.30	0.14	0.44	(0.34)	(0.04)	(0.38)	9.95	4.45%	447,146	0.59%	0.59%[l]	3.00%
12/31/16	9.71	0.33	0.15	0.48	(0.30)	—	(0.30)	9.89	4.94%	421,624	0.59%	0.59%[l]	3.27%
Service Class I
12/31/20	$ 10.07	$ 0.27	$ 0.08	$ 0.35	$ (0.03)	$ —	$ (0.03)	$ 10.39	3.51%	$ 12,458	0.87%	N/A	2.62%
12/31/19	9.59	0.33	0.48	0.81	(0.33)	—	(0.33)	10.07	8.53%	10,142	0.85%	0.85%[l]	3.28%
12/31/18	9.93	0.32	(0.35)	(0.03)	(0.31)	—	(0.31)	9.59	(0.33%)	6,272	0.84%	0.84%[l]	3.30%
12/31/17	9.88	0.28	0.12	0.40	(0.31)	(0.04)	(0.35)	9.93	4.11%	4,412	0.84%	0.84%[l]	2.77%
12/31/16	9.71	0.31	0.14	0.45	(0.28)	—	(0.28)	9.88	4.67%	2,907	0.84%	0.84%[l]	3.14%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	159%	54%	68%	100%	79%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 28.10	$ 0.51	$ (0.12)aa	$ 0.39	$ (0.59)	$ (2.86)	$ (3.45)	$ 25.04	3.03%	$ 686,468	0.45%	2.13%
12/31/19	24.16	0.57	5.42	5.99	(0.57)	(1.48)	(2.05)	28.10	25.92%	729,367	0.44%	2.14%
12/31/18	31.69	0.60	(3.06)	(2.46)	(0.57)	(4.50)	(5.07)	24.16	(9.99%)	634,703	0.44%	2.00%
12/31/17	28.08	0.52	3.85	4.37	(0.55)	(0.21)	(0.76)	31.69	15.79%	774,278	0.43%	1.73%
12/31/16	27.08	0.58	2.69	3.27	(0.49)	(1.78)	(2.27)	28.08	12.59%	727,540	0.44%	2.15%
Service Class
12/31/20	$ 27.68	$ 0.44	$ (0.13)aa	$ 0.31	$ (0.52)	$ (2.86)	$ (3.38)	$ 24.61	2.77%	$ 94,341	0.70%	1.88%
12/31/19	23.82	0.50	5.34	5.84	(0.50)	(1.48)	(1.98)	27.68	25.61%	97,058	0.69%	1.89%
12/31/18	31.31	0.52	(3.01)	(2.49)	(0.50)	(4.50)	(5.00)	23.82	(10.22%)	82,977	0.69%	1.75%
12/31/17	27.77	0.44	3.80	4.24	(0.49)	(0.21)	(0.70)	31.31	15.50%	94,815	0.68%	1.49%
12/31/16	26.81	0.50	2.67	3.17	(0.43)	(1.78)	(2.21)	27.77	12.31%	82,045	0.69%	1.90%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	82%	113%	41%	70%	47%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Equity Momentum Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/20	$ 12.19	$ 0.03	$ 2.39	$ 2.42	$ (0.03)	$ (1.32)	$ (1.35)	$ 13.26	20.26%	$ 38,291	0.95%	0.91%	0.23%
12/31/19	9.33	0.08	3.45	3.53	(0.10)	(0.57)	(0.67)	12.19	37.93%	31,840	1.02%	0.98%	0.75%
12/31/18	12.44	0.07	(2.05)	(1.98)	(0.02)	(1.11)	(1.13)	9.33	(16.69%)	23,087	0.93%	0.80%	0.58%
12/31/17	10.32	0.05	3.40	3.45	(0.18)	(1.15)	(1.33)	12.44	33.92%	27,728	0.93%	0.80%	0.45%
12/31/16	9.43	0.02	0.94	0.96	(0.07)	—	(0.07)	10.32	10.20%	20,688	0.97%	0.80%	0.25%
Service Class I
12/31/20	$ 12.11	$ (0.00)[d]	$ 2.37	$ 2.37	$ (0.00)[d]	$ (1.32)	$ (1.32)	$ 13.16	20.00%	$ 2,048	1.20%	1.16%	(0.02%)
12/31/19	9.28	0.06	3.42	3.48	(0.08)	(0.57)	(0.65)	12.11	37.51%	1,894	1.27%	1.23%	0.49%
12/31/18	12.41	0.04	(2.05)	(2.01)	(0.01)	(1.11)	(1.12)	9.28	(16.93%)	1,380	1.18%	1.05%	0.35%
12/31/17	10.29	0.02	3.41	3.43	(0.16)	(1.15)	(1.31)	12.41	33.77%	1,519	1.18%	1.05%	0.21%
12/31/16	9.42	0.01	0.92	0.93	(0.06)	—	(0.06)	10.29	9.85%	929	1.22%	1.05%	0.13%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	144%	14%	115%	19%	82%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Equity Rotation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/20	$ 12.40	$ 0.14	$ 2.68	$ 2.82	$ (0.21)	$ (0.22)	$ (0.43)	$ 14.79	22.92%	$ 38,834	0.79%	0.79%[k]	1.13%
12/31/19	10.89	0.10	1.67	1.77	(0.05)	(0.21)	(0.26)	12.40	16.50%	31,593	0.86%	0.83%	0.84%
12/31/18	13.89	0.12	(1.23)	(1.11)	(0.12)	(1.77)	(1.89)	10.89	(8.86%)	27,112	0.75%	0.65%	0.86%
12/31/17	11.28	0.10	3.30	3.40	(0.10)	(0.69)	(0.79)	13.89	30.09%	29,745	0.76%	0.65%	0.79%
12/31/16	9.71	0.13	1.57	1.70	(0.13)	—	(0.13)	11.28	17.48%	22,878	0.76%	0.65%	1.28%
Service Class I
12/31/20	$ 12.36	$ 0.11	$ 2.66	$ 2.77	$ (0.18)	$ (0.22)	$ (0.40)	$ 14.73	22.57%	$ 2,210	1.04%	1.04%[k]	0.88%
12/31/19	10.85	0.07	1.67	1.74	(0.02)	(0.21)	(0.23)	12.36	16.30%	1,898	1.11%	1.08%	0.59%
12/31/18	13.85	0.08	(1.22)	(1.14)	(0.09)	(1.77)	(1.86)	10.85	(9.10%)	1,598	1.00%	0.90%	0.61%
12/31/17	11.27	0.07	3.28	3.35	(0.08)	(0.69)	(0.77)	13.85	29.68%	1,435	1.01%	0.90%	0.57%
12/31/16	9.71	0.09	1.58	1.67	(0.11)	—	(0.11)	11.27	17.22%	431	1.01%	0.90%	0.92%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	137%	172%	102%	63%	90%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML High Yield Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/20	$ 9.57	$ 0.55	$ (0.02)	$ 0.53	$ (0.00)[d]	$ —	$ —	$ (0.00)[d]	$ 10.10	5.56%	$ 50,805	0.87%	0.80%	5.93%
12/31/19	9.07	0.57	0.52	1.09	(0.59)	—	—	(0.59)	9.57	12.25%	86,651	0.88%	0.80%	5.98%
12/31/18	10.01	0.62	(0.94)	(0.32)	(0.62)	—	(0.00)[d]	(0.62)	9.07	(3.40%)	79,542	0.85%	0.75%	6.29%
12/31/17	9.93	0.69	0.11	0.80	(0.67)	—	(0.05)	(0.72)	10.01	8.22%	95,599	0.84%	0.74%	6.71%
12/31/16	9.17	0.71	0.76	1.47	(0.71)	—	—	(0.71)	9.93	16.48%	95,180	0.84%	0.74%	7.42%
Service Class I
12/31/20	$ 9.53	$ 0.52	$ (0.01)	$ 0.51	$ (0.00)[d]	$ —	$ —	$ (0.00)[d]	$ 10.04	5.38%	$ 46,727	1.12%	1.05%	5.69%
12/31/19	9.04	0.54	0.52	1.06	(0.57)	—	—	(0.57)	9.53	11.86%	47,405	1.13%	1.05%	5.73%
12/31/18	9.97	0.59	(0.92)	(0.33)	(0.60)	—	(0.00)[d]	(0.60)	9.04	(3.54%)	39,983	1.10%	1.00%	6.04%
12/31/17	9.90	0.66	0.11	0.77	(0.66)	—	(0.04)	(0.70)	9.97	7.88%	38,967	1.09%	0.99%	6.45%
12/31/16	9.14	0.69	0.75	1.44	(0.68)	—	—	(0.68)	9.90	16.25%	30,946	1.09%	0.99%	7.19%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	73%	54%	39%	63%	59%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Inflation-Protected and Income Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including (interest expense)[p]	Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j,p]	Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]	Net investment income (loss) to average daily net assets (including interest expense)[p]
Initial Class
12/31/20	$ 10.28	$ 0.17	$ 0.97	$ 1.14	$ (0.01)	$ —	$ —	$ (0.01)	$ 11.41	11.11%	$ 288,026	0.75%	0.74%	0.60%	1.54%
12/31/19	9.72	0.23	0.58	0.81	(0.25)	—	—	(0.25)	10.28	8.31%	314,261	2.34%	N/A	0.60%	2.29%
12/31/18	10.16	0.30	(0.43)	(0.13)	(0.31)	—	—	(0.31)	9.72	(1.29%)	311,927	2.08%	N/A	0.60%	2.97%
12/31/17	10.18	0.24	0.08	0.32	(0.28)	—	(0.06)	(0.34)	10.16	3.21%	377,984	1.50%	N/A	0.59%	2.33%
12/31/16	9.92	0.21	0.30	0.51	(0.25)	—	—	(0.25)	10.18	5.10%	375,135	1.13%	N/A	0.60%	2.00%
Service Class
12/31/20	$ 10.23	$ 0.14	$ 0.97	$ 1.11	$ (0.01)	$ —	$ —	$ (0.01)	$ 11.33	10.88%	$ 46,181	0.98%	0.98%[k]	0.85%	1.29%
12/31/19	9.68	0.20	0.58	0.78	(0.23)	—	—	(0.23)	10.23	8.05%	43,237	2.59%	N/A	0.85%	2.02%
12/31/18	10.12	0.27	(0.42)	(0.15)	(0.29)	—	—	(0.29)	9.68	(1.54%)	41,379	2.33%	N/A	0.85%	2.72%
12/31/17	10.14	0.21	0.09	0.30	(0.26)	—	(0.06)	(0.32)	10.12	2.96%	46,104	1.75%	N/A	0.84%	2.08%
12/31/16	9.87	0.18	0.31	0.49	(0.22)	—	—	(0.22)	10.14	4.90%	47,025	1.38%	N/A	0.85%	1.77%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	84%	44%	51%	34%	41%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

p

Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Managed Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 12.64	$ 0.42	$ 0.54	$ 0.96	$ (0.01)	$ —	$ (0.01)	$ 13.59	7.62%	$ 756,218	0.43%	3.25%
12/31/19	11.93	0.43	0.74	1.17	(0.46)	—	(0.46)	12.64	9.85%	846,138	0.42%	3.43%
12/31/18	12.41	0.40	(0.46)	(0.06)	(0.42)	—	(0.42)	11.93	(0.44%)	778,603	0.42%	3.34%
12/31/17	12.24	0.35	0.22	0.57	(0.40)	—	(0.40)	12.41	4.69%	953,592	0.40%	2.78%
12/31/16	12.31	0.33	0.02	0.35	(0.36)	(0.06)	(0.42)	12.24	2.75%	941,621	0.39%	2.61%
Service Class
12/31/20	$ 12.61	$ 0.39	$ 0.54	$ 0.93	$ (0.01)	$ —	$ (0.01)	$ 13.53	7.40%	$ 271,928	0.68%	3.01%
12/31/19	11.91	0.40	0.73	1.13	(0.43)	—	(0.43)	12.61	9.57%	265,691	0.67%	3.19%
12/31/18	12.39	0.37	(0.46)	(0.09)	(0.39)	—	(0.39)	11.91	(0.69%)	254,883	0.67%	3.10%
12/31/17	12.22	0.31	0.23	0.54	(0.37)	—	(0.37)	12.39	4.43%	279,082	0.65%	2.53%
12/31/16	12.29	0.29	0.03	0.32	(0.33)	(0.06)	(0.39)	12.22	2.49%	260,735	0.64%	2.36%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	226%	260%	138%	237%	314%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Short-Duration Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/20	$ 9.69	$ 0.29	$ (0.14)	$ 0.15	$ (0.00)[d]	$ —	$ —	$ (0.00)[d]	$ 9.84	1.55%	$ 142,514	0.56%	N/A	3.00%
12/31/19	9.59	0.29	0.13	0.42	(0.32)	—	—	(0.32)	9.69	4.45%	171,740	0.57%	0.57%[k]	3.00%
12/31/18	9.73	0.26	(0.11)	0.15	(0.29)	—	—	(0.29)	9.59	1.53%	172,577	0.56%	0.55%	2.66%
12/31/17	9.75	0.20	0.05	0.25	(0.27)	—	(0.00)[d]	(0.27)	9.73	2.55%	213,602	0.55%	0.55%[k]	2.08%
12/31/16	9.70	0.18	0.09	0.27	(0.22)	—	—	(0.22)	9.75	2.80%	203,294	0.56%	0.55%	1.84%
Service Class I
12/31/20	$ 9.68	$ 0.26	$ (0.13)	$ 0.13	$ (0.00)[d]	$ —	$ —	$ (0.00)[d]	$ 9.81	1.34%	$ 47,956	0.81%	N/A	2.74%
12/31/19	9.58	0.27	0.13	0.40	(0.30)	—	—	(0.30)	9.68	4.17%	36,270	0.82%	0.82%[k]	2.76%
12/31/18	9.72	0.23	(0.11)	0.12	(0.26)	—	—	(0.26)	9.58	1.29%	30,686	0.81%	0.80%	2.42%
12/31/17	9.74	0.18	0.04	0.22	(0.24)	—	(0.00)[d]	(0.24)	9.72	2.29%	30,951	0.80%	0.80%[k]	1.83%
12/31/16	9.69	0.16	0.09	0.25	(0.20)	—	—	(0.20)	9.74	2.55%	31,787	0.81%	0.80%	1.60%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	44%	53%	54%	51%	96%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Small Cap Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 9.34	$ 0.07	$ 1.84	$ 1.91	$ (0.05)	$ (0.09)	$ (0.14)	$ 11.11	20.70%	$ 104,243	0.73%	0.77%
12/31/19	8.17	0.07	1.96	2.03	(0.05)	(0.81)	(0.86)	9.34	26.46%	94,712	0.74%	0.79%
12/31/18	10.30	0.07	(0.82)	(0.75)	(0.05)	(1.33)	(1.38)	8.17	(10.19%)	82,609	0.71%	0.66%
12/31/17	9.45	0.06	1.27	1.33	(0.09)	(0.39)	(0.48)	10.30	14.37%	102,033	0.71%	0.64%
12/31/16	8.27	0.10	1.37	1.47	(0.09)	(0.20)	(0.29)	9.45	18.21%	97,747	0.72%	1.21%
Service Class
12/31/20	$ 9.14	$ 0.04	$ 1.81	$ 1.85	$ (0.03)	$ (0.09)	$ (0.12)	$ 10.87	20.39%	$ 25,345	0.98%	0.52%
12/31/19	8.01	0.05	1.91	1.96	(0.02)	(0.81)	(0.83)	9.14	26.15%	22,695	0.99%	0.54%
12/31/18	10.13	0.04	(0.80)	(0.76)	(0.03)	(1.33)	(1.36)	8.01	(10.41%)	18,425	0.96%	0.41%
12/31/17	9.31	0.04	1.24	1.28	(0.07)	(0.39)	(0.46)	10.13	14.08%	17,644	0.96%	0.40%
12/31/16	8.15	0.08	1.35	1.43	(0.07)	(0.20)	(0.27)	9.31	17.92%	13,279	0.97%	0.96%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	36%	27%	50%	47%	63%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Special Situations Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/20	$ 12.98	$ 0.04	$ 3.70	$ 3.74	$ (0.04)	$ (1.80)	$ —	$ (1.84)	$ 14.88	29.61%	$ 35,232	0.98%	0.97%	0.29%
12/31/19	10.51	0.02	2.47	2.49	(0.02)	—	—	(0.02)	12.98	23.68%	27,196	1.05%	1.01%	0.16%
12/31/18	11.52	0.07	(0.62)	(0.55)	(0.06)	(0.40)	—	(0.46)	10.51	(4.83%)	21,976	0.94%	0.80%	0.55%
12/31/17	9.71	0.01	1.82	1.83	(0.02)	—	—	(0.02)	11.52	18.82%	23,093	0.94%	0.80%	0.13%
12/31/16	8.43	0.04	1.30	1.34	(0.04)	—	(0.02)	(0.06)	9.71	15.84%	19,441	0.93%	0.80%	0.43%
Service Class I
12/31/20	$ 12.93	$ 0.01	$ 3.66	$ 3.67	$ (0.00)[d]	$ (1.80)	$ —	$ (1.80)	$ 14.80	29.24%	$ 1,125	1.23%	1.22%	0.04%
12/31/19	10.47	(0.01)	2.47	2.46	—	—	—	—	12.93	23.50%	971	1.30%	1.26%	(0.09%)
12/31/18	11.49	0.03	(0.61)	(0.58)	(0.04)	(0.40)	—	(0.44)	10.47	(5.13%)	752	1.19%	1.05%	0.29%
12/31/17	9.69	(0.01)	1.81	1.80	—	—	—	—	11.49	18.58%	601	1.19%	1.05%	(0.13%)
12/31/16	8.42	0.02	1.29	1.31	(0.03)	—	(0.01)	(0.04)	9.69	15.54%	359	1.18%	1.05%	0.18%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	146%	62%	33%	48%	74%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Strategic Emerging Markets Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/20	$ 12.67	$ (0.01)	$ 2.16	$ 2.15	$ (0.05)	$ (0.34)	$ (0.39)	$ 14.43	17.55%	$ 96,846	1.40%	1.35%	(0.05%)
12/31/19	10.12	0.05	2.53	2.58	(0.03)	—	(0.03)	12.67	25.53%	125,192	1.33%	1.29%	0.45%
12/31/18	11.57	0.05	(1.48)	(1.43)	(0.02)	—	(0.02)	10.12	(12.40%)	112,363	1.57%	1.35%	0.41%
12/31/17	8.64	0.02	2.92	2.94	(0.01)	—	(0.01)	11.57	34.02%	95,374	1.50%	1.37%	0.23%
12/31/16	8.15	0.02	0.51	0.53	(0.04)	—	(0.04)	8.64	6.49%	86,289	1.50%	1.40%	0.29%
Service Class I
12/31/20	$ 12.68	$ (0.04)	$ 2.15	$ 2.11	$ (0.02)	$ (0.34)	$ (0.36)	$ 14.43	17.18%	$ 17,536	1.65%	1.60%	(0.32%)
12/31/19	10.13	0.02	2.53	2.55	(0.00)[d]	—	(0.00)[d]	12.68	25.18%	17,174	1.58%	1.54%	0.19%
12/31/18	11.59	0.02	(1.48)	(1.46)	—	—	—	10.13	(12.60%)	14,089	1.82%	1.60%	0.15%
12/31/17	8.66	(0.00)[d]	2.93	2.93	—	—	—	11.59	33.83%	14,758	1.75%	1.62%	(0.04%)
12/31/16	8.17	0.00[d]	0.51	0.51	(0.02)	—	(0.02)	8.66	6.24%	9,913	1.75%	1.65%	0.03%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	35%	31%	38%	36%	32%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML U. S. Government Money Market Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 1.00	$ 0.00[d]	$ 0.00[d]	$ 0.00[d]	$ (0.00)[d]	$ —	$ (0.00)[d]	$ 1.00	0.23%	$ 223,388	0.52%	0.30%	0.21%
12/31/19	1.00	0.02	0.00[d]	0.02	(0.02)	—	(0.02)	1.00	1.71%	174,899	0.54%	N/A	1.69%
12/31/18	1.00	0.01	0.00[d]	0.01	(0.01)	—	(0.01)	1.00	1.32%	179,102	0.54%	N/A	1.35%
12/31/17	1.00	0.00[d]	0.00[d]	0.00[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.36%	149,271	0.54%	N/A	0.35%
12/31/16	1.00	0.00[d]	0.00[d]	0.00[d]	(0.00)[d]	—	(0.00)[d]	1.00	0.11%	166,136	0.54%	0.40%	0.00%[e]

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time. The Trust consists of the following series (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Blend Fund (“Blend Fund”)
MML Dynamic Bond Fund (“Dynamic Bond Fund”)
MML Equity Fund (“Equity Fund”)
MML Equity Momentum Fund (formerly known as MML Asset Momentum Fund) (“Equity Momentum Fund’)
MML Equity Rotation Fund (“Equity Rotation Fund”)
MML High Yield Fund (“High Yield Fund”)
MML Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”)
MML Managed Bond Fund (“Managed Bond Fund”)
MML Short-Duration Bond Fund (“Short-Duration Bond Fund”)
MML Small Cap Equity Fund (“Small Cap Equity Fund”)
MML Special Situations Fund (“Special Situations Fund”)
MML Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”)
MML U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, C.M. Life Insurance Company, and the Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund, which are “funds of funds” series of MML Series Investment Fund, another open-end management investment company sponsored by MassMutual, are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event

Notes to Financial Statements (Continued)

that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (with the exception of debt securities held by the U.S. Government Money Market Fund) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. The U.S. Government Money Market Fund’s debt securities are typically valued at amortized cost, but may be valued using a vendor quote if the Fund’s investment adviser determines it more closely approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the U.S. Government Money Market Fund must adhere to certain conditions. It is the intention of the U.S. Government Money Market Fund to maintain a stable net asset value per share of $1.00, although this cannot be assured.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

[1]

The voting members of the Valuation Committee consist of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO, Secretary, and Assistant Secretaries) of the Trust, as well as such other members as the Trustees may from time to time designate. The non-voting members of the Valuation Committee consist of the CCO, Secretary, and Assistant Secretaries. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Funds’ subadvisers utilize one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Notes to Financial Statements (Continued)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

The U.S. Government Money Market Fund characterized all investments at Level 2, as of December 31, 2020. The Blend Fund, Equity Momentum Fund, Equity Rotation Fund, Small Cap Equity Fund, and Special Situations Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2020. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of December 31, 2020, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Dynamic Bond Fund
Asset Investments
Bank Loans (less Unfunded Loan Commitments)	$—	$12,424,379	$—	$12,424,379
Corporate Debt	—	85,648,553	—	85,648,553
Municipal Obligations	—	487,291	—	487,291
Non-U.S. Government Agency Obligations	—	83,391,910	—	83,391,910
Sovereign Debt Obligations	—	4,470,808	—	4,470,808
U.S. Government Agency Obligations and Instrumentalities	—	58,675,890	—	58,675,890
U.S. Treasury Obligations	—	79,846,407	—	79,846,407
Short-Term Investments	—	2,405,741	—	2,405,741
Unfunded Loan Commitments***	—	376	—	376
Total Investments	$—	$327,351,355	$—	$327,351,355

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
Equity Fund
Asset Investments
Common Stock	$768,785,410	$3,601,130 *	$—		$772,386,540
Preferred Stock	411,567	—	—		411,567
Mutual Funds	3,930,006	—	—		3,930,006
Short-Term Investments	454,618	2,699,237	—		3,153,855
Total Investments	$773,581,601	$6,300,367	$—		$779,881,968

High Yield Fund
Asset Investments
Common Stock	$—	$—	$613,139	**	$613,139
Bank Loans	—	6,862,849	—		6,862,849
Corporate Debt	—	87,835,957	—		87,835,957
Short-Term Investments	—	1,812,986	—		1,812,986
Total Investments	$—	$96,511,792	$613,139		$97,124,931

Inflation-Protected and Income Fund
Asset Investments
Municipal Obligations	$—	$17,537	$—		$17,537
Non-U.S. Government Agency Obligations	—	186,887,441	—		186,887,441
U.S. Government Agency Obligations and Instrumentalities	—	13,152,007	—		13,152,007
U.S. Treasury Obligations	—	60,637,493	—		60,637,493
Purchased Options	—	1,199,703	—		1,199,703
Short-Term Investments	—	61,818,876	—		61,818,876
Total Investments	$—	$323,713,057	$—		$323,713,057
Asset Derivatives
Futures Contracts	$89,060	$—	$—		$89,060
Swap Agreements	—	4,639,031	—		4,639,031
Total	$89,060	$4,639,031	$—		$4,728,091
Liability Derivatives
Futures Contracts	$(38,763)	$—	$—		$(38,763)
Swap Agreements	—	(4,270)	—		(4,270)
Total	$(38,763)	$(4,270)	$—		$(43,033)

Managed Bond Fund
Asset Investments
Corporate Debt	$—	$401,282,706	$—		$401,282,706
Municipal Obligations	—	2,499,295	—		2,499,295
Non-U.S. Government Agency Obligations	—	336,514,776	—		336,514,776
Sovereign Debt Obligations	—	8,178,050	—		8,178,050
U.S. Government Agency Obligations and Instrumentalities	—	220,231,784	—		220,231,784
U.S. Treasury Obligations	—	34,661,569	—		34,661,569
Purchased Options	—	2,021,202	—		2,021,202
Short-Term Investments	—	143,267,620	—		143,267,620
Total Investments	$—	$1,148,657,002	$—		$1,148,657,002
Asset Derivatives
Futures Contracts	$200,445	$—	$—		$200,445
Liability Derivatives
Futures Contracts	$(1,795,635)	$—	$—		$(1,795,635)

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Short-Duration Bond Fund
Asset Investments
Corporate Debt	$—	$84,124,671	$—	$84,124,671
Municipal Obligations	—	405,409	—	405,409
Non-U.S. Government Agency Obligations	—	92,270,351	—	92,270,351
U.S. Government Agency Obligations and Instrumentalities	—	3,003,021	—	3,003,021
U.S. Treasury Obligations	—	1,302,708	—	1,302,708
Purchased Options	—	80,604	—	80,604
Short-Term Investments	—	8,886,954	—	8,886,954
Total Investments	$—	$190,073,718	$—	$190,073,718
Asset Derivatives
Futures Contracts	$51,295	$—	$—	$51,295
Liability Derivatives
Futures Contracts	$(315,261)	$—	$—	$(315,261)

Strategic Emerging Markets Fund
Asset Investments
Common Stock*
Belgium	$—	$1,200,302	$—	$1,200,302
Bermuda	1,051,696	833,357	—	1,885,053
Brazil	2,210,108	1,620,655	—	3,830,763
Cayman Islands	14,835,591	11,867,302	—	26,702,893
Chile	—	860,092	—	860,092
China	148,999	5,090,124	—	5,239,123
Colombia	462,852	—	—	462,852
Egypt	—	743,060	—	743,060
France	—	6,223,599	—	6,223,599
Hong Kong	—	4,515,657	—	4,515,657
India	—	16,733,938	—	16,733,938
Indonesia	—	1,408,889	—	1,408,889
Italy	—	2,319,687	—	2,319,687
Luxembourg	—	132,499	—	132,499
Mexico	6,370,323	—	—	6,370,323
Netherlands	3,647,731	—	—	3,647,731
Philippines	—	2,975,546	—	2,975,546
Republic of Korea	—	1,891,157	—	1,891,157
Russia	50,164	4,883,231	—	4,933,395
South Africa	—	707,768	—	707,768
Switzerland	—	1,992,128	—	1,992,128
Taiwan	—	9,805,118	—	9,805,118
Turkey	—	537,975	—	537,975
United States	4,144,791	—	—	4,144,791
Preferred Stock*
Brazil	—	1,716,247	—	1,716,247
India	27,444	—	—	27,444
Singapore	—	—	2,160,355	2,160,355
Mutual Funds	486,403	—	—	486,403
Warrants	12,639	—	—	12,639
Short-Term Investments	—	966,520	—	966,520
Total Investments	$33,448,741	$79,024,851	$2,160,355	$114,633,947

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their respective foreign markets, as applicable.

Notes to Financial Statements (Continued)

**

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at December 31, 2020 in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2020 is not presented.

***	Unfunded loan commitments are valued at the unrealized appreciation (depreciation) on the commitment.

For certain Fund(s) the Statement of Assets and Liabilities shows receivables from investments sold on a delayed delivery basis and collateral pledged for open futures contracts, as well as, any applicable liabilities for investments purchased on a delayed delivery basis, amounts due to custodian, collateral held for open purchased options, collateral held for when-issued securities, collateral held for open swap agreements, and collateral held for securities on loan. These amounts approximate fair value and would be categorized at Level 2 for each applicable Fund as of December 31, 2020.

The Funds, with the exception of the High Yield Fund, had no Level 3 transfers during the year ended December 31, 2020. The High Yield Fund had Level 3 transfers during the year ended December 31, 2020; however, none of the transfers individually or collectively had a material impact on the High Yield Fund.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/19	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers (out) of Level 3	Balance as of 12/31/20	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/20
Strategic Emerging Markets Fund
Preferred Stock	$2,160,355	$—	$—	$—	$—	$—	$—	$—	$2,160,355	$—

The Strategic Emerging Markets Fund fair values certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments, but may include defaulted securities and new debt issuances. There may not be a secondary market for such investments, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Valuation Committee. Valuations are reviewed by members of the Valuation Committee utilizing available market information to determine if the carrying value of these investments should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment, also referred to as enterprise value (EV) to earnings before interest, taxes, depreciation, and amortization (EBITDA) ratios. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Strategic Emerging Markets Fund. All market variables are assessed on a regular frequency and calibrated as necessary.

Strategic Emerging Markets Fund	Fair Value Amount	Valuation Technique	Unobservable Input Description	Value/ Weighted Average Range
Preferred Stock — $ 2,160,355
Grab Holdings, Inc.	$2,160,355	Market Approach	Market Transaction	$6.16
Total	$2,160,355

Notes to Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

At December 31, 2020, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Blend Fund
Realized Gain (Loss)#
Purchased Options	$—	$—	$—	$12,637	$12,637
Futures Contracts	—	—	—	2,713,504	2,713,504
Swap Agreements	244,885	—	—	—	244,885
Total Realized Gain (Loss)	$244,885	$—	$—	$2,726,141	$2,971,026
Blend Fund (Continued)
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$—	$171,649	$171,649
Futures Contracts	—	—	—	488,282	488,282
Total Change in Appreciation (Depreciation)	$—	$—	$—	$659,931	$659,931

Equity Momentum Fund
Realized Gain (Loss)#
Purchased Options	$—	$201,594	$—	$—	$201,594
Forward Contracts	—	—	8,222	—	8,222
Futures Contracts	—	4,505,446	—	—	4,505,446
Total Realized Gain (Loss)	$—	$4,707,040	$8,222	$—	$4,715,262
Change in Appreciation (Depreciation)##
Purchased Options	$—	$(96,000)	$—	$—	$(96,000)
Forward Contracts	—	—	(1,731)	—	(1,731)
Futures Contracts	—	(677,644)	—	—	(677,644)
Total Change in Appreciation (Depreciation)	$—	$(773,644)	$(1,731)	$—	$(775,375)

Inflation-Protected and Income Fund
Asset Derivatives
Purchased Options*	$—	$—	$—	$1,199,703	$1,199,703
Futures Contracts^^	—	—	—	89,060	89,060
Swap Agreements*	—	4,503,164	—	135,867	4,639,031
Total Value	$—	$4,503,164	$—	$1,424,630	$5,927,794
Liability Derivatives
Futures Contracts^^	$—	$—	$—	$(38,763)	$(38,763)
Swap Agreements^	—	—	—	(4,270)	(4,270)
Total Value	$—	$—	$—	$(43,033)	$(43,033)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Realized Gain (Loss)#
Purchased Options	$—	$—	$—	$708,753	$708,753
Futures Contracts	—	—	—	(440,672)	(440,672)
Swap Agreements	53,436	18,635,561	—	(2,696,568)	15,992,429
Total Realized Gain (Loss)	$53,436	$18,635,561	$—	$(2,428,487)	$16,260,510
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$—	$(374,325)	$(374,325)
Futures Contracts	—	—	—	91,932	91,932
Swap Agreements	—	4,503,164	—	(429,302)	4,073,862
Total Change in Appreciation (Depreciation)	$—	$4,503,164	$—	$(711,695)	$3,791,469

Managed Bond Fund
Asset Derivatives
Purchased Options*	$—	$—	$—	$2,021,202	$2,021,202
Futures Contracts^^	—	—	—	200,445	200,445
Total Value	$—	$—	$—	$2,221,647	$2,221,647
Liability Derivatives
Futures Contracts^^	$—	$—	$—	$(1,795,635)	$(1,795,635)
Realized Gain (Loss)#
Purchased Options	$—	$—	$—	$1,837,597	$1,837,597
Futures Contracts	—	—	—	14,754,297	14,754,297
Swap Agreements	802,496	—	—	—	802,496
Total Realized Gain (Loss)	$802,496	$—	$—	$16,591,894	$17,394,390
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$—	$81,409	$81,409
Futures Contracts	—	—	—	581,116	581,116
Total Change in Appreciation (Depreciation)	$—	$—	$—	$662,525	$662,525

Short-Duration Bond Fund
Asset Derivatives
Purchased Options*	$—	$—	$—	$80,604	$80,604
Futures Contracts^^	—	—	—	51,295	51,295
Total Value	$—	$—	$—	$131,899	$131,899
Liability Derivatives
Futures Contracts^^	$—	$—	$—	$(315,261)	$(315,261)
Realized Gain (Loss)#
Purchased Options	$—	$—	$—	$140,669	$140,669
Futures Contracts	—	—	—	(3,834,570)	(3,834,570)
Swap Agreements	146,163	—	—	—	146,163
Total Realized Gain (Loss)	$146,163	$—	$—	$(3,693,901)	$(3,547,738)
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$—	$140,658	$140,658
Futures Contracts	—	—	—	(462,606)	(462,606)
Total Change in Appreciation (Depreciation)	$—	$—	$—	$(321,948)	$(321,948)

*	Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open swap agreements, at value, as applicable.

Notes to Financial Statements (Continued)

^	Statements of Assets and Liabilities location: Payables for: open swap agreements, at value.
^^

Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, forward contracts, futures contracts, or swap agreements, as applicable.
##

Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, forward contracts, futures contracts, or swap agreements, as applicable.

For the year ended December 31, 2020, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Purchased Swaptions
Blend Fund	401	—	$3,477,778	—	$16,174,194
Equity Momentum Fund	140	1,418,159	—	3,200	—
Inflation-Protected and Income Fund	157	—	50,018,617	—	38,571,667
Managed Bond Fund	1,588	—	18,450,000	—	78,741,667
Short-Duration Bond Fund	919	—	3,470,000	—	8,285,833

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, and purchased swaptions, or shares/units outstanding for purchased options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2020.

The Portfolio of Investments included in a Fund’s financial statements shows the assets or liabilities of the Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an illustration of the possible effect of netting provisions and of collateral (delivered or received) on a Fund’s derivatives exposure as of December 31, 2020. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) or similar agreement and net of the related collateral received by the Fund(s) as of December 31, 2020.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Inflation-Protected and Income Fund
Bank of America N.A.	$18,155	$—	$—	$18,155
Barclays Bank PLC	870,223	—	(870,223)	—
BNP Paribas SA	1,809,918	—	(1,160,000)	649,918
Credit Suisse International	329,480	—	(329,480)	—
Goldman Sachs & Co.	42,733	—	—	42,733
Goldman Sachs International	2,759,494	(4,270)	(2,180,000)	575,224
JP Morgan Chase Bank N.A.	8,731	—	—	8,731
	$5,838,734	$(4,270)	$(4,539,703)	$1,294,761
Managed Bond Fund
Barclays Bank PLC	$2,021,202	$—	$(2,021,202)	$—

Short-Duration Bond Fund
Credit Suisse International	$80,604	$—	$(80,604)	$—

Notes to Financial Statements (Continued)

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA or similar agreement and net of the related collateral pledged by the Fund(s) as of December 31, 2020.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Inflation-Protected and Income Fund
Goldman Sachs International	$(4,270)	$4,270	$—	$—

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within an MNA or similar agreement.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended December 31, 2020 are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Notes to Financial Statements (Continued)

The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Notes to Financial Statements (Continued)

Total Return Swaps. A Fund also may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty.

Notes to Financial Statements (Continued)

The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates

Notes to Financial Statements (Continued)

in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called right offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

Notes to Financial Statements (Continued)

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

Notes to Financial Statements (Continued)

The Dynamic Bond Fund entered into certain loan agreements which are unfunded. The Dynamic Bond Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the Dynamic Bond Fund’s Portfolio of Investments. At December 31, 2020, the Dynamic Bond Fund had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty.

Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements generally create investment leverage and involve the risk that the market value of the security that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for a security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by a Fund under a Master Repurchase Agreement (“MRA”), which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and creates one single net payment due to or from the Fund. With reverse repurchase transactions, typically a Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund.

During the year ended December 31, 2020, the average balance outstanding for reverse repurchase agreements for the Inflation-Protected and Income Fund was $22,122,150. The maximum balance outstanding for the Inflation-Protected and Income Fund was $259,597,229 during the year ended December 31, 2020. The weighted average maturity was 31 days, at a weighted average interest rate of 2.008%.

Notes to Financial Statements (Continued)

Average balance outstanding was calculated based on daily balances outstanding during the period that the Inflation-Protected and Income Fund had entered into reverse repurchase transactions. The last reverse repurchase agreement was closed out on February 19, 2020.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund, other than the U.S. Government Money Market Fund, may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Notes to Financial Statements (Continued)

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) and/or securities (U.S. Treasury and Agency obligations) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At December 31, 2020, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Funds in securities lending transactions during the year ended December 31, 2020, is reflected as securities lending income on the Statement of Operations.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Notes to Financial Statements (Continued)

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets or another alternative method.

In addition, the Blend Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying Funds. Because the underlying Funds have varied expense and fee levels, and the Blend Fund may own different proportions of underlying Funds at different times, the amount of fees and expenses indirectly incurred by the Blend Fund will vary.

Foreign Securities

The Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986 as amended, applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income of each Fund, other than the U.S. Government Money Market Fund, are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the U.S. Government Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

Notes to Financial Statements (Continued)

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

Fund	Investment Advisory Fee
Blend Fund	0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on any excess over $500 million
Dynamic Bond Fund	0.40% on the first $1 billion; and
0.35% on any excess over $1 billion
Equity Fund	0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on any excess over $500 million
Equity Momentum Fund	0.60% on the first $500 million; and
0.55% on any excess over $500 million
Equity Rotation Fund	0.45% on the first $500 million; and
0.40% on any excess over $500 million
High Yield Fund	0.60% on the first $300 million; and
0.575% on any excess over $300 million
Inflation-Protected and Income Fund	0.60% on the first $100 million;
0.55% on the next $200 million;
0.50% on the next $200 million; and
0.45% on any excess over $500 million
Managed Bond Fund	0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on any excess over $500 million
Short-Duration Bond Fund	0.35% on the first $300 million; and
0.30% on any excess over $300 million
Small Cap Equity Fund	0.65% on the first $100 million;
0.60% on the next $100 million;
0.55% on the next $300 million; and
0.50% on any excess over $500 million
Special Situations Fund	0.60% on the first $500 million; and
0.55% on any excess over $500 million
Strategic Emerging Markets Fund	1.05% on the first $500 million; and
1.00% on any excess over $500 million
U.S. Government Money Market Fund	0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on any excess over $500 million

Notes to Financial Statements (Continued)

MML Advisers has entered into investment subadvisory agreements with Barings LLC (“Barings”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Barings manage the investment and reinvestment of assets of these Funds. Barings receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

Blend Fund*	0.13% (Equity Segment)
0.09% (Money Market and Bond Segments)
Equity Momentum Fund**	0.475%
Equity Rotation Fund***	0.30%
High Yield Fund	0.20%
Inflation-Protected and Income Fund	0.08%
Managed Bond Fund	0.10%
Short-Duration Bond Fund	0.08%
Special Situations Fund**	0.45%
U.S. Government Money Market Fund	0.05%

*	Effective November 18, 2020, BlackRock Investment Management, LLC replaced Barings, LLC as subadviser to the Fund.
**	Effective November 18, 2020, Invesco Advisers, Inc. replaced Barings, LLC as subadviser to the Fund.
***	Effective November 23, 2020, Invesco Advisers, Inc. replaced Barings, LLC as subadviser to the Fund.

MML Advisers has entered into an investment subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock”), pursuant to which BlackRock serves as the subadviser to the Blend Fund. This agreement provides that BlackRock manage the investment and reinvestment of the assets of the Fund. BlackRock receives a subadvisory fee from MML Advisers, based upon the average daily net assets of the Fund.

MML Advisers has entered into an investment subadvisory agreement with Brandywine Global Investment Management, LLC (“Brandywine Global”), pursuant to which Brandywine Global serves as one of the subadvisers to the Equity Fund. This agreement provides that Brandywine Global manage the investment and reinvestment of a portion of the assets of the Fund. Brandywine Global receives a subadvisory fee from MML Advisers, based upon the average daily net assets of the portion of the Fund that Brandywine Global manages.

MML Advisers has entered into an investment subadvisory agreement with DoubleLine Capital LP (“DoubleLine”), pursuant to which DoubleLine serves as the subadviser to the Dynamic Bond Fund. This agreement provides that DoubleLine manage the investment and reinvestment of the assets of the Fund. DoubleLine receives a subadvisory fee from MML Advisers, based upon the average daily net assets of the Fund.

MML Advisers has entered into investment subadvisory agreements with Invesco Advisers, Inc. (“Invesco”), pursuant to which Invesco serves as the subadviser to the Equity Momentum Fund, Equity Rotation Fund, Small Cap Equity Fund, Special Situations Fund, and Strategic Emerging Markets Fund. These agreements provide that Invesco manage the investment and reinvestment of the assets of the Funds. Invesco receives a subadvisory fee from MML Advisers, based upon the average daily net assets of each Fund.

MML Advisers has entered into an investment subadvisory agreement with T. Rowe Price Associates, Inc. (“T. Rowe Price”), pursuant to which T. Rowe Price serves as one of the subadvisers to the Equity Fund. This agreement provides that T. Rowe Price manage the investment and reinvestment of a portion of the assets of the Fund. T. Rowe Price receives a subadvisory fee from MML Advisers, based upon the average daily net assets of the portion of the Fund that T. Rowe Price manages.

The Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees previously disclosed above.

Notes to Financial Statements (Continued)

Administration Fees

For the Funds noted below, under a separate Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide administrative and shareholder services and bear some of the Fund specific administrative expenses. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class II	Service Class I
Dynamic Bond Fund	0.15%	0.15%
Equity Momentum Fund	0.15%	0.15%
Equity Rotation Fund	0.15%	0.15%
High Yield Fund	0.15%	0.15%
Short-Duration Bond Fund	0.15%	0.15%
Special Situations Fund	0.15%	0.15%
Strategic Emerging Markets Fund	0.15%	0.15%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class II	Service Class I
Equity Momentum Fund*	0.77%	1.02%
Strategic Emerging Markets Fund**	1.35%	1.60%

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Initial Class	Service Class
Inflation-Protected and Income Fund***	0.60%	0.85%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect from November 18, 2020 through April 30, 2022.
**	Expense caps in effect through April 30, 2021.
***	Expense caps in effect from May 1, 2020 through April 30, 2021.

Notes to Financial Statements (Continued)

MML Advisers has agreed to waive 0.07% of the advisory fee of the High Yield Fund through April 30, 2021.

MML Advisers has agreed to voluntarily waive 0.04% of the advisory fee of the Strategic Emerging Markets Fund. MML Advisers may amend or discontinue this waiver at any time without advance notice.

MML Advisers has agreed to voluntarily waive some or all of its advisory fees and, if necessary, reimburse some or all of the U.S. Government Money Market Fund’s other expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Effective November 18, 2020, MML Advisers has agreed to waive 0.25% of the advisory fee of the Equity Momentum Fund through April 30, 2022.

Effective November 18, 2020, MML Advisers has agreed to waive 0.05% of the advisory fee of the Special Situation Fund through April 30, 2022.

Effective November 23, 2020, MML Advisers has agreed to waive 0.05% of the advisory fee of the Equity Rotation Fund through April 30, 2022.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2020, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long- Term Securities	Long-Term U.S. Government Securities	Other Long- Term Securities
Blend Fund	$750,385,232	$900,795,835	$825,669,491	$850,428,792
Dynamic Bond Fund	467,768,506	81,987,470	508,760,974	114,603,528
Equity Fund	—	578,109,228	—	627,235,684
Equity Momentum Fund	3,041,602	47,541,847	11,072,668	30,784,913
Equity Rotation Fund	—	47,355,425	—	45,490,451
High Yield Fund	—	82,537,276	—	115,760,331
Inflation-Protected and Income Fund	97,741,670	149,681,948	350,308,362	140,039,681
Managed Bond Fund	2,091,254,056	217,998,859	2,153,012,241	267,845,411
Short-Duration Bond Fund	2,492,000	78,598,256	7,325,994	95,446,097
Small Cap Equity Fund	—	37,992,786	—	47,974,423
Special Situations Fund	—	40,759,646	—	40,412,159
Strategic Emerging Markets Fund	—	43,061,268	—	90,167,648

Notes to Financial Statements (Continued)

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

	Purchases	Sales	Realized Gains/Losses
Equity Fund	$ 148,201	$ —	$ —

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Blend Fund Initial Class
Sold	887,437	$20,452,366	528,012	$11,433,592
Issued as reinvestment of dividends	1,036,024	24,201,102	1,915,243	40,979,710
Redeemed	(3,117,796)	(71,083,998)	(3,276,700)	(70,990,967)
Net increase (decrease)	(1,194,335)	$(26,430,530)	(833,445)	$(18,577,665)
Blend Fund Service Class
Sold	934,409	$20,959,674	1,391,604	$30,119,588
Issued as reinvestment of dividends	316,644	7,363,875	455,839	9,724,022
Redeemed	(797,796)	(17,880,305)	(614,951)	(13,331,444)
Net increase (decrease)	453,257	$10,443,244	1,232,492	$26,512,166
Dynamic Bond Fund Class II
Sold	7,449,711	$75,523,408	2,486,863	$24,624,642
Issued as reinvestment of dividends	108,942	1,117,750	1,472,138	14,724,090
Redeemed	(15,810,401)	(161,797,933)	(9,204,024)	(91,908,615)
Net increase (decrease)	(8,251,748)	$(85,156,775)	(5,245,023)	$(52,559,883)
Dynamic Bond Fund Service Class I
Sold	344,611	$3,502,712	400,531	$3,994,057
Issued as reinvestment of dividends	3,730	38,159	27,478	274,456
Redeemed	(157,142)	(1,568,375)	(74,418)	(741,412)
Net increase (decrease)	191,199	$1,972,496	353,591	$3,527,101
Equity Fund Initial Class
Sold	720,539	$16,792,666	532,126	$14,313,375
Issued as reinvestment of dividends	3,838,034	84,655,474	2,049,701	50,723,440
Redeemed	(3,101,463)	(73,921,732)	(2,890,290)	(77,762,357)
Net increase (decrease)	1,457,110	$27,526,408	(308,463)	$(12,725,542)
Equity Fund Service Class
Sold	485,427	$10,932,484	292,000	$7,614,027
Issued as reinvestment of dividends	547,220	11,874,652	271,310	6,619,264
Redeemed	(706,405)	(16,197,506)	(539,324)	(14,333,325)
Net increase (decrease)	326,242	$6,609,630	23,986	$(100,034)
Equity Momentum Fund Class II
Sold	—	$—	—	$—
Issued as reinvestment of dividends	275,844	3,595,440	137,816	1,657,921
Redeemed	—	—	—	—
Net increase (decrease)	275,844	$3,595,440	137,816	$1,657,921

Notes to Financial Statements (Continued)

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Equity Momentum Fund Service Class I
Sold	7,047	$77,458	15,169	$172,205
Issued as reinvestment of dividends	14,874	192,350	7,831	93,583
Redeemed	(22,665)	(257,037)	(15,399)	(165,192)
Net increase (decrease)	(744)	$12,771	7,601	$100,596
Equity Rotation Fund Class II
Sold	—	$—	—	$—
Issued as reinvestment of dividends	77,814	1,109,325	57,537	657,606
Redeemed	—	—	—	—
Net increase (decrease)	77,814	$1,109,325	57,537	$657,606
Equity Rotation Fund Service Class I
Sold	4,249	$56,414	13,914	$164,106
Issued as reinvestment of dividends	4,135	58,536	3,062	34,524
Redeemed	(11,940)	(137,416)	(10,618)	(125,525)
Net increase (decrease)	(3,556)	$(22,466)	6,358	$73,105
High Yield Fund Class II
Sold	614,107	$5,782,357	2,120,691	$20,335,685
Issued as reinvestment of dividends	1,913	18,037	538,310	5,130,049
Redeemed	(4,643,589)	(44,513,850)	(2,371,349)	(22,746,557)
Net increase (decrease)	(4,027,569)	$(38,713,456)	287,652	$2,719,177
High Yield Fund Service Class I
Sold	502,880	$4,684,961	920,037	$8,754,054
Issued as reinvestment of dividends	1,154	10,822	280,545	2,664,581
Redeemed	(822,293)	(7,419,505)	(652,228)	(6,205,127)
Net increase (decrease)	(318,259)	$(2,723,722)	548,354	$5,213,508
Inflation-Protected and Income Fund Initial Class
Sold	5,764,117	$63,752,483	3,300,920	$33,165,216
Issued as reinvestment of dividends	28,441	316,265	741,556	7,592,814
Redeemed	(11,117,164)	(119,258,328)	(5,582,605)	(56,660,183)
Net increase (decrease)	(5,324,606)	$(55,189,580)	(1,540,129)	$(15,902,153)
Inflation-Protected and Income Fund Service Class
Sold	1,208,439	$13,079,822	649,088	$6,580,148
Issued as reinvestment of dividends	4,632	51,184	91,684	933,563
Redeemed	(1,361,946)	(14,634,662)	(791,028)	(7,981,423)
Net increase (decrease)	(148,875)	$(1,503,656)	(50,256)	$(467,712)
Managed Bond Fund Initial Class
Sold	11,403,707	$149,341,369	14,936,199	$182,884,753
Issued as reinvestment of dividends	55,451	733,340	2,518,423	31,524,049
Redeemed	(22,787,742)	(296,934,778)	(15,732,148)	(196,260,115)
Net increase (decrease)	(11,328,584)	$(146,860,069)	1,722,474	$18,148,687
Managed Bond Fund Service Class
Sold	3,122,244	$40,920,144	2,178,139	$27,236,884
Issued as reinvestment of dividends	18,968	249,878	715,422	8,931,167
Redeemed	(4,114,313)	(52,668,273)	(3,220,012)	(40,036,364)
Net increase (decrease)	(973,101)	$(11,498,251)	(326,451)	$(3,868,313)
Short-Duration Bond Fund Class II
Sold	2,057,225	$19,693,406	2,432,078	$23,653,689
Issued as reinvestment of dividends	45	433	585,428	5,669,696
Redeemed	(5,295,106)	(51,081,156)	(3,291,038)	(31,928,114)
Net increase (decrease)	(3,237,836)	$(31,387,317)	(273,532)	$(2,604,729)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Short-Duration Bond Fund Service Class I
Sold	3,063,881	$29,480,845	1,506,957	$14,628,910
Issued as reinvestment of dividends	9	90	101,973	986,511
Redeemed	(1,919,443)	(18,365,937)	(1,066,207)	(10,331,865)
Net increase (decrease)	1,144,447	$11,114,998	542,723	$5,283,556
Small Cap Equity Fund Initial Class
Sold	602,073	$5,077,485	497,375	$4,508,334
Issued as reinvestment of dividends	140,334	1,276,608	1,011,971	8,162,126
Redeemed	(1,500,948)	(13,281,105)	(1,482,987)	(13,407,802)
Net increase (decrease)	(758,541)	$(6,927,012)	26,359	$(737,342)
Small Cap Equity Fund Service Class
Sold	564,885	$4,528,738	324,752	$2,884,498
Issued as reinvestment of dividends	30,205	269,088	242,830	1,918,740
Redeemed	(746,182)	(6,304,366)	(385,124)	(3,419,972)
Net increase (decrease)	(151,092)	$(1,506,540)	182,458	$1,383,266
Special Situations Fund Class II
Sold	—	$—	—	$—
Issued as reinvestment of dividends	273,469	3,959,893	3,024	38,829
Redeemed	—	—	—	—
Net increase (decrease)	273,469	$3,959,893	3,024	$38,829
Special Situations Fund Service Class I
Sold	2,476	$24,825	8,036	$100,115
Issued as reinvestment of dividends	8,845	127,231	—	—
Redeemed	(10,387)	(121,042)	(4,760)	(59,130)
Net increase (decrease)	934	$31,014	3,276	$40,985
Strategic Emerging Markets Fund Class II
Sold	911,853	$10,597,124	1,341,680	$15,011,572
Issued as reinvestment of dividends	307,481	3,818,915	29,362	320,921
Redeemed	(4,387,645)	(57,245,548)	(2,590,677)	(29,799,334)
Net increase (decrease)	(3,168,311)	$(42,829,509)	(1,219,635)	$(14,466,841)
Strategic Emerging Markets Fund Service Class I
Sold	128,408	$1,557,559	199,744	$2,290,189
Issued as reinvestment of dividends	38,294	476,372	81	885
Redeemed	(306,542)	(3,790,757)	(236,412)	(2,732,199)
Net increase (decrease)	(139,840)	$(1,756,826)	(36,587)	$(441,125)
U.S. Government Money Market Fund Initial Class
Sold	351,041,873	$351,041,873	81,377,141	$81,377,141
Issued as reinvestment of dividends	405,972	405,972	2,960,388	2,960,388
Redeemed	(302,959,713)	(302,959,713)	(88,542,372)	(88,542,372)
Net increase (decrease)	48,488,132	$48,488,132	(4,204,843)	$(4,204,843)

Notes to Financial Statements (Continued)

6.	Federal Income Tax Information

At December 31, 2020, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blend Fund	$771,573,488	$21,010,466	$—	$21,010,466
Dynamic Bond Fund	321,100,455	13,753,754	(7,502,854)	6,250,900
Equity Fund	625,533,302	159,977,512	(5,628,846)	154,348,666
Equity Momentum Fund	38,555,176	2,109,158	(344,125)	1,765,033
Equity Rotation Fund	39,019,810	2,712,190	(419,407)	2,292,783
High Yield Fund	94,998,328	5,896,153	(3,769,550)	2,126,603
Inflation-Protected and Income Fund	321,275,795	8,944,097	(1,821,777)	7,122,320
Managed Bond Fund	1,113,628,703	46,334,446	(12,901,337)	33,433,109
Short-Duration Bond Fund	188,615,476	3,262,141	(2,067,865)	1,194,276
Small Cap Equity Fund	91,317,089	44,650,449	(5,543,187)	39,107,262
Special Situations Fund	32,603,763	5,183,897	(681,658)	4,502,239
Strategic Emerging Markets Fund	84,141,401	33,092,562	(3,153,238)	29,939,324

Note: The aggregate cost for investments for the U.S. Government Money Market Fund at December 31, 2020, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss.

At December 31, 2020, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Dynamic Bond Fund	$265,728	$1,632,613
Equity Fund	27,453,969	7,781,654
High Yield Fund	1,297,381	11,233,755
Short-Duration Bond Fund	2,568,932	8,355,978

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2020, was as follows:

	Ordinary Income	Long Term Capital Gain
Blend Fund	$1,414,757	$30,150,220
Dynamic Bond Fund	1,155,909	—
Equity Fund	16,293,607	80,236,519
Equity Momentum Fund	1,202,462	2,585,328
Equity Rotation Fund	706,083	461,778
High Yield Fund	28,859	—
Inflation-Protected and Income Fund	367,449	—
Managed Bond Fund	983,218	—
Short-Duration Bond Fund	523	—
Small Cap Equity Fund	519,119	1,026,577
Special Situations Fund	77,148	4,009,976
Strategic Emerging Markets Fund	549,224	3,746,063
U.S. Government Money Market Fund	405,972	—

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2019, was as follows:

	Ordinary Income	Long Term Capital Gain
Blend Fund	$19,958,295	$30,745,437
Dynamic Bond Fund	14,998,546	—
Equity Fund	16,300,088	41,042,616
Equity Momentum Fund	268,383	1,483,121
Equity Rotation Fund	128,591	563,539
High Yield Fund	7,794,630	—
Inflation-Protected and Income Fund	8,526,377	—
Managed Bond Fund	40,455,216	—
Short-Duration Bond Fund	6,656,207	—
Small Cap Equity Fund	1,463,827	8,617,039
Special Situations Fund	38,829	—
Strategic Emerging Markets Fund	321,806	—
U.S. Government Money Market Fund	2,960,404	—

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2020, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

Notes to Financial Statements (Continued)

At December 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Blend Fund	$36,943,932	$188,501,586	$(173,842)	$21,010,466
Dynamic Bond Fund	11,620,856	(1,898,341)	(30,826)	6,250,900
Equity Fund	14,910,496	(35,235,623)	(217,166)	154,348,666
Equity Momentum Fund	864,505	5,468,826	(1,807)	1,765,778
Equity Rotation Fund	2,321,491	6,806,895	(1,898)	2,292,783
High Yield Fund	6,789,832	(12,531,136)	(18,187)	2,126,603
Inflation-Protected and Income Fund	21,218,150	4,640,862	(74,367)	7,122,320
Managed Bond Fund	51,117,340	3,103,218	(211,148)	33,433,109
Short-Duration Bond Fund	6,437,954	(10,924,910)	(30,397)	1,194,276
Small Cap Equity Fund	1,558,131	7,825,158	(27,282)	39,107,262
Special Situations Fund	2,811,359	3,316,746	(1,592)	4,502,239
Strategic Emerging Markets Fund	—	16,877,811	(12,380)	29,940,425
U.S. Government Money Market Fund	6,742	—	(44,865)	—

During the year ended December 31, 2020, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Blend Fund	$76	$(1,684,062)	$1,683,986
Dynamic Bond Fund	–	(1,432,920)	1,432,920
Equity Fund	–	265,343	(265,343)
Equity Momentum Fund	–	(3,381)	3,381
Equity Rotation Fund	5	(72,228)	72,223
High Yield Fund	–	132,291	(132,291)
Inflation-Protected and Income Fund	–	1,847,773	(1,847,773)
Managed Bond Fund	–	(1,030,675)	1,030,675
Short-Duration Bond Fund	–	(378,467)	378,467
Small Cap Equity Fund	(10,911)	31,713	(20,802)
Special Situations Fund	–	(462)	462
Strategic Emerging Markets Fund	(216,154)	42,835	173,319

The Funds did not have any unrecognized tax benefits at December 31, 2020, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2020, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

Notes to Financial Statements (Continued)

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In October 2020, Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) was amended by Accounting Standards Update 2020-08, Codification Improvements to Subtopic 310-20, Receivables—Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 requires entities to reevaluate whether callable debt securities fall within the scope of ASU 2017-08 at each reporting period. ASU 2020-08 also amends the relevant guidance to require premiums to be amortized to the “next call date” rather than the “earliest call date,” and further clarifies the definition of “next call date.” ASU 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption of ASU 2020-08 is not permitted. Management is currently evaluating the impact, if any, of applying ASU 2020-08.

In March 2020, FASB issued Accounting Standards Update 2020-04 — Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”). ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management does not believe the adoption of 2020-04 will have a material impact on the financial statements.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds. On April 5, 2012, the adversary proceeding was transferred to the Southern District of New York for consolidated pretrial proceedings. The action is now being prosecuted by the litigation trustee (“Trustee”) for the Tribune Litigation Trust.

The potential amount sought to be recovered from the Blend Fund and Small Cap Equity Fund are approximately $207,400 and $93,500, respectively, plus interest and the Official Committee’s court costs.

In addition, on June 2, 2011, the Blend Fund was named as a defendant in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds. On December 20, 2011, this action was transferred to the Southern District of New York for consolidated pretrial proceedings.

Notes to Financial Statements (Continued)

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Trustee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

10.	Coronavirus (COVID-19) Pandemic

The global pandemic outbreak of the novel coronavirus known as COVID-19 has produced, and will likely continue to produce, substantial market volatility, severe market dislocations and liquidity constraints in many markets, and global business disruption, and it may result in future significant adverse effects, such as exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession throughout the world. Such factors may have a significant adverse effect on a Fund’s performance and have the potential to impair the ability of a Fund’s investment adviser, subadviser, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML Blend Fund, MML Dynamic Bond Fund, MML Equity Fund, MML Equity Momentum Fund (formerly known as MML Asset Momentum Fund), MML Equity Rotation Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Managed Bond Fund, MML Short-Duration Bond Fund, MML Small Cap Equity Fund, MML Special Situations Fund, MML Strategic Emerging Markets Fund and MML U.S. Government Money Market Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 23, 2021

We have served as the auditor of one or more MassMutual investment companies since 1995.

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Independent Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Year of birth: 1948	Trustee	Since 2012	Retired.	109

Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Year of birth: 1958	Trustee Chairman	Since 2005 2006-2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC).	109

Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2005	Retired.	109

Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Year of birth: 1946	Chairperson Trustee	Since 2016 Since 2012	Retired.	109

Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Year of birth: 1951	Trustee	Since 2005	Retired.	109

Lead Director (since 2020), Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (2017-2018), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Year of birth: 1952	Trustee	Since 2012	Retired.	111^

Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael R. Fanning^^ Year of birth: 1963	Trustee	Since 2021	Head of MassMutual U.S. (since 2016), Executive Vice President (2016-2018), Member of MassMutual’s Executive Leadership Team (since 2008), MassMutual.	109

Director (since 2016), MML

Advisers; Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Clifford M, Noreen^^^ Year of birth: 1957	Trustee	Since 2021

Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer (2016-2018), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings LLC.

111^

Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company).

Principal Officers

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Year of birth: 1975	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Select Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company).	109
Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer Assistant Clerk	Since 2008 2005- 2008

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (openend investment company).

				109
Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	109
Paul LaPiana Year of birth: 1969	President	Since 2021	President (since 2021), MML Advisers; Head of MassMutual U.S. Product (since 2019), Head of Field Management (2016-2019), MassMutual; Executive Vice President, Head of Field Distribution (2012-2016), MetLife; President (since 2021), MassMutual Select Funds (open-end investment company); President (since 2021), MML Series Investment Fund (open-end investment company); President (since 2021), MassMutual Premier Funds (open-end investment company).	109

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary Assistant Secretary (formerly known as “Assistant Clerk”)	Since 2017 2008- 2017

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008- 2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).

				109
Douglas Steele Year of birth: 1975	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	109
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	109

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Mr. Fanning is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^	Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2020, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Blend Fund	36.51%
Equity Fund	100.00%
Equity Momentum Fund	9.33%
Equity Rotation Fund	33.69%
Managed Bond Fund	0.86%
Short-Duration Bond Fund	0.64%
Small Cap Equity Fund	100.00%
Special Situations Fund	10.79%
Strategic Emerging Markets Fund	3.92%

The Fund(s) intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in the Treasury Regulations §1.163(j)-1(b).

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Monthly Reporting

The U.S. Government Money Market Fund files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The U.S. Government Money Market Fund’s reports on Form N-MFP are available on the SEC’s EDGAR database on its website at http://www.sec.gov. In addition, the U.S. Government Money Market Fund makes portfolio holdings information available to shareholders at http://www.massmutual.com/funds.

Quarterly Reporting

The Funds, except for the U.S. Government Money Market Fund, file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov. In addition, the Funds make the complete schedule of portfolio holdings from their filings on Form N-PORT available to shareholders at http://www.massmutual.com/funds.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in September 2020, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), reviewed and approved (i) new subadvisory agreements with Invesco for the Equity Momentum Fund, Equity Rotation Fund, and Special Situations Fund, and (ii) a new subadvisory agreement with BlackRock for the Blend Fund (together, the “Funds” and the “New Subadvisory Agreements”). In preparation for the meeting, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the New Subadvisory Agreements. In all of their deliberations, the Trustees were advised by independent counsel. In reviewing the New Subadvisory Agreements, the Independent Trustees discussed with MML Advisers and considered a wide range of information about, among other things: (i) Invesco and BlackRock and their personnel with responsibility for providing services to the respective Funds; (ii) the terms of the New Subadvisory Agreements; (iii) the scope and quality of the services that Invesco and BlackRock will provide under the New Subadvisory Agreements; (iv) the historical and/or hypothetical investment performance track records of Invesco and BlackRock; and (v) the fees payable to Invesco and BlackRock by MML Advisers, the effect of such fees on the profitability to MML Advisers, and any information provided by Invesco and BlackRock regarding the fees paid to Invesco and BlackRock by other funds with similar investment objectives as the respective Funds. The Trustees also noted the fact that the Blend Fund’s advisory fees and total expenses were not expected to change as a result of its New Subadvisory Agreement, and that MML Advisers was proposing to implement contractual management fee waivers and/or expense caps for the Equity Momentum Fund, Equity Rotation Fund, and Special Situations Fund. In addition, the Trustees also approved new sub-subadvisory agreements between Invesco and Invesco Capital Management LLC for the Equity Momentum Fund, Equity Rotation Fund, and Special Situations Fund (the “New Sub-Subadvisory Agreements”).

Prior to the votes being taken to approve the New Subadvisory Agreements and New Sub-Subadvisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Other Information (Unaudited) (Continued)

Based on the foregoing, and following their review, the Trustees concluded, with respect to the New Subadvisory Agreements, that (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the New Subadvisory Agreements; (ii) MML Advisers’ projected levels of profitability due to the New Subadvisory Agreements are not excessive and the subadvisory fee amounts under the New Subadvisory Agreements are fair and reasonable; (iii) the investment processes and strategies of each of Invesco and BlackRock appear well suited to the respective Funds given their investment objectives and policies; and (iv) the terms of the New Subadvisory Agreements are fair and reasonable with respect to the respective Funds, and are in the best interests of each Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including a majority of the Independent Trustees voting separately, unanimously voted to approve the New Subadvisory Agreements and New Sub-Subadvisory Agreements.

The New Subadvisory Agreements and New Sub-Subadvisory Agreements for the Blend Fund, Equity Momentum Fund, and Special Situations Fund, as applicable, became effective on November 18, 2020.

The New Subadvisory Agreement and New Sub-Subadvisory Agreement for the Equity Rotation Fund became effective on November 23, 2020.

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2020

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2020:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2020.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blend Fund
Initial Class	$1,000	0.45%	$1,145.20	$2.43	$1,022.90	$2.29
Service Class	1,000	0.70%	1,143.80	3.77	1,021.60	3.56
Dynamic Bond Fund
Class II	1,000	0.63%	1,029.90	3.21	1,022.00	3.20
Service Class I	1,000	0.88%	1,028.00	4.49	1,020.70	4.47
Equity Fund
Initial Class	1,000	0.44%	1,222.90	2.46	1,022.90	2.24
Service Class	1,000	0.69%	1,221.40	3.85	1,021.70	3.51
Equity Momentum Fund
Class II	1,000	0.87%	1,213.60	4.84	1,020.80	4.42
Service Class I	1,000	1.11%	1,212.10	6.17	1,019.60	5.64
Equity Rotation Fund
Class II	1,000	0.75%	1,244.20	4.23	1,021.40	3.81
Service Class I	1,000	1.00%	1,242.80	5.64	1,020.10	5.08

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
High Yield Fund
Class II	$1,000	0.79%	$1,128.80	$4.23	$1,021.20	$4.01
Service Class I	1,000	1.05%	1,127.10	5.61	1,019.90	5.33
Inflation-Protected and Income Fund
Initial Class	1,000	0.60%	1,061.60	3.11	1,022.10	3.05
Service Class	1,000	0.85%	1,061.00	4.40	1,020.90	4.32
Managed Bond Fund
Initial Class	1,000	0.42%	1,052.30	2.17	1,023.00	2.14
Service Class	1,000	0.67%	1,051.00	3.45	1,021.80	3.41
Short-Duration Bond Fund
Class II	1,000	0.56%	1,045.70	2.88	1,022.30	2.85
Service Class I	1,000	0.81%	1,044.70	4.16	1,021.10	4.12
Small Cap Equity Fund
Initial Class	1,000	0.73%	1,353.40	4.32	1,021.50	3.71
Service Class	1,000	0.98%	1,351.80	5.79	1,020.20	4.98
Special Situations Fund
Class II	1,000	0.93%	1,462.90	5.76	1,020.50	4.72
Service Class I	1,000	1.18%	1,462.00	7.30	1,019.20	5.99
Strategic Emerging Markets Fund
Class II	1,000	1.39%	1,288.30	8.00	1,018.10	7.05
Service Class I	1,000	1.64%	1,287.30	9.43	1,016.90	8.31
U.S. Government Money Market Fund
Initial Class	1,000	0.17%	1,000.00	0.85	1,024.30	0.87

*

Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2020, multiplied by the average account value over the period, multiplied by 184 days in the period, divided by 366 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.

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Underwriter:
MML Distributors, LLC
1295 State Street
Springfield, Massachusetts
01111-0001

© 2021 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield,MA 01111-0001. All rights reserved. www.MassMutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-50505-00

Item 2. Code of Ethics.

As of December 31, 2020, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer, Principal Financial Officer, and other senior financial officers pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2020, there were no reportable amendments to any provisions of the Code of Ethics and the Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Susan B. Sweeney and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Ms. Sweeney and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2020 and 2019 were $660,178 and $425,231, respectively.
(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2020 and 2019. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2020 and 2019.
(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2020 and 2019 were $46,531 and $89,142, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2020 and 2019.
(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2020 and 2019. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2020 and 2019.
(e)	(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2020 and 2019 were pre-approved by the committee.
(2) Not applicable.

(f)	Not applicable.
(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2020 and 2019 were $342,808 and 1,977,093, respectively.

(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant's adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP's independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund II

By (Signature and Title)	/s/ Paul LaPiana
Paul LaPiana, President and Principal Executive Officer
Date	2/23/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul LaPiana
Paul LaPiana, President and Principal Executive Officer

Date	2/23/2021

By (Signature and Title)	/s/ Renee Hitchcock
Renee Hitchcock, Treasurer and Principal Financial Officer

Date	2/23/2021